EXHIBIT 10.2

***Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed with the Securities and Exchange Commission.

PURCHASE AND SALE AGREEMENT

among

DEVON ENERGY PRODUCTION COMPANY, L.P.

and

DEVON LOUISIANA CORPORATION,

and

DEVON ENERGY PETROLEUM PIPELINE COMPANY

as Seller

and

MARITECH RESOURCES, INC., as Buyer

and

TETRA TECHNOLOGIES, INC., as Guarantor

dated

July 22, 2005

i

4.18	Brokers Fees	20

ARTICLE V
BUYER'S REPRESENTATIONS AND WARRANTIES		20
5.1	Organization; Existence	20
5.2	Authorization	20
5.3	No Conflicts	20
5.4	Consents	21
5.5	Bankruptcy	21
5.6	Litigation	21
5.7	Financing	21
5.8	Regulatory	21
5.9	Independent Evaluation	21
5.10	Broker's Fees	22
5.11	Accredited Investor	22

ARTICLE VI
CERTAIN AGREEMENTS		22
6.1	Conduct of Business	22
6.2	Successor Operator	22
6.3	HSR Act	23
6.4	Governmental Bonds	23
6.5	Performance Bond	23
6.6	Record Retention	24
6.7	Notifications	24

ARTICLE VII
BUYER'S CONDITIONS TO CLOSING		24
7.1	Representations	24
7.2	Performance	24
7.3	No Legal Proceedings	24
7.4	Title Defects and Environmental Defects	24
7.5	HSR Act	25

ARTICLE VIII
SELLER'S CONDITIONS TO CLOSING		25
8.1	Representations	25
8.2	Performance	25
8.3	No Legal Proceedings	25
8.4	Title Defects and Environmental Defects	25
8.5	HSR Act	25
8.6	Replacement Bonds	25

ARTICLE IX
CLOSING		26
9.1	Date of Closing	26
9.2	Place of Closing	26

9.3	Closing Obligations	26
9.4	Records	27

ARTICLE X
EMPLOYEE MATTERS		1
10.1	Transferring Employees	27
10.2	WARN Act	Error! Bookmark not defined.
10.3	Seller's Employee Benefit Plans	Error! Bookmark not defined.
10.4	Buyer's Employee Benefit Plans	Error! Bookmark not defined.
10.5	Severance Benefits	Error! Bookmark not defined.
10.6	Welfare Benefits Claims and Plans	Error! Bookmark not defined.
10.7	No Third Party Rights	Error! Bookmark not defined.

ARTICLE XI
ACCESS / DISCLAIMERS		28
11.1	Access	28
11.2	Confidentiality	29
11.3	Disclaimers	29

ARTICLE XII
TITLE MATTERS; CASUALTIES; TRANSFER RESTRICTIONS		31
12.1	Seller's Title	31
12.2	Notice of Title Defects; Defect Adjustments	32
12.3	Casualty or Condemnation Loss	36
12.4	Preferential Purchase Rights and Consents to Assign	38

ARTICLE XIII
ENVIRONMENTAL MATTERS		38
13.1	Environmental Defects	39
13.2	NORM, Wastes and Other Substances	41

ARTICLE XIV
ASSUMPTION; SURVIVAL, INDEMNIFICATION		41
14.1	Assumption by Buyer	41
14.2	Indemnities of Seller	42
14.3	Indemnities of Buyer	42
14.4	Limitation on Liability	43
14.5	Express Negligence	44
14.6	Exclusive Remedy	44
14.7	Indemnification Procedures	44
14.8	Survival	46
14.9	Waiver of Right to Rescission	46
14.10	Insurance, Taxes	47
14.11	Non-Compensatory Damages	47
14.12	Cooperation by Buyer - Retained Litigation	47
14.13	Disclaimer of Application of Anti-Indemnity Statutes	47

ARTICLE XV
TERMINATION, DEFAULT AND REMEDIES		47
15.1	Right of Termination	47
15.2	Effect of Termination	48
15.3	Return of Documentation and Confidentiality	48

ARTICLE XVI
MISCELLANEOUS		48
16.1	Exhibits	48
16.2	Expenses and Taxes	48
16.3	Assignment	49
16.4	Preparation of Agreement	49
16.5	Publicity	49
16.6	Notices	49
16.7	Removal of Name	51
16.8	Further Cooperation	51
16.9	Filings, Notices and Certain Governmental Approvals	51
16.10	Entire Agreement; Conflicts	51
16.11	Parties in Interest	52
16.12	Amendment	52
16.13	Waiver; Rights Cumulative	52
16.14	Governing Law; Jurisdiction, Venue; Jury Waiver	52
16.15	Severability	53
16.16	Couterparts	53
16.17	Like-Kind Exchange	53

1.1	Defined Terms	1
1.2	References	11
1.3	Articles	11
1.4	Number and Gender	11

ARTICLE II
PURCHASE AND SALE		11
2.1	Purchase and Sale	11
2.2	Excluded Assets	12
2.3	Revenues and Expenses	12

ARTICLE III
PURCHASE PRICE		13
3.1	Purchase Price	13
3.2	Deposit	13
3.3	Adjustments to Purchase Price	13
3.4	Adjustment Methodology	15
3.5	Preliminary Settlement Statement	15
3.6	Final Settlement Statement	16
3.7	Disputes	16

3.8	Allocation of Purchase Price / Allocated Values	16

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER		17
4.1	Organization, Existence	17
4.2	Authorization	17
4.3	No Conflicts	17
4.4	Consents	17
4.5	Bankruptcy	17
4.6	Foreign Person	18
4.7	Litigation	18
4.8	Material Contracts	18
4.9	No Violation of Laws	19
4.10	Preferential Rights	19
4.11	Royalties, Etc	19
4.12	Personal Property	19
4.13	Imbalances	19
4.14	Current Commitments	19
4.15	Environmental	19
4.16	Production Taxes	20
4.17	Employees	20
4.18	Brokers Fees	20

ARTICLE V
BUYER'S REPRESENTATIONS AND WARRANTIES		20
5.1	Organization; Existence	20
5.2	Authorization	20
5.3	No Conflicts	20
5.4	Consents	21
5.5	Bankruptcy	21
5.6	Litigation	21
5.7	Financing	21
5.8	Regulatory	21
5.9	Independent Evaluation	21
5.10	Broker's Fees	22
5.11	Accredited Investor	22

ARTICLE VI
CERTAIN AGREEMENTS		22
6.1	Conduct of Business	22
6.2	Successor Operator	22
6.3	HSR Act	23
6.4	Governmental Bonds	23
6.5	Performance Bond	23
6.6	Record Retention	24
6.7	Notifications	24

v

ARTICLE VII
BUYER'S CONDITIONS TO CLOSING		24
7.1	Representations	24
7.2	Performance	24
7.3	No Legal Proceedings	24
7.4	Title Defects and Environmental Defects	24
7.5	HSR Act	25

ARTICLE VIII
SELLER'S CONDITIONS TO CLOSING		25
8.1	Representations	25
8.2	Performance	25
8.3	No Legal Proceedings	25
8.4	Title Defects and Environmental Defects	25
8.5	HSR Act	25
8.6	Replacement Bonds	25

ARTICLE IX
CLOSING		26
9.1	Date of Closing	26
9.2	Place of Closing	26
9.3	Closing Obligations	26
9.4	Records	27

ARTICLE X
EMPLOYEE MATTERS		Error! Bookmark not defined.
10.1	Transferring Employees	27
10.2	WARN Act	Error! Bookmark not defined.
10.3	Seller's Employee Benefit Plans	Error! Bookmark not defined.
10.4	Buyer's Employee Benefit Plans	Error! Bookmark not defined.
10.5	Severance Benefits	Error! Bookmark not defined.
10.6	Welfare Benefits Claims and Plans	Error! Bookmark not defined.
10.7	No Third Party Rights	Error! Bookmark not defined.

ARTICLE XI
ACCESS / DISCLAIMERS		28
11.1	Access	28
11.2	Confidentiality	29
11.3	Disclaimers	29

ARTICLE XII
TITLE MATTERS; CASUALTIES; TRANSFER RESTRICTIONS		31
12.1	Seller's Title	31
12.2	Notice of Title Defects; Defect Adjustments	32
12.3	Casualty or Condemnation Loss	36
12.4	Preferential Purchase Rights and Consents to Assign	38

ARTICLE XIII
ENVIRONMENTAL MATTERS		38
13.1	Environmental Defects	39
13.2	NORM, Wastes and Other Substances	41

ARTICLE XIV
ASSUMPTION; SURVIVAL, INDEMNIFICATION		41
14.1	Assumption by Buyer	41
14.2	Indemnities of Seller	42
14.3	Indemnities of Buyer	42
14.4	Limitation on Liability	43
14.5	Express Negligence	44
14.6	Exclusive Remedy	44
14.7	Indemnification Procedures	44
14.8	Survival	46
14.9	Waiver of Right to Rescission	46
14.10	Insurance, Taxes	47
14.11	Non-Compensatory Damages	47
14.12	Cooperation by Buyer - Retained Litigation	47
14.13	Disclaimer of Application of Anti-Indemnity Statutes	47

ARTICLE XV
TERMINATION, DEFAULT AND REMEDIES		47
15.1	Right of Termination	47
15.2	Effect of Termination	48
15.3	Return of Documentation and Confidentiality	48
ARTICLE XVI
MISCELLANEOUS		48
16.1	Exhibits	48
16.2	Expenses and Taxes	48
16.3	Assignment	49
16.4	Preparation of Agreement	49
16.5	Publicity	49
16.6	Notices	49
16.7	Removal of Name	51
16.8	Further Cooperation	51
16.9	Filings, Notices and Certain Governmental Approvals	51
16.10	Entire Agreement; Conflicts	51
16.11	Parties in Interest	52
16.12	Amendment	52
16.13	Waiver; Rights Cumulative	52
16.14	Governing Law; Jurisdiction, Venue; Jury Waiver	52
16.15	Severability	53
16.16	Couterparts	53
16.17	Like-Kind Exchange	53

LIST OF EXHIBITS AND SCHEDULES

Exhibits
Exhibit A	Allocated Value, Well (WI/NRI), Encumbrances
Exhibit A-2	High Island Pipeline System (Segments)
Exhibit A-3	Certain of the Assets that are being Sold and Conveyed
Exhibit B	Form of Assignment and Bill of Sale (County/Parish)
Exhibit B-2	MMS Assignment forms
Exhibit C	Title Indemnity Agreement
Exhibit D	Access Agreement
Exhibit G	Deep Depths Operating Agreement
Exhibit H	TETRA Guaranty of Maritech

Schedules
Schedule 3.8	Allocated Values
Schedule 4.4	Consents
Schedule 4.7	Litigation
Schedule 4.8	Material Contracts
Schedule 4.9	Violation of Laws
Schedule 4.10	Preferential Rights
Schedule 4.12	Personal Property
Schedule 4.13	Imbalances

Schedule 4.14	Current Commitments
Schedule 4.15	Environmental
Schedule 4.16	Production Taxes
Schedule 6.1	Conduct of Business
Schedule 14.1	Retained Litigation

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is executed as of this 22nd day of July, 2005, and is among Devon Energy Production Company, L.P. (“DEPC”), a Delaware limited partnership and Devon Louisiana Corporation (“DLC”), a Louisiana corporation, and Devon Energy Petroleum Pipeline Company (“DEPPC”), a Delaware corporation (all herein referred to as “Seller”); and Maritech Resources, Inc. (“Buyer”), a Delaware corporation; and TETRA Technologies, Inc. (“Guarantor”), a Delaware corporation, as guarantor of Buyer for the obligations of Buyer specified in this Agreement.

Recitals

Seller desires to sell and convey, and Buyer desires to purchase and pay for, the Assets (as defined hereinafter) effective as of the Effective Time (as defined hereinafter).

NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Defined Terms. In addition to the terms defined in the introductory paragraph and the other provisions of this Agreement, for purposes hereof, the following expressions and terms shall have the meanings set forth in this Article I, unless the context otherwise requires:

“Access Agreement” shall have the meaning set forth in Article 13.1(b)(iv).

“Accounting Arbitrator” shall have the meaning set forth in Article 3.7.

“Adjusted Purchase Price” shall have the meaning set forth in Article 3.3.

“AFE” shall have the meaning set forth in Article 4.14.

“Affected Well” shall have the meaning set forth in Article 12.2(g)(v).

“Affiliate” shall mean any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, another Person. The term “control” and its derivatives with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Deductible” shall mean Five Hundred Thousand Dollars ($500,000.00).

1

“Agreement” shall have the meaning set forth in the first paragraph herein.

“Allocated Value,” with respect to any Asset, means the amount set forth on Exhibit A and on Schedule 3.8 as the “Allocated Value” for such Asset.

“Applicable Contracts” means all Contracts by which the Properties and other Assets are bound or that primarily relate to the Properties or other Assets and (in each case) that will be binding on the Assets or Buyer after the Closing, including, without limitation; farmin and farmout agreements; bottomhole agreements; crude oil, condensate, and natural gas purchase and sale, gathering, transportation, and marketing agreements; hydrocarbon storage agreements; acreage contribution agreements; operating agreements; balancing agreements; pooling declarations or agreements; unitization agreements; processing agreements; saltwater disposal agreements; facilities or equipment leases; crossing agreements; letters of no objection; platform use agreements; production handling agreements; and other similar contracts and agreements, owned by Seller and primarily related to the Properties or other Assets, but exclusive of any master service agreements.

“Assets” shall have the meaning set forth in Article 2.1.

“Assignment” means the Assignment and Bill of Sale from Seller to Buyer, pertaining to the Assets, substantially in the form attached to this Agreement as Exhibit B.

“Assumed Obligations” shall have the meaning set forth in Article 14.1.

“Buyer” shall have the meaning set forth in the first paragraph herein.

“Buyer Indemnified Parties” shall have the meaning set forth in Article 14.2.

“Buyer’s Representatives” shall have the meaning set forth in Article 11.1(a).

“Claim” shall have the meaning set forth in Article 14.7(b).

“Claim Notice” shall have the meaning set forth in Article 14.7(b).

“Closing” shall have the meaning set forth in Article 9.1.

“Closing Date” shall have the meaning set forth in Article 9.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” shall mean that certain Confidentiality Agreement between Maritech Resources, Inc. and Devon Energy Corporation, dated December 20, 2004.

“Contract” means any written or oral contract, agreement, agreement regarding indebtedness, indenture, debenture, note, bond, loan, lease, mortgage, franchise, license agreement, purchase order, binding bid, commitment, letter of credit or any other legally binding arrangement, excluding, however, any Lease, easement, right-of-way, permit or other instrument

2

creating an interest in the Assets or a real or immovable property related to or used in connection with the operations of any Assets.

“Cure Period” shall have the meaning set forth in Article 12.2(c).

“Customary Post Closing Consents” shall mean the consents and approvals from Governmental Authorities for the assignment of the Assets to Buyer, that are customarily obtained after the assignment of properties similar to the Assets.

“Deep Depths” shall mean those depths in the Assets as to which it is indicated on Exhibit A that either fifty percent (50%) or one hundred percent (100%) of Seller’s interest therein is being reserved by Seller (to be retained by Seller as is specified in this Agreement).

“Defective Support Property” shall have the meaning set forth in Article 12.3(g)(v).

“Defensible Title” shall mean such title of Seller with respect to the Assets that, subject to Permitted Encumbrances:

(i) with respect to each Well (or the specified zone(s) therein) shown in Exhibit A, entitles Seller to receive the Net Revenue Interest shown in Exhibit A for such Well (or the specified zone(s) therein) throughout the duration of the productive life of such Well (or the specified zone(s) therein), except for (i) decreases in connection with those operations in which a Seller may from and after the date of this Agreement be a non-consenting co-owner, (ii) decreases resulting from the establishment or amendment from and after the date of this Agreement of pools or units, (iii) decreases required to allow other working interest owners to make up past underproduction or pipelines to make up past under deliveries, and (iv) as otherwise stated in Exhibit A;

(ii) with respect to each Well (or the specified zone(s) therein) shown in Exhibit A, obligates Seller to bear the Working Interest shown in Exhibit A for such Well (or the specified zone(s) therein) not greater than the Working Interest shown in Exhibit A for such Well (or the specified zone(s) therein) without increase throughout the productive life of such Well (or the specified zone(s) therein), except (i) increases resulting from contribution requirements with respect to defaulting co-owners under applicable operating agreements, (ii) increases to the extent that they are accompanied by a proportionate increase in Seller’s Net Revenue Interest, and (iii) as otherwise stated in Exhibit A;

(iii) with respect to Assets other than the Leases or Wells (or the specified zone(s) therein), is defensible; and

(iv) is free and clear of all Encumbrances.

“DEPC” shall have the meaning set forth in the first paragraph herein.

“Deposit” shall have the meaning set forth in Article 3.2.

“DEPPC” shall have the meaning set forth in the first paragraph herein.

3

“Dispute Notice” shall have the meaning set forth in Article 3.6.

“DLC” shall have the meaning set forth in the first paragraph herein.

“DOJ” shall mean the Department of Justice.

“Effective Time” shall mean 7:00 a.m. (Central Standard Time) on January 1, 2005.

“Encumbrance” shall mean any lien, security interest, pledge, charge or encumbrance, except Permitted Encumbrances.

“Environmental Arbitrator” shall have the meaning set forth in Article 13.1(e).

“Environmental Claim Date” shall have the meaning set forth in Article 13.1(a).

“Environmental Condition” shall mean (a) a condition existing on the date of this Agreement with respect to the air, soil, subsurface, surface waters, ground waters and/or sediments that causes an Asset (or Seller with respect to an Asset) not to be in compliance with any Environmental Law or (b) the existence as of the date of this Agreement with respect to the Assets or their operation thereof of any environmental pollution, contamination, degradation, damage or injury caused by, related to, remedial or corrective action is presently required (or if known, would be presently required) under Environmental Laws.

“Environmental Defect” shall mean an Environmental Condition with respect to an Asset that is not set forth in Schedule 4.15.

“Environmental Defect Notice” shall have the meaning set forth in Article 13.1(a).

“Environmental Laws” means all applicable federal, state, and local laws in effect as of the date of this Agreement, including common law, relating to the protection of the public health, welfare, and the environment, including, without limitation, those laws relating to the storage, handling, and use of chemicals and other Hazardous Substances, those relating to the generation, processing, treatment, storage, transportation, disposal, or other management thereof. The term “Environmental Laws” does not include good or desirable operating practices or standards that may be employed or adopted by other oil and gas well operators or recommended by a Governmental Authority.

“Excluded Assets” shall mean (a) all of Seller’s corporate minute books, financial records, and other business records that relate to Seller’s business generally (including the ownership and operation of the Assets); (b) all trade credits, all accounts, receivables and all other proceeds, income or revenues attributable to the Assets with respect to any period of time prior to the Effective Time; (c) all claims and causes of action of Seller arising under or with respect to any Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds); (d) all rights and interests of Seller (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property; (e) all Hydrocarbons produced and sold from the Properties with respect to all periods prior to the Effective Time; (f) all claims of Seller for refunds of or

4

loss carry forwards with respect to (A) production or any other taxes attributable to any period prior to the Effective Time, (B) income or franchise taxes or (C) any taxes attributable to the Excluded Assets; (g) all personal computers and associated peripherals and all radio and telephone equipment; (h) all of Seller’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (i) all documents and instruments of Seller that may be protected by an attorney-client privilege; (j) all data that cannot be disclosed to Buyer as a result of confidentiality arrangements under agreements with Third Parties; (k) all audit rights arising under any of the Applicable Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets, except for any Imbalances; (l) all geophysical, and other seismic and related technical data and information relating to the Properties; (m) documents prepared or received by Seller with respect to (A) lists of prospective purchasers for such transactions compiled by Seller, (B) bids submitted by other prospective purchasers of the Assets, (C) analyses by Seller of any bids submitted by any prospective purchaser, (D) correspondence between or among Seller, its respective representatives, and any prospective purchaser other than Buyer and (E) correspondence between Seller or any of its respective representatives with respect to any of the bids, the prospective purchasers, or the transactions contemplated in this Agreement; (n) any offices, office leases or personal property located on such sites which are not directly related to any one or more of the Assets; (o) those depths, including, without limiting the foregoing in any respect, Deep Depths, designated as excluded, excepted or reserved on Exhibit A with respect to the Leases, Lands or Assets; and (p) those currently existing overriding royalty interests designated as excluded, excepted or reserved on Exhibit A with respect to the Leases, Lands or Assets.

“Final Price” shall have the meaning set forth in Article 3.6.

“Final Settlement Statement” shall have the meaning set forth in Article 3.6.

“FTC” shall mean the Federal Trade Commission.

“Governmental Authority” shall mean any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitle to exercise any administrative, executive, judicial, legislative, belief, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Guarantor” is TETRA Technologies, Inc.

“Guaranty” is the guaranty referenced in Article 6.5

“Hazardous Substances” shall mean any pollutants, contaminants, toxics or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, or chemicals that are regulated by, or may form the basis of liability under, any Environmental Laws, including NORM and other substances referenced in Article 13.2.

“HSR Act” shall mean the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

5

“Hydrocarbons” means oil and gas and other hydrocarbons produced or processed in association therewith.

“Imbalance” means (i) any imbalance at the wellhead between the amount of Hydrocarbons produced from a Well and allocable to the interests of Seller therein and the shares of production from the relevant Well to which Seller is entitled and (ii) any marketing imbalance between the quantity of Hydrocarbons required to be delivered by Seller under any Contract relating to the purchase and sale, gathering, transportation, storage, processing, or marketing of Hydrocarbons and the quantity of Hydrocarbons actually delivered by Seller pursuant to the relevant Contract, together with any appurtenant rights and obligations concerning future in-kind and/or cash balancing at the wellhead and production balancing at the delivery point into the relevant sale, gathering, transportation, storage, or processing facility.

“Individual Environmental Threshold” shall have the meaning set forth in Article 13.1(d).

“Individual Title Defect Threshold” shall have the meaning set forth in Article 12.2(i).

“Interim Period” shall mean that period of time commencing with the Effective Time and ending at 7:00 a.m. (Central Standard Time) on the Closing Date.

“Knowledge” shall mean with respect to Seller, the actual Knowledge (without investigation) of the following Persons: Tony Benvegnu; Steve Minor; Todd Morgan; Wade Bonds; Mark Gress; Buck Sanders; Alan Davies; Will McCrocklin; and Don Sands.

“Lands” shall have the meaning set forth in Article 2.1(a).

“Law” shall mean any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

“Leases” shall have the meaning set forth in Article 2.1(a).

“Liabilities” shall mean any and all claims, causes of actions, payments, charges, judgments, assessments, liabilities, losses, damages, penalties, fines or costs and expenses, including any attorneys’ fees, legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury or death or property damage.

“Material Adverse Effect” shall mean an event or circumstance that, individually or in the aggregate, results in a material adverse effect on the ownership, operations, or value of the Assets, taken as a whole and as currently operated as of the date of this Agreement or a material adverse effect on the ability of Seller to consummate the transactions contemplated by this Agreement; provided, however, that none of the following shall deem to constitute a Material Adverse Effect: (i) any effect resulting from entering into this Agreement or the announcement of the transactions contemplated by this Agreement; (ii) any effect resulting from changes in general market, economic, financial or political conditions in the area in which the Assets are located, the United States or worldwide, or any outbreak of hostilities or war, (iii) any effect resulting from a change in Laws from and after the date of this Agreement; (iv) any reclassification or recalculation of reserves in the ordinary course of business; (v) any changes in the prices of Hydrocarbons; and (vi) natural declines in well performance.

6

“MMS” shall mean the Minerals Management Service.

“Net Revenue Interest”, with respect to any Well, means the interest in and to all Hydrocarbons produced, saved, and sold from or allocated to such Well, after giving effect to all royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests, and other burdens upon, measured by, or payable out of production therefrom.

“NORM” shall mean naturally occurring radioactive material.

“Operating Expenses” shall have the meaning set forth in Article 2.3.

“Performance” shall have the meaning set forth in Article 6.5.

“Permitted Encumbrances” shall mean:

(a) lessor’s royalties, non-participating royalties, overriding royalties, reversionary interests, and similar burdens upon, measured by, or payable out of production if the net cumulative effect of such burdens does not operate to reduce the Net Revenue Interest of Seller in any Well (or the specified zone(s) therein) to an amount less than the Net Revenue Interest set forth on Exhibit A for such Well (or the specified zone(s) therein) and do not obligate Seller to bear a Working Interest for such Well (or the specified zone(s) therein) in any amount greater than the Working Interest set forth on Exhibit A for such Well (or the specified zone(s) therein) (unless the Net Revenue Interest for such Asset is greater than the Net Revenue Interest set forth on Exhibit A in the same proportion as any increase in such Working Interest);

(b) preferential rights to purchase and required third party consents to assignments and similar agreements;

(c) liens for taxes or assessments not yet due or delinquent or, if delinquent, that are being contested in good faith in the normal course of business;

(d) Customary Post-Closing Consents;

(e) conventional rights of reassignment;

(f) such Title Defects as Buyer may have waived;

(g) all applicable Laws, and rights reserved to or vested in any Governmental Authority (i) to control or regulate any Asset in any manner; (ii) by the terms of any right, power, franchise, grant, license, or permit, or by any provision of Law, to terminate such right, power, franchise grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Assets; (iii) to use such property in a manner which does not materially impair the use of such property for the purposes for which it is currently owned and operated and (iv) to enforce any obligations or duties affecting the Assets to any Governmental Authority, with respect to any franchise, grant, license, or permit;

7

(h) rights of a common owner of any interest in rights-of-way or easements currently held by Seller and such common owner as tenants in common or through common ownership;

(i) easements, conditions, covenants, restrictions, servitudes, permits, rights-of-way, surface leases and other rights in the Assets for the purpose of surface operations, roads, alleys, highways, railways, pipelines, transmission lines, transportation lines, distribution lines, power lines, telephone lines, and removal of timber, grazing, logging operations, canals, ditches, reservoirs, and other like purposes, or for the joint or common use of real estate, rights-of-way, facilities, and equipment which do not materially impair the use of the Assets as currently owned and operated;

(j) zoning and planning ordinances and municipal regulations;

(k) vendors, carriers, warehousemen’s, repairmen’s, mechanics, workmen’s, materialmen’s, construction or other like liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any property in respect of obligations which are not yet due or which are being contested in good faith by appropriate proceedings by or on behalf of Seller;

(l) liens created under leases and/or operating agreements or by operation of Law in respect of obligations that are not yet due or that are being contested in good faith by appropriate proceedings by or on behalf of Seller;

(m) any encumbrance affecting the Assets which is expressly assumed, bonded or paid by Buyer at or prior to Closing or which is discharged by Seller at or prior to Closing;

(n) any matters referenced on Exhibit A; and

(o) the Leases and all other liens, charges, encumbrances, Contracts (including the Applicable Contracts), agreements, instruments, obligations, defects, and irregularities affecting the Assets that individually or in the aggregate are not such as to materially interfere with the operation or use of any of the Assets (as currently owned and operated), do not reduce the Net Revenue Interest of Seller in any Well (or the specified zone(s) therein) to an amount less than the Net Revenue Interest set forth on Exhibit A for such Well (or the specified zone(s) therein) and do not obligate Seller to bear a Working Interest for such Well (or the specified zone(s) therein) in any amount greater than the Working Interest set forth on Exhibit A for such Well (unless the Net Revenue Interest for such Asset is greater than the Net Revenue Interest set forth on Exhibit A in the same proportion as any increase in such Working Interest).

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity.

“Personal Property” shall have the meaning set forth in Article 2.1(f).

“Preliminary Settlement Statement” shall have the meaning set forth in Article 3.5.

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“Property” or “Properties” shall have the meaning set forth in Article 2.1(b).

“Purchase Price” shall have the meaning set forth in Article 3.1.

“Records” shall have the meaning set forth in Article 2.1(h).

“Remediation” shall mean, with respect to an Environmental Condition, the implementation and completion of any remedial, removal, response, construction, closure, disposal or other corrective actions required under Environmental Laws to correct or remove such Environmental Condition.

“Remediation Amount” shall mean, with respect to an Environmental Condition, the present value as of the Closing Date (using an annual discount rate of ten percent (10%)) of the cost (net to Seller’s interest) of the most cost effective Remediation of such Environmental Condition.

“Seller” shall have the meaning set forth in the first paragraph of this Agreement.

“Seller Indemnified Parties” shall have the meaning set forth in Article 14.3(a).

“Survival Period” shall have the meaning set forth in Article 12.1(c)(i).

“Third Party” shall mean any Person other than a party to this Agreement or an Affiliate of a party to this Agreement.

“Title Arbitrator” shall have the meaning set forth in Article 12.2(j).

“Title Benefit” shall mean any right, circumstance or condition that operates (i) to increase the Net Revenue Interest of Seller in any Well (or the specified zone(s) therein) above that shown for such Well in Exhibit A, to the extent the same does not cause a greater than proportionate increase in Seller’s Working Interest therein above that shown in Exhibit A, or (ii) to decrease the Working Interest of Seller in any Well (or the specified zone(s) therein) below that shown for such Well (or the specified zone(s) therein) in Exhibit A, to the extent the same causes a decrease in Seller’s Working Interest that is proportionately greater than the decrease in Seller’s Net Revenue Interest therein below that shown in Exhibit A.

“Title Benefit Amount” shall have the meaning set forth in Article 12.2(e).

“Title Benefit Notice” shall have the meaning set forth in Article 12.2(b).

“Title Claim Date” shall have the meaning set forth in Article 12.2(a).

“Title Defect” means any lien, charge, Encumbrance, defect, or other matter that causes Seller not to have Defensible Title in and to the Assets as of the Effective Time; provided that the following shall not be considered Title Defects:

(i) defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successions of heirship or estate proceedings, unless Buyer

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provides affirmative evidence that such failure or omission has resulted in another Person’s superior claim of title to the relevant Asset;

(ii) defects arising out of lack of survey, unless a survey is expressly required by applicable Laws;

(iii) defects arising out of lack of corporate or other entity authorization unless Buyer provides affirmative evidence that such corporate or other entity action was not authorized and results in another Person’s superior claim of title to the relevant Asset;

(iv) defects based on a gap in Seller’s chain of title in the BLM or MMS records as to federal Leases, in the state’s records as to state Leases, or in the county or parish records as to other Leases, unless such gap is affirmatively shown to exist in such records by an abstract of title, title opinion or landman’s title chain which documents shall be included in a Title Defect Notice;

(v) defects that have been cured by applicable Laws of limitations or prescription; and

(vi) any Encumbrance or loss of title resulting from Seller’s conduct of business after the Effective Time in compliance with this Agreement.

“Title Defect Amount” shall have the meaning set forth in Article 12.1(d)(i) of this Agreement.

“Title Defect Notice” should have the meaning set forth in Article 12.2(a).

“Title Defect Property” shall have the meaning set forth in Article 12.2(a).

“Title Indemnity Agreement” shall have the meaning set forth in Article 12.2(d)(ii).

“Transaction Documents” means those documents executed pursuant to or in connection with this Agreement.

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute, proposed or final Treasury Regulations.

“Wells” shall have the meaning set forth in Article 2.1(b).

“Working Interest”, with respect to any Well, means the interest in and to such Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with such Well, but without regard to the effect of any royalties, overriding royalties, production payments, net profits interests and other similar burdens upon, measured by, or payable out of production therefrom.

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1.2 References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereto,” “hereunder,” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular article, section, or provision of this Agreement. References in this Agreement to articles, sections, exhibits, or schedules are to such articles, sections, exhibits, or schedules of this Agreement unless otherwise specified.

1.3 Articles. This Agreement, for convenience only, has been divided into articles. The rights and other legal relations of the parties hereto shall be determined from this Agreement as an entirety and without regard to the aforesaid division into articles and sections and without regard to headings prefixed to such articles.

1.4 Number and Gender. Whenever the context requires, reference herein made to a single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as applicable, unless otherwise indicated.

ARTICLE II

PURCHASE AND SALE

2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller agrees to sell, and Buyer agrees to purchase and pay for, all of Seller’s right, title and interest in and to the following (less and except for the Excluded Assets, collectively, the “Assets”):

(a) the oil and gas leases more particularly described in Exhibit A, subject to any depth restrictions described in Exhibit A (collectively, the “Leases”), together with any and all other rights, titles, and interests of Seller in and to (i) the leasehold estates created thereby, subject to any depth restrictions described in Exhibit A and to the terms, conditions, covenants, and obligations set forth in the Leases and/or Exhibit A and (ii) the lands covered by the Leases or included in units with which the Leases may have been pooled or unitized, subject to any depth restrictions described in Exhibit A (the “Lands”), including in each case, without limitation, fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests, reversionary interests, and all other interests of any kind or character;

(b) all oil and gas wells located on the Leases and the Lands or on other leases or lands with which the Leases and/or the Lands may have been pooled or unitized, including, without limiting the foregoing in any respect, the wells set forth on Exhibit A and the wells located on or associated with the Assets listed on Exhibit B-1 (the “Wells”), and all Hydrocarbons produced therefrom or allocated thereto (the Leases, the Lands, and the Wells being collectively referred to hereinafter as the “Properties”);

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(c) all rights and interests in, under, or derived from all unitization and pooling agreements in effect with respect to the Properties and the units created thereby which accrue or are attributable to the interests of Seller in the Properties;

(d) to the extent that they may be assigned, all Applicable Contracts;

(e) to the extent that they may be assigned, all permits, licenses, servitudes, easements, rights-of-way and other surface agreements to the extent used primarily in connection with the ownership or operation of the Properties or the Personal Property, including, without limiting the foregoing in any respect, the segments of the High Island Pipeline System that are described on Exhibit A-2 and that segment of EI 305 pipeline that is described on Exhibit A.

(f) all equipment, machinery, fixtures, and other real, personal, and mixed property, functional and nonfunctional, operational and nonoperational, known or unknown, located on the Properties or the other Assets described above as of the Effective Time, including, without limitation, saltwater disposal wells, well equipment, casing, rods, tanks, boilers, buildings, tubing, pumps, motors, fixtures, machinery, compression equipment, flow lines, pipelines (including, without limiting the foregoing in any respect, the segments of the High Island Pipeline System that are described on Exhibit A-2 and that segment of EI 305 pipeline that is described on Exhibit A), gathering systems, processing and separation facilities, platforms, structures, materials, and other items used or formerly used in the operation thereof, including, without limiting the foregoing in any respect, the Assets listed on Exhibit A-3, and all of the types of Assets referenced in this subparagraph (f) that are located on or associated with the Assets listed on Exhibit A-3 (“Personal Property”);

(g) all Imbalances relating to the Properties or other Assets; and

(h) all of the rights, titles, and interests of Seller in and to all of the files, records, information, and data, whether written or electronically stored, primarily relating to the Assets, including, without limitation: (i) land and title records (including abstracts of title, title opinions, and title curative documents); (ii) contract files; (iii) correspondence; (iv) operations, environmental, production, and accounting records and (v) facility and well records but excluding any of the foregoing items that are Excluded Assets (“Records”).

2.2 Excluded Assets. Seller shall reserve and retain all of the Excluded Assets.

2.3 Revenues and Expenses. Subject to the provisions hereof, Seller shall remain entitled to all of the rights of ownership (including, without limitation, the right to all production, proceeds of production and other proceeds) and shall remain responsible for all Operating Expenses, in each case attributable to the Assets for the period of time prior to the Effective Time. Subject to the provisions hereof, and subject to the occurrence of the Closing, Buyer shall be entitled to all of the rights of ownership (including, without limitation, the right to all production, proceeds of production, and other proceeds), and shall be responsible for all Operating Expenses, in each case, attributable to the Assets for the period of time from and after the Effective Time. All Operating Expenses attributable to the Assets, in each case that are: (i) incurred with respect to operations conducted or production prior to the Effective Time shall be paid by or allocated to Seller and (ii) incurred with respect to operations conducted or production

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after the Effective Time shall be paid by or allocated to Buyer. “Operating Expenses” means all operating expenses (including without limitation costs of insurance and ad valorem, property, severance, production and similar taxes based upon or measured by the ownership or operation of the Assets or the production of Hydrocarbons therefrom, but excluding any other taxes) and capital expenditures incurred in the ownership and operation of the Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement, if any, and overhead costs charged to the Assets under the relevant operating agreement or unit agreement, if any. Operating Expenses do not include the following which are addressed in other provisions of this Agreement: Liabilities, attributable to (i) Liabilities for personal injury or death, property damage or violation of any Law, (ii) obligations to plug wells, dismantle or decommission facilities, close pits and restore the surface around such wells, facilities and pits, (iii) environmental Liabilities, including obligations to remediate any contamination of groundwater, surface water, soil, sediments or Personal Property under applicable Environmental Laws, (iv) obligations with respect to Imbalances, (v) obligations to pay working interests, royalties, overriding royalties or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense.

ARTICLE III

PURCHASE PRICE

3.1 Purchase Price. The purchase price for the Assets shall be Four Million Dollars ($4,000,000.00) (the “Purchase Price”), payable in United States currency by wire transfer in same day funds as and when provided in this Agreement.

3.2 Deposit. (a) Concurrently with the execution of this Agreement Buyer has deposited by wire transfer in same day funds into escrow with Seller the sum of Four Hundred Thousand Dollars ($400,000.00), representing ten percent (10%) of the Purchase Price (the “Deposit”). The Deposit shall be applied toward the Purchase Price at the Closing without any interest earned thereon.

(b) If (i) all conditions precedent to the obligations of Buyer set forth in Article VII have been met, and (ii) the transactions contemplated by this Agreement are not consummated on or before the Closing Date because of: (A) the failure of Buyer to materially perform any of its obligations hereunder, or (B) the failure of any of Buyer’s representations or warranties hereunder to be true and correct in all material respects as of the Closing, then, in such event, Seller shall have the right to terminate this Agreement, and retain the Deposit as liquidated damages.

(c) If this Agreement is terminated by the mutual written agreement of Buyer and Seller, or if the Closing does not occur on or before the Closing Date for any reason other than as set forth in Article 3.2(b), then Buyer shall be entitled to the delivery of the Deposit, free of any claims by Seller with respect thereto. Buyer and Seller shall thereupon have the rights and obligations set forth in Article 15.2

3.3 Adjustments to Purchase Price. The Purchase Price shall be adjusted as follows, and the resulting amount shall be herein called the “Adjusted Purchase Price”:

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(a) The Purchase Price shall be adjusted upward by the following amounts (without duplication):

(i) an amount equal to the value of all Hydrocarbons attributable to the Assets in storage or existing in stock tanks pipelines, plants and/or platforms (including inventory) as of the Effective Time, the value to be based upon the contract price in effect as of the Effective Time (or the market value, if there is no contract price, in effect as of the Effective Time), less amounts payable as royalties, overriding royalties, and other burdens upon, measured by, or payable out of such production and severance taxes deducted by the purchaser of such production; without limiting the foregoing in any respect, this value of Hydrocarbons includes 520 barrels of line fill oil at $48.00/barrel, the adjustment for which is $24,950.00

(ii) an amount equal to all Operating Expenses and other costs and expenses that are attributable to the Assets during the Interim Period, whether paid before or after the Effective Time, including, without limitation, (A) bond and insurance premiums paid by or on behalf of Seller during the Interim Period, (B) royalties or other burdens upon, measured by or payable out of proceeds of production, (C) rentals and other lease maintenance payments and (D) ad valorem, property, severance and production taxes and any other taxes (exclusive of income taxes) based upon or measured by the ownership of the Assets, the production of Hydrocarbons, or the receipt of proceeds therefrom;

(iii) if Seller is the operator under a joint operating agreement covering any of the Properties, an amount equal to the costs and expenses paid by Seller on behalf of the other joint interest owners that are attributable to the Interim Period;

(iv) Title Benefit Amounts as a result of any Title Benefits for which the Title Benefit Amount has been determined prior to Closing;

(v) without duplication of any other amounts set forth in this Article 3.3(a), the amount of all taxes prorated to Buyer but paid by Seller in accordance with Article 16.2;

(vi) Intentionally deleted.

(vii) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Buyer.

(b) The Purchase Price shall be adjusted downward by the following amounts (without duplication):

(i) an amount equal to all proceeds attributable to the sale of Hydrocarbons produced from or allocable to the Assets during the Interim Period, net of expenses (other than Operating Expenses) directly incurred in earning or receiving such proceeds, and any sales, excise or similar Taxes in connection therewith not reimbursed to Seller by a third party purchaser;

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(ii) an amount equal to all other proceeds received by Seller (other than from the sale of Hydrocarbons produced from or allocable to the Assets) to which Buyer is entitled pursuant to Article 2.3;

(iii) if Seller makes the election under Article 12.2(d)(i) with respect to a Title Defect, the Title Defect Amount with respect to such Title Defect if the Title Defect Amount has been determined prior to Closing;

(iv) if Seller makes the election under Article 13.1(b)(i) with respect to an Environmental Defect, the Remediation Amount with respect to such Environmental Defect if the Remediation Amount has been determined prior to Closing;

(v) an amount determined pursuant to Article 12.2(d)(iii) or Article 13.1(b)(iii) for any Properties and other Assets excluded from the Assets pursuant to such Articles;

(vi) without duplication of any other amounts set forth in this Article 3.3, the amount of all taxes prorated to Seller but payable by Buyer in accordance with Article 16.2;

(vii) to the extent that Seller is overproduced as shown with respect to the net Imbalances set forth in Schedule 4.13, as complete and final settlement of all Imbalances, the sum of *** Dollars ($***) which is an amount equal to the product of (A) *** Mcf times (B) $***/Mcf;

(viii) an amount equal to all proceeds from sales of Hydrocarbons relating to the Properties and payable to owners of working interests, royalties, overriding royalties and other similar interests (in each case) that are held by Seller in suspense as of the Closing Date, including, without limitation, royalty proceeds held in suspense;

(ix) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Buyer.

3.4 Adjustment Methodology. When available, actual figures will be used for the adjustments to the Purchase Price at the Closing. To the extent actual figures are not available, estimates will be used subject to final adjustments in accordance with Article 3.6.

3.5 Preliminary Settlement Statement. Not less than three (3) business days prior to the Closing, Seller shall prepare and submit to Buyer for review a draft settlement statement (the “Preliminary Settlement Statement”) that shall set forth the Adjusted Purchase Price, reflecting each adjustment made in accordance with this Agreement as of the date of preparation of such Preliminary Settlement Statement and the calculation of the adjustments used to determine such amount, together with the designation of Seller’s accounts for the wire transfers of funds as set forth in Article 9.3(d). Within two (2) business days of receipt of the Preliminary Settlement Statement, Buyer will deliver to Seller a written report containing all changes with the explanation therefor that Buyer proposes to be made to the Preliminary Settlement Statement. The Preliminary Settlement Statement, as agreed upon by the parties, will be used to adjust the Purchase Price at Closing.

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3.6 Final Settlement Statement. On or before ninety (90) days after the Closing, a final settlement statement (the “Final Settlement Statement”) will be prepared by Seller, based on actual income and expenses during the Interim Period and which takes into account all final adjustments made to the Purchase Price and shows the resulting final Purchase Price (“Final Price”). The Final Settlement Statement shall set forth the actual proration of the amounts required by this Agreement. As soon as practicable, and in any event within thirty (30) days, after receipt of the Final Settlement Statement, Buyer shall return a written report containing any proposed changes to the Final Settlement Statement and an explanation of any such changes and the reasons therefor (the “Dispute Notice”). If the Final Price set forth in the Final Settlement Statement is mutually agreed upon by Seller and Buyer, the Final Settlement Statement and the Final Price, shall be final and binding on the parties hereto. Any difference in the Adjusted Purchase Price as paid at Closing pursuant to the Preliminary Settlement Statement and the Final Price shall be paid by the owing party within ten (10) days to the owed party. All amounts paid pursuant to this Article 3.6 shall be delivered in United States currency by wire transfer of immediately available funds to the account specified in writing by the relevant party.

3.7 Disputes. If Seller and Buyer are unable to resolve the matters addressed in the Dispute Notice, each of Buyer and Seller shall within fourteen (14) business days after the delivery of such Dispute Notice, summarize its position with regard to such dispute in a written document of twenty pages or less and submit such summaries to Deloittte & Touche USA LLP, or such other party as the parties may mutually select (the “Accounting Arbitrator”), together with the Dispute Notice, the Final Settlement Statement and any other documentation such party may desire to submit. Within twenty (20) business days after receiving the parties’ respective submissions, the Accounting Arbitrator shall render a decision choosing either Seller’s position or Buyer’s position with respect to each matter addressed in any Dispute Notice, based on the materials described above. Any decision rendered by the Accounting Arbitrator pursuant hereto shall be final, conclusive and binding on Seller and Buyer and will be enforceable against any of the parties in any court of competent jurisdiction. The costs of such Accounting Arbitrators shall be borne one-half by Buyer and one-half by Seller.

3.8 Allocation of Purchase Price / Allocated Values. Buyer and Seller agree that the unadjusted Purchase Price shall be allocated among the Assets, in accordance with the principles of Section 1060 of the Code and the Treasury Regulations, as set forth in Schedule 3.8 of this Agreement. The “Allocated Value” for any Asset equals the portion of the unadjusted Purchase Price allocated to such Asset on Schedule 3.8 and such Allocated Value shall be used in calculating adjustments to the Purchase Price as provided herein. Buyer and Seller agree (i) that the Allocated Values, as adjusted, shall be used by Seller and Buyer as the basis for reporting asset values and other items for purposes of all federal, state, and local tax returns, including without limitation Internal Revenue Service Form 8594 and (ii) that neither they nor their Affiliates will take positions inconsistent with such Allocated Values in notices to Governmental Authorities, in audit or other proceedings with respect to taxes, in notices to preferential purchaser right holders, or in other documents or notices relating to the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

4.1 Organization, Existence. DEPC is a limited partnership duly formed and validly existing under the laws of the State of Oklahoma. DLC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana. DEPPC is a corporation duly organized, validly existing, and in good standing under the laws of Delaware. Seller has all requisite power and authority to own and operate its property (including, without limitation, its interests in the Assets) and to carry on its business as now conducted. Seller is duly licensed or qualified to do business as a foreign limited partnership or corporation, as applicable, and is in good standing in all jurisdictions in which such qualification is required by Law, except where the failure to qualify or be in good standing would not have a Material Adverse Effect.

4.2 Authorization. Seller has full power and authority to enter into and perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Seller of this Agreement have been duly and validly authorized and approved by all necessary corporate or partnership action (as applicable) on the part of Seller. This Agreement is, and the Transaction Documents to which Seller is a party when executed and delivered by Seller will be, the valid and binding obligation of Seller and enforceable against Seller in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

4.3 No Conflicts. Subject to the receipt of all consents and approvals from Third Parties in connection with the transactions contemplated hereby, the execution, delivery, and performance by Seller of this Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach of any provisions of the organizational documents or other governing documents of Seller, (ii) result in a default or the creation of any Encumbrance or give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions, or provisions of any Lease, Applicable Contract, note, bond, mortgage, indenture, license, or other material agreement to which any Seller is a party or by which any Seller or the Assets may be bound or (iii) violate any Law applicable to any Seller or any of the Assets, except in the case of clauses (ii) and (iii) where such default, Encumbrance, termination, cancellation, acceleration or violation would not have a Material Adverse Effect.

4.4 Consents. Except (a) as set forth in Schedule 4.4, (b) for Customary Post-Closing Consents, (c) under Contracts that are terminable upon not greater than sixty (60) days notice without payment of any fee, and (d) preferential purchase rights set forth in Schedule 4.10, there are no consents or other restrictions on assignment, including, but not limited to, requirements for consents from Third Parties to any assignment (in each case) that would be applicable in connection with the transfer of the Assets or the consummation of the transactions contemplated by this Agreement by Seller.

4.5 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened against Seller.

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4.6 Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the Code.

4.7 Litigation. Except as set forth in Schedule 4.7, there is no suit, action or litigation by any Person by or before any Governmental Authority, and no legal, administrative or arbitration proceedings, pending, or to Seller’s Knowledge, threatened against Seller or the Assets.

4.8 Material Contracts. Schedule 4.8 sets forth all Applicable Contracts of the type described below (collectively, the “Material Contracts”):

(i) any Applicable Contract that can reasonably be expected to result in aggregate payments by Seller of more than Five Hundred Thousand Dollars ($500,000) during the current or any subsequent fiscal year (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

(ii) any Applicable Contract that can reasonably be expected to result in aggregate revenues to Seller of more than Five Hundred Dollars ($500,000) during the current or any subsequent fiscal year (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

(iii) any Hydrocarbon purchase and sale, transportation, processing or similar Contract that is not terminable without penalty on sixty (60) days or less notice;

(iv) any indenture, mortgage, loan, credit or sale-leaseback or similar contract that can reasonably be expected to result in aggregate payments by Seller of more than One Hundred Thousand Dollars ($100,000) during the current or any subsequent fiscal year;

(v) any Applicable Contract (excluding rental compressors) that constitutes a lease under which Seller is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by Seller without penalty upon sixty (60) days or less notice and (B) involves an annual base rental of more than Two Hundred Fifty Thousand Dollars ($250,000);

(vi) any farmout, exploration or participation agreement, production handling agreement, operating agreement or similar contracts or agreements entered into by Seller with respect to the Assets on or after the Effective Time;

(vii) any Applicable Contract that can reasonably be expected under existing circumstances to result in Seller’s responsibility for liabilities or obligations pertaining to the Assets in an amount greater than Five Hundred Thousand Dollars ($500,000.00), except as to contracts pertaining to plugging and abandonment obligations with respect to the Assets to the extent such obligations are not disproportionate to Seller’s interests in the affected Assets; and

(viii) any Applicable Contract with any Affiliate of Seller that will not be terminated prior to Closing.

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(b) There exist no material defaults under the Material Contracts by Seller or, to Seller’s Knowledge, by any other Person that is a party to such Material Contracts, and no event has occurred that with notice or lapse of time or both would constitute any material default under any such Contract by Seller or, to Seller’s Knowledge, any other Person who is a party to such Material Contract. Prior to the execution of this Agreement, Seller has made available to Buyer copies of each Material Contract and all amendments thereto.

4.9 No Violation of Laws. To Seller’s Knowledge, except as set forth on Schedule 4.9, Seller has not violated any applicable Laws with respect to the ownership and operation of the Assets. This Article 4.9 does not include any matters with respect to Environmental Laws, such matters being addressed exclusively in Article 4.15.

4.10 Preferential Rights. Except as set forth in Schedule 4.10, there are no preferential rights to purchase that are applicable to the transfer of the Assets in connection with the transactions contemplated hereby.

4.11 Royalties, Etc. Except for such items that are being held in suspense for which the Purchase Price is adjusted pursuant to Article 3.3(b)(viii), Seller has paid all royalties, overriding royalties and other burdens on production due by Seller with respect the Properties, or if not paid, is contesting such royalties and other burdens in good faith in the normal course of business.

4.12 Personal Property. To Seller’s Knowledge, except as set forth in Schedule 4.12, all Personal Property constituting a part of the currently operational Assets are in a state of repair so as to be adequate for normal operations.

4.13 Imbalances. To Seller’s Knowledge, Schedule 4.13 sets forth all material Imbalances associated with the Properties as of the Effective Time.

4.14 Current Commitments. Schedule 4.14 sets forth, as of the date of this Agreement, all authorities for expenditures (“AFE’s”) relating to the Properties to drill or rework Wells or for other capital expenditures pursuant to any of the Material Contracts or any applicable joint operating agreement for which all of the activities anticipated in such AFE’s or commitments have not been completed by the date of this Agreement.

4.15 Environmental.

(a) With respect to the Assets, Seller has not entered into, or is not subject to, any agreements, consents, orders, decrees, judgments, license or permit conditions, or other directives of any Governmental Authority in existence as of the date of this Agreement based on any Environmental Laws that relate to the future use of any of the Assets and that require any change in the present conditions of any of the Assets.

(b) Except as set forth in Schedule 4.15, Seller has not received written notice from any Person of any release, disposal, event, condition, circumstance, activity, practice or incident concerning any land, facility, asset or property included in the Assets that: (i) interferes with or prevents compliance by Seller with any Environmental Law or the terms of any license or permit issued pursuant thereto; or (ii) gives rise to or results in any common law or other

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liability of Seller to any Person which, in the case of either clause (i) or (ii) hereof, would have a Material Adverse Effect.

(c) To Seller’s Knowledge, all material reports, studies, written notices from environmental Governmental Authorities, tests, analyses, and other documents specifically addressing environmental matters related to Seller’s ownership or operation of the Properties, which are in Seller’s possession, have been made available to Buyer.

4.16 Production Taxes. Except as disclosed in Schedule 4.16, during the period of Seller’s ownership of the Assets, all ad valorem, property, production, severance, and similar taxes and assessments (including penalties and interest) based on or measured by the ownership of the Assets, the production of Hydrocarbons, or the receipt of proceeds therefrom that have become due and payable before the Effective Time have been properly paid, other than taxes which have been contested in good faith.

4.17 Intentionally deleted.

4.18 Brokers Fees. Seller has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer or any Affiliate of Buyer shall have any responsibility.

ARTICLE V

BUYER’S REPRESENTATIONS AND WARRANTIES

Buyer represents and warrants to Seller the following:

5.1 Organization; Existence. Buyer is a Delaware corporation, duly organized, validly existing, and in good standing under the laws of the state of its formation and has all requisite power and authority to own and operate its property and to carry on its business as now conducted.

5.2 Authorization. Buyer has full power and authority to enter into and perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Buyer of this Agreement have been duly and validly authorized and approved by all necessary corporate or partnership action (as applicable) on the part of Buyer. This Agreement is, and the Transaction Documents to which Buyer is a party when executed and delivered by Seller will be, the valid and binding obligation of Buyer and enforceable against Buyer in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

5.3 No Conflicts. The execution, delivery, and performance by Buyer of this Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach of any provisions of the organizational or other governing documents of Buyer, (ii) result in a default or the creation of any lien or encumbrance or give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, license, or other agreement to which Buyer is

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a party or by which Buyer or any of its property may be bound or (iii) violate any Law or Order applicable to Buyer or any of its property, except in the case of clauses (ii) and (iii) where such default, Encumbrance, termination, cancellation, acceleration or violation would not have a material adverse effect upon the ability of Buyer to consummate the transactions contemplated by this Agreement.

5.4 Consents. There are no consents or other restrictions on assignment, including, but not limited to, requirements for consents from Third Parties to any assignment (in each case) that would be applicable in connection with the consummation of the transactions contemplated by this Agreement by Buyer.

5.5 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Buyer’s knowledge, threatened against Buyer.

5.6 Litigation. There is no suit, action, investigation or inquiry by any Person or by or before any Governmental Authority, and no legal, administrative, or arbitration proceedings pending, or to Buyer’s knowledge, threatened against Buyer, or to which Buyer is a party, that would have a material adverse effect upon the ability of Buyer to consummate the transactions contemplated in this Agreement.

5.7 Financing. Buyer has, and shall have as of the Closing Date, sufficient funds with which to pay the Purchase Price and consummate the transactions contemplated by this Agreement.

5.8 Regulatory. Buyer is now (or will be as of the Closing Date), and hereafter (or thereafter) shall continue to be, qualified to own and assume operatorship of federal and state oil, gas and mineral leases in all jurisdictions (including state waters and the federal waters in the Gulf of Mexico) where the Assets to be transferred to it are located, and the consummation of the transactions contemplated in this Agreement will not cause Buyer to be disqualified as such an owner or operator. To the extent required by any applicable Laws, Buyer currently has (or will have as of the Closing Date), and will hereafter (or thereafter) continue to maintain, lease bonds, area-wide bonds or any other surety bonds as may be required by, and in accordance with, all applicable Laws governing the ownership and operation of such leases and has filed any and all required reports necessary for such operations with all Governmental Authorities having jurisdiction over such operations.

5.9 Independent Evaluation. Buyer is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities. In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, Buyer (a) has relied or shall rely solely on its own independent investigation and evaluation of the Assets and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and the express provisions of this Agreement and not on any comments, statements, projections or other materials made or given by any representatives or consultants or advisors engaged by Seller, and (b) has satisfied or shall satisfy itself through its own due diligence as to the environmental and physical condition of and contractual arrangements and other matters affecting the Assets. Buyer has no knowledge of any fact that results in the breach of any representation, warranty or covenant of Seller given hereunder.

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5.10 Broker’s Fees. Buyer has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Seller or Seller’s Affiliates shall have any responsibility.

5.11 Accredited Investor. Buyer is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended, and will acquire the Assets for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder, any applicable state blue sky Laws or any other applicable securities Laws.

ARTICLE VI

CERTAIN AGREEMENTS

6.1 Conduct of Business. Except as set forth in Schedule 6.1, Seller agrees that from and after the date hereof until Closing, except as expressly contemplated by this Agreement or as expressly consented to in writing by Buyer, to:

(a) operate the Assets in the usual, regular and ordinary manner consistent with past practice;

(b) maintain the books of account and records relating to the Assets in the usual, regular and ordinary manner, in accordance with the usual accounting practices of each such Person;

(c) not enter into a Contract that if entered into prior to the date of this Agreement, would be required to be listed in a schedule attached to this Agreement, or materially amend or change the terms of any such Contract; and

(d) not transfer, sell, mortgage, pledge or dispose of any material portion of the Assets other than the sale and/or disposal of Hydrocarbons in the ordinary course of business and sales of equipment that is no longer necessary in the operation of the Assets or for which replacement equipment has been obtained.

Buyer acknowledges Seller owns undivided interests in certain of the properties comprising the Assets that it is not the operator thereof, and Buyer agrees that the acts or omissions of the other working interests owners (including the operators) who are not Seller or any Affiliates of Seller shall not constitute a breach of the provisions of this Article 6.1, nor shall any action required by a vote of working interest owners constitute such a breach so long as Seller has voted its interest in a manner that complies with the provisions of this Article 6.1.

6.2 Successor Operator. While Buyer acknowledges that it desires to succeed Seller as operator of those Assets or portions thereof that Seller may presently operate, Buyer acknowledges and agrees that Seller cannot and does not covenant or warrant that Buyer shall become successor operator of same since the Assets or portions thereof may be subject to operating or other agreements that control the appointment of a successor operator. Seller agrees, however, that as to the Assets it operates, it shall use its commercially reasonable efforts

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to support Buyer’s efforts to become successor operator effective as of the Closing (at Buyer’s sole cost and expense) and to designate and/or appoint by assignment, to the extent legally possible, Buyer as successor operator effective as of the Closing.

6.3 HSR Act. If applicable, within five (5) business days following the execution by Buyer and Seller of this Agreement, Buyer and Seller will each prepare and simultaneously file with the DOJ and the FTC the notification and report form required for the transactions contemplated by this Agreement by the HSR Act, and request early termination of the waiting period thereunder. Buyer and Seller agree to respond promptly to any inquiries from the DOJ or the FTC concerning such filings and to comply in all material respects with the filing requirements of the HSR Act. Buyer and Seller shall cooperate with each other and, subject to the terms of the Confidentiality Agreement, shall promptly furnish all information to the other party that is necessary in connection with Buyer’s and Seller’s compliance with the HSR Act. Buyer and Seller shall keep each other fully advised with respect to any requests from or communications with the DOJ or FTC concerning such filings and shall consult with each other with respect to all responses thereto. Each of Seller and Buyer shall use its reasonable efforts to take all actions reasonably necessary and appropriate in connection with any HSR Act filing to consummate the transactions consummated hereby.

6.4 Governmental Bonds. Buyer acknowledges that none of the bonds, letters of credit and guarantees, if any, posted by Seller or its Affiliates with Governmental Authorities and relating to the Assets are transferable to Buyer. On or before the Closing Date, Buyer shall obtain, or cause to be obtained in the name of Buyer or its designee, replacements for such bonds, letters of credit and guarantees, to the extent such replacements are necessary to permit the cancellation of the bonds, letters of credit and guarantees posted by Seller and/or its Affiliates. In addition, at or prior to Closing, Buyer shall deliver to Seller evidence of the posting of bonds or other security with all applicable Governmental Authorities meeting the requirements of such authorities to own and, where appropriate, operate, the Assets.

6.5 GUARANTY AND AGREEMENT OF BUYER AND GUARANTOR. At or before Closing, Buyer and Guarantor warrant and represent to Seller that Buyer shall deliver to Seller an irrevocable Guaranty in the form attached hereto as Exhibit H, fully executed by Guarantor, and binding upon Guarantor and the successors and assigns of Guarantor. This Guaranty is being provided in lieu of the performance bond or other measure of financial security that Seller would otherwise require. In no event shall any provisions of this Agreement, including this Article 6.5, be deemed to limit any obligations of Guarantor pursuant to the Guaranty. If the Guaranty is not provided by the corporate entity, TETRA Technologies, Inc., then Buyer shall provide a letter of credit or performance bond, in either instance in a form approved by Seller at its sole option, for the full amount of the plugging and abandonment and remediation for the Assets, as estimated by Seller at its sole option. As a material consideration for the conveyance of the Assets from Seller to Buyer, Guarantor executes this Agreement, and, notwithstanding any provisions of the Guaranty that may indicate the Guaranty to be more limited than the requirements of this Article 6.5, Guarantor (on behalf of Guarantor, its successors and assigns) agrees to fully guarantee to Seller (and its successors and assigns) the performance of all of Buyer’s (and the performance of all of Buyer’s successors and assigns as to all or any portion of the Assets) obligations of whatsoever nature (including, without limiting the foregoing in any respect, Buyer’s indemnification obligations) under this Agreement, including,

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without limiting the foregoing in any respect, under the Transition Agreement referenced in Article 16.18(a), and including, without limiting the foregoing in any respect, the “Assumed Obligations” as defined in Article 14.1, and all other obligations of Buyer pursuant to Article 14. “Performance” as used in Article 6.5 means the complete Performance of all of Buyer’s obligations under this Agreement, including without limiting the foregoing in any respect, compliance with and completion of the obligations to the satisfaction of all federal, state or other Governmental Authorities and all Laws. To the extent any or all of the obligations described in this Article 6.5 are not performed by Buyer in full compliance with this Agreement, Guarantor further warrants and represents to, and agrees with, Seller that Guarantor shall expeditiously perform those obligations at Guarantor’s sole, cost, risk and expense.

6.6 Record Retention. Buyer, for a period of seven (7) years following Closing, will (i) retain the Records, (ii) provide Seller, its Affiliates, and its and their officers, employees and representatives with access to the Records (to the extent that Seller has not retained the original or a copy) during normal business hours for review and copying at Seller’s expense, and (iii) provide Seller, its Affiliates, and its and their officers, employees and representatives with access, during normal business hours, to materials received or produced after Closing relating to any indemnity claim made under Article 14.2 of this Agreement for review and copying at Seller’s expense.

6.7 Notifications. Buyer will notify Seller promptly after the discovery by Buyer that any representation or warranty of Seller contained in this Agreement is, becomes or will be untrue in any material respect on or before the Closing Date.

ARTICLE VII

BUYER’S CONDITIONS TO CLOSING

The obligations of Buyer to consummate the transactions provided for herein are subject, at the option of Buyer, to the fulfillment on or prior to the Closing of each of the following conditions:

7.1 Representations. The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date.

7.2 Performance. Seller shall have materially performed or complied with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Seller is required prior to or at the Closing Date so as to not result in a Material Adverse Affect.

7.3 No Legal Proceedings. No material suit, action, or other proceeding shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin, or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

7.4 Title Defects and Environmental Defects. The sum of (i) all Title Defect Amounts determined under Article 12.2(d)(i) prior to the Closing, less the sum of all Title

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Benefit Amounts determined under Article 12.2(b) prior to Closing, plus (ii) all Remediation Amounts for Environmental Defects determined under Article XIII prior to the Closing, shall be less than twenty percent (20%) of the Purchase Price.

7.5 HSR Act. If applicable, the waiting period under the HSR Act applicable to the consummation of the transactions contemplated hereby shall have expired, notice of early termination shall have been received, or a consent order issued (in form and substance satisfactory to Seller) by or from applicable Governmental Authorities.

ARTICLE VIII

SELLER’S CONDITIONS TO CLOSING

The obligations of Seller to consummate the transactions provided for herein are subject, at the option of Seller, to the fulfillment on or prior to the Closing of each of the following conditions precedent:

8.1 Representations. The representations and warranties by Buyer set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date.

8.2 Performance. Buyer shall have materially performed or complied with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Buyer is required prior to or at the Closing Date.

8.3 No Legal Proceedings. No material suit, action, or other proceeding shall be pending before any Governmental Authority seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

8.4 Title Defects and Environmental Defects. The sum of (i) all Title Defect Amounts determined under Article 12.2(d)(i) prior to the Closing, less the sum of all Title Benefit Amounts determined under Article 12.2(b) prior to Closing, plus (ii) all Remediation Amounts for Environmental Defects determined under Article XIII prior to the Closing, shall be less than twenty percent (20%) of the Purchase Price.

8.5 HSR Act. If applicable, the waiting period under the HSR Act applicable to the consummation of the transactions contemplated hereby shall have expired, notice of early termination shall have been received, or a consent order issued (in form and substance satisfactory to Seller) by or from applicable Governmental Authorities.

8.6 Replacement Bonds. Buyer shall have obtained, or caused to be obtained, in the name of Buyer or its designee, replacements for Seller’s and/or its Affiliates’ bonds, letters of credit and guarantees, and such other bonds and Guaranty to the extent required by Articles 6.4 and 6.5.

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ARTICLE IX

CLOSING

9.1 Date of Closing. Subject to the conditions stated in this Agreement, the sale by Seller and the purchase by Buyer of the Assets pursuant to this Agreement (the “Closing”) shall occur on or before August 31, 2005 or such other date as Buyer and Seller may agree upon in writing. The date of the Closing shall be the “Closing Date”.

9.2 Place of Closing. The Closing shall be held at Seller’s offices located at 1200 Smith Street, Houston, Texas..

9.3 Closing Obligations. At the Closing, the following documents shall be delivered and the following events shall occur, the execution of each document and the occurrence of each event being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a) Seller and Buyer shall deliver executed Assignments in the form attached hereto as Exhibit B, in sufficient counterparts to facilitate recording in all counties and parishes, covering the Assets. As to those Assets operated by Seller, Seller will deliver Designations of Operator executed by Seller, and, subject to Article 6.2, to the extent Seller is able to secure same, also executed by the relevant co-working interest owners of Seller. Buyer agrees that it shall expeditiously record the Assignments in all relevant counties and parishes, and to expeditiously file, and pursue approval of the Designations of Operator with the MMS. It is understood and agreed by Buyer that, as to certain of the Assets Seller has Rights of Use and Easement that cannot be transferred and, as to which, on and after Closing Seller will terminate its rights; Buyer understands and agrees that Buyer will have to apply to the MMS for its own Rights of Use and Easement. As to Rights-of Way and Applicable Contracts, Seller will, to the extent deemed necessary by Seller provide assignments, which shall be executed by Seller and Buyer.

(b) Seller and Buyer shall execute and deliver assignments, on appropriate forms, of state and of federal leases (the appropriate federal lease assignment forms being those attached hereto as Exhibit B-2) comprising the appropriate portions of the Assets. Subject to the exception specified in this Article 9.3(b), Assignments shall be made in the following manner: (i) Seller will assign 100% of its record title (or operating rights, if Seller owns operating rights) in the Leases to Buyer; (ii) Buyer will execute and deliver to Seller a re-assignment (out of the rights assigned by Seller to Buyer) of 50% of the conveyed operating rights in the relevant Leases as to the Deep Depths, described on Exhibit A as being retained 50% by Seller, and of 100% of the conveyed operating rights in the relevant Leases as to the Deep Depths, described on Exhibit A as being retained 100% by Seller; and (iii) Buyer will execute and deliver to Seller Designations of Operator as to all Deep Depths being retained by Seller; except, provided however, as noted above, as to portions of two leases (being (i) OCS-G 16202 and (ii) OCS-G 15431), covering, respectively, (i) the West Cameron 528 Block and (ii) the Viosca Knoll Block 738, the Assignment of Seller will, respectively, be of (i) Operating Rights in the N/2 only (from the surface to 50,000 feet TVD); Seller will retain record title as to all depths in the N/2 and will retain all title (record title and operating rights) in the S/2 as to all depths and (ii) Operating Rights in the S/2 and S/2N/2 only (from the surface to 50,000 feet TVD); Seller will retain

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record title as to all depths in the S/2 and S/2N/2 and will retain all title (record title and operating rights) in the rest of the Block.

(c) Seller and Buyer shall execute and deliver the Preliminary Settlement Statement.

(d) Buyer shall deliver to Seller, to the accounts designated in the Preliminary Settlement Statement, by direct bank or wire transfer in same day funds, the Adjusted Purchase Price, after giving effect to the Deposit.

(e) Seller shall deliver on forms supplied by Buyer and reasonably acceptable to Seller transfer orders or letters in lieu thereof directing all purchasers of production to make payment to Buyer of proceeds attributable to production from the Assets from and after the Effective Time, for delivery by Buyer to the purchasers of production.

(f) Seller shall deliver an executed statement described in Treasury Regulation §1.1445-2(b)(2) certifying that Seller is not a foreign person within the meaning of the Code.

(g) Seller and Buyer shall execute and deliver any other agreements, instruments and documents which are required by other terms of this Agreement to be executed and/or delivered at the Closing. Without limiting the foregoing in any respect, this will include a letter to the operator of the High Island Pipeline System, prepared by Seller, to initiate transfer of the segments of the System that are specified on Exhibit A-2.

(h) Buyer shall provide Seller proof of Buyer’s compliance with MMS Bond requirements for ownership and operation, as is referenced in Article 6.4, and Buyer will deliver to Seller the fully executed Guaranty, executed by Guarantor, in the form attached hereto as Exhibit H.

(i) Buyer and Seller will execute counterparts of the Transition Agreement and the accounting and marketing services letter agreement referenced in Article 16.18(a).

(j) Buyer and Seller to the extent applicable shall execute Oil Spill Financial Responsibility forms for the Assets and will promptly file them with the appropriate Governmental Authority.

9.4 Records. In addition to the obligations set forth under Article 9.3 above, at Closing, pursuant to Buyer’s reasonable instructions, Seller shall deliver to Buyer possession of the Records, as soon as reasonably practical, but no later than 15 days after Closing.

ARTICLE X

INTENTIONALLY DELETED.

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ARTICLE XI

ACCESS/DISCLAIMERS

11.1 Access.

(a) From and after the date hereof and up to and including the Closing Date (or earlier termination of this Agreement) but subject to the other provisions of this Article 11.1 and obtaining any required consents of Third Parties, including Third Party operators of the Assets (with respect to which consents Seller shall use commercially reasonable efforts to obtain), Seller shall afford to Buyer and its officers, employees, agents, accountants, attorneys, investment bankers and other authorized representatives (“Buyer’s Representatives”) full access, during normal business hours, to the Assets and all Records and other documents in Seller’s or any their respective Affiliates’ possession relating primarily to the Assets. Seller shall also make available to Buyer and Buyer’s Representatives, upon reasonable notice during normal business hours, Seller’s personnel knowledgeable with respect to the Assets in order that Buyer may make such diligence investigation as Buyer considers necessary or appropriate. All investigations and due diligence conducted by Buyer or any Buyer’s Representative shall be conducted at Buyer’s sole cost, risk and expense and any conclusions made from any examination done by Buyer or any Buyer’s Representative shall result from Buyer’s own independent review and judgment.

(b) Buyer shall be entitled to conduct a Phase I environmental property assessment with respect to the Assets. Seller or its designee shall have the right to accompany Buyer and Buyer’s Representatives whenever they are on site on the Assets and also to collect split test samples if any are collected. Notwithstanding anything herein to the contrary, Buyer shall not have access to, and shall not be permitted to conduct any environmental due diligence (including any Phase I environmental property assessments) with respect to any Assets where Seller does not have the authority to grant access for such due diligence (provided, however, Seller shall use its commercially reasonable efforts to obtain permission from any Third Party to allow Buyer and Buyer’s Representatives such access). In the event that Buyer’s Phase I environmental property assessments identify actual or potential “recognized environmental concerns”, then Buyer may request Seller’s permission to conduct additional Phase II environmental property assessments. The additional Phase II environmental property assessment procedures relating to any additional investigation shall be submitted to Seller in a Phase II environmental property assessment plan. Thereafter, Seller may, in its sole discretion, approve said Phase II environmental property assessment plan, in whole or in part and Buyer shall not have the right to conduct any activities set forth in such plan until such time that Seller has approved such plan in writing. Any such approved Phase II environmental property assessment plan shall be performed in accordance with this Article 11.1 and in compliance with all Laws.

(c) Buyer shall coordinate its environmental property assessments and physical inspections of the Assets with Seller to minimize any inconvenience to or interruption of the conduct of business by Seller. Buyer shall abide by Seller’s, and any Third Party operator’s safety rules, regulations, and operating policies while conducting its due diligence evaluation of the Assets including any environmental or other inspection or assessment of the Assets. Buyer hereby defends, indemnifies and holds harmless each of the operators of the Assets and Seller Indemnified Parties from and against any and all Liabilities arising out of, resulting from or relating to any field visit, environmental property assessment, or other due

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diligence activity conducted by Buyer or any Buyer’s Representative with respect to the Assets, EVEN IF SUCH LIABILITIES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY A MEMBER OF SELLER INDEMNIFIED PARTIES, EXCEPTING ONLY LIABILITIES ACTUALLY RESULTING ON THE ACCOUNT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF SELLER INDEMNIFIED PARTIES.

(d) Buyer agrees to promptly provide Seller, but in no less than five (5) days after receipt or creation, copies of all final reports and test results, prepared by Buyer and/or any of Buyer’s Representatives and which contain data collected or generated from Buyer’s due diligence with respect to the Assets. Seller shall not be deemed by its receipt of said documents or otherwise to have made representation or warranty, expressed, implied or statutory, as to the condition to the Assets or to the accuracy of said documents or the information contained therein.

(e) Upon completion of Buyer’s due diligence, Buyer shall at its sole cost and expense and without any cost or expense to Seller or its Affiliates, (i) close all bore holes from its Phase I environmental property assessment and any approved work with respect to a Phase II environmental property assessment in accordance with recognized industry standards, (ii) repair all damage done to the Assets in connection with Buyer’s due diligence, (iii) restore the Assets to the approximate same or better condition than it was prior to commencement of Buyer’s due diligence and (iv) remove all equipment, tools or other property brought onto the Assets in connection with Buyer’s due diligence. Any disturbance to the Assets (including, without limitation, the real property associated with such Assets) resulting from Buyer’s due diligence will be promptly corrected by Buyer.

(f) During all periods that Buyer, and/or any of Buyer’s Representatives are on the Assets, Buyer shall maintain, at its sole expense and with insurers reasonably satisfactory to Seller, policies of insurance of the types and in the amounts reasonably requested by Seller. Coverage under all insurance required to be carried by Buyer hereunder will (i) be primary insurance, (ii) list Seller Indemnified Parties as additional insureds, (iii) waive subrogation against Seller Indemnified Parties and (iv) provide for five (5) days prior notice to Seller in the event of cancellation or modification of the policy or reduction in coverage. Upon request by Seller, Buyer shall provide evidence of such insurance to Seller prior to entering the Assets.

11.2 Confidentiality. Buyer acknowledges that, pursuant to its right of access to the Records or the Assets, Buyer will become privy to confidential and other information of Seller and that such confidential information shall be held confidential by Buyer and Buyer’s Representatives in accordance with the terms of the Confidentiality Agreement. If the Closing should occur, the foregoing confidentiality restriction on Buyer, including the Confidentiality Agreement, shall terminate (except as to (i) such portion of the Assets that are not conveyed to Buyer pursuant to the provisions of this Agreement, and (ii) the Excluded Assets).

11.3 Disclaimers.

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(a) EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 12.1 OR ARTICLE IV OF THIS AGREEMENT, (I) SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO BUYER OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO BUYER BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF SELLER OR ANY OF ITS AFFILIATES).

(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THIS AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY SELLER OR THIRD PARTIES WITH RESPECT TO THE ASSETS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO BUYER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THIS AGREEMENT, SELLER FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMUNITION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT BUYER SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS

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APPROPRIATE. WITH RESPECT TO ANY OF THE ASSETS THAT ARE LOCATED IN LOUISIANA, BUYER ACKNOWLEDGES THAT THIS WAIVER HAS BEEN EXPRESSLY CALLED TO ITS ATTENTION AND INCLUDES, WITHOUT LIMITATION, A WAIVER OF WARRANTY AGAINST REHIBITORY VICES ARISING UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, INCLUSIVE.

(c) OTHER THAN THOSE REPRESENTATIONS SET FORTH IN ARTICLE 4.15, SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND SUBJECT TO BUYER’S RIGHTS UNDER ARTICLE 13.1, BUYER SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS BUYER DEEMS APPROPRIATE.

(d) SELLER AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 11.3 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

ARTICLE XII

TITLE MATTERS; CASUALTIES; TRANSFER RESTRICTIONS

12.1 Seller’s Title.

(a) General Disclaimer of Title Warranties and Representations. Except for the special warranty of title as set forth in Article 12.1(b) and without limiting Buyer’s remedies for Title Defects set forth in this Article XII, Seller makes no warranty or representation, express, implied, statutory or otherwise, with respect to Seller’s title to any of the Assets and Buyer hereby acknowledges and agrees that Buyer’s sole remedy for any defect of title, including any Title Defect, with respect to any of the Assets (i) before Closing, shall be as set forth in Article 12.2 and (ii) after Closing, shall be pursuant to the special warranty of title set forth in Article 12.1(b).

(b) Special Warranty of Title. If the Closing occurs, then effective as of the Closing Date, Seller warrants Defensible Title to the Wells (or the specified zone(s) therein) shown in Exhibit A and, to the other Assets unto Buyer against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Seller or its Affiliates, but not otherwise, subject, however, to the Permitted Encumbrances and to any

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matters of record prior to the Title Claim Date; provided, however, that, except with respect to any liability of Seller for any claim asserted in writing by Buyer to Seller in accordance with Article 12.1(c) on or before the expiration of the Survival Period for breach of such special warranty, such special warranty shall cease and terminate at the end of such Survival Period. No warranty of title shall be contained in the Assignment. Said special warranty of title shall be subject to the further limitations and provisions of this Article XII.

(c) Recovery on Special Warranty.

(i) Buyer’s Assertion of Title Warranty Breaches. Prior to the expiration of the two-year period commencing as of the Closing Date and ending on the second (2nd) anniversary thereof (the “Survival Period”), Buyer shall furnish Seller a Title Defect Notice meeting the requirements of Article 12.2(a) setting forth any matters which Buyer intends to assert as a breach of Seller’s special warranty in Article 12.1(b). For all purposes of this Agreement, Buyer shall be deemed to have waived, and Seller shall have no further liability for, any breach of Seller’s special warranty that Buyer fails to assert by a Title Defect Notice given to Seller on or before the expiration of the Survival Period. Seller shall have a reasonable opportunity, but not the obligation, to cure any Title Defect asserted by Buyer pursuant to this Article 12.1(c)(i). Buyer agrees to reasonably cooperate with any attempt by Seller to cure any such Title Defect.

(ii) Limitations on Special Warranty. For purposes of Seller’s special warranty of title, the value of the Wells (or the specified zone(s) therein) shown in Exhibit A and the other Assets shall be deemed to be the Allocated Value thereof, as adjusted herein. Recovery on Seller’s special warranty of title shall be limited to an amount (without any interest accruing thereon) equal to the reduction in the Purchase Price to which Buyer would have been entitled had Buyer asserted the Title Defect giving rise to such breach of Seller’s special warranty of title as a Title Defect prior to Closing pursuant to Article 12.2, in each case taking into account the Individual Title Defect Threshold and the Aggregate Deductible. Seller shall be entitled to offset any amount owed by Seller for breach of its special warranty of title with respect to any Asset by the amount of any Title Benefits with respect to such Asset as to which Seller gives Buyer notice after the Title Claim Date.

12.2 Notice of Title Defects; Defect Adjustments.

(a) Title Defect Notices. On or before August 23, 2005 (the “Title Claim Date”), Buyer must deliver claim notices to Seller meeting the requirements of this Article 12.2(a) (collectively the “Title Defect Notices” and individually a “Title Defect Notice”) setting forth any matters which, in Buyer’s reasonable opinion, constitute Title Defects and which Buyer intends to assert as a Title Defect pursuant to this Article XII. For all purposes of this Agreement and notwithstanding anything herein to the contrary, Buyer shall be deemed to have waived, and Seller shall have no liability for, any Title Defect which Buyer fails to assert as a Title Defect by a Title Defect Notice received by Seller on or before the Title Claim Date; provided, however, that, for purposes of Seller’s special warranty to title under Article 12.1(b), such waiver shall not apply to any matter that prior to the Title Claim Date is neither reflected of record nor discovered by any of Buyer’s or any of its Affiliate’s employees or any title attorney, landman or other title examiner while conducting Buyer’s due diligence with respect to the

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Assets. To be effective, each Title Defect Notice shall be in writing, and shall include (i) a description of the alleged Title Defect(s), (ii) the Wells (and the applicable zone(s) therein) and/or other Assets affected by the Title Defect (each a “Title Defect Property”), (iii) the Allocated Value of each Title Defect Property, (iv) supporting documents reasonably necessary for Seller to verify the existence of the alleged Title Defect(s), and (v) the amount by which Buyer reasonably believes the Allocated Value of each Title Defect Property is reduced by the alleged Title Defect(s) and the computations upon which Buyer’s belief is based. To give Seller an opportunity to commence reviewing and curing Title Defects, Buyer agrees to use reasonable efforts to give Seller, on or before the end of each calendar week prior to the Title Claim Date, written notice of all Title Defects discovered by Buyer during the preceding calendar week, which notice may be preliminary in nature and supplemented prior to the Title Claim Date. Buyer shall also promptly furnish Seller with written notice of any Title Benefit which is discovered by any of Buyer’s or any of its Affiliate’s employees, title attorneys, landmen or other title examiners while conducting Buyer’s due diligence with respect to the Assets prior to the Title Claim Date.

(b) Title Benefit Notices. Seller shall have the right, but not the obligation, to deliver to Buyer on or before the Title Claim Date with respect to each Title Benefit a notice (a “Title Benefit Notice”) including (i) a description of the Title Benefit, (ii) the Wells (and the applicable zone(s) therein) affected by the Title Benefit, and (iii) the amount by which Seller reasonably believes the Allocated Value of those Wells (and the applicable zone(s) therein) is increased by the Title Benefit, and the computations upon which Seller’s belief is based. Except for purposes of defending against or paying any claim that Seller has breached its special warranty of title under Article 12.1(c)(ii), Seller shall be deemed to have waived all Title Benefits of which it has not given notice on or before the Title Claim Date.

(c) Seller’s Right to Cure. Seller shall have the right, but not the obligation, to attempt, at its sole cost, to cure at any time prior to Closing (the “Cure Period”), any Title Defects of which it has been advised by Buyer.

(d) Remedies for Title Defects. Subject to Seller’s continuing right to dispute the existence of a Title Defect and/or the Title Defect Amount asserted with respect thereto and subject to the rights of the parties pursuant to Article 15.1(d), in the event that any Title Defect timely asserted by Buyer in accordance with Article 12.2(a) is not waived in writing by Buyer or cured on or before Closing, Seller shall, at its sole option, elect to:

(i) subject to the Individual Title Defect Threshold and the Aggregate Deductible, reduce the Purchase Price by an amount (“Title Defect Amount”) determined pursuant to Article 12.2(g) or 12.2(j) as being the value of such Title Defect;

(ii) indemnify Buyer against all Liability resulting from such Title Defect pursuant to an indemnity agreement (the “Title Indemnity Agreement”) in the form attached hereto as Exhibit C;

(iii) retain the entirety of the Title Defect Property that is subject to such Title Defect, together with all associated Assets, in which event the Purchase Price shall be

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reduced by an amount equal to the Allocated Value of such Title Defect Property and such associated Assets; or

(iv) if applicable, terminate this Agreement pursuant to Article 15.1(d).

(e) Remedies for Title Benefits. With respect to each Well (or specified zone(s) therein) affected by Title Benefits reported under Article 12.2(b), the Purchase Price shall be increased by an amount (the “Title Benefit Amount”) equal to the increase in the Allocated Value for such Well caused by such Title Benefits, as determined pursuant to Article 12.2(h).

(f) Exclusive Remedy. Except for Seller’s special warranty of title under Article 12.1(b), Article 12.2(d) shall be the exclusive right and remedy of Buyer with respect to Seller’s failure to have Defensible Title with respect to any Asset.

(g) Title Defect Amount. The Title Defect Amount resulting from a Title Defect shall be the amount by which the Allocated Value of the affected Title Defect Property is reduced as a result of the existence of such Title Defect and shall be determined in accordance with the following terms and conditions:

(i) if Buyer and Seller agree on the Title Defect Amount, then that amount shall be the Title Defect Amount;

(ii) if the Title Defect is an Encumbrance that is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to be paid to remove the Title Defect from the Title Defect Property;

(iii) if the Title Defect represents a discrepancy between (A) the Net Revenue Interest for any Title Defect Property and (B) the Net Revenue Interest stated in Exhibit A, then the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the Net Revenue Interest decrease and the denominator of which is the Net Revenue Interest stated in Exhibit A; provided, however, if there is a discrepancy between (A) and (B) as to a Title Defect Property, and Seller is, pursuant to this Agreement, reserving an overriding royalty interest in that Title Defect Property, then to the extent all or a portion of that reserved overriding royalty interest, if transferred to Buyer could: (a) diminish that discrepancy, then that portion of the overriding royalty interest that could diminish the discrepancy will be assigned to Buyer pursuant to the provisions of this Agreement, and the combined Net Revenue Interest and the overriding royalty interest to be assigned shall be combined and shall be “(A),” the numerator for the fraction; or (b) cause there to be no discrepancy, then that portion of the overriding royalty interest which would cause there to be no discrepancy will be assigned to Buyer pursuant to the provisions of this Agreement, and there shall be no Title Defect.

(iv) if the Title Defect represents an obligation or Encumbrance upon or other defect in title to the Title Defect Property of a type not described above, the Title Defect Amount shall be determined by taking into account the Allocated Value of the Title Defect Property, the portion of the Title Defect Property affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Title Defect

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Property, the values placed upon the Title Defect by Buyer and Seller and such other reasonable factors as are necessary to make a proper evaluation; provided, however, that if such Title Defect is reasonably capable of being cured, the Title Defect Amount shall not be greater than the reasonable cost and expense of curing such Title Defect;

(v) If (A) a Title Defect Property is not a Well (or specified zone(s) therein), (B) such Title Defect Property does not have an Allocated Value, (C) the Title Defect with respect to such Title Defect Property causes a loss of title to such Title Defect Property, and (D) the loss of such title to such Title Defect Property will prevent the continued operation or production of a Well (or one or more specified zone(s) therein) shown in Exhibit A (such Well or the specified zone(s) therein being referred to as the “Affected Well”) and the other Assets are not capable of providing an alternative means to support, in all material respects, the continued operation or production of the Affected Well, then such Title Defect Property (a “Defective Support Property”) and such Affected Well shall collectively be considered a single Title Defect Property for purposes of this Article XII; provided, however, that the Title Defect Amount resulting from the Title Defect affecting such Defective Support Property shall be the lesser of (1) the reasonable cost to replace such Defective Support Property (not to exceed the current fair market value of such Defective Support Property in its current depreciated condition), if such Defective Support Property is reasonably capable of being replaced, (2) the reasonable cost of providing an alternative means to support in all material respects the continued operation or production of the Affected Well, or (3) the Title Defect Amount that would otherwise be applicable to such Title Defect under this Article XII.

(vi) the Title Defect Amount with respect to a Title Defect Property shall be determined without duplication of any costs or losses included in another Title Defect Amount hereunder; and

(vii) notwithstanding anything to the contrary in this Article XII, the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Title Defect Property shall not exceed the Allocated Value of the Title Defect Property.

(h) Title Benefit Amount. The Title Benefit Amount resulting from a Title Benefit shall be determined in accordance with the following methodology, terms and conditions:

(i) if Buyer and Seller agree on the Title Benefit Amount, then that amount shall be the Title Benefit Amount; and

(ii) if the Title Benefit represents a discrepancy between (A) the Net Revenue Interest for any Well (or the specified zone(s) therein) and (B) the Net Revenue Interest stated in Exhibit A, then the Title Benefit Amount shall be the product of the Allocated Value of the affected Well (or the specified zone(s) therein) multiplied by a fraction, the numerator of which is the Net Revenue Interest increase and the denominator of which is the Net Revenue Interest stated in Exhibit A.

(i) Title Deductibles. Notwithstanding anything to the contrary, (i) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller

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for any individual Title Defect for which the Title Defect Amount does not exceed one hundred thousand dollars ($100,000.00) (“Individual Title Defect Threshold”); and (ii) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any Title Defect that exceeds the Individual Title Defect Threshold unless (A) the sum of (1) the Title Defect Amounts of all such Title Defects that exceed the Individual Title Defect Threshold, in the aggregate, excluding any Title Defects cured by Seller, plus (2) the Remediation Amounts of all Environmental Defects, in the aggregate, excluding any individual Environmental Defect for which the Remediation Amount does not exceed the Individual Environmental Threshold and any Environmental Defects cured by Seller, (B) exceeds the Aggregate Deductible, after which point Buyer shall be entitled to adjustments to the Purchase Price or other remedies only with respect to such Title Defects in excess of such Aggregate Deductible.

(j) Title Dispute Resolution. Seller and Buyer shall attempt to agree on all Title Defects, Title Benefits, Title Defect Amounts and Title Benefit Amounts prior to Closing. If Seller and Buyer are unable to agree by Closing, the Title Defect Amounts and Title Benefit Amounts in dispute shall be exclusively and finally resolved pursuant to this Article 12.1(j). There shall be a single arbitrator, who shall be a title attorney with at least ten (10) years experience in oil and gas titles involving properties in the regional area in which the Title Defect Properties are located, as selected by mutual agreement of Buyer and Seller within fifteen (15) days after the end of the Cure Period, and absent such agreement, by the Houston office of the American Arbitration Association (the “Title Arbitrator”). The arbitration proceeding shall be held in Houston, Texas and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Article. The Title Arbitrator’s determination shall be made within twenty (20) days after submission of the matters in dispute and shall be final and binding upon both parties, without right of appeal. In making his determination, the Title Arbitrator shall be bound by the rules set forth in Articles 12.2(g) and 12.2(h) and, subject to the foregoing, may consider such other matters as in the opinion of the Title Arbitrator are necessary to make a proper determination. The Title Arbitrator, however, may not award the Buyer a greater Title Defect Amount than the Title Defect Amount claimed by Buyer in its applicable Title Defect Notice and may not award Seller a greater Title Benefit Amount than the Title Benefit Amount claimed by Seller in its applicable Title Benefit Notice. The Title Arbitrator shall act as an expert for the limited purpose of determining the specific disputed Title Defect, Title Benefit, Title Defect Amounts and/or Title Benefit Amounts submitted by either party and may not award damages, interest or penalties to either party with respect to any matter. Seller and Buyer shall each bear its own legal fees and other costs of presenting its case. Each of Seller and Buyer shall bear one-half of the costs and expenses of the Title Arbitrator. To the extent that the award of the Title Arbitrator with respect to any Title Defect Amount or Title Benefit Amount is not taken into account as an adjustment to the Purchase Price pursuant to Article 3.5 or Article 3.6, then within ten (10) days after the Title Arbitrator delivers written notice to Buyer and Seller of his award with respect to a Title Defect Amount or a Title Benefit Amount, (i) Buyer shall pay to Seller the amount, if any, so awarded by the Title Arbitrator to Seller and (ii) Seller shall pay to Buyer the amount, if any, so awarded by the Title Arbitrator to Buyer.

12.3 Casualty or Condemnation Loss.

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(a) Notwithstanding anything herein to the contrary, from and after the Effective Time, Buyer shall assume all risk of loss with respect to production of Hydrocarbons through normal depletion (including watering out of any well, collapsed casing or sand infiltration of any well) and the depreciation of personal property due to ordinary wear and tear, in each case, with respect to the Assets.

(b) If, after the date of this Agreement but prior to the Closing Date, any portion of the Assets is destroyed by fire or other casualty or is taken in condemnation or under right of eminent domain, and the loss as a result of such individual casualty or taking exceeds twenty percent (20%) of the Purchase Price based on the Allocated Value of the affected Assets, Buyer shall nevertheless be required to close and Seller shall elect by written notice to Buyer prior to Closing either (i) to cause the Assets affected by such casualty or taking to be repaired or restored to at least its condition prior to such casualty or taking, at Seller’s sole cost, as promptly as reasonably practicable (which work may extend after the Closing Date), (ii) to indemnify Buyer through a document reasonably acceptable to Seller and Buyer against any costs or expenses that Buyer reasonably incurs to repair the Assets subject to such casualty or taking or (iii) to treat such casualty or taking as a Title Defect with respect to the affected Asset or Assets under Article 12.2. In each case, Seller shall retain all rights to insurance, condemnation awards and other claims against third parties with respect to the casualty or taking except to the extent the parties otherwise agree in writing.

(c) If, after the date of this Agreement but prior to the Closing Date, any portion of the Assets is destroyed by fire or other casualty or is taken in condemnation or under right of eminent domain, and the loss to the Assets as a result of such individual casualty or taking is twenty percent (20%) or less of the Purchase Price based on the Allocated Value of the affected Assets, Buyer shall nevertheless be required to close and Seller, at Closing, shall pay to Buyer all sums paid to Seller by Third Parties by reason of such casualty or taking insofar as with respect to the Assets and shall assign, transfer and set over to Buyer or subrogate Buyer to all of Seller’s right, title and interest (if any) in insurance claims, unpaid awards, and other rights against Third Parties (excluding any Liabilities, other than insurance claims, of or against any Seller Indemnified Parties) arising out of such casualty or taking insofar as with respect to the Assets; provided, however, that Seller shall reserve and retain (and Buyer shall assign to Seller) all rights, title, interests and claims against Third Parties for the recovery of Seller’s costs and expenses incurred prior to the Closing in pursuing or asserting any such insurance claims or other rights against third parties or in defending or asserting rights in such condemnation or eminent domain action with respect to the Assets.

(d) If any action for condemnation or taking under right of eminent domain is pending or threatened with respect to any Asset or portion thereof after the date of this Agreement, but no taking of such Asset or portion thereof occurs prior to the Closing Date, Buyer shall nevertheless be required to close and Seller, at Closing, shall assign, transfer and set over to Buyer or subrogate Buyer to all of Seller’s right, title and interest (if any) in such condemnation or eminent domain action, including any future awards therein, insofar as they are attributable to the Assets threatened to be taken, except that Seller shall reserve and retain (and Buyer shall assign to Seller) all rights, titles, interests and claims against Third Parties for the recovery of Seller’s costs and expenses incurred prior to the Closing in defending or asserting rights in such action with respect to the Assets.

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12.4 Preferential Purchase Rights and Consents to Assign. (a) With respect to each preferential purchase right pertaining to an Asset and the transactions contemplated hereby, Seller, prior to the Closing, shall send to the holder of each such right a notice, in material compliance with the contractual provisions applicable to such right. In addition, prior to the Closing, Seller shall send to each holder of a right to consent to assignment pertaining to the Assets and the transactions contemplated hereby a notice seeking such party’s consent to the transaction contemplated hereby.

(b) If, prior to the Closing, any holder of a preferential purchase right notifies Seller that it intends to consummate the purchase of the Asset to which its preferential purchase right applies, the exercise of such preferential purchase right shall not constitute a Title Defect, that Asset shall be excluded from the Assets to be conveyed to Buyer to the extent of the interest affected by the preferential purchase right, and the Purchase Price shall be reduced by the Allocated Value of the relevant Asset allocable to such interest. Seller shall be entitled to all proceeds paid by a party exercising a preferential purchase right prior to the Closing. If such holder of such preferential purchase right thereafter fails to consummate the purchase of the Asset covered by such right on or before thirty (30) days following the Closing Date, then Seller shall so notify Buyer, and Buyer shall purchase on or before ten (10) days following receipt of such notice, subject to Buyer’s satisfaction that such preferential right has been waived, such Asset from Seller, under the terms of this Agreement for a price equal to the portion of the Purchase Price previously allocated to it.

(c) If a preferential purchase right burdening any Asset is not exercised prior to the Closing Date and the time for exercising such preferential purchase right has not expired prior to the Closing Date, then the Closing Date with respect to such Asset shall be extended to the earlier of five (5) business days from the date such preferential right is waived or the period to exercise such preferential right has expired. If such preferential purchase right is exercised, Seller shall, without any further obligation to Buyer relating to the affected Asset (except a reduction in the Purchase Price of the allocated value of the Asset), deliver the affected Asset to the holder of such preferential purchase right pursuant to an assignment in substantially the same form as the Assignment and shall retain the proceeds paid for such Asset by the party exercising the preferential purchase right.

(d) All Assets for which preferential purchase rights have been waived, or as to which the period to exercise such right has expired prior to the Closing, shall be sold to Buyer at the Closing pursuant to the provisions of this Agreement.

(e) If Seller fails to obtain a consent prior to the Closing and the failure to obtain such consent would cause the assignment of such Asset to Buyer to be void, then the portion of the Asset subject to such failed consent shall not constitute a Title Defect, that Asset shall be excluded from the Assets to be conveyed to Buyer to the extent of the interest affected by failure to secure the consent, and the Purchase Price shall be reduced by the Allocated Value of the relevant Asset allocable to that interest.

ARTICLE XIII

ENVIRONMENTAL MATTERS

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13.1 Environmental Defects.

(a) Assertions of Environmental Defects. Buyer must deliver claim notices to Seller meeting the requirements of this Article 13.1(a) (collectively the “Environmental Defect Notices” and individually an “Environmental Defect Notice”) not later than August 23, 2005 (the “Environmental Claim Date”), setting forth any matters which, in Buyer’s reasonable opinion, constitute Environmental Defects and which Buyer intends to assert as Environmental Defects pursuant to this Article 13.1. For all purposes of this Agreement but subject to Buyer’s remedy for a breach of Seller’s representation contained in Article 4.15, Buyer shall be deemed to have waived any Environmental Defect which Buyer fails to assert as an Environmental Defect by a Environmental Defect Notice received by Seller on or before the Environmental Claim Date. To be effective, each Environmental Defect Notice shall be in writing and shall include (i) a description of the matter constituting the alleged Environmental Defect, (ii) a description of each Asset (or portion thereof) that is affected by the alleged Environmental Defect, (iii) Buyer’s assertion of the Allocated Value of the portion of the Assets affected by the alleged Environmental Defect, (iv) supporting documents reasonably necessary for Seller to verify the existence of the alleged Environmental Defect, and (v) a calculation of the Remediation Amount (itemized in reasonable detail) that Buyer asserts is attributable to such alleged Environmental Defect. Buyer’s calculation of the Remediation Amount included in the Environmental Defect Notice must describe in reasonable detail the Remediation proposed for the Environmental Condition that gives rise to the asserted Environmental Defect and identify all assumptions used by the Buyer in calculating the Remediation Amount, including the standards that Buyer asserts must be met to comply with Environmental Laws. Seller shall have the right, but not the obligation, to cure any claimed Environmental Defect on or before Closing.

(b) Remedies for Environmental Defects. Subject to Seller’s continuing right to dispute the existence of a Environmental Defect and/or the Remediation Amount asserted with respect thereto, in the event that any Environmental Defect timely asserted by Buyer in accordance with Article 13.1(a) is not waived in writing by Buyer or cured on or before Closing, Seller shall, at its sole option, elect to:

(i) subject to the Individual Environmental Threshold and the Aggregate Deductible, reduce the Purchase Price by the Remediation Amount;

(ii) assume responsibility for the Remediation of such Environmental Defect;

(iii) retain the entirety of the Asset that is subject to such Environmental Defect, together with all associated Assets, in which event the Purchase Price shall be reduced by an amount equal to the Allocated Value of such Asset and such associated Assets; or

(iv) if applicable, terminate this Agreement pursuant to Article 15.1(d).

If Seller elects the option set forth in clause (i) above, Buyer shall be deemed to have assumed responsibility for Remediation of such Environmental Defect and such Environmental Defect and all Liabilities with respect thereto shall be deemed to constitute Assumed Obligations. If

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Seller elects the option set forth in clause (ii) above, Seller shall use reasonable efforts to implement such Remediation in a manner which is consistent with the requirements of Environmental Laws in a timely fashion for the type of Remediation that Seller elects to undertake and shall have access to the affected Assets after the Closing Date to implement and complete such Remediation in accordance with an Access Agreement in substantially the form attached hereto as Exhibit D (the “Access Agreement”). Seller will be deemed to have adequately completed the Remediation required in the immediately preceding sentence (A) upon receipt of a certificate or approval from the applicable Governmental Authority that the Remediation has been implemented to the extent necessary to comply with existing regulatory requirements or (B) upon receipt of a certificate from a licensed professional engineer that the Remediation has been implemented to the extent necessary to comply with existing regulatory requirements.

(c) Exclusive Remedy. Subject to Article 15.1(d) and Buyer’s remedy for a breach of Seller’s representation contained in Article 4.15, Article 13.1(b) shall be the exclusive right and remedy of Buyer with respect to any Environmental Defect.

(d) Environmental Deductibles. Notwithstanding anything to the contrary, (i) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any individual Environmental Defect for which the Remediation Amount does not exceed five hundred thousand dollars ($500,000) (“Individual Environmental Threshold”); and (ii) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any Environmental Defect for which the Remediation Amount exceeds the Individual Environmental Threshold unless (A) the sum of (1) the Remediation Amounts of all such Environmental Defects that exceed the Individual Environmental Threshold, in the aggregate, excluding any Environmental Defects cured by Seller, plus (2) the Title Defect Amounts of all Title Defects, in the aggregate, excluding any individual Title Defect for which the Title Defect Amount does not exceed the Individual Title Defect Threshold and any Title Defects cured by Seller, (B) exceeds the Aggregate Deductible, after which point Buyer shall be entitled to adjustments to the Purchase Price or other remedies only with respect to such Environmental Defects in excess of such Aggregate Deductible.

(e) Environmental Dispute Resolution. Seller and Buyer shall attempt to agree on all Environmental Defects and Remediation Amounts prior to Closing. If Seller and Buyer are unable to agree by Closing, the Environmental Defects and/or Remediation Amounts in dispute shall be exclusively and finally resolved by arbitration pursuant to this Article 13.1. There shall be a single arbitrator, who shall be an environmental attorney with at least ten (10) years experience in environmental matters involving oil and gas producing properties in the regional area in which the affected Assets are located, as selected by mutual agreement of Buyer and Seller within fifteen (15) days after the Closing Date, and absent such agreement, by the Houston office of the American Arbitration Association (the “Environmental Arbitrator”). The arbitration proceeding shall be held in Houston, Texas and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Article. The Environmental Arbitrator’s determination shall be made within twenty (20) days after submission of the matters in dispute and shall be final and binding upon both parties, without right of appeal. In making his determination, the Environmental Arbitrator shall be bound by the rules set forth in this Article 13.1 and, subject to

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the foregoing, may consider such other matters as in the opinion of the Environmental Arbitrator are necessary or helpful to make a proper determination. The Environmental Arbitrator, however, may not award the Buyer a greater Remediation Amount than the Remediation Amount claimed by Buyer in its applicable Environmental Defect Notice. The Environmental Arbitrator shall act as an expert for the limited purpose of determining the specific disputed Environmental Defects and/or Remediation Amounts submitted by either party and may not award damages, interest or penalties to either party with respect to any matter. Seller and Buyer shall each bear its own legal fees and other costs of presenting its case. Each of Seller and Buyer shall bear one-half of the costs and expenses of the Environmental Arbitrator. To the extent that the award of the Environmental Arbitrator with respect to any Remediation Amount is not taken into account as an adjustment to the Purchase Price pursuant to Article 3.6, then within ten (10) days after the Environmental Arbitrator delivers written notice to Buyer and Seller of his award with respect to a Remediation Amount, and subject to Article 13.1, (i) Buyer shall pay to Seller the amount, if any, so awarded by the Environmental Arbitrator to Seller and (ii) Seller shall pay to Buyer the amount, if any, so awarded by the Environmental Arbitrator to Buyer.

13.2 NORM, Wastes and Other Substances. Buyer acknowledges that the Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes, or other substances or materials located in, on or under the Assets or associated with the Assets. Equipment and sites included in the Assets may contain asbestos, NORM or other Hazardous Substances. NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms. The wells, materials, and equipment located on the Assets or included in the Assets may contain NORM and other wastes or Hazardous Substances. NORM containing material and/or other wastes or Hazardous Substances may have come in contact with various environmental media, including without limitation, water, soils or sediment. Special procedures may be required for the assessment, remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM and other Hazardous Substances from the Assets.

ARTICLE XIV

ASSUMPTION; SURVIVAL, INDEMNIFICATION

14.1 Assumption by Buyer. Without limiting Buyer’s rights to indemnity under this Article XIV and Buyer’s rights under any Title Indemnity Agreement and any Access Agreement, from and after the Closing Buyer assumes and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities, known or unknown, with respect to the Assets, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time, including but not limited to obligations and Liabilities relating in any manner to the use, ownership or operation of the Assets, including but not limited to obligations to (a) furnish makeup gas and/or settle Imbalances according to the terms of applicable gas sales, processing, gathering or transportation Contracts, and, (b) pay working interests, royalties, overriding royalties and other interests, owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense, (c) properly plug and abandon any and all Wells, including inactive Wells or temporarily abandoned Wells, drilled on the Properties or otherwise pursuant to the Assets, (d) replug any well, wellbore, or previously plugged Well on the Properties to the extent required or necessary, (e) dismantle or decommission and remove any Personal Property and other property of

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whatever kind related to or associated with operations and activities conducted by whomever on the Properties or otherwise pursuant to the Assets, (f) clean up, restore and/or remediate the premises covered by or related to the Assets in accordance with applicable agreements and Laws, and (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and the Applicable Contracts, or as required by Laws (all of said obligations and Liabilities, subject to the exclusions below, herein being referred to as the “Assumed Obligations”); provided, Buyer does not assume any obligations or Liabilities of Seller to the extent that they are:

(i) attributable to or arise out of the ownership, use or operation of the Excluded Assets; or

(ii) attributable to or arise out of the actions, suits or proceedings, if any, set forth on Schedule 14.1, except insofar and only insofar as they arise after the Effective Time or are attributable or relate to the ownership or operation of the Assets, or production therefrom, for periods after the Effective Time.

14.2 Indemnities of Seller. Effective as of the Closing, subject to the limitations set forth in Article 14.4 and otherwise in this Article XIV, Seller shall be responsible for, shall pay on a current basis, and hereby defends, indemnifies, holds harmless and forever releases Buyer and its Affiliates, and all of its and their respective stockholders, partners, members, directors, officers, managers, employees, agents and representatives (collectively, “Buyer Indemnified Parties”) from and against any and all Liabilities, arising from, based upon, related to or associated with:

(a) any breach by Seller of its representations or warranties contained in Article IV;

(b) any breach by Seller of its covenants and agreements under this Agreement; or

(c) (i) any act or omission by Seller involving or relating to the Excluded Assets occurring prior to the Closing, or (ii) the actions, suits or proceedings, if any, set forth on Schedule 14.1, except insofar and only insofar as they arise after the Effective Time or are attributable or relate to the ownership or operation of the Assets, or production therefrom, for periods after the Effective Time.

14.3 Indemnities of Buyer. (a) Effective as of the Closing, Buyer and its successors and assigns shall assume, be responsible for, shall pay on a current basis, and hereby defends, indemnifies, holds harmless and forever releases Seller and its Affiliates, and all of their respective stockholders, partners, members, directors, officers, managers, employees, agents and representatives (collectively, “Seller Indemnified Parties”) from and against any and all Liabilities arising from, based upon, related to or associated with:

(i) any breach by Buyer of its representations or warranties contained in Article V;

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(ii) any breach by Buyer of its covenants and agreements under this Agreement;

(iii) the Assumed Obligations; or

(iv) except as provided otherwise in Article 12.1, Title Defects related or attributable to the Assets.

(b) Notwithstanding anything herein to the contrary, in addition to the indemnities set forth in Article 14.3(a), effective as of the Closing, Buyer and its successors and assigns shall assume, be responsible for, shall pay on a current basis, and hereby defends, indemnifies, holds harmless and forever releases the Seller Indemnified Parties from and against any and all Liabilities arising from, based upon, related to or associated with any Environmental Condition or other environmental matter related or attributable to the Assets, regardless of whether such Liabilities arose prior to, on or after the Effective Time, :including the presence, disposal or relates of any Hazardous Substance or other material of any kind in, on or under the Assets or other property (whether neighboring) and including any liability of any Seller Indemnified Party with respect to the Assets under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. §§ 9601 et. seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et. seq.), the Clean Water Act (33 U.S.C. §§ 466 et. seq.), the Safe Drinking Water Act (14 U.S.C. §§ 1401-1450), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et. seq.), the Toxic Substance Control Act (15 U.S.C. §§ 2601-2629), the Clean Air Act (42 U.S.C. § 7401 et. seq.) as amended, and the Clean Air Act Amendments of 1990, and all state and local Environmental Laws.

14.4 Limitation on Liability. (a) Seller shall not have any liability for any indemnification under Article 14.2 until and unless the aggregate amount of all Liabilities for which Claim Notices are delivered by Buyer exceeds $***, and then only to the extent such damages exceed $***; provided that (i) the adjustment to the Purchase Price under Article 3.6 and any payments in respect thereof shall not be limited by this Article 14.4(a) and (ii) Seller’s indemnity under Article 14.2(c) shall not be limited by this Article 14.4(a).

(b) Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be required to indemnify Buyer for aggregate Liabilities in excess of $***; provided, however, with respect to a breach of the representation set forth in Article 4.11, Seller shall not be required to indemnify Buyer for a breach of Article 4.11 for aggregate Liabilities in excess of $***.

(c) The indemnification obligations of each party Seller hereunder are separate and several obligations of each party Seller as to the Assets being conveyed hereunder by each party Seller. They are not joint indemnification obligations; provided, however, for the purpose of Article 14.4(a) and (b), and for the purpose of any other provisions of this Agreement where there is a reference to pre-Closing aggregate liabilities or aggregate determinations, including the Aggregate Deductible, these shall be calculated jointly and include the Assets being conveyed by all parties Seller.

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14.5 Express Negligence. THE INDEMNIFICATION, RELEASE AND ASSUMED OBLIGATIONS PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY INDEMNIFIED PARTY (EXCLUDING, HOWEVER, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY). BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

14.6 Exclusive Remedy. Notwithstanding anything to the contrary contained in this Agreement, Articles 11.1(c), 14.2 and 14.3 contain the parties’ exclusive remedy against each other with respect to breaches of the representations, warranties, covenants and agreements of the parties contained in this Agreement. Except for the remedies contained in Article 14.2, effective as of Closing. Buyer, on its own behalf and on behalf of its Affiliates, hereby releases, remises and forever discharges Seller and its Affiliates and all such parties' stockholders, partners, members, directors, officers, employees, agents and representatives from any and all suits, legal or administrative proceedings, claims, demands, damages, losses, costs, Liabilities, interest, or causes of action whatsoever, in Law or in equity, known or unknown, which Buyer or its Affiliates might now or subsequently may have, based on, relating to or arising out of this Agreement, the ownership, use or operation of the Assets, or the condition, quality, status or nature of the Assets, including rights to contribution under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, and rights under insurance maintained by Seller or any of its Affiliates, excluding, however, any contractual rights (apart from this Agreement) existing as of the date hereof between (i) Buyer or any of Buyer's Affiliates, on the one hand and (ii) Seller or any of Seller's Affiliates, on the other hand, under contracts between them relating to the Assets (if any).

14.7 Indemnification Procedures. All claims for indemnification under Articles 11.1(c), 14.2 and 14.3 shall be asserted and resolved as follows:

(a) For purposes of this Article XIV, the term “Indemnifying Party” when used in connection with particular Liabilities shall mean the party or parties having an obligation to indemnify another party or parties with respect to such Liabilities pursuant to this Article XIV, and the term “Indemnified Party” when used in connection with particular Liabilities shall mean the party or parties having the right to be indemnified with respect to such Liabilities by another party or parties pursuant to this Article XIV.

(b) To make claim for indemnification under Articles 11.1(c), 14.2 or 14.3, an Indemnified Party shall notify the Indemnifying Party of its claim under this Article 14.7, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Party (a “Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has actual knowledge of the Claim and shall enclose a copy

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of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnified Party to give notice of a Claim as provided in this Article 14.7 shall not relieve the Indemnifying Party of its obligations under Articles 11.1(c), 14.2 or 14.3 (as applicable) except to the extent such failure results in insufficient time being available to permit the Indemnifying Party to effectively defend against the Claim or otherwise materially prejudices the Indemnifying Party's ability to defend against the claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its liability to defend the Indemnified Party against such Claim at the sole cost and expense of the Indemnifying Party. The Indemnified Party is authorized, prior to and during such thirty (30) day period, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party.

(d) If the Indemnifying Party admits its liability, it shall have the right and obligation to diligently defend, at its sole cost and expense, the Claim. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate in contesting any Claim which the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Party pursuant to this Article 14.7(d). An Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle any Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Party from all liability in respect of such Claim or (ii) settle any Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (other than as a result of money damages covered by the indemnity).

(e) If the Indemnifying Party does not admit its liability or admits its liability but fails to diligently prosecute or settle the Claim, then the Indemnified Party shall have the right to defend against the Claim at the sole cost and expense of the Indemnifying Party, with counsel of the Indemnified Party's choosing, subject to the right of the Indemnifying Party to admit its liability and assume the defense of the Claim at any time prior to settlement or final determination thereof. If the Indemnifying Party has not yet admitted its liability for a Claim, the Indemnified Party shall send written notice to the Indemnifying Party of any proposed settlement and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its liability for the Claim and (ii) if liability is so admitted, reject, in its reasonable judgment, the proposed settlement.

(f) In the case of a claim for indemnification not based upon a Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Liabilities complained of, (ii) admit its liability for such Liability or (iii) dispute the claim for such Liabilities. If the Indemnifying Party does not notify the Indemnified Party within such 30 day period that it has cured the Liabilities or that it disputes the claim for such Liabilities, the

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amount of such Liabilities shall conclusively be deemed a liability of the Indemnifying Party hereunder.

14.8 Survival. (a) The representations and warranties of the parties in Articles IV and V (other than the representations and warranties in Articles 4.7, 4.8(b), 4.11, 4.12, 4.13, 4.18, 5.8, 5.9, 5.10 and 5.11) and the covenants and agreements of the parties in Articles 6.1, 6.2, 6.3, 9.4, 11.1(a) and 11.1(b), shall survive the Closing for a period of ***. The representation of Seller in Article 4.12 shall terminate as of Closing and the representation of Seller in Article 4.13 shall terminate *** after Closing. The representation of Seller in Article 4.7 shall terminate as of Closing, subject to the following limited exception: if there is a death or personal injury that occurs before the Effective Time and a lawsuit is actually filed in an appropriate Court, having jurisdiction, within *** from the Closing Date, Seller will defend against that lawsuit, and indemnify and hold harmless Buyer from liabilities associated with the death or personal injury. The representation of Seller in Article 4.8(b) shall terminate at Closing, subject to the following limited exception: if there is a breach of the representation that occurs before the Effective Time and a lawsuit is actually filed in an appropriate Court, having jurisdiction, within *** from the Closing Date, Seller will defend against that lawsuit, and indemnify and hold harmless Buyer from liabilities associated with the breach. The representation of Seller in Article 4.11 shall terminate at Closing, subject to the following limited exception: if there is a breach of the representation and within *** from the Closing Date a lawsuit is actually filed by a non-governmental entity in an appropriate Court, having jurisdiction or a claim is actually made by a Governmental Authority, Seller will defend against that lawsuit, and indemnify and hold harmless Buyer from liabilities associated with the breach. The representation and warranty of Seller in Article 12.1 shall terminate as of the expiration of the Survival Period. Subject to the foregoing and as set forth in Article 14.8(b), the remainder of this Agreement (including, without limiting the foregoing in any respect, Articles 4.18, 5.8, 5.9, 5.10, 5.11 and 6.5) shall survive the Closing without time limit. Representations, warranties, covenants and agreements shall be of no further force and effect after the date of their expiration, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to its expiration date.

(b) The indemnities in Articles 14.2(a), 14.2(b), 14.3(a)(i) and 14.3(a)(ii) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Party on or before such termination date. Buyer's indemnities in Articles 14.3(a)(iii), 14.3(a)(iv) and 14.3(b) shall survive the Closing without time limit and shall be deemed covenants running with the Assets (provided that Buyer and its successors and assigns shall not be released from any of, and shall remain jointly and severally liable to the Seller Indemnified Parties for, the obligations or Liabilities of Buyer under such Articles of this Agreement upon any transfer or assignment of any Asset), and Seller's indemnity set forth in Article 14.2(c) shall survive the Closing without time limit.

14.9 Waiver of Right to Rescission. Seller and Buyer acknowledge that the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim

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arising in connection with or with respect to the transactions contemplated in this Agreement. As the payment of money shall be adequate compensation, Buyer and Seller waive any right to rescind this Agreement or any of the transactions contemplated hereby.

14.10 Insurance, Taxes. The amount of any Liabilities for which any of the Buyer Indemnified Parties is entitled to indemnification under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement shall be reduced by any corresponding (i) tax benefit created or generated or (ii) insurance proceeds realized or that could reasonably be expected to be realized by such party if a claim were properly pursued under the relevant insurance arrangements.

14.11 Non-Compensatory Damages. None of the Buyer Indemnified Parties nor Seller Indemnified Parties shall be entitled to recover from Seller or Buyer, or their respective Affiliates, any indirect, consequential, punitive or exemplary damages or damages for lost profits of any kind arising under or in connection with this Agreement or the transactions contemplated hereby, except to the extent any such party suffers such damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending of such damages) to a Third Party, which damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder. Subject to the preceding sentence, Buyer, on behalf of each of the Buyer Indemnified Parties, and Seller, on behalf of each of Seller Indemnified Parties, waive any right to recover punitive, special, exemplary and consequential damages, including damages for lost profits, arising in connection with or with respect to this Agreement or the transactions contemplated hereby.

14.12 Cooperation by Buyer Retained Litigation. Buyer agrees to use reasonable efforts to cooperate with Seller in connection with Seller’s defense and other actions relating to or arising out of the litigation and claims set forth on Schedule 14.1. Buyer agrees to make available Buyer’s employees engaged in the operation of the Assets, including the Transferring Employees, for the purposes of providing testimony, depositions, information and other related activities relating to such litigation and claims.

14.13 Disclaimer of Application of Anti-Indemnity Statutes. The parties acknowledge and agree that the provisions of any anti-indemnity statute relating to oilfield services and associated activities shall not be applicable to this Agreement and/or the transactions contemplated hereby.

ARTICLE XV

TERMINATION, DEFAULT AND REMEDIES

15.1 Right of Termination. This Agreement and the transactions contemplated herein may be terminated at any time at or prior to Closing:

(a) by Seller, at Seller’s option, if any of the conditions set forth in Article VIII have not been satisfied on or before the Closing Date;

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(b) by Buyer, at Buyer’s option, if any of the conditions set forth in Article VII have not been satisfied on or before the Closing Date and such conditions remain unsatisfied for a period of ten (10) days following written notice thereof from Buyer to Sellers;

(c) by Buyer if the condition set forth in Article 7.4 has not been satisfied on or before the Closing Date or by Seller if the condition set forth in Article 8.4 is not satisfied on or before the Closing Date; or

(d) Seller or Buyer if the Closing shall not have occurred on or before September 7, 2005; provided, however, this Article 15.1(d) right to terminate shall not be applicable to Assets subject to preferential purchase rights, for which the Closing Date is extended pursuant to Article 12.4(c).

(e) provided, however, that no party shall have the right to terminate this Agreement pursuant to clause (a), (b) or (d) above if such party or its Affiliates are at such time in material breach of any provision of this Agreement.

15.2 Effect of Termination. If the obligation to close the transactions contemplated by this Agreement is terminated pursuant to any provision of Article 15.1 hereof, then, except as provided in Article 3.2 and except for the provisions of Articles 1.1, 11.1(c) through (f), 11.2, 11.3, 14.11 and this Article 15.2 and Article XVI (other than Articles 16.2(b), 16.7, 16.8, 16.9 and 16.17), this Agreement shall forthwith become void and the parties shall have no liability or obligation hereunder except and to the extent such termination results from the willful breach by a party of any of its covenants or agreements hereunder; provided that if Seller is entitled to retain the Deposit as liquidated damages pursuant to Article 3.2, then such retention shall constitute full and complete satisfaction of any and all damages Seller may have against Buyer.

15.3 Return of Documentation and Confidentiality. Upon termination of this Agreement, Buyer shall return to Seller all title, engineering, geological and geophysical data, environmental assessments and/or reports, maps and other information furnished by Seller to Buyer or prepared by or on behalf of Buyer in connection with its due diligence investigation of the Assets and an officer of Buyer shall certify same to Seller in writing.

ARTICLE XVI

MISCELLANEOUS

16.1 Exhibits. All of the Exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement. Each party to this Agreement and its counsel has received a complete set of Exhibits prior to and as of the execution of this Agreement.

16.2 Expenses and Taxes. (a) Except as otherwise specifically provided, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including, without limitation, legal and accounting fees, costs and expenses.

(b) All required documentary, filing and recording fees and expenses in connection with the filing and recording of the assignments, conveyances or other instruments

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required to convey title to the Assets to Buyer shall be borne by Buyer. Seller shall assume responsibility for, and shall bear and pay, all federal income taxes, state income taxes, and other similar taxes (including any applicable interest or penalties) incurred or imposed with respect to the transactions described in this Agreement. Buyer shall assume responsibility for, and shall bear and pay, all state sales and use taxes (including any applicable interest or penalties) incurred or imposed with respect to the transactions described in this Agreement. Seller shall assume responsibility for, and shall bear and pay, all ad valorem, property, severance, production, and similar taxes and assessments based upon or measured by the ownership of the Assets, the production of Hydrocarbons, or the receipt of proceeds therefrom, but exclusive of income taxes (including any applicable penalties and interest) and assessed against the Assets by any taxing authority for any period prior to the Effective Time, and Buyer shall be responsible for, and shall bear and pay, all such taxes and assessments assessed against the Assets by any taxing authority for any period that begins on or after the Effective Time. For purposes of this Agreement, the foregoing proration of ad valorem and property taxes shall be accomplished at the Closing based on the ratio of the number of days in the year prior to (for Seller) and on and after (for Buyer) the Effective Time to the total number of days in the year as applied to the amount of ad valorem and property taxes for the most recent year for which the amount of such taxes can be finally determined at the Closing. Buyer shall be responsible for payment to the taxing authorities of all ad valorem and property taxes for the current year, except to the extent Seller has paid all or a portion of the ad valorem and property taxes to the taxing authorities for the current tax year.

16.3 Assignment. This Agreement may not be assigned by Buyer without prior written consent of Seller. No assignment of any rights hereunder by Buyer shall relieve Buyer of any obligations and responsibilities hereunder.

16.4 Preparation of Agreement. Both Seller and Buyer and their respective counsel participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

16.5 Publicity. Seller and Buyer shall consult with each other with regard to all press releases or other public or private announcements issued or made at or prior to the Closing concerning this Agreement or the transactions contemplated herein, and, except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange, neither Buyer nor Seller shall issue any such press release or other publicity without the prior written consent of the other party, which shall not be unreasonably withheld.

16.6 Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by bonded overnight courier, or mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, or sent by telex or facsimile transmission (provided any such telex or facsimile transmission is confirmed either orally or by written confirmation), addressed to the appropriate party at the address for such party shown below or at such other address as such party shall have theretofore designated by written notice delivered to the party giving such notice:

If to Seller:

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Devon Energy Production Company, L.P.

20 North Broadway

Suite 1500

Oklahoma City, Oklahoma 73102

Fax: (405) 552-4551

Attention: Mr. Kevin Harwi

Copy to: Ms. Cathy Lebsack

Fax: (405) 552-4551

Devon Louisiana Corporation

20 North Broadway

Suite 1500

Oklahoma City, Oklahoma 73102

Fax: (405) 552-4551

Attention: Mr. Kevin Harwi

Copy to: Ms. Cathy Lebsack

Fax: (405) 552-4551

Devon Energy Petroleum Pipeline Company

20 North Broadway

Suite 1500

Oklahoma City, Oklahoma 73102

Fax: (405) 552-4551

Attention: Mr. Kevin Harwi

Copy to: Ms. Cathy Lebsack

Fax: (405) 552-4551

If to Buyer:

Maritech Resources, Inc.

25025 Interstate 45 North

The Woodlands, Texas 77380

Fax: (281) 364-4310

Attention: Mr. G. M. McCarroll

If to Guarantor:

TETRA Technologies, Inc.

25025 Interstate 45 North

The Woodlands, Texas 77380

Fax: (281) 364-4398

Attention: General Counsel

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Any notice given in accordance herewith shall be deemed to have been given when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission during normal business hours, or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail, as the case may be. The parties hereto may change the address, telephone numbers, and facsimile numbers to which such communications are to be addressed by giving written notice to the other parties in the manner provided in this Article 16.7.

16.7 Removal of Name. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, Buyer shall eliminate the names “Devon Energy Production Company, L.P., Devon Louisiana Corporation”, “Devon” and any variants thereof from the Assets acquired pursuant to this Agreement and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates.

16.8 Further Cooperation. After the Closing, Buyer and Seller shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer, and shall take such other actions as any party may reasonably request, to convey and deliver the Assets to Buyer, to perfect Buyer’s title thereto, and to accomplish the orderly transfer of the Assets to Buyer in the manner contemplated by this Agreement. If any party hereto receives monies belonging to the other, such amount shall immediately be paid over to the proper party. If an invoice or other evidence of an obligation is received by a party, which is partially an obligation of both Seller and Buyer, then the parties shall consult with each other, and each shall promptly pay its portion of such obligation to the obligee.

16.9 Filings, Notices and Certain Governmental Approvals. Promptly after Closing Buyer shall (a) record the Assignments of the Assets and all state/federal assignments executed at the Closing in all applicable real property records and/or, if applicable, all state or federal agencies, (b) send notices to vendors supplying goods and services for the Assets of the assignment of the Properties to Buyer and, if applicable, the designation of Buyer as the operator thereof, (c) actively pursue the unconditional approval of all applicable Governmental Authorities of the Assignment of the Assets to Buyer and the designation of Buyer as the operator thereof and (d) actively pursue all other consents and approvals that may be required in connection with the assignment of the Assets to Buyer and the assumption of the liabilities assumed by Buyer hereunder, that shall not have been obtained prior to Closing. Buyer obligates itself to take any and all action required by any Governmental Authority in order to obtain such unconditional approval, including but not limited to, the posting of any and all bonds or other security that may be required in excess of its existing lease, pipeline or area-wide bond.

16.10 Entire Agreement; Conflicts. THIS AGREEMENT, THE EXHIBITS HERETO AND THE CONFIDENTIALITY AGREEMENT COLLECTIVELY CONSTITUTE THE ENTIRE AGREEMENT AMONG SELLER AND BUYER PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS, AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF. THERE ARE NO WARRANTIES, REPRESENTATIONS, OR OTHER AGREEMENTS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF EXCEPT AS SPECIFICALLY

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SET FORTH IN THIS AGREEMENT, AND NEITHER SELLER NOR BUYER SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT, OR STATEMENTS OF INTENTION NOT SO SET FORTH. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE TERMS AND PROVISIONS OF ANY EXHIBIT HERETO, THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL GOVERN AND CONTROL; PROVIDED, HOWEVER, THAT THE INCLUSION IN ANY OF THE EXHIBITS HERETO OF TERMS AND PROVISIONS NOT ADDRESSED IN THIS AGREEMENT SHALL NOT BE DEEMED A CONFLICT, AND ALL SUCH ADDITIONAL PROVISIONS SHALL BE GIVEN FULL FORCE AND EFFECT, SUBJECT TO THE PROVISIONS OF THIS SECTION 16.10.

16.11 Parties in Interest. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Seller and Buyer and their respective legal representatives, successors, and assigns. No other person shall have any right, benefit, priority, or interest hereunder or as a result hereof or have standing to require satisfaction of the provisions hereof in accordance with their terms.

16.12 Amendment. This Agreement may be amended only by an instrument in writing executed by the parties hereto against whom enforcement is sought.

16.13 Waiver; Rights Cumulative. Any of the terms, covenants, representations, warranties, or conditions hereof may be waived only by a written instrument executed by or on behalf of the party hereto waiving compliance. No course of dealing on the part of Seller or Buyer, or their respective officers, employees, agents, or representatives, nor any failure by Seller or Buyer to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such party at a later time to enforce the performance of such provision. No waiver by any party of any condition, or any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation, or warranty. The rights of Seller and Buyer under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

16.14 Governing Law; Jurisdiction, Venue; Jury Waiver. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE EXCLUSIVELY LITIGATED IN COURTS HAVING SITES IN HOUSTON, HARRIS COUNTY, TEXAS. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT

52

PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16.15 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

16.16 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto.

16.17 Like-Kind Exchange. Either party may elect to structure the assignment and conveyance of the Assets as part of a like-kind exchange under Section 1031 of the U.S. Internal Revenue Code. The parties agree to cooperate with one another with respect to the like-kind exchange and to execute all documents, conveyances and other instruments necessary to effectuate an exchange. The party requesting a like-kind exchange shall bear all costs and expenses and liability associated therewith.

16.18 TRANSTION AGREEMENT; DEEP DEPTHS AND DEEP DEPTHS OPERATING AGREEMENT; PLATFORMS.

(a) In order to facilitate the post-Closing transition of operations of certain of the Seller-operated Assets, Seller and Buyer shall enter into a Transition Agreement , pursuant to which Buyer will become contract operator of certain of the Seller-operated Assets as is therein specified. The form of a Transition Agreement shall be mutually agreed upon on or before ten (10) days prior to Closing, and will provide, among other provisions, a full and complete indemnification of Seller by Buyer, and shall also include a provision that if Buyer does not qualify as a Designated Operator of an Asset with the MMS within ninety (90) days after Closing, Buyer will execute a Designation of Operator of a co-working interest owner of the Asset to become the Designated Operator, unless requested otherwise by Seller. Additionally Seller and Buyer shall enter into an accounting and marketing services agreement with respect to the Assets, the form of which shall be mutually agreed to on or before 10 days prior to Closing.

(b) As to those Assets in which Seller is retaining Deep Depths pursuant to this Agreement, Seller and Buyer agree that it is to their mutual benefit that Buyer deliver to Seller copies of the monthly MMS OGAR reports relating to production of Hydrocarbons above those Deep Depths in those Assets, and Buyer agrees that it will do so.

53

(c) As to those Deep Depths in which Seller and Buyer will both own interests pursuant to this Agreement, for those Leases where there is no existing Operating Agreement applicable to the Deep Depths, Seller and Buyer shall (post-Closing, whenever requested, from time to time, by either Seller or Buyer) enter into an Operating Agreement, applicable separately on a Block by Block basis, substantially in the form attached hereto (or in such other form as they may mutually agree) as Exhibit G.

(d) To the extent that either Buyer or Seller is the owner of an interest in a platform that could be used to drill wells to the Deep Depths, or to process production from the Deep Depths, the owner shall agree to a Production Handling Agreement with the other party, based upon provisions substantially similar to those in the Operating Agreement form attached hereto as Exhibit G, or in such other form as the parties may mutually agree. If the owner of the platform does not own one hundred percent of a platform, but only an undivided interest therein, it shall use commercially reasonable efforts to have its co-owners agree to that Production Handling Agreement.

16.19 Revisions to Exhibits and Schedules. Between the date of execution of this Agreement and Closing the Parties agree to make such mutually agreeable revisions and/or corrections to the Exhibits and Schedules hereto as the Parties may deem appropriate.

[THE NEXT SUCCEEDING PAGE IS THE EXECUTION PAGE]

54

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement on the date first above written.

SELLER:

DEVON ENERGY PRODUCTION COMPANY, L.P.

By: /s/William A. Van Wie

Name: William A. Van Wie

Title: General Manager and Vice President

DEVON LOUISIANA CORPORATION

By: /s/William A. Van Wie

Name: William A. Van Wie

Title: General Manager and Vice President

DEVON ENERGY PETROLEUM PIPELINE COMPANY

By: /s/William A. Van Wie

Name: William A. Van Wie

Title: General Manager and Vice President

BUYER:

MARITECH RESOURCES, INC.

By: /s/G. M. McCarroll

Name: G. M. McCarroll

Title: President & Chief Operating Office

GUARANTOR:

TETRA TECHNOLOGIES, INC.

By: /s/Stuart M. Brightman

Name: Stuart M. Brightman

Title: Executive Vice President & COO

[EXHIBIT "A": Replaced by 1st Amendment to Purchase and Sale Agreement]

EXHIBIT A - WELLS

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON LOUISIANA CORPORATION AND DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
BRAZOS BLOCK 0397	547490002	BA 396 A002 OCS G10213 (RC)	GOM OFFSHORE, GULF OF MEXICO	427044029200	DEVON LOUISIANA CORPORATION	0.65000000	0.46041700	0.00000000	0.00000000	0.65000000	0.46041700	0.00000000	0.00000000
BRAZOS BLOCK 0397	547487002	BA 396 0001 OCS G10213	OFFSHORE FED , TEXAS	427044025000	DEVON LOUISIANA CORPORATION	0.65000000	0.46041700	0.00000000	0.00000000	0.65000000	0.46041700	0.00000000	0.00000000
BRAZOS BLOCK 0431	547213001	BA 416 0001 OCS G09015	BRAZOS-LG BLK AREA, TEXAS	427044023700	DEVON LOUISIANA CORPORATION	0.33083300	0.00000000	0.00000000	0.00000000	0.33083300	0.00000000	0.00000000	0.00000000
EAST CAMERON BLOCK 0353	300197002	EC 353 A2 OCS G-2265	EAST CAMERON SO, GULF OF MEXICO	177044043900	APACHE CORPORATION	0.11136400	0.09280300	0.00000000	0.00000000	0.11136400	0.09280300	0.00000000	0.00000000
EAST CAMERON BLOCK 0353	300197004	EC 353 A4 OCS G-2265	EAST CAMERON SO, GULF OF MEXICO	177044044300	APACHE CORPORATION	0.11136400	0.09280300	0.00000000	0.00000000	0.11136400	0.09280300	0.00000000	0.00000000
EAST CAMERON BLOCK 0353	301114001	EC 354 A3 OCS G-2265	EAST CAMERON SO, GULF OF MEXICO	177044044000	APACHE CORPORATION	0.11136400	0.09280300	0.00000000	0.00000000	0.11136400	0.09280300	0.00000000	0.00000000
EUGENE ISLAND 128	530135001	EI 116 0009C OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094073800	DEVON LOUISIANA CORPORATION	1.00000000	0.81333300	0.00000000	0.00000000	1.00000000	0.81333300	0.00000000	0.00000000
EUGENE ISLAND 128	530139001	EI 116 0010ST OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094074603	DEVON LOUISIANA CORPORATION	1.00000000	0.80083300	0.00000000	0.00000000	1.00000000	0.80083300	0.00000000	0.00000000
EUGENE ISLAND 128	530135004	EI 116 0012B OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094080001	DEVON LOUISIANA CORPORATION	1.00000000	0.81333300	0.00000000	0.00000000	1.00000000	0.81333300	0.00000000	0.00000000
EUGENE ISLAND 128	530135005	EI 116 0013B OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094088301	DEVON LOUISIANA CORPORATION	1.00000000	0.81333300	0.00000000	0.00000000	1.00000000	0.81333300	0.00000000	0.00000000
EUGENE ISLAND 128	530133009	EI 128 C004H OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058800	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133021	EI 128 C005 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058200	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133011	EI 128 C006 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058400	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133012	EI 128 C007 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090073601	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133013	EI 128 C009C OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177094017600	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530138002	EI 128 C010D OCS 00053 HAWKEYE	EUGENE ISLAND AREA, LOUISIANA	177094130900	DEVON LOUISIANA CORPORATION	1.00000000	0.85500000	0.00000000	0.00000000	1.00000000	0.85500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133014	EI 128 F003 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058900	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133015	EI 128 F003D OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058900	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133016	EI 128 F004 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177094072500	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133001	EI 128 OCS 00053 0005G	EUGENE ISLAND AREA, LOUISIANA	177094062900	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530134011	EI 129 0010 OCS 00054	EUGENE ISLAND AREA, LOUISIANA	177094079602	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530140001	EI 129 0011 OCS 00054 CORNHUSK	EUGENE ISLAND AREA, LOUISIANA	177094131801	DEVON LOUISIANA CORPORATION	1.00000000	0.85500000	0.00000000	0.00000000	1.00000000	0.85500000	0.00000000	0.00000000
EUGENE ISLAND 128	530134006	EI 129 F002 OCS 00054	EUGENE ISLAND AREA, LOUISIANA	177090058500	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133017	EI 128 C003ST OCS 00053	OFFSHORE FED , LOUISIANA	177090011400	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133018	EI 128 F001 OCS 00053	OFFSHORE FED , LOUISIANA	177090058100	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 147	10813010	EI 163 NO.1 (OCSG 17977)	EUGENE ISLAND, GULF OF MEXICO	177094134400	NEWFIELD EXPLORATION COMPANY	0.12500000	0.10416700	0.00000000	0.00000000	0.12500000	0.10416700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0007	532445001	EI 007 0001 ST LA 16194 MALIBU	EUGENE ISLAND AREA, LOUISIANA	177092033200	DEVON LOUISIANA CORPORATION	1.00000000	0.76500000	0.00000000	0.00000000	1.00000000	0.76500000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0007	532445002	EI 007 0002 ST LA 16194	EUGENE ISLAND AREA, LOUISIANA	177092033800	DEVON LOUISIANA CORPORATION	1.00000000	0.76500000	0.00000000	0.00000000	1.00000000	0.76500000	0.00000000	0.00000000

1 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
EUGENE ISLAND BLOCK 0032	530379003	EI 033 0003 OCS G03560	EUGENE ISLAND AREA, LOUISIANA	177094075800	UNOCAL OIL & GAS DIVISION	0.09017000	0.00000000	0.00000000	0.00000000	0.09017000	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530383001	EI 033 0001 OCS G03560	OFFSHORE FED , LOUISIANA	177094048600	UNION OIL CO OF CALIFORNIA	0.15633100	0.00000000	0.00000000	0.00000000	0.15633100	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530378001	EI 033 0002 OCS G03560	OFFSHORE FED , LOUISIANA	177094073000	UNION OIL CO OF CALIFORNIA	0.09017000	0.00000000	0.00000000	0.00000000	0.09017000	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530381001	EI 033 0004 OCS G03560	OFFSHORE FED , LOUISIANA	177094097700	UNION OIL CO OF CALIFORNIA	0.13525500	0.00000000	0.00000000	0.00000000	0.13525500	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530380001	EI 033 0005 OCS G03560	OFFSHORE FED , LOUISIANA	177094097800	UNOCAL OIL & GAS DIVISION	0.15633100	0.00000000	0.00000000	0.00000000	0.15633100	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530382001	EI 033 A001 OCS G03560	OFFSHORE FED , LOUISIANA	177094112800	UNOCAL OIL & GAS DIVISION	0.15633100	0.00000000	0.00000000	0.00000000	0.15633100	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130001	EI 305 B-1 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104024500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130010	EI 305 B-10 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104075300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130111	EI 305 B-11 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104139700	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130120	EI 305 B-12 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104154500	DEVON ENERGY PRODUCTION CO., LP	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130002	EI 305 B-2 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104055500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130003	EI 305 B-3 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104060500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130004	EI 305 B-4 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104060400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130051	EI 305 B-5ST OCSG2108	EUGENE ISLAND S, GULF OF MEXICO	177104060601	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130006	EI 305 B-6 ST1 OCSG21080	EUGENE ISLAND S, GULF OF MEXICO	177104068102	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130007	EI 305 B-7 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104069600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130008	EI 305 B-8 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104070600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130009	EI 305 B-9 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104075200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530412001	EI 297 0003ST OCS G04225	EUGENE ISLAND-SOUTH AREA, LOUISIANA	177104151400	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530406001	EI 297 A001 OCS G04225	OFFSHORE FED , LOUISIANA	177104115100	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530408001	EI 297 A002 OCS G04225	OFFSHORE FED , LOUISIANA	177104115800	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530407001	EI 297 A003 OCS G04225	OFFSHORE FED , LOUISIANA	177104116100	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530409001	EI 297 A004 OCS G04225	OFFSHORE FED , LOUISIANA	177104137100	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071008	EI 325 A1-A OCS-G5517	EUGENE ISLAND S, GULF OF MEXICO	177104123600	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071002	EI 325 A2/A2D OCSG-5517	EUGENE ISLAND S, GULF OF MEXICO	177104123900	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071012	EI 325 A-3ST1 OCSG-5517	EUGENE ISLAND S, GULF OF MEXICO	177104125000	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071013	EI 325 A-4ST1 BD SAND OSCG5517	EUGENE ISLAND S, GULF OF MEXICO	177104125501	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071005	EI 325 A5 OCS G-5517	EUGENE ISLAND S, GULF OF MEXICO	177104129600	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071009	EI 325 A6 {AE&AD SAND-RECOMPL}	EUGENE ISLAND S, GULF OF MEXICO	177104132100	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000

2 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
EUGENE ISLAND BLOCK 0325	301071007	EI 325 A7 OCS G-5517	EUGENE ISLAND S, GULF OF MEXICO	177104131400	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209002	EI 342 C1	EUGENE ISLAND S, GULF OF MEXICO	177104113000	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209006	EI 342 C10	EUGENE ISLAND S, GULF OF MEXICO	177104121500	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209007	EI 342 C11	EUGENE ISLAND S, GULF OF MEXICO	177104122000	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209013	EI 342 C12	EUGENE ISLAND S, GULF OF MEXICO	177104122200	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209015	EI 342 C12D	EUGENE ISLAND S, GULF OF MEXICO	177104122200	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209014	EI 342 C13	EUGENE ISLAND S, GULF OF MEXICO	177104122700	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209017	EI 342 C14	EUGENE ISLAND S, GULF OF MEXICO	177104135800	FOREST OIL CORPORATION	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209016	EI 342 C2	EUGENE ISLAND S, GULF OF MEXICO	177104110600	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209008	EI 342 C3	EUGENE ISLAND S, GULF OF MEXICO	177104114000	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209009	EI 342 C4	EUGENE ISLAND S, GULF OF MEXICO	177104120101	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209020	EI 342 C4D	EUGENE ISLAND S, GULF OF MEXICO	177104120100	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209003	EI 342 C5	EUGENE ISLAND S, GULF OF MEXICO	177104120200	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209010	EI 342 C6	EUGENE ISLAND S, GULF OF MEXICO	177104120300	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209005	EI 342 C7	EUGENE ISLAND S, GULF OF MEXICO	177104120800	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209011	EI 342 C8	EUGENE ISLAND S, GULF OF MEXICO	177104121000	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209012	EI 342 C9	EUGENE ISLAND S, GULF OF MEXICO	177104121300	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300198001	EI 348 A-2 (OCSG2321)	EUGENE ISLAND S, GULF OF MEXICO	177104073300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117010	EI 365 A-1	EUGENE ISLAND S, GULF OF MEXICO	177104073200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117031	EI 365 A-3AST (OCSG 13628)	EUGENE ISLAND S, GULF OF MEXICO	177104073400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117041	EI 365 A-4ST (OCSG13628)	EUGENE ISLAND S, GULF OF MEXICO	177104076501	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117060	EI 365 A-5ST	EUGENE ISLAND S, GULF OF MEXICO	177104074701	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117006	EI 365 A006 (OCS-G 13628)	EUGENE ISLAND, GULF OF MEXICO	177104158900	EL PASO PRODUCTION COMPANY	0.10000000	0.08333300	0.00000000	0.00000000	0.10000000	0.08333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	301151001	EI 365 A-3ST OCS G-13628	EUGENE ISLAND, GULF OF MEXICO	177104073401	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
GALVESTON BLOCK 0273	547214004	GA 273 0001 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064027100	DEVON LOUISIANA CORPORATION	0.65000000	0.53566700	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547214002	GA 273 0003 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064029500	DEVON LOUISIANA CORPORATION	0.65000000	0.53566700	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547215001	GA 273 0005 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064033100	DEVON LOUISIANA CORPORATION	1.00000000	0.82733300	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547217002	GA 273 A001 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064027100	DEVON LOUISIANA CORPORATION	0.65000000	0.53566700	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547216001	GA 273 B001 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064034400	DEVON LOUISIANA CORPORATION	1.00000000	0.79816700	0.00000000	0.00000000	1.00000000	0.79816700	0.00000000	0.00000000

3 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
GALVESTON BLOCK 0273	547216002	GA 273 B001D OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064034400	DEVON LOUISIANA CORPORATION	1.00000000	0.79816700	0.00000000	0.00000000	1.00000000	0.79816700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547230001	GA 283 B002 ST1 OCS G09039	GALVESTON-LG BLK AREA, TEXAS	427064035201	DEVON LOUISIANA CORPORATION	0.66666700	0.00000000	0.00000000	0.00000000	0.66666700	0.00000000	0.00000000	0.00000000
GALVESTON BLOCK 0333	547239010	GA 333 A001 OCS G06104	GALVESTON-LG BLK AREA, TEXAS	427064021500	ANADARKO PETROLEUM CORPORATION	0.15000000	0.12000000	0.00000000	0.00000000	0.15000000	0.12000000	0.00000000	0.00000000
GALVESTON BLOCK 0333	547239007	GA 333 A002 OCS G06104	GALVESTON-LG BLK AREA, TEXAS	427064024200	ANADARKO PETROLEUM CORPORATION	0.15000000	0.12000000	0.00000000	0.00000000	0.15000000	0.12000000	0.00000000	0.00000000
GALVESTON BLOCK 0333	547239011	GA 333 A003 OCS G06104	GALVESTON-LG BLK AREA, TEXAS	427064042000	ANADARKO PETROLEUM CORPORATION	0.15000000	0.12000000	0.00000000	0.00000000	0.15000000	0.12000000	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580011	GA 343 A001 OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064020400	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580023	GA 343 A002U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064021300	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580031	GA 343 A003L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064022400	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580032	GA 343 A003U OCS G 06105	GALVESTON-LG BLK AREA, TEXAS	427064022400	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580043	GA 343 A004 OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064022500	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580041	GA 343 A004L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064022500	DEVON LOUISIANA CORPORATION	0.28409100	0.23049300	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580051	GA 343 A005 OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064027000	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580061	GA 343 A006L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064023100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580062	GA 343 A006U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064023100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580092	GA 343 A009L OCS G 06105	GALVESTON-LG BLK AREA, TEXAS	427064024600	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580093	GA 343 A009U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064024600	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580101	GA 343 A010L OCS G 06105	GALVESTON-LG BLK AREA, TEXAS	427064033700	DEVON LOUISIANA CORPORATION	0.32500000	0.26383300	0.00000000	0.00000000	0.32500000	0.26383300	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580102	GA 343 A010U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064033700	DEVON LOUISIANA CORPORATION	0.32500000	0.26383300	0.00000000	0.00000000	0.32500000	0.26383300	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580113	GA 343 A011L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064021100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580112	GA 343 A011U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064021100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760010	GA 363 0001 OCS G06113	GALVESTON-LG BLK AREA, TEXAS	427064021100	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760021	GA 363 A002L OCS G06113	GALVESTON-LG BLK AREA, TEXAS	427064021400	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760022	GA 363 A002U OCS G 06113	GALVESTON-LG BLK AREA, TEXAS	427064021400	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760031	GA 363 A003 OCS G06113	GALVESTON-LG BLK AREA, TEXAS	427064022200	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	533175001	GA 343 0008 OCS G06105	OFFSHORE FED , TEXAS	427064023900	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0379	533228001	GA 363 0004 OCS G06113	OFFSHORE FED , TEXAS	427064025200	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GRAND ISLE BLOCK 0068	532448003	GI 068 A001 OCS G15353	GRAND ISLE AREA, LOUISIANA	177174040500	DEVON LOUISIANA CORPORATION	1.00000000	0.00000000	0.00000000	0.00000000	0.60000000	0.00000000	0.00000000	0.00000000
GRAND ISLE BLOCK 0068	532448004	GI 068 A001D OCS G15353	GRAND ISLE AREA, LOUISIANA	177174040500	DEVON LOUISIANA CORPORATION	1.00000000	0.00000000	0.00000000	0.00000000	0.60000000	0.00000000	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450001	HI A339 A002 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114013600	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000

4 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND 340 (A) E.A.S.E.	547450002	HI A339 A004 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114015400	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547451001	HI A339 A005 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114015700	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450004	HI A339 A008 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114017800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450005	HI A339 A008D OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114017800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450007	HI A339 A012 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114021100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450008	HI A339 A013 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114022300	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450009	HI A339 A014 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114023500	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450011	HI A339 A015A OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114024100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450010	HI A339 A015D OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114024100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450012	HI A339 A022 OCS G02739 (A16ST	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114025800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547452002	HI A339 A025ST1 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114082600	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455001	HI A340 A001 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114012800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455002	HI A340 A003A OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114014200	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455003	HI A340 A006 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114016400	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455004	HI A340 A009 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114018800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455007	HI A340 A018 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114026300	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455008	HI A340 A019 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114026900	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455009	HI A340 A020 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114027800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455010	HI A340 A020D OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114027800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455011	HI A340 A021ST OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114028200	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455012	HI A340 A023 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114030500	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455013	HI A340 A024 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114030700	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547453001	HI A339 A024ST1 OCS G02739	OFFSHORE FED , LOUISIANA	427114030702	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547454001	HI A339 A011ST1 OCS G02739	OFFSHORE FED , TEXAS	427114021001	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547456001	HI A340 A012ST1 OCS G02426	OFFSHORE FED , TEXAS	427114021101	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455006	HI A340 A017 OCS G02426	OFFSHORE FED , TEXAS	427114026100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547431002	HI A489 B021 ST2 OCS G02372	HIGH IS - SOUTH, GULF OF MEXICO	427090262020	NEWFIELD EXPLORATION COMPANY	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547434002	HI A489 B025 OCS G02372 (RC)	HIGH IS - SOUTH, GULF OF MEXICO	427094041400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547415001	HI A474 A013ST2 OCS G02366	HIGH ISLAND SOUTH AREA, TEXAS	427094036100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00303700	0.00253100	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000

5 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND 474 (A) S ADD.	547414001	HI A474 A018 OCS G02366	HIGH ISLAND SOUTH AREA, TEXAS	427094033100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00266800	0.00222300	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547419003	HI A489 B005ST OCS G02372	HIGH ISLAND SOUTH AREA, TEXAS	427094024600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00268900	0.00224100	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412022	HI A474 A017 OCS G02366	OFFSHORE FED , LOUISIANA	427094032500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412024	HI A474 A001 OCS G02366	OFFSHORE FED , TEXAS	427094017100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412002	HI A474 A002 OCS G02366	OFFSHORE FED , TEXAS	427094017200	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412003	HI A474 A003 OCS G02366	OFFSHORE FED , TEXAS	427094019900	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412004	HI A474 A003D OCS G02366	OFFSHORE FED , TEXAS	427094019900	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412005	HI A474 A004 OCS G02366	OFFSHORE FED , TEXAS	427094022800	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412006	HI A474 A005 OCS G02366	OFFSHORE FED , TEXAS	427094023500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412007	HI A474 A006 OCS G02366	OFFSHORE FED , TEXAS	427094024300	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547413001	HI A474 A007ST OCS G02366	OFFSHORE FED , TEXAS	427094027702	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00301000	0.00250800	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412009	HI A474 A009 OCS G02366	OFFSHORE FED , TEXAS	427094028500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412010	HI A474 A010 OCS G02366	OFFSHORE FED , TEXAS	427094029400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412011	HI A474 A011 OCS G02366	OFFSHORE FED , TEXAS	427094030000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412012	HI A474 A012ST OCS G02366	OFFSHORE FED , TEXAS	427094030801	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412014	HI A474 A014 OCS G02366	OFFSHORE FED , TEXAS	427094035000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412015	HI A474 A015 OCS G02366	OFFSHORE FED , TEXAS	427094037000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412016	HI A474 A016 OCS G02366	OFFSHORE FED , TEXAS	427094035500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412018	HI A474 A018 OCS G02366	OFFSHORE FED , TEXAS	427094001300	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412019	HI A474 A020 OCS G02366	OFFSHORE FED , TEXAS	427094038500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412020	HI A474 A021 OCS G02366	OFFSHORE FED , TEXAS	427094040700	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412023	HI A474 B023 OCS G02366	OFFSHORE FED , TEXAS	427094037200	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547416001	HI A489 A015 OCS G02372	OFFSHORE FED , TEXAS	427094037000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547417001	HI A489 B002 OCS G02372	OFFSHORE FED , TEXAS	427094021000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547423001	HI A489 B012 OCS G02372	OFFSHORE FED , TEXAS	427094031400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547424001	HI A489 B013A OCS G02372	OFFSHORE FED , TEXAS	427094028600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547426001	HI A489 B015B OCS G02372	OFFSHORE FED , TEXAS	427094030400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00299000	0.00249200	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547429002	HI A489 B018ST1 OCS G02372	OFFSHORE FED , TEXAS	427094032801	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00256600	0.00213800	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547431001	HI A489 B021 OCS G02372	OFFSHORE FED , TEXAS	427090262000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000

6 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND 474 (A) S ADD.	547432001	HI A489 B022 OCS G02372	OFFSHORE FED , TEXAS	427094036000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547438001	HI A489 B029 OCS G02372	OFFSHORE FED , TEXAS	427094111100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547439001	HI A499 C001 OCS G03118	OFFSHORE FED , TEXAS	427094062600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00247800	0.00206500	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547442002	HI A499 C004 OCS G03118	OFFSHORE FED , TEXAS	427094070600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00247800	0.00206500	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547444001	HI A499 C006 OCS G03118	OFFSHORE FED , TEXAS	427094068200	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00247800	0.00206500	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547446001	HI A499 C007 OCS G03118	OFFSHORE FED , TEXAS	427094111300	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00287800	0.00239900	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545431001	HI 030L 0004A STATE TRACT #30L	, TEXAS		GOLD KING PRODUCTION CO	0.43750000	0.36458200	0.00000000	0.00000000	0.43750000	0.36458200	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545426001	HI 030L 0006 STATE TRACT #30L	, TEXAS		GOLD KING PRODUCTION CO	0.12933100	0.10777600	0.00000000	0.00000000	0.12933100	0.10777600	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545425001	HI 030L 0002 STATE TRACT #30L	HIGH ISLAND-LG BLK AREA, TEXAS		GOLD KING PRODUCTION CO	0.00131800	0.00109900	0.00000000	0.00000000	0.00131800	0.00109900	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545428001	HI 030L 0001 ST TX M63547	JEFFERSON, TEXAS		GOLD KING PRODUCTION CO	0.11069300	0.09224500	0.00000000	0.00000000	0.11069300	0.09224500	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545434001	HI 030L 0004U STATE TRACT #30L	JEFFERSON, TEXAS		GOLD KING PRODUCTION CO	0.22656200	0.18880300	0.00000000	0.00000000	0.22656200	0.18880300	0.00000000	0.00000000
HIGH ISLAND BLOCK 0045	301047001	HI 45 #1	HIGH IS - E, SO, GULF OF MEXICO	427104011600	DOMINION EXPLORATION & PRODUCI	0.10000000	0.08333300	0.00000000	0.00000000	0.10000000	0.08333300	0.00000000	0.00000000
HIGH ISLAND BLOCK 0098-L	530557006	HI 098L 0001L ST1 ST TX M96905	HIGH ISLAND-LG BLK AREA, TEXAS	427083034101	DEVON LOUISIANA CORPORATION	0.55277800	0.43558900	0.00000000	0.00000000	0.55277800	0.43558900	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0271	547382001	HI A264 B008 OCS G15805 INTERC	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114082700	EL PASO PRODUCTION O&G COMPANY	0.50000000	0.41666700	0.00000000	0.00000000	0.50000000	0.41666700	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0271	547381001	HI A264 0001 OCS G 15805	OFFSHORE FED , TEXAS	427114068800	EL PASO PRODUCTION O&G COMPANY	0.50000000	0.41666700	0.00000000	0.00000000	0.50000000	0.41666700	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559013	HI A442 A001 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094096101	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559011	HI A442 A002 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094097500	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559010	HI A442 A002D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094097500	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559003	HI A442 A003 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094098101	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559004	HI A442 A004 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094099000	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559005	HI A442 A004D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094099000	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559012	HI A442 A005 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108100	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559007	HI A442 A005D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108100	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541560004	HI A442 B001 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108900	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541560005	HI A442 B001D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108900	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530567001	HI A560 A001 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094096900	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530568001	HI A560 A002 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094097300	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530572001	HI A560 A002D OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094097300	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530569001	HI A560 A003 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094100000	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000

7 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND BLOCK A-0561	530571001	HI A560 A005 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094103400	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530427001	MP 175 A001 OCS G08753 (AKA#2)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244058500	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530428001	MP 175 A002 OCS G08753 (AKA#3)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244058900	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530431001	MP 175 A002D OCS G08753	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244058900	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530429001	MP 175 A003 OCS G08753 (AKA 4)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244060700	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530430001	MP 175 A004 OCS G08753 (AKA#5)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244069600	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033003	MI 634 #0F3 OCS G-7202	MATAGORDA, TEXAS	427034050800	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033004	MI 634 #1 OCS G-7202	MATAGORDA, TEXAS	427034034200	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033006	MI 634 #F-2A	MATAGORDA, TEXAS	427034038700	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033007	MI 634 A3 (OCS-G 07202) RC	MATAGORDA, TEXAS	427034047200	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033002	MI 634 C-2 OCS G-7202	MATAGORDA, TEXAS	427034051601	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MUSTANG ISLAND BLOCK 772	301198001	MUSTANG ISL 748 #1 (SL 81980)	NUECES, TEXAS	423553022300	MARITECH RESOURCES INC	0.19135400	0.14352000	0.00000000	0.00000000	0.19135400	0.14352000	0.00000000	0.00000000
MUSTANG ISLAND BLOCK 772	301198002	MUSTANG ISL 748 #2 (SL 81980)	NUECES, TEXAS	427023025700	MARITECH RESOURCES INC	0.19135400	0.14352000	0.00000000	0.00000000	0.19135400	0.14352000	0.00000000	0.00000000
MUSTANG ISLAND BLOCK 772	110373001	STATE LEASE 74581 #1 (MU 772)	NUECES, TEXAS	423553016600	MARITECH RESOURCES INC	0.12756900	0.09567700	0.00000000	0.00000000	0.12756900	0.09567700	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251001	SS 047 0001 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112031400	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251002	SS 047 0002 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112031900	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251007	SS 047 0003 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112032501	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251008	SS 047 0004 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112032900	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0065	530250001	SS 064 ST LA 14795 0001	SHIP SHOAL AREA, LOUISIANA	177112031100	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301054002	SS 276 #A-7	SHIP SHOAL S, GULF OF MEXICO	177124043000	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301054003	SS 276 1 OCS G-10785	SHIP SHOAL S, GULF OF MEXICO	177124057600	FOREST OIL CORPORATION	0.33333000	0.27611100	0.00000000	0.00000000	0.33333000	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301054001	SS 276 A6 (OCS-G 10785)	SHIP SHOAL S, GULF OF MEXICO	177124042500	FOREST OIL CORP.	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055001	SS 277 A1 (OCS-G 9627)	SHIP SHOAL S, GULF OF MEXICO	177124036900	FOREST OIL CORP.	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055002	SS 277 A-2	SHIP SHOAL S, GULF OF MEXICO	177124036800	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055003	SS 277 A-3	SHIP SHOAL S, GULF OF MEXICO	177124037200	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055004	SS 277 A-4	SHIP SHOAL S, GULF OF MEXICO	177124037100	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055006	SS 277 A-8ST (OCSG 9627)	SHIP SHOAL S, GULF OF MEXICO	177124057300	FOREST OIL CORP.	0.00000000	0.00000000	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000

8 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
SHIP SHOAL BLOCK 0299	301095020	SS 299 A-11	SHIP SHOAL S, GULF OF MEXICO	177124063600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095001	SS 299 A2 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124037300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095002	SS 299 A3 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124037800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095008	SS 299 A-4	SHIP SHOAL S, GULF OF MEXICO	177124038000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095003	SS 299 A4D OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124038000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095004	SS 299 A5 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124037900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095009	SS 299 A-6 P&A	SHIP SHOAL S, GULF OF MEXICO	177124042900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095005	SS 299 A7 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124043200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095006	SS 299 A8 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124043500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095010	SS 299 A-9	SHIP SHOAL S, GULF OF MEXICO	177124043600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091001	SS 300 B-1 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124044100	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091002	SS 300 B-2 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124044800	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091003	SS 300 B-3 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124045600	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091004	SS 300 B-4 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124045700	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091005	SS 300 B-5 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124041600	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095007	SS 299 A10 0CSG-7759	WEST CAMERON SO, GULF OF MEXICO	177124054301	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300072010	SM 125 A-10ST (OCSG2587)	SO MARSH ISLN S, GULF OF MEXICO	177084019301	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073001	SM 125 D-1B (OCSG2882)	SO MARSH ISLN S, GULF OF MEXICO	177084064200	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073002	SM 125 D-2 (OCSG2882)	SO MARSH ISLN S, GULF OF MEXICO	177084064800	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073007	SM 125 D-3	SO MARSH ISLN S, GULF OF MEXICO	177084074700	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073004	SM 125 D-4A ST (OCSG2882)	SO MARSH ISLN S, GULF OF MEXICO	177084074800	DEVON ENERGY PRODUCTION CO., LP	0.84013300	0.70011000	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175077	SM 48 B-6E (OCS-G 0786)	S MARSH ISLAND , GULF OF MEXICO	177070035800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076009	SM 36 A003 (OCS-G 7699)"STRAY"	SO MARSH ISLAND, GULF OF MEXICO	177074062400	WALTER OIL & GAS CORP	0.07222000	0.05796100	0.00000000	0.00000000	0.07222000	0.05796100	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076008	SM 36 A004(OCS-G 7699) LN SAND	SO MARSH ISLAND, GULF OF MEXICO	177074062700	WALTER OIL & GAS CORP	0.07222000	0.05796100	0.00000000	0.00000000	0.07222000	0.05796100	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300178010	SM 48 5	SO MARSH ISLAND, GULF OF MEXICO	177074052600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300178006	SM 48 6 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074054100	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300178008	SM 48 8 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074076500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175054	SM 48 B-5C (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070030300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175075	SM 48 B-6C (OCSG0756)	SO MARSH ISLAND, GULF OF MEXICO	177070035800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000

9 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
SOUTH MARSH ISLAND BLOCK 0048	300175007	SM 48 B-7A NC REVENUE 10071123	SO MARSH ISLAND, GULF OF MEXICO	314529551530	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175072	SM 48 B-7B (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070037800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175008	SM 48 B-8 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072001800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176011	SM 48 C-1 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070037600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176012	SM 48 C-1D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070037600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176021	SM 48 C-2 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070040900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176022	SM 48 C-2D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070040900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176031	SM 48 C-3 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070041000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176032	SM 48 C-3D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070041000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176041	SM 48 C-4 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074002300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176042	SM 48 C-4D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074002300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176051	SM 48 C-5 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074003400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176052	SM 48 C-5D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074003400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176060	SM 48 C-6 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074018700	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176071	SM 48 C-7 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074018800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176072	SM 48 C-7D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074018800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176008	SM 48 C-8 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074023900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177011	SM 48 E-1 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072001400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177012	SM 48 E-1D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072001400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177053	SM 48 E-2	SO MARSH ISLAND, GULF OF MEXICO	177072002800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177003	SM 48 E-3 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072003300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177004	SM 48 E-4B (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072004000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177051	SM 48 E-5A (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072004800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177052	SM 48 E-5D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072004800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177006	SM 48 E-6ST2 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074066702	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179001	SM 48 F-1 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074073900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179002	SM 48 F-2 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074076800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179034	SM 48 F3-B (OCSG 0786)	SO MARSH ISLAND, GULF OF MEXICO	177074077200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179010	SM 48 F-5F (OCS-G 0786)	SO MARSH ISLAND, GULF OF MEXICO	177074077500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000

10 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
SOUTH MARSH ISLAND BLOCK 0048	301076001	SMI 36 #1 (OCS-G7699)	SO MARSH ISLAND, GULF OF MEXICO	177074057600	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076005	SMI 36 #2	SO MARSH ISLAND, GULF OF MEXICO	177074066900	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076007	SMI 36 B-4ST1 {RECOMP-LE SAND}	SO MARSH ISLAND, GULF OF MEXICO	177074080601	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079003	SMI 37 #B1 (OCSG7700)	SO MARSH ISLAND, GULF OF MEXICO	177074062800	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079004	SMI 37 #B-2B	SO MARSH ISLAND, GULF OF MEXICO	177074063300	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079005	SMI 37 #B3 (OCS-G7700)	SO MARSH ISLAND, GULF OF MEXICO	177074063500	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079002	SMI 37 B-2 ST3	SO MARSH ISLAND, GULF OF MEXICO	177074063303	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048		SMI 37 #A2 (OCS-G7700)	SO MARSH ISLAND, GULF OF MEXICO	177074057900	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0219	532458001	ST 211 B002 OCS G16435 AKA0003	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164025700	SPINNAKER EXPLORATION CO LLC	0.22556200	0.16534300	0.00000000	0.00000000	0.22556200	0.16534300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0219	532457001	ST 219 B001 OCS G19831 AKA0001	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164025600	SPINNAKER EXPLORATION CO LLC	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0228	301231002	ST 231 1	SO TIMBALIAR S, GULF OF MEXICO	177164019900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.78333300	0.00000000	0.00000000	1.00000000	0.78333300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0228	301231003	ST 231 2	SO TIMBALIAR S, GULF OF MEXICO	177164020000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.78333300	0.00000000	0.00000000	1.00000000	0.78333300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0228	301231001	ST 231 4	SO TIMBALIAR S, GULF OF MEXICO	177164022700	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.78333300	0.00000000	0.00000000	1.00000000	0.78333300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0277	530457001	ST 277 A002 OCS G10853 AKA 3	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164019600	DEVON LOUISIANA CORPORATION	0.60625000	0.48012700	0.00000000	0.00000000	0.60625000	0.48012700	0.00000000	0.00000000
VERMILION BLOCK 0071	530453001	SM 233 0003 OCS G11929	OFFSHORE FED , LOUISIANA	177074072200	MARITECH RESOURCES INC	0.25000000	0.19911500	0.00000000	0.00000000	0.25000000	0.19911500	0.00000000	0.00000000
VERMILION BLOCK 0076	301015002	VR 57 1	VERMILION, GULF OF MEXICO	177054038500	VINTAGE PETROLEUM, INC.	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
VERMILION BLOCK 0076	301015005	VR 57 5	VERMILION, GULF OF MEXICO	177054041901	VINTAGE PETROLEUM, INC.	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
VERMILION BLOCK 0076	301015001	VR 57 A6	VERMILION, GULF OF MEXICO	177054099200	VINTAGE PETROLEUM INC	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
VERMILION BLOCK 0112	541578001	VR 112 0015D OCS G10659	VERMILION (OFFSHORE), LOUISIANA	177054091400	APACHE CORPORATION	0.27500000	0.19685400	0.00000000	0.00000000	0.27500000	0.19685400	0.00000000	0.00000000
VERMILION BLOCK 0112	541574001	VR 131 0015L OCS 00775	VERMILION (OFFSHORE), LOUISIANA	177054091400	APACHE CORPORATION	0.27500000	0.19685400	0.00000000	0.00000000	0.27500000	0.19685400	0.00000000	0.00000000
VERMILION BLOCK 0115	547462003	VR 114 A001 OCS G17895	OFFSHORE FED , LOUISIANA	177054109200	KERR MCGEE OIL & GAS CORP	0.50000000	0.41666700	0.00000000	0.00000000	0.50000000	0.41666700	0.00000000	0.00000000
VERMILION BLOCK 0273	301007001	VR 271 A1	VERMILION SOUTH, GULF OF MEXICO	177064051500	EL PASO PRODUCTION COMPANY	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
VERMILION BLOCK 0273		VR 271 #2	VERMILION SOUTH, GULF OF MEXICO	177064053000	EL PASO PRODUCTION COMPANY	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
VIOSCA KNOLL BLOCK 0213	12545010	VK 213 NO.1 (OCS-G 21720)	GOM OFFSHORE, GULF OF MEXICO	608164042000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.75000000	0.00000000	0.00000000	0.70000000	0.58333300	0.00000000	0.00000000
VIOSCA KNOLL BLOCK 738 (MARIA)	301177001	VK 738 #1	VIOSCA KNOLL, GULF OF MEXICO	608164036600	NEWFIELD EXPLORATION COMPANY	0.29000000	0.20541700	0.00000000	0.00000000	0.29000000	0.19816700	0.00000000	0.00000000
VIOSCA KNOLL BLOCK 738 (MARIA)	301177002	VK 738 #2	VIOSCA KNOLL, GULF OF MEXICO	608164038500	NEWFIELD EXPLORATION COMPANY	0.29000000	0.20541700	0.00000000	0.00000000	0.29000000	0.19816700	0.00000000	0.00000000
WEST CAMERON BLOCK 0205	301152003	WC 206 #3 OCS-G-3496	WEST CAMERON, GULF OF MEXICO	177004108000	DEVON ENERGY PRODUCTION CO., LP	0.21000000	0.16712500	0.00000000	0.00000000	0.21000000	0.16712500	0.00000000	0.00000000

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FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
WEST CAMERON BLOCK 0205	301152001	WC 206 1 OCS-G-3496	WEST CAMERON, GULF OF MEXICO	177004095700	DEVON ENERGY PRODUCTION CO., LP	0.21000000	0.16712500	0.00000000	0.00000000	0.21000000	0.16712500	0.00000000	0.00000000
WEST CAMERON BLOCK 0205	301152006	WC 206 NO. 4 (OCS-G 3496) S02	WEST CAMERON, GULF OF MEXICO	177004109500	DEVON ENERGY PRODUCTION CO., LP	0.21000000	0.16712500	0.00000000	0.00000000	0.21000000	0.16712500	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530500001	WC 528 A001 OCS G16202 (AKA #1	WEST CAMERON-SOUTH AREA, LOUISIANA	177024116501	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530503001	WC 528 A001D OCS G16202	WEST CAMERON-SOUTH AREA, LOUISIANA	177024116501	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530501001	WC 528 A002 OCS G16202	WEST CAMERON-SOUTH AREA, LOUISIANA	177024119000	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530502001	WC 528 A003 OCS G16202	WEST CAMERON-SOUTH AREA, LOUISIANA	177024119901	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530516003	WC 541 A001 OCS G14341	WEST CAMERON SO, GULF OF MEXICO	177024108800	DEVON LOUISIANA CORPORATION	0.88750000	0.71074400	0.00000000	0.00000000	0.77500000	0.62065000	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530517001	WC 541 A002 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024109200	DEVON LOUISIANA CORPORATION	0.77500000	0.62064600	0.00000000	0.00000000	0.77500000	0.62064600	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530519001	WC 541 A003 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024112600	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530518001	WC 541 A004 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024112200	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530520001	WC 541 A005 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024121900	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000

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ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

EXHIBIT "A-2"

HIGH ISLAND PIPELINE SYSTEM (portion)

Buyer is purchasing hereunder, as part of the Properties, Seller's interest in certain segments of the High Island Pipeline System (HIPS). The segments being conveyed herewith are more particularly described as follows:

Segment III – Devon’s interest in 108,610 linear feet of ten inch outside diameter (10” O.D.) pipeline beginning at a subsea connection in HI A-546 connecting to the “A” Platform in High Island (HI) A-474, identified in the records of the Minerals Management Service (MMS) as Segment 4886.

Segment III-2 – Devon’s interest in 12,144 linear feet of 6” O.D. pipeline beginning at the “A” Platform in HI A-340 connecting to a subsea connection in HI A-340, identified in the records of the MMS as Segment 4878.

Segment III-3 – Devon’s interest in 92,347 linear feet of 6” O.D. pipeline beginning at a subsea connection in HI A-340 to a subsea connection in HI A-546, identified in the records of the MMS as Segment 4882.

Segment III-18 – Devon’s interest in 15,975 linear feet of 6” O.D. pipeline beginning at the “A” Platform in HI A-442 connecting to a subsea connection in HI A-442, identified in the records of the MMS as Segment 10773.

EXHIBIT A-3

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON LOUISIANA CORPORATION AND DEVON ENERGY PRODUCTION COMPANY, LP, ASSIGNOR, AND MARITECH RESOURCES, INC., ASSIGNEE

Brazos Block 397 "A" Platform

The Brazos Block 397 A Platform (located on Brazos Block 397 at a surface location of 5,522' FSL and 2,624' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Brazos Block 397 "B" Platform

The Brazos Block 397 B Platform (located on Brazos Block 397 at a surface location of 2,364' FNL and 1,508' FEL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Brazos Block 431 "A" Platform

The Brazos Block 431 A Platform (located on Brazos Block 397 at a surface location of 709' FNL and 2,730' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Eugene Island Block 33 No. 3 Platform

The Eugene Island Block 33 No. 3 Platform located on Eugene Island Block 33 at a surface location of 1,481' FNL and 706' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Eugene Island Block 33 No. 5 Platform

The Eugene Island Block 33 No. 5 Platform located on Eugene Island Block 33 at a surface location of 3,800' FNL and 1,250' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Eugene Island Block 33 No. 1 Platform

The Eugene Island Block 33 No. 1 Platform located on Eugene Island Block 33 at a surface location of 4,539' FNL and 2,142' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

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Eugene Island Block 33 No. 2 Platform

The Eugene Island Block 33 No. 2 Platform located on Eugene Island Block 33 at a surface location of 500' FNL and 1,000' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Eugene Island Block 33 "A" Platform

The Eugene Island Block 33 A Platform located on Eugene Island Block 33 at a surface location of 3,486' FSL and 3,063' FEL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Grand Isle Block 68 "A" Platform

The Grand Isle Block 68 A Platform located on Grand Isle Block 68 at a surface location of 84' FSL and 2,200' FEL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

Matagorda Island State Tract 195 Production Facilitiy

The offshore production facility located approximately 800’ West of the East Line and 1200’ North of the South Line of State Tract 195, Matagorda Bay, approximately 8.7 miles SW from Palacios, Texas.

West Cameron 524 A Platform

The West Cameron Block 524 A Platform located on West Cameron Block 524 with a surface location of 279' FSL and 5,202' FWL and the facilities, fixtures, materials, personal property and equipment and pipelines located on and appurtenant thereto.

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ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

EXHIBIT B

ASSIGNMENT AND BILL OF SALE

This Assignment and Bill of Sale (this “Assignment”) is from Devon Energy Production Company, L.P., an Oklahoma limited partnership (“DEPC”), and Devon Louisiana Corporation, a Louisiana corporation (“DLC”), and Devon Energy Petroleum Pipeline Company, a Delaware Corporation (“DEPPC”) (DLC and DEPC and DEPPC are collectively referred to as “Assignor” and individually as an “Assignor”), whose collective address is _________________________, to ____________________, a __________________, (“Assignee”), whose address is ________________________, and is effective as of 7:00 A.M., Central Standard Time, on January 1, 2005 (the “Effective Time”).

ARTICLE 1

ASSIGNMENT OF ASSETS

Section 1.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby bargains, assigns, and transfers unto Assignee, all of Assignor’s right, title and interest in and to the following,(individually, an “Asset,” and collectively, the “Assets”), excepting the Excluded Assets, as hereinafter defined::

(a) the oil and gas leases more particularly described in Exhibit A, subject to any depth restrictions described in Exhibit A (collectively, the “Leases”), together with any and all other rights, titles, and interests of Assignor in and to (i) the leasehold estates created thereby, subject to any depth restrictions described in Exhibit A and to the terms, conditions, covenants, and obligations set forth in the Leases and/or Exhibit A and (ii) the lands covered by the Leases or included in units with which the Leases may have been pooled or unitized, subject to any depth restrictions described in Exhibit A (the “Lands”), including in each case, without limitation, fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests, reversionary interests, and all other interests of any kind or character; .

(b) all oil and gas wells located on the Leases and the Lands or on other leases or lands with which the Leases and/or the Lands may have been pooled or unitized (collectively including, without limiting the foregoing in any respect, the wells set forth on Exhibit A, and the wells located on or associated with the Assets listed on Exhibit B-1 (the “Wells”), and all Hydrocarbons (as hereinafter defined) produced therefrom or allocated thereto (the Leases, the Lands, and the Wells being collectively referred to hereinafter as the “Properties”);

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(c) all rights and interests in, under, or derived from all unitization and pooling agreements in effect with respect to the Properties and the units created thereby which accrue or are attributable to the interests of Assignor in the Properties;

(d) to the extent that they may be assigned, all Applicable Contracts (as hereinafter defined);

(e) to the extent that they may be assigned, all permits, licenses, servitudes, easements, rights-of-way and other surface agreements to the extent used primarily in connection with the ownership or operation of the Properties or the Personal Property (as hereinafter defined), including without limiting the foregoing in any respect, the segments of the High Island Pipeline System that are described on Exhibit A-2 and that segment of the EI 305 pipeline that is described on Exhibit A;

(f) all equipment, machinery, fixtures, and other real, personal, and mixed property, functional and nonfunctional operational and nonoperational, known or unknown, located on the Properties or the other Assets described above as of the Effective Time, including, without limitation, saltwater disposal wells, well equipment, casing, rods, tanks, boilers, buildings, tubing, pumps, motors, fixtures, machinery, compression equipment, flow lines, pipelines (including, without limiting the foregoing in any respect, the segments of the High Island Pipeline System that are described on Exhibit A-2 and that segment of EI 305 pipeline that is described on Exhibit A), gathering systems, processing and separation facilities, platforms, structures, materials, and other items used or formerly used in the operation thereof, including, without limiting the foregoing in any respect, the Assets listed on Exhibit A-3, and all of the types of Assets referenced in this subparagraph (f) that are located on or associated with the Assets listed on Exhibit A-3 (“Personal Property”);

(g) all Imbalances (as hereinafter defined) relating to the Properties or other Assets; and

(h) all of the rights, titles, and interests of Assignor in and to all of the files, records, information, and data, whether written or electronically stored, primarily relating to the Assets, including, without limitation: (i) land and title records (including abstracts of title, title opinions, and title curative documents); (ii) contract files; (iii) correspondence; (iv) operations, environmental, production, and accounting records and (v) facility and well records but excluding any of the foregoing items that are Excluded Assets (“Records”),

EXCEPTING AND RESERVING to Assignor, however, all Excluded Assets.

TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

Section 1.2 Excluded Assets. The term “Excluded Assets” shall mean (a) all of Assignor’s corporate minute books, financial records, and other business records that relate to Assignor’s business generally (including the ownership and operation of the Assets); (b) all trade credits, all accounts, receivables and all other proceeds, income or revenues attributable to the Assets with respect to any period of time prior to the Effective Time; (c) all claims and causes of action of Assignor arising under or with respect to any Contracts (as hereinafter defined) that are

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attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds); (d) all rights and interests of Assignor (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property; (e) all Hydrocarbons produced and sold from the Properties with respect to all periods prior to the Effective Time; (f) all claims of Assignor for refunds of or loss carry forwards with respect to (A) production or any other taxes attributable to any period prior to the Effective Time, (B) income or franchise taxes or (C) any taxes attributable to the Excluded Assets; (g) all personal computers and associated peripherals and all radio and telephone equipment; (h) all of Assignor’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (i) all documents and instruments of Assignor that may be protected by an attorney-client privilege; (j) all data that cannot be disclosed to Assignee as a result of confidentiality arrangements under agreements with Third Parties (as hereinafter defined); (k) all audit rights arising under any of the Applicable Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets, except for any Imbalances; (l) all geophysical, and other seismic and related technical data and information relating to the Properties;; (m) documents prepared or received by Assignor with respect to (A) lists of prospective purchasers for such transactions compiled by Assignor; , (B) bids submitted by other prospective purchasers of the Assets, (C) analyses by Assignor of any bids submitted by any prospective purchaser, (D) correspondence between or among Assignor, its respective representatives, and any prospective purchaser other than Assignee and (E) correspondence between Assignor or any of its respective representatives with respect to any of the bids, the prospective purchasers, or the transactions contemplated in this Agreement; (n) any offices, office leases or personal property located on such sites which are not directly related to any one or more of the Assets; and (o) those depths, including, without limiting the foregoing in any respect, Deep Depths (as hereinafter defined), designated as excluded, excepted or reserved on Exhibit A with respect to the Leases, Lands or Assets; and (p) those overriding royalty interests designated as excluded, excepted or reserved on Exhibit A with respect to the Leases, Lands or Assets..

Section 1.3 Retained Rights and Obligations. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall not operate to release or impair any surviving rights or obligations of Assignor or Assignee under the Purchase and Sale Agreement (as hereinafter defined).

ARTICLE 2

DEFINED TERMS

Section 2.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in that certain Purchase and Sale Agreement dated as of ________________, 2005, by and between Assignor and Assignee. (the “Purchase and Sale Agreement”).

Section 2.2 Certain Defined Terms.

“Access Agreement” shall have the meaning set forth in Article 13.1(b)(iv) of the Purchase and Sale Agreement..

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“Affiliate” shall mean any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, another Person. The term “control” and its derivatives with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Contracts” means all Contracts by which the Properties and other Assets are bound or that primarily relate to the Properties or other Assets and (in each case) that will be binding on the Assets or Assignee after date hereof, including, without limitation; farmin and farmout agreements; bottomhole agreements; crude oil, condensate, and natural gas purchase and sale, gathering, transportation, and marketing agreements; hydrocarbon storage agreements; acreage contribution agreements; operating agreements; balancing agreements; pooling declarations or agreements; unitization agreements; processing agreements; saltwater disposal agreements; facilities or equipment leases; crossing agreements; letters of no objection; platform use agreements; production handling agreements; and other similar contracts and agreements, owned by Assignor and primarily related to the Properties or other Assets, but exclusive of any master service agreements.

“Contract” means any written or oral contract, agreement, agreement regarding indebtedness, indenture, debenture, note, bond, loan, , lease, mortgage, franchise, license agreement, purchase order, binding bid, commitment, letter of credit or any other legally binding arrangement, excluding, however, any Lease, easement, right-of-way, permit or other instrument creating or evidencing an interest in the Assets or a real or immovable property related to or used in connection with the operations of any Assets.

“Deep Depths” means those depths in the Assets as to which it is indicated on Exhibit A that either fifty percent (50%) or one hundred percent (100%) of Assignor’s interest therein is being reserved by Assignor (to be retained by Assignor as is specified in this Assignment.

“Environmental Condition” shall mean (a) a condition existing on the date of the Purchase and Sale Agreement with respect to the air, soil, subsurface, surface waters, ground waters and/or sediments that causes an Asset (or Assignor with respect to an Asset) not to be in compliance with any Environmental Law or (b) the existence as of the date of the Purchase and Sale Agreement with respect to the Assets or their operation thereof of any environmental pollution, contamination, degradation, damage or injury caused by, related to, remedial or corrective action is presently required (or if known, would be presently required) under Environmental Laws..

“Environmental Laws” means all applicable federal, state, and local laws in effect as of the date of the Purchase and Sale Agreement, including statutes, regulations, orders, ordinances, and common law, relating to the protection of the public health, welfare, and the environment, including, without limitation, those laws relating to the storage, handling, and use of chemicals and other Hazardous Substances, those relating to the generation, processing, treatment, storage, transportation, disposal, or other management thereof. The term “Environmental Laws” does not include good or desirable operating practices or standards that may be employed or adopted by other oil and gas well operators or recommended by a Governmental Authority.

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“Governmental Authority” shall mean any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, belief, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Hazardous Substances” shall mean any pollutants, contaminants, toxics or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, or chemicals that are regulated by, or may form the basis of liability under, any Environmental Laws, including NORM and other substances referenced in Article 13.2 of the Purchase and Sale Agreement.

“Hydrocarbons” means oil and gas and other hydrocarbons produced or processed in association therewith.

“Imbalance” means (i) any imbalance at the wellhead between the amount of Hydrocarbons produced from a Well and allocable to the interests of Assignor therein and the shares of production from the relevant Well to which Assignor is entitled and (ii) any marketing imbalance between the quantity of Hydrocarbons required to be delivered by Assignor under any Contract relating to the purchase and sale, gathering, transportation, storage, processing, or marketing of Hydrocarbons and the quantity of Hydrocarbons actually delivered by Assignor pursuant to the relevant Contract, together with any appurtenant rights and obligations concerning future in-kind and/or cash balancing at the wellhead and production balancing at the delivery point into the relevant sale, gathering, transportation, storage, or processing facility.

“Law” shall mean any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

“Liabilities” shall mean any and all claims, causes of actions, payments, charges, judgments, assessments, liabilities, losses, damages, penalties, fines or costs and expenses, including any attorneys’ fees, legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury or death or property damage.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity.

“Third Party” shall mean any Person other than a party to this Assignment or an Affiliate of a party to this Assignment

“Title Defects” shall have the meaning given such in the Purchase and Sale Agreement.

“Title Indemnity Agreement” shall have the meaning set forth in Article 12.2(d)(ii) of the Purchase and Sale Agreement.

ARTICLE 3

DISCLAIMERS

Section 3.1 Disclaimers of Warranties and Representations.

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(a) EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 12.1 OR ARTICLE IV [and subject to the limitations on Article IV specified in the Purchase and Sale Agreement] OF THE PURCHASE AND SALE AGREEMENT, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV [and subject to the limitations on Article IV specified in the Purchase and Sale Agreement] OF THE PURCHASE AND SALE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSETS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMUNITION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSETS

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IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. WITH RESPECT TO ANY OF THE ASSETS THAT ARE LOCATED IN LOUISIANA, ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN EXPRESSLY CALLED TO ITS ATTENTION AND INCLUDES, WITHOUT LIMITATION, A WAIVER OF WARRANTY AGAINST REHIBITORY VICES ARISING UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, INCLUSIVE.

(c) OTHER THAN THOSE REPRESENTATIONS SET FORTH IN ARTICLE 4.15 [and subject to the limitations on Article 4.15 specified in the Purchase and Sale Agreement]OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND NOTHING IN THIS ASSIGNMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND SUBJECT TO ASSIGNEE’S RIGHTS UNDER ARTICLE 13.1 OF THE PURCHASE AND SALE AGREEMENT, ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

(d) ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 3.1 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

ARTICLE 4

ASSUMED OBLIGATIONS: INDEMNITIES

Section 4.1 Assumed Obligations. Without limiting Assignee’s rights to indemnity under Article 14 of the Purchase and Sale Agreement and Assignee’s rights under any Title Indemnity Agreement and any Access Agreement, from and after date hereof Assignee assumes and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities, known or unknown, with respect to the Assets, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time, including but not limited to obligations and Liabilities relating in any manner to the use, ownership or operation of the Assets, including but not limited to obligations to (a) furnish makeup gas and/or settle Imbalances according to the terms of applicable gas sales, processing, gathering or transportation Contracts, and, (b) pay working interests, royalties, overriding

7

royalties and other interests, owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense, (c) properly plug and abandon any and all Wells, including inactive Wells or temporarily abandoned Wells, drilled on the Properties or otherwise pursuant to the Assets, (d) replug any well, wellbore, or previously plugged Well on the Properties to the extent required or necessary, (e) dismantle or decommission and remove any Personal Property and other property of whatever kind related to or associated with operations and activities conducted by whomever on the Properties or otherwise pursuant to the Assets, (f) clean up, restore and/or remediate the premises covered by or related to the Assets in accordance with applicable agreements and Laws, and (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and the Applicable Contracts, or as required by Laws (all of said obligations and Liabilities, subject to the exclusions below, herein being referred to as the “Assumed Obligations”); provided, Assignee does not assume any obligations or Liabilities of Assignor to the extent that they are:

(i) attributable to or arise out of the ownership, use or operation of the Excluded Assets; or

(ii) attributable to or arise out of the actions, suits or proceedings, if any, set forth on Schedule 14.1 of the Purchase and Sale Agreement, except insofar and only insofar as they arise after the Effective Time or are attributable or relate to the ownership or operation of the Assets, or production therefrom, for periods after the Effective Time.

Section 4.2 Indemnities of Assignee (a) Effective as of the Closing, Assignee and its successors and assigns shall assume, be responsible for, shall pay on a current basis, and hereby defends, indemnifies, holds harmless and forever releases Assignor and its Affiliates, and all of their respective stockholders, partners, members, directors, officers, managers, employees, agents and representatives (collectively, “Assignor Indemnified Parties”) from and against any and all Liabilities arising from, based upon, related to or associated with:

(i) the Assumed Obligations; or

(ii) except as provided otherwise in Article 12.1 of the Purchase and Sale Agreement, Title Defects related or attributable to the Assets.

(b) Notwithstanding anything herein or in the Purchase and Sale Agreement to the contrary, in addition to the indemnities set forth in above and in the Purchase and Sale Agreement, Assignee and its successors and assigns shall assume, be responsible for, shall pay on a current basis, and hereby defends, indemnifies, holds harmless and forever releases the Assignor Indemnified Parties from and against any and all Liabilities arising from, based upon, related to or associated with any Environmental Condition or other environmental matter related or attributable to the Assets, regardless of whether such Liabilities arose prior to, on or after the Effective Time, including the presence, disposal or relates of any Hazardous Substance or other material of any kind in, on or under the Assets or other neighboring property and including any liability of any Assignor Indemnified Party with respect to the Assets under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. §§ 9601 et. seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et. seq.),

8

the Clean Water Act (33 U.S.C. §§ 466 et. seq.), the Safe Drinking Water Act (14 U.S.C. §§ 1401-1450), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et. seq.), the Toxic Substance Control Act (15 U.S.C. §§ 2601-2629), the Clean Air Act (42 U.S.C. § 7401 et. seq.) as amended, and the Clean Air Act Amendments of 1990, and all state and local Environmental Laws.

(c) Assignee's indemnities in this Assignment shall be deemed covenants running with the Assets (provided that Assignee and its successors and assigns shall not be released from any of, and shall remain jointly and severally liable to the Assignor Indemnified Parties for, the obligations or Liabilities of the assignee under this Assignment upon any transfer or assignment of any Asset).

ARTICLE 5

MISCELLANEOUS

Section 5.1 Assignment Subject to Agreement. This Assignment is expressly made subject to the terms of the Purchase and Sale Agreement. If there is any conflict or inconsistency between the provisions of this Assignment and the provisions of the Purchase and Sale Agreement, then as to those provisions that are in conflict or that are inconsistent, the provisions of the Purchase and Sale Agreement shall be applicable and shall prevail.

Section 5.2 Separate Assignments. Where separate assignments of Assets have been, or will be, executed for filing with and approval by applicable Governmental Authorities, any such separate assignments (a) shall evidence the Assignment and assignment of the applicable Assets herein made, and shall not constitute any additional Assignment or assignment of the Assets, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions, or limitations on warranties, set forth in this Assignment and are not intended to create and shall not create any representations, warranties or additional covenants of or by Assignor to Assignee, and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

Section 5.3 Governing Law. THIS ASSIGNMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT THAT THE LAW OF ANOTHER JURISDICTION SHALL APPLY TO THIS ASSIGNMENT INSOFAR AS THIS ASSIGNMENT COVERS OR RELATES TO A PART OF THE ASSETS FOR WHICH IT IS MANDATORY THAT THE LAW OF ANOTHER JURISDICTION, WHEREIN OR ADJACENT TO WHICH SUCH PART OF THE ASSETS ARE LOCATED, SHALL APPLY. JURISDICTION AND VENUE WITH RESPECT TO ANY DISPUTES ARISING HEREUNDER SHALL BE PROPER ONLY IN HARRIS COUNTY, TEXAS. ASSIGNEE CONSENTS TO PERSONAL AND SUBJECT MATTER JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN HARRIS COUNTY, TEXAS IN ANY LEGAL ACTION, SUIT OR

9

PROCEEDING WITH RESPECT TO THIS ASSIGNMENT. ASSIGNOR AND ASSIGNEE (ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.

Section 5.4 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that nothing in this Assignment shall assign or grant, or in any way operate to assign or grant, any right, title or interest in, to or under the Purchase and Sale Agreement to any successor or assign of Assignee with respect to the Assets or any part thereof, it being expressly understood that rights, titles and interests under the Agreement may only be obtained or assigned in strict accordance with the terms thereof.

Section 5.5 Titles and Captions. All article or Article titles or captions in this Assignment are for convenience only, shall not be deemed part of this Assignment and in no way define, limit, extend, or describe the scope or intent of any provisions hereof. Except to the extent otherwise stated in this Assignment, references to “Articles” are to Articles of this Assignment, and references to “Exhibits” are to the Exhibits attached to this Assignment, which are made a part hereof and incorporated herein for all purposes.

Section 5.6 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

EXECUTED on _____________, 2005, but effective at the Effective Time.

ASSIGNOR:

DEVON ENERGY PRODUCTION COMPANY, L.P.

__________________________________

By:_________________________________

Title:________________________________

ASSIGNEE:

By:_______________________________

Title:______________________________

DEVON LOUISANA CORPORATION

____________________________________

By:_________________________________

Title:________________________________

DEVON ENERGY PETROLEUM PIPELINE COMPANY

____________________________________

By:_________________________________

Title:________________________________

[Appropriate acknowledgements to be added to execution form of Assignment]

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[EXHIBIT B-1: Replaced by 1st Amendment to Purchase and Sale Agreement]

SS XXX

OCS-G XXXXX

EXHIBIT B-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

ASSIGNMENT OF CONTRACTUAL RIGHTS

UNITED STATES OF AMERICA §

OUTER CONTINENTAL SHELF §

WHEREAS, ____________________, an __________________, (hereinafter referred to as “Assignor”), whose address is 1200 Smith Street, Houston, Texas 77002, is the owner of certain contractual interests in and to the hereinafter described portion of the following identified lease (hereinafter referred to as the “Lease”):

(LEASE DESCRIPTION)

NOW THEREFORE, Assignor, for and in consideration of the mutual advantages and benefits accruing to the parties hereto, and for Ten and No/100 Dollars ($10.00), and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby TRANSFER, ASSIGN, SELL and CONVEY effective as of 7:00 A.M., Central Standard Time, on January 1, 2005 (the “Effective Time”) to ________________________, a ____________________ corporation (hereinafter referred to as “Assignee”), whose address is _____________________________, all of its ___________% contractual rights in ______________________ as more fully described in ______________________ dated effective _____________________, between ____________________ and ___________________ (the “Assigned Interests”).

This Assignment is made by Assignor and accepted by Assignee subject to the terms, provisions and conditions of the Lease and any limitation on or contained in the Lease; and is expressly made subject to the terms of the Purchase and Sale Agreement dated as of __________________, 2005, among Devon Energy Production Company, L.P., Devon Louisiana Corporation and Devon Energy Petroleum Pipeline Company, as Seller, and ______________________, as Buyer (the “Purchase and Sale Agreement”). In the event of a conflict between the terms of this Assignment and the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control. Capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Purchase and Sale Agreement.

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES,

1

EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE HEREIN OR IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSIGNED INTERESTS (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSIGNED INTERESTS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSIGNED INTERESTS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSIGNED INTERESTS OR FUTURE REVENUES GENERATED BY THE ASSIGNED INTERESTS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSIGNED INTERESTS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSIGNED INTERESTS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSIGNED INTERESTS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSIGNED INTERESTS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMUNITION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSIGNED INTERESTS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. WITH RESPECT TO ANY OF THE ASSIGNED INTERESTS THAT ARE LOCATED IN LOUISIANA, ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN EXPRESSLY CALLED TO ITS ATTENTION AND INCLUDES, WITHOUT LIMITATION, A WAIVER OF WARRANTY

2

AGAINST REHIBITORY VICES ARISING UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, INCLUSIVE.

OTHER THAN THOSE REPRESENTATIONS SET FORTH IN ARTICLE 4.15 [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSIGNED INTERESTS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND SUBJECT TO ASSIGNEE’S RIGHTS UNDER ARTICLE 13.1 OF THE PURCHASE AND SALE AGREEMENT, ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSIGNED INTERESTS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 11.3 OF THE PURCHASE AND SALE AGREEMENT ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Without limiting, and subject to, Assignee’s rights to indemnity under Article 14.2 of the Purchase and Sale Agreement and Assignee’s rights under any Title Indemnity Agreement and any Access Agreement, from and after the Effective Time. Assignee assumes and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities, known or unknown, with respect to the Assigned Interests, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time, including but not limited to obligations and Liabilities relating in any manner to the use, ownership or operation of the Assigned Interests, including but not limited to obligations to (a) furnish makeup gas and/or settle Imbalances according to the terms of applicable gas sales, processing, gathering or transportation Contracts, and, (b) pay working interests, royalties, overriding royalties and other interests, owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense, (c) properly plug and abandon any and all Wells, including inactive Wells or temporarily abandoned Wells, drilled on the Properties or otherwise pursuant to the Assigned Interests, (d) replug any well, wellbore, or previously plugged Well on the Properties to the extent required or necessary, (e) dismantle or decommission and remove any Personal Property and other property of whatever kind related to or associated with operations and activities conducted by whomever on the Properties or otherwise pursuant to the Assigned Interests, (f) clean up, restore and/or remediate the premises covered by or related to the Assigned Interests in accordance with applicable agreements and Laws, and (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and the Applicable Contracts, or as required by Laws; provided, Assignee does not assume any obligations or Liabilities of Assignor to the extent that they are:

(i) attributable to or arise out of the ownership, use or operation of the Excluded Assets; or

(ii) attributable to or arise out of the actions, suits or proceedings, if any, set forth on Schedule 14.1 of the Purchase and Sale Agreement except insofar and only insofar as they arise after the

3

Effective Time or are attributable or relate to the ownership or operation of the Assigned Interests, or production therefrom, for periods after the Effective Time.

This Assignment shall be deemed to be covenants running with the Assets and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that nothing in this Assignment shall assign or grant, or in any way operate to assign or grant, any right, title or interest in, to or under the Purchase and Sale Agreement to any successor or assign of Assignee with respect to the Assigned Interests or any part thereof, it being expressly understood that rights, titles and interests under the Purchase and Sale Agreement may only be obtained or assigned in strict accordance with the terms thereof.

TO HAVE AND TO HOLD the Assigned Interests hereby conveyed, together with all and singular rights and appurtenances thereto in anyway belonging unto Assignee, its successors and assigns forever (including, but not limited to the platforms, wells and all production therefrom).

IN WITNESS WHEREOF, this Assignment is executed by the parties hereto before the undersigned competent witnesses, on the dates set forth in their respective acknowledgments herein below, but shall be effective for all purposes as of the Effective Time, subject to the approval of the Minerals Management Service, United States Department of the Interior.

WITNESSES:

_______________________________

_______________________________

ASSIGNOR:

Devon Energy Production Company, L.P.

By: Devon Energy Management Company, L.L.C., Its General Partner

By: /s/Mark K. Gress

Mark K. Gress

Agent and Attorney-In-Fact

WITNESSES:

___________________________________

___________________________________

ASSIGNEE:

By:________________________________

4

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named MARK K. GRESS, who being by me duly sworn did say that he is Agent and Attorney-In-Fact for Devon Energy Management Company, L.L.C., a Delaware limited liability company, general partner of Devon Energy Production Company, L.P., an Oklahoma limited partnership, and that the foregoing instrument was signed in behalf of said limited partnership and acknowledged said instrument to the free as the act and deed of said limited partnership.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this _______ day of ____________, 2005.

______________________________________

Notary Public in and for the State of Texas

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named _________________________, who being by me duly sworn did say that he is the _______________ of _________________________________, a _________________ corporation and that the foregoing instrument was signed in behalf of said corporation and acknowledged said instrument to the free act and deed of said corporation.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this ________ day of ___________, 2005.

______________________________________

Notary Public in and for the State of Texas

5

EI XXX

OCS-G XXXXX

EXHIBIT B-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

ASSIGNMENT OF OPERATING RIGHTS

UNITED STATES OF AMERICA §

OUTER CONTINENTAL SHELF §

WHEREAS, ____________________., an _____________________, (hereinafter referred to as “Assignor”), whose address is 1200 Smith Street, Houston, Texas 77002, is the owner of certain interests in and to the hereinafter described portion of the following identified lease (hereinafter referred to as the “Lease”):

OCS-G XXXXX

(LEASE DESCRIPTION)

INSOFAR AND ONLY INSOFAR as said Lease covers the operating rights in

(the above described portion of the Lease is hereinafter referred to as the “Assigned Interests”).

NOW THEREFORE, Assignor, for and in consideration of the mutual advantages and benefits accruing to the parties hereto, and for Ten and No/100 Dollars ($10.00), and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby TRANSFER, ASSIGN, SELL and CONVEY effective as of 7:00 A.M., Central Standard Time, on January 1, 2005 (the “Effective Time”) to _____________________________, a _____________________ corporation (hereinafter referred to as “Assignee”), whose address is _______________________________________ the following (collectively referred as to the Assigned Interests) _______________% of the Operating Rights in and to the Assigned Interests.

1

This Assignment is made by Assignor and accepted by Assignee subject to the terms, provisions and conditions of the Lease and any limitation on or contained in the Lease; and is expressly made subject to the terms of the Purchase and Sale Agreement dated as of ___________________, 2005, among Devon Energy Production Company, L.P., Devon Louisiana Corporation and Devon Energy Petroleum Pipeline Company, as Seller, and _________________________, as Buyer (the “Purchase and Sale Agreement”). In the event of a conflict between the terms of this Assignment and the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control. Capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Purchase and Sale Agreement.

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE HEREIN OR IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSIGNED INTERESTS (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSIGNED INTERESTS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSIGNED INTERESTS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSIGNED INTERESTS OR FUTURE REVENUES GENERATED BY THE ASSIGNED INTERESTS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSIGNED INTERESTS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSIGNED INTERESTS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSIGNED INTERESTS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR

2

CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSIGNED INTERESTS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMUNITION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSIGNED INTERESTS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. WITH RESPECT TO ANY OF THE ASSIGNED INTERESTS THAT ARE LOCATED IN LOUISIANA, ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN EXPRESSLY CALLED TO ITS ATTENTION AND INCLUDES, WITHOUT LIMITATION, A WAIVER OF WARRANTY AGAINST REHIBITORY VICES ARISING UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, INCLUSIVE.

OTHER THAN THOSE REPRESENTATIONS SET FORTH IN ARTICLE 4.15 [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSIGNED INTERESTS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND SUBJECT TO ASSIGNEE’S RIGHTS UNDER ARTICLE 13.1 OF THE PURCHASE AND SALE AGREEMENT, ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSIGNED INTERESTS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 11.3 OF THE PURCHASE AND SALE AGREEMENT ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Without limiting, and subject to, Assignee’s rights to indemnity under Article 14.2 of the Purchase and Sale Agreement and Assignee’s rights under any Title Indemnity Agreement and any Access Agreement, from and after the Effective Time. Assignee assumes and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities, known or unknown, with respect to the Assigned Interests, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time, including but not limited to obligations and Liabilities relating in any manner to the use, ownership or operation of the Assigned Interests, including but not limited to obligations to (a) furnish makeup gas and/or settle Imbalances according to the terms of applicable gas sales, processing, gathering or transportation Contracts, and, (b) pay working interests, royalties, overriding royalties and other interests, owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense, (c) properly plug and abandon any and all Wells, including inactive Wells or temporarily abandoned Wells, drilled on the Properties or otherwise pursuant to the Assigned Interests, (d) replug any well, wellbore, or previously plugged Well on the Properties to the extent required or necessary, (e) dismantle or

3

decommission and remove any Personal Property and other property of whatever kind related to or associated with operations and activities conducted by whomever on the Properties or otherwise pursuant to the Assigned Interests, (f) clean up, restore and/or remediate the premises covered by or related to the Assigned Interests in accordance with applicable agreements and Laws, and (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and the Applicable Contracts, or as required by Laws; provided, Assignee does not assume any obligations or Liabilities of Assignor to the extent that they are:

(i) attributable to or arise out of the ownership, use or operation of the Excluded Assets; or

(ii) attributable to or arise out of the actions, suits or proceedings, if any, set forth on Schedule 14.1 of the PSA except insofar and only insofar as they arise after the Effective Time or are attributable or relate to the ownership or operation of the Assigned Interests, or production therefrom, for periods after the Effective Time.

This Assignment shall be deemed to be covenants running with the Assets and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that nothing in this Assignment shall assign or grant, or in any way operate to assign or grant, any right, title or interest in, to or under the Purchase and Sale Agreement to any successor or assign of Assignee with respect to the Assigned Interests or any part thereof, it being expressly understood that rights, titles and interests under the Purchase and Sale Agreement may only be obtained or assigned in strict accordance with the terms thereof.

TO HAVE AND TO HOLD the Assigned Interests hereby conveyed, together with all and singular rights and appurtenances thereto in anyway belonging unto Assignee, its successors and assigns forever (including, but not limited to the platforms, wells and all production therefrom).

IN WITNESS WHEREOF, this Assignment is executed by the parties hereto before the undersigned competent witnesses, on the dates set forth in their respective acknowledgments herein below, but shall be effective for all purposes as of the Effective Time, subject to the approval of the Minerals Management Service, United States Department of the Interior.

WITNESSES:

_______________________________

_______________________________

ASSIGNOR:

Devon Energy Production Company, L.P.

By: Devon Energy Management Company, L.L.C., Its General Partner

By: /s/Mark K. Gress

Mark K. Gress

Agent and Attorney-In-Fact

WITNESSES:

___________________________________

___________________________________

ASSIGNEE:

By:________________________________

4

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named MARK K. GRESS, who being by me duly sworn did say that he is Agent and Attorney-In-Fact for Devon Energy Management Company, L.L.C., a Delaware limited liability company, general partner of Devon Energy Production Company, L.P., an Oklahoma limited partnership, and that the foregoing instrument was signed in behalf of said limited partnership and acknowledged said instrument to the free as the act and deed of said limited partnership.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this _______ day of ____________, 2005.

______________________________________

Notary Public in and for the State of Texas

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named _________________________, who being by me duly sworn did say that he is the _______________ of _________________________________, a _________________ corporation and that the foregoing instrument was signed in behalf of said corporation and acknowledged said instrument to the free act and deed of said corporation.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this ________ day of ___________, 2005.

______________________________________

Notary Public in and for the State of Texas

5

EI XXX

OCS-G XXXX

EXHIBIT B-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

ASSIGNMENT OF RECORD TITLE

UNITED STATES OF AMERICA §

OUTER CONTINENTAL SHELF §

THIS ASSIGNMENT is by and between ___________________, _______________, whose address is 1200 Smith Street, Houston Texas 77002, (hereinafter called “Assignor”), and ___________________________________________ a ____________________ corporation, whose address is __________________________________________ (hereinafter called “Assignee”), and is effective as of 7:00 A.M., Central Standard Time, on January 1, 2005 (the “Effective Time”).

Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the performance by Assignee of the covenants, agreements, obligations and conditions hereinafter contained, to be kept and performed by Assignee, does SELL, TRANSFER, ASSIGN, SET OVER AND CONVEY unto Assignee _____________% Record Title interest in and to the following (hereinafter referred to as the “Assigned Interests”):

OCS-G XXXX

(LEASE DESCRIPTION)

This Assignment is made by Assignor and accepted by Assignee subject to the terms, provisions and conditions of the Lease and any limitation on or contained in the Lease; and is expressly made subject to the terms of the Purchase and Sale Agreement dated as of __________, 2005, among Devon Energy Production Company, L.P., Devon Louisiana Corporation and Devon Energy Petroleum Pipeline Company, as Seller, and ____________________________, as Buyer (the "PSA"). In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control. Capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the PSA.

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY

1

OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSIGNED INTERESTS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSIGNED INTERESTS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSIGNED INTERESTS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSIGNED INTERESTS OR FUTURE REVENUES GENERATED BY THE ASSIGNED INTERESTS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSIGNED INTERESTS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSIGNED INTERESTS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSIGNED INTERESTS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSIGNED INTERESTS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMUNITION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSIGNED INTERESTS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. WITH RESPECT TO ANY OF THE ASSIGNED INTERESTS THAT ARE LOCATED IN LOUISIANA, ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN EXPRESSLY CALLED TO ITS ATTENTION AND INCLUDES, WITHOUT LIMITATION, A WAIVER OF WARRANTY AGAINST REHIBITORY VICES ARISING UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, INCLUSIVE.

2

OTHER THAN THOSE REPRESENTATIONS SET FORTH IN ARTICLE 4.15 [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSIGNED INTERESTS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND SUBJECT TO ASSIGNEE’S RIGHTS UNDER ARTICLE 13.1 OF THE PURCHASE AND SALE AGREEMENT, ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSIGNED INTERESTS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 11.3 OF THE PURCHASE AND SALE AGREEMENT ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Without limiting Assignee’s rights to indemnity under Article XIV of the Purchase and Sale Agreement and Assignee’s rights under any Title Indemnity Agreement and any Access Agreement, from and after the Effective Time, Assignee assumes and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities, known or unknown, with respect to the Assigned Interests, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time, including but not limited to obligations and Liabilities relating in any manner to the use, ownership or operation of the Assigned Interests, including but not limited to obligations to (a) furnish makeup gas and/or settle Imbalances according to the terms of applicable gas sales, processing, gathering or transportation Contracts, and, (b) pay working interests, royalties, overriding royalties and other interests, owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense, (c) properly plug and abandon any and all Wells, including inactive Wells or temporarily abandoned Wells, drilled on the Properties or otherwise pursuant to the Assigned Interests, (d) replug any well, wellbore, or previously plugged Well on the Properties to the extent required or necessary, (e) dismantle or decommission and remove any Personal Property and other property of whatever kind related to or associated with operations and activities conducted by whomever on the Properties or otherwise pursuant to the Assigned Interests, (f) clean up, restore and/or remediate the premises covered by or related to the Assigned Interests in accordance with applicable agreements and Laws, and (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and the Applicable Contracts, or as required by Laws (all of said obligations and Liabilities, subject to the exclusions below, herein being referred to as the “Assumed Obligations”); provided, Assignee does not assume any obligations or Liabilities of Assignor to the extent that they are:

(i) attributable to or arise out of the ownership, use or operation of the Excluded Assets; or

(ii) attributable to or arise out of the actions, suits or proceedings, if any, set forth on Schedule 14.1 of the Purchase and Sale Agreement except insofar and only insofar as they arise after the Effective Time or are attributable or relate to the ownership or operation of the Assigned Interests, or production therefrom, for periods after the Effective Time.

3

This Assignment shall be deemed to be covenants running with the Assets and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that nothing in this Assignment shall assign or grant, or in any way operate to assign or grant, any right, title or interest in, to or under the Purchase and Sale Agreement to any successor or assign of Assignee with respect to the Interests or any part thereof, it being expressly understood that rights, titles and interests under the Purchase and Sale Agreement may only be obtained or assigned in strict accordance with the terms thereof.

TO HAVE AND TO HOLD the Assigned Interests hereby conveyed, together with all and singular rights and appurtenances thereto in anyway belonging unto Assignee, its successors and assigns forever (including, but not limited to the platforms, wells and all production therefrom).

IN WITNESS WHEREOF, this Assignment is executed by the parties hereto before the undersigned competent witnesses, on the dates set forth in their respective acknowledgments herein below, but shall be effective for all purposes as of the Effective Time, subject to the approval of the Minerals Management Service, United States Department of the Interior.

WITNESSES:

_______________________________

_______________________________

ASSIGNOR:

Devon Energy Production Company, L.P.

By: Devon Energy Management Company, L.L.C., Its General Partner

By: /s/Mark K. Gress

Mark K. Gress

Agent and Attorney-In-Fact

WITNESSES:

___________________________________

___________________________________

ASSIGNEE:

By:________________________________

4

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named MARK K. GRESS, who being by me duly sworn did say that he is Agent and Attorney-In-Fact for Devon Energy Management Company, L.L.C., a Delaware limited liability company, general partner of Devon Energy Production Company, L.P., an Oklahoma limited partnership, and that the foregoing instrument was signed in behalf of said limited partnership and acknowledged said instrument to the free as the act and deed of said limited partnership.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this _______ day of ____________, 2005.

______________________________________

Notary Public in and for the State of Texas

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named _________________________, who being by me duly sworn did say that he is the _______________ of _________________________________, a _________________ corporation and that the foregoing instrument was signed in behalf of said corporation and acknowledged said instrument to the free act and deed of said corporation.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this ________ day of ___________, 2005.

______________________________________

Notary Public in and for the State of Texas

5

BA XXX

OCS-G XXXXX

EXHIBIT B-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

ASSIGNMENT OF RIGHT OF WAY

UNITED STATES OF AMERICA §

OUTER CONTINENTAL SHELF §

THIS ASSIGNMENT is by and between __________________, a ______________, whose mailing address is 1200 Smith Street, Houston Texas 77002, (hereinafter called “Assignor”), and ______________________, a __________________ corporation, whose address is __________________________, (hereinafter called “Assignee”) and is effective as of January 1, 2005 at 7:00 A.M., Central Standard Time (the "Effective Time");

WITNESSETH

That, for and in consideration of the mutual advantages and benefits accruing to the parties hereto and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed between the parties as follows:

Assignor does hereby transfer, assign, sell, bargain and convey to Assignee all of Assignor’s right, title and interest, if any, in and to that certain Pipeline Right-of-Way OCS-G XXXXX (Segment No. XXXXX), being described as (the “Assigned Interests”).

This Assignment is made by Assignor and accepted by Assignee subject to the terms, provisions and conditions of the Lease and any limitation on or contained in the Lease; and is expressly made subject to the terms of the Purchase and Sale Agreement dated as of _________________, 2005, among Devon Energy Production Company, L.P., Devon Louisiana Corporation and Devon Energy Petroleum Pipeline Company, as Seller, and ____________________________, as Buyer (the “Purchase and Sale Agreement”). In the event of a conflict between the terms of this Assignment and the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control. Capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Purchase and Sale Agreement.

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES,

1

EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE HEREIN OR IN ARTICLE 12.1 OR ARTICLE IV [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSIGNED INTERESTS (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSIGNED INTERESTS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSIGNED INTERESTS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSIGNED INTERESTS OR FUTURE REVENUES GENERATED BY THE ASSIGNED INTERESTS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSIGNED INTERESTS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSIGNED INTERESTS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSIGNED INTERESTS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 12.1 OR ARTICLE IV OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSIGNED INTERESTS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMUNITION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSIGNED INTERESTS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. WITH RESPECT TO ANY OF THE ASSIGNED INTERESTS THAT ARE LOCATED IN LOUISIANA, ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN EXPRESSLY CALLED TO ITS ATTENTION AND INCLUDES, WITHOUT LIMITATION, A WAIVER OF WARRANTY

2

AGAINST REHIBITORY VICES ARISING UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, INCLUSIVE.

OTHER THAN THOSE REPRESENTATIONS SET FORTH IN ARTICLE 4.15 [AND SUBJECT TO THE LIMITATIONS ON ARTICLE IV SPECIFIED IN THE PURCHASE AND SALE AGREEMENT] OF THE PURCHASE AND SALE AGREEMENT, ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSIGNED INTERESTS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND SUBJECT TO ASSIGNEE’S RIGHTS UNDER ARTICLE 13.1 OF THE PURCHASE AND SALE AGREEMENT, ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSIGNED INTERESTS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 11.3 OF THE PURCHASE AND SALE AGREEMENT ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Without limiting, and subject to, Assignee’s rights to indemnity under Article 14.2 of the Purchase and Sale Agreement and Assignee’s rights under any Title Indemnity Agreement and any Access Agreement, from and after the Effective Time. Assignee assumes and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities, known or unknown, with respect to the Assigned Interests, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time, including but not limited to obligations and Liabilities relating in any manner to the use, ownership or operation of the Assigned Interests, including but not limited to obligations to (a) furnish makeup gas and/or settle Imbalances according to the terms of applicable gas sales, processing, gathering or transportation Contracts, and, (b) pay working interests, royalties, overriding royalties and other interests, owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Properties, including those held in suspense, (c) properly plug and abandon any and all Wells, including inactive Wells or temporarily abandoned Wells, drilled on the Properties or otherwise pursuant to the Assigned Interests, (d) replug any well, wellbore, or previously plugged Well on the Properties to the extent required or necessary, (e) dismantle or decommission and remove any Personal Property and other property of whatever kind related to or associated with operations and activities conducted by whomever on the Properties or otherwise pursuant to the Assigned Interests, (f) clean up, restore and/or remediate the premises covered by or related to the Assigned Interests in accordance with applicable agreements and Laws, and (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and the Applicable Contracts, or as required by Laws; provided, Assignee does not assume any obligations or Liabilities of Assignor to the extent that they are:

(i) attributable to or arise out of the ownership, use or operation of the Excluded Assets; or

(ii) attributable to or arise out of the actions, suits or proceedings, if any, set forth on Schedule 14.1 of the Purchase and Sale Agreement except insofar and only insofar as they arise after the

3

Effective Time or are attributable or relate to the ownership or operation of the Assigned Interests, or production therefrom, for periods after the Effective Time.

This Assignment shall be deemed to be covenants running with the Assets and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that nothing in this Assignment shall assign or grant, or in any way operate to assign or grant, any right, title or interest in, to or under the Purchase and Sale Agreement to any successor or assign of Assignee with respect to the Assigned Interests or any part thereof, it being expressly understood that rights, titles and interests under the Purchase and Sale Agreement may only be obtained or assigned in strict accordance with the terms thereof.

TO HAVE AND TO HOLD the Assigned Interests hereby conveyed, together with all and singular rights and appurtenances thereto in anyway belonging unto Assignee, its successors and assigns forever (including, but not limited to the platforms, wells and all production therefrom).

IN WITNESS WHEREOF, this Assignment is executed by the parties hereto before the undersigned competent witnesses, on the dates set forth in their respective acknowledgments herein below, but shall be effective for all purposes as of the Effective Time, subject to the approval of the Minerals Management Service, United States Department of the Interior.

WITNESSES:

_______________________________

_______________________________

ASSIGNOR:

Devon Louisiana Corporation

By: /s/Mark K. Gress

Mark K. Gress

Agent and Attorney-In-Fact

WITNESSES:

___________________________________

___________________________________

ASSIGNEE:

By:________________________________

4

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named MARK K. GRESS, who being by me duly sworn did say that he is Agent and Attorney-In-Fact for Devon Louisiana Corporation, a Louisiana corporation, and that the foregoing instrument was signed in behalf of said corporation and acknowledged said instrument to the free as the act and deed of said corporation.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this _______ day of ____________, 2005.

______________________________________

Notary Public in and for the State of Texas

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME personally appeared the within named _________________________, who being by me duly sworn did say that he is the _______________ of _________________________________, a _________________ corporation and that the foregoing instrument was signed in behalf of said corporation and acknowledged said instrument to the free act and deed of said corporation.

GIVEN UNDER MY HAND AND OFFICIAL SEAL this ________ day of ___________, 2005.

______________________________________

Notary Public in and for the State of Texas

5

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

EXHIBIT C

TITLE INDEMNITY AGREEMENT

This Title Indemnity Agreement (the “Agreement”) dated as of the ____ day of __________, 2005, is entered into among Devon Energy Production Company, L.P., an Oklahoma limited partnership (“DEPC”) and Devon Louisiana Corporation, a Louisiana corporation (“DLC” and DEPC are collectively referred to as “Indemnitor” and individually as an “Indemnitor”) and ________________________ (“Indemnitee”). Capitalized terms used herein and not otherwise defined below or elsewhere in this Agreement shall have the meaning assigned to them in this Agreement, or, if not so assigned, as assigned to them in that certain Purchase and Sale Agreement dated as of _____________, 2005, by and among Seller and Buyer (the “Purchase and Sale Agreement”).

Recitals

WHEREAS, of even date herewith, Indemnitor is selling and delivering, and Indemnitee is purchasing and accepting, the Assets pursuant to the Purchase and Sale Agreement; and

WHEREAS, certain alleged Title Defects have been raised by Indemnitee in connection with its title review of the Assets and Indemnitor has agreed to execute this Agreement in order to indemnify Indemnitee against the effects of such alleged Title Defects pursuant to Article 12.2(d)(ii) of the Purchase and Sale Agreement.

NOW, THEREFORE, in consideration of the purchase and sale as contemplated by the Purchase and Sale Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Agreement

1. Unwaived Title Defects. Attached hereto as Exhibit A is a list of unwaived alleged Title Defects that Indemnitor and Indemnitee have determined may affect certain of the Assets described in Exhibit A. Except as otherwise expressly provided on Exhibit A, neither Indemnitor nor Indemnitee recognize the validity or existence of any of such alleged Title Defects, nor is there any recognition, express or implied, by the execution of this Agreement that any of such alleged Title Defects affect, burden or encumber the Assets described in Exhibit A hereto. Each of the parties reserve the right to contest with each other and/or with third parties the validity, existence or effect of any or all of said alleged Title Defects in accordance with the terms of the Purchase and Sale Agreement, and Indemnitor’s obligations hereunder are subject to such reserved right.

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2. Indemnity. Of even date herewith, Indemnitor has executed and delivered to Indemnitee a document entitled Assignment and Bill of Sale conveying the Assets to be filed in certain counties/parishes in ______________. Notwithstanding any provision of the Purchase and Sale Agreement or any of the assignments or conveyances delivered at or subsequent to the Closing, but subject to paragraph 1 above, Indemnitor agrees to defend, indemnify and hold Indemnitee harmless against all Liabilities arising out of the alleged Title Defects described in Exhibit A, subject to the following conditions:

(a) If Indemnitor has disputed Indemnitee’s assertion of an alleged Title Defect in accordance with the Purchase and Sale Agreement and Indemnitee’s assertion of such alleged Title Defect is determined to be invalid, incorrect or not in compliance with the requirements of the Purchase and Sale Agreement, then Indemnitor’s obligations under this Agreement shall not cover or apply to the portion of such alleged Title Defect that is determined to be invalid, incorrect or not in compliance with the requirements of the Purchase and Sale Agreement.

(b) The indemnity provided for herein by Indemnitor shall be the sole and exclusive recourse and remedy of Indemnitee with respect to the alleged Title Defects described on Exhibit A. All claims for indemnification by Indemnitee under this Agreement must be asserted and resolved pursuant to Article 14.7 of the Purchase and Sale Agreement, as if this Agreement were part of the Purchase and Sale Agreement and Article 14.7 applied to this paragraph 2.

(c) In no event shall Indemnitor be liable to Indemnitee hereunder for any exemplary, punitive, special, indirect, consequential, remote or speculative damages.

3. Assignment. Notwithstanding anything herein to the contrary, neither this Agreement nor any rights, covenants, duties or obligations hereunder shall be assigned or transferred in any way whatsoever by Indemnitee except with the prior written consent of Indemnitor, which consent Indemnitor shall be under no obligation to grant, and any assignment, transfer or attempted assignment or transfer without such consent shall be void ad initio; provided, however, that Indemnitee may assign, in whole or in part, its rights under this Agreement with respect to any alleged Title Defect described on Exhibit A, or any portion thereof, to an assignee of its rights in any portion of the Assets affected by such alleged Title Defect.

4. Binding Agreement. Subject to the provisions of paragraph 3 above, this Agreement shall be binding on, and shall inure to the benefit of, Indemnitor and Indemnitee and their respective successors and assigns.

5. Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT. ALL

2

ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT SHALL BE EXCLUSIVELY LITIGATED IN COURTS HAVING SITES IN HOUSTON, HARRIS COUNTY, TEXAS. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

6. Severability. If any term, clause or provision of this Agreement is ever held illegal, invalid or unenforceable, the remainder of this Agreement shall not be affected, but shall remain in full force and effect in accordance with the terms hereof.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

INDEMNITOR:

DEVON ENERGY PRODUCTION COMPANY, L.P.

____________________________________

By:_________________________________

Title:________________________________

INDEMNITEE:

_________________________________

By:_______________________________

Title:______________________________

DEVON LOUISANA CORPORATION

____________________________________

By:_________________________________

Title:________________________________

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ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

EXHIBIT D

ACCESS AGREEMENT

THIS ACCESS AGREEMENT (this “Agreement”), dated as of _________________, 2005, is entered into among Devon Energy Production Company, L.P., an Oklahoma limited partnership (“DEPC”) and Devon Louisiana Corporation, a Louisiana corporation (“DLC” and DEPC are collectively referred to as “Seller” and individually as a “Seller”), and __________________, a ________________ (“Buyer”). Capitalized terms used herein and not otherwise defined below or elsewhere in this Agreement shall have the meanings assigned to them in this Agreement, or, if not so assigned, as assigned to them in that certain Purchase and Sale Agreement dated as of _____________, 2005, by and among Seller and Buyer (the “Purchase and Sale Agreement”).

Recitals

WHEREAS, certain of the Activities may be undertaken by Seller or Seller’s Consultants in whole or in part after the Closing Date;

WHEREAS, it may be necessary for Seller and Seller’s Consultants to gain access to the Assets after the Closing to conduct and perform the Activities;

WHEREAS, Buyer desires to grant Seller and Seller’s Consultants access to the Assets in order that Seller may conduct and perform the Activities;

NOW, THEREFORE, in consideration of the purchase and sale as contemplated by the Purchase and Sale Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Agreement

1. Definitions

1.1 Activities. The term “Activities” shall mean those investigation activities and Remediation actions reasonably necessary in the judgment of Seller to complete Remediation of any of the Assets required or permitted to be performed by Seller pursuant to Article 13.1(b)(ii) of the Purchase and Sale Agreement or otherwise agreed to in writing by Buyer, together with any activities incidental thereto.

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1.2 Seller’s Consultant. The term “Seller’s Consultant” shall mean any and all agents, consultants or contractors retained by Seller to assist in conducting or performing the Activities and any employee, agent, contractor or subcontractor of a Seller’s Consultant.

2. Access. Subject to the terms of this Agreement, Buyer hereby grants Seller and Seller’s Consultants the right to enter upon the Assets for the purpose of conducting and performing the Activities (the “Access Right”). The Access Right shall be subject to the following conditions:

2.1 Scope. Neither Seller nor Seller’s Consultants shall engage in any activities on the Assets other than the Activities. Seller and Seller’s Consultants shall be entitled, subject to any third party restrictions, to (i) install and operate on the Assets any remediation system which constitutes a part of any Remediation and (ii) use, without cost to Seller or Seller’s Consultants, any utilities now or hereafter existing on the Assets as are reasonably needed in connection with the Activities.

2.2 Termination. This Access Right shall remain in full force and effect so long as Seller or any Seller’s Consultant is continuing to perform with reasonable diligence any Activities on the Assets pursuant to Article 13.1(b)(ii) of the Purchase and Sale Agreement.

2.3 Notice of Commencement. By at least 5:00 p.m. on the Business Day three (3) days before the date on which Seller intends to commence or cause Seller’s Consultants to commence to conduct or perform the initial Activities on any Asset, Seller shall notify Buyer in writing of the date on which such initial Activities are expected to commence.

2.4 Vehicles. Except insofar as reasonably necessary to carry out the Activities, all vehicles brought by Seller and Seller’s Consultants onto the Assets will be restricted to existing roadways, if any, on the Assets.

2.5 Compliance with Law. All Activities conducted or performed by Seller and Seller’s Consultants on the Assets shall be conducted and performed in material compliance with all applicable Laws, including Environmental Laws.

3. Indemnity. Seller shall defend, indemnify and hold harmless the Buyer Indemnified Parties from and against (i) all Liabilities of any Third Party to the extent such Liabilities are caused by or result from the acts or omissions of Seller or Seller’s Consultants in conducting or performing the Activities on the Assets, REGARDLESS OF FAULT, EXCEPTING ONLY ANY BUYER INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, and (ii) all Liabilities for personal injury or property damage of any Buyer Indemnified Party to the extent same are caused by or result from any negligence or willful misconduct of Seller or Seller’s Consultants in conducting or performing the Activities on the Assets; provided, however, that Seller shall not be obligated to defend, indemnify or hold harmless any Buyer Indemnified Party under this clause (ii) for any Buyer Indemnified Party’s negligence or willful misconduct. Seller’s obligations under this Agreement shall be subject to the terms and provisions of Article 14.11 of the Purchase and Sale Agreement, as if this Agreement were part of the Purchase and Sale Agreement. All claims for defense, indemnification and hold harmless under this Article 3 shall be asserted and resolved under Article 14.7 of the Purchase and Sale Agreement as if this Agreement were part of the Purchase

2

and Sale Agreement and Article 14.7 applied to this Article 3. The terms and provisions of this Article 3 shall survive the termination of the Access Right.

4. Further Provisions

4.1 No Admissions. This Agreement is not an admission or acknowledgement, expressed or implied, of fault, responsibility or liability of any kind by Buyer or Seller under any Law, including any Environmental Law, for acts, omissions, obligations or events involving the presence, if any, of Hazardous Substances on or adjacent to the Assets.

4.2 Rights of Third Parties. This Agreement is for the sole benefit of (i) Buyer, Seller and their respective successors and assigns as permitted herein and (ii) Seller’s Consultants, and no other Person shall be entitled to enforce this Agreement, rely on any covenant or agreement contained herein, receive any rights hereunder or be a third party beneficiary of this Agreement. Any member of the Buyer Indemnified Parties that is a third party shall be defended, indemnified and held harmless under the terms of this Agreement only to the extent that Buyer expressly elects to exercise such right of defense, indemnity and hold harmless on behalf of such third party member of the Buyer Indemnified Parties; and no party shall have any direct liability or obligation to any third party member of the Buyer Indemnified Parties or be liable to any third party member of the Buyer Indemnified Parties for any election or non-election or any act or failure to act under or in regard to any term of this Agreement. Any claim for defense, indemnity or hold harmless hereunder on behalf of a member of the Buyer Indemnified Parties must be made and administered by Buyer.

4.3 Notices. All notices which are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing and delivered as permitted under Article 16.6 of the Purchase and Sale Agreement.

4.4 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the rights and obligations of Seller shall not be assignable or delegable by Seller (other than by Seller to Seller’s Consultants) without the express written consent of Buyer.

4.5 Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT SHALL BE EXCLUSIVELY LITIGATED IN COURTS HAVING SITES IN HOUSTON, HARRIS COUNTY, TEXAS. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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4.6 Severability. If any term, clause or provision of this Agreement is ever held illegal, invalid or unenforceable, the remainder of this Agreement shall not be affected, but shall remain in full force and effect in accordance with the terms hereof.

4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in multiple counterparts as of the date first above written.

SELLER:

DEVON ENERGY PRODUCTION COMPANY, L.P.

By: _________________________

Name: _________________________

Title:_________________________

DEVON LOUISIANA CORPORATION

By: _________________________

Name: _________________________

Title: _________________________

BUYER:

_________________________

By: _________________________

Name: _________________________

Title: _________________________

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ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

EXHIBIT G

DEEP RIGHTS OPERATING AGREEMENT

DEVON OFFSHORE OPERATING AGREEMENT

Dated

_______________________________

By and Between

DEVON ENERGY PRODUCTION COMPANY, L.P.

Or

DEVON LOUISIANA CORPORATION,

as Operator

&

_______________________________

as

NON-OPERATOR

Lease

_________ Block ___, OCS-G ______

Offshore ___________

OFFSHORE OPERATING AGREEMENT

	3.1.4 Exhibit "D": Equal Opportunity	11
	3.1.5 Exhibit "E": Gas Balancing Agreement	11
	3.1.6 Exhibit "F": Memorandum of Joint Operating Agreement	11

ARTICLE 4
OPERATOR
4.1	Operator	11
4.2	Resignation	11
4.3	Removal of Operator	12
4.4	Selection of Successor	12
4.5	Delivery of Property	12

ARTICLE 5
AUTHORITY AND DUTIES OF OPERATOR
5.1	Exclusive Right to Operate	12
5.2	Workmanlike Conduct	13
5.3	Liens and Encumbrances	13
5.4	Employees	13
5.5	Records	13
5.6	Compliance	13
5.7	Drilling	13
5.8	Reports	14
5.9	Information to Participating Parties	14
5.10	Information to Non-Participating Parties	14

ARTICLE 6
VOTING AND VOTING PROCEDURES
6.1	Designation of Representatives	14
6.2	Voting Procedures	15
	6.2.1 Voting Interest	15
	6.2.2 Vote Required	15
	6.2.3 Votes	15
	6.2.4 Meetings	15

ARTICLE 7
ACCESS
7.1	Access to Lease	15
7.3	Confidentiality	15
7.4	Limited Disclosure	16
7.5	Affiliates	16

ARTICLE 8
EXPENDITURES
8.1	Basis of Charge to the Parties	16
8.2	Authorization	17
8.3	Advance Billings	17
8.4	Commingling of Funds	17
8.5	Security Rights	17
8.6	Unpaid Charges	19
8.7	Default	19

ARTICLE 9
NOTICES
9.1	Giving and Receiving Notices	19
9.2	Content of Notice	20
9.3	Response to Notices	20
	9.3.1 Platform Construction	20
	9.3.2 Proposal without Platform	20
9.4	Failure to Respond	20

ARTICLE 10
EXPLORATORY WELLS
10.1	Operations by all Parties	20
10.2	Second Opportunity to Participate	21
10.3	Final Election to Participate	21
10.4	Operations by Fewer than all Parties	21
	10.4.1 First Exploratory Well	21
	10.4.2 Subsequent Exploratory Wells	22
	10.4.3 Form of Assignment	22
10.5	Course of Action After Drilling to Initial Objective Depth	22
	10.5.1 Election by Non-Participating Parties	22
	10.5.2 Plugging and Abandoning	23
	10.5.3 Approval to Conduct Operation	23
	10.5.4 Failure to Agree	23
	10.5.5 Election by Non-Participating Parties	24
	10.5.6 Plugging and Abandoning Cost	24

ARTICLE 11
DEVELOPMENT WELL OPERATIONS
11.1	Operations by all Parties	24
11.2	Second Opportunity to Participate	24
11.3	Final Election to Participate	24
11.4	Operations by Fewer than all Parties	25

11.5	Course of Action After Drilling to Initial Objective Depth	25
	11.5.1 Operator's Recommendation	25
	11.5.2 Response to Operator's Recommendation	25
	11.5.3 Approval to Conduct Operation	26
	11.5.4 Failure to Agree	26
	11.5.5 Plugging and Abandoning Cost	26
11.6	Timely Operations	26
11.7	Deeper Drilling	26

ARTICLE 12
NON-CONSENT OPERATIONS
12.1	Operations by Fewer than All Parties	27
	12.1.1 Non-Interference	27
	12.1.2 Multiple Completion Limitation	27
	12.1.3 Meeting	27
	12.1.4 Non-Consent Well	27
	12.1.5 Cost Information	27
	12.1.6 Completions	28
12.2	Forfeiture of Interest	28
	12.2.1 Production Reversion Penalties	28
	12.2.2 Reversion of Rights to Production	29
	12.2.3 Failure to Recoup Penalties	29
12.3	Deepening of Non-Consent Development Wells	29
12.4	Operations from Non-Consent Platforms	29
12.5	Discovery or Extension from Mobile Drilling Operations	29
12.6	Allocation of Platform Costs to Non-Consent Operations	30
	12.6.1 Charge	30
	12.6.2 Operating and Maintenance Charges	31
	12.6.3 Payments	31
12.7	Non-Consent Drilling or Activity to Maintain Lease	31
12.8	Retention of Lease by Non-Consent Well	31
12.9	Allocation of Each Lease Separately	31
12.10	Allocation of Costs Between Zones (Single Completions)	31
12.11	Allocation of Costs Between Zones (Multiple Completions)	32
12.12	Allocation of Costs Between Zones (Dry Hole)	32
12.13	Intangible Drilling and Completion Cost Allocations	33

ARTICLE 13
FACILITIES
13.1	Approval	33
13.2	Contracts	33
13.3	Use of Platform and Facilities for Lease Production	33
	13.3.1 Platform and Facilities Terms of Use	33

ARTICLE 14
ABANDONMENT AND SALVAGE
14.1	Platform Salvage and Removal Costs	34
14.2	Abandonment and Production Well	34
14.3	Assignment of Interest	34
14.4	Abandonment Operations Required by Governmental Authority	35

ARTICLE 15
WITHDRAWAL
15.1	Right to Withdrawal	35
15.2	Response to Withdrawal	35
15.3	Unanimous Withdrawal	35
15.4	Acceptance of Withdrawing Interests	35
15.5	Limitation Upon and Conditions of Withdrawal	36
	15.5.1 Current Operations and Voting	36
	15.5.2 Prior Expenses	36
	15.5.3 Limitations on Withdrawal	36
	15.5.4 Abandonment Costs	37
	15.5.5 Confidentiality	37

ARTICLE 16
RENTS, ROYALTIES AND OTHER PAYMENTS
16.1	Creation of Overriding Royalty	37
16.2	Payment of Rentals and Minimum Royalties	38
16.3	Non-Participation in Payments	38
16.4	Royalty Payments	38
16.5	Federal Offshore Oil Pollution Compensation Fund Fee	38

ARTICLE 17
TAXES
17.1	Property Taxes	39
17.2	Contest of Property Tax Valuation	39
17.3	Production and Severance Taxes	39
17.4	Other Taxes and Assessments	39

ARTICLE 18
INSURANCE
18.1	Insurance	39

ARTICLE 19
LIABILITY, CLAIMS AND LAWSUITS
19.1	Individual Obligations	39
19.2	Mortgages and Liens	40
19.3	Notice of Claim or Lawsuit	40
19.4	Settlements	40
19.5	Legal Expense	40
19.6	Liability for Losses, Damages, Injury or Death	40
19.7	Indemnification For Non-Consent Operations	40

ARTICLE 20
INTERNAL REVENUE PROVISION
20.1	Internal Revenue Provision	41

ARTICLE 21
DISPOSITION OF PRODUCTION
21.1	Facilities to Take in Kind	42
21.2	Taking Production in Kind	42
21.3	Failure to Take Liquid in Kind	42
21.4	Expenses of Delivery in Kind	42
21.5	Failure to Take Gas in Kind	42

ARTICLE 22
APPLICABLE LAW
22.1	Applicable Law	43

ARTICLE 23
LAWS, REGULATIONS AND NONDISCRIMINATION
23.1	Laws and Regulations	43
23.2	Nondiscrimination	43

ARTICLE 24
FORCE MAJEURE
24.1	Force Majeure	43
24.2	Notice	43

ARTICLE 25
SUCCESSORS, ASSIGNS AND NOTICE OF PROPOSED SALE OF INTEREST
25.1	Successors and Assigns	44
25.2	Preferential Right to Purchase	44
25.3	Transfer of Interest	44
25.4	Assignments	45
25.5	Consent to Assign	45

ARTICLE 26
TERM
26.1	Term	46

ARTICLE 27
EXECUTION
27.1	Counterpart Execution	46

JOINT OPERATING AGREEMENT

THIS AGREEMENT is made effective the _____ day of ______, 2005, by Devon Energy Production Company, L.P. (or Devon Louisiana Corporation, as appropriate) (“Devon”) and ____________________ (“_____________”), herein referred to collectively as "Parties" and individually as "Party".

W I T N E S S E T H:

WHEREAS the Parties are owners of the one or more oil and gas leases identified in Exhibit "A" and desire to explore, develop, produce, and operate said leases.

NOW THEREFORE, in consideration of the premises and of the mutual agreements herein, it is agreed as follows:

ARTICLE 1

APPLICATION

1.1 Application to Each Lease. If more than one oil and gas lease is identified in Exhibit "A", this Agreement shall apply separately to each such lease.

ARTICLE 2

DEFINITIONS

2.1 Authorization for Expenditure (AFE). Any written proposal in sufficient detail made by a Party for the purpose of describing an operation being proposed and estimating the costs to be incurred. The AFE, when executed by a Party, evidences that Party's election to participate in the proposed operation and grants the Operator the authority to commit or expend funds, pursuant to this Agreement, for the account of the Participating Parties. Any AFE that proposes more than one operation shall be considered a separate AFE as to each operation only for those operations for which Parties are permitted separate elections under the terms of this Agreement.

2.2 Development Operations. Operations subsequent to the date on which one or more Parties having a combined Working Interest of fifty percent (50%) or more determine that production capability sufficient to justify development has been established, but in no event shall such date be subsequent to the date on which a Platform to obtain production is approved.

2.3 Development Well. Any well proposed as a Development Operation.

2.4 Exploratory Operations. Operations prior to Development Operations.

2.5 Exploratory Well. Any well proposed as an Exploratory Operation.

2.6 Facilities. All Lease equipment beyond the wellhead connections acquired pursuant to this Agreement, excluding Platforms.

2.7 Lease. Each oil and gas lease identified in Exhibit "A" and the lands affected thereby.

2.8 Lease Saving Operation. Either: (a) a well drilling proposal during the final twelve months of the primary term of the lease if there are no wells capable of commercial production at the time the well is proposed or (b) any operation proposed after the expiration of the primary term that, if successful, would have the effect of perpetuating the Lease.

2.9 Non-Consent Operations. Exploratory or Development Operations conducted by fewer than all Parties.

2.10 Non-Consent Platform. A drilling or production Platform, caisson or well protector, or similar structure owned by fewer than all Parties.

2.11 Non-Consent Well. An Exploratory or Development Well owned by fewer than all Parties.

2.12 Non-Operator. Any Party to this Agreement other than the Operator.

2.13 Non-Participating Party. Any Party other than a Participating Party.

2.14 Non-Participating Party 's Share. The Participating Interest a Non-Participating Party would have had if it had participated in the operation.

2.15 Operator. The Party designated under this Agreement to conduct operations pursuant to Article 5.

2.16 Participation Interest. A Participating Party’s percentage of participation in an operation conducted pursuant to this Agreement.

2.17 Participating Party. A Party who joins in an operation conducted pursuant to this Agreement.

2.18 Platform. An offshore structure that supports oil and gas wells, completion equipment, or Facilities, whether fixed, compliant, or floating, and the components of that structure, including, but not limited to, caissons or well protectors, rising above the water line and used for the exploration, development, or production of oil and gas from the Lease. The term “Platform” shall also mean an offshore subsea structure or template and any component thereof (including, but not limited to, flow lines and control systems, other than completion equipment, that is attached to the sea floor and used to obtain production of oil and gas from the Lease.

2.19 Producible Well. A well producing oil or gas, or, if not producing oil or gas, a well determined to be capable of producing oil or gas in paying quantities pursuant to any applicable regulation or determination issued by appropriate governmental authority; however, any well shall be considered a Producible Well if the Parties agree that the well is a Producible Well, even if said well is plugged and abandoned.

2.20 Producible Reservoir. An underground oil and/or gas accumulation that is separated from and not in oil or gas pressure communication with any other such accumulation, and into which a Producible Well has been drilled as determined by one (1) or more Parties having a combined Working Interest of fifty percent (50%) or more.

2.21 Working Interest. The ownership of each Party in and to the Lease as set forth in Exhibit "A".

ARTICLE 3

EXHIBITS

3.1 Exhibits. Attached hereto are the following exhibits that are incorporated herein by reference.

3.1.1 Exhibit "A". Description of Leases, Interests of the Parties and Designated Representatives.

3.1.2 Exhibit "B". Insurance Requirements.

3.1.3 Exhibit "C". Accounting Procedure.

3.1.4 Exhibit "D". Equal Opportunity Certifications and Agreements.

3.1.5 Exhibit "E". Gas Balancing Agreement.

3.1.6 Exhibit “F”. Memorandum of Joint Operating Agreement.

ARTICLE 4

OPERATOR

4.1 Operator. Devon Energy Production Company, L.P. is hereby designated as Operator.

4.2 Resignation. Operator may resign at any time by giving notice to the Parties. Such resignation shall become effective at 7:00 a.m. on the first day of the month following a period of ninety (90) days after said notice, unless a successor Operator has been selected and has assumed the duties of Operator prior to that date.

4.3 Removal of Operator. In the event (1) Operator becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of creditors or commits any act of bankruptcy or seeks relief under laws providing for the relief of debtors; or (2) a receiver is appointed for Operator or for substantially all of its property and/or affairs; or (3) Operator assigns an interest hereunder which reduces its voting interest to ten percent (10%) or less; or (4) Operator commits a material breach of this Agreement, and fails to cure same after notice of such a breach, Operator may be removed by an affirmative vote of the Parties having a combined Working Interest of at least ninety percent (90%) of the interest remaining after excluding Operator's Working Interest. Such removal shall become effective at 7:00 a.m. on the first day of the month following a period of ninety (90) days after the removal election is exercised unless a successor operator has assumed duties prior to that date.

4.4 Selection of Successor. Upon resignation or removal of Operator, a successor Operator shall be selected by an affirmative vote of the Parties having a combined Working Interest of fifty-one percent (51%) or more; however, if the removed or resigned operator fails to vote or votes only to succeed itself, the successor Operator shall be selected by an affirmative vote of the Parties having a combined Working Interest of fifty-one percent (51%) or more of the remaining Working Interest after excluding the Working Interest of the removed or resigned Operator. In no event shall the resignation or removal of Operator become finally effective unless and until a successor Operator has been selected and assumed its duties.

4.5 Delivery of Property. Prior to the effective date of resignation or removal, Operator shall deliver promptly to successor Operator the possession of everything owned by the Parties pursuant to this Agreement.

ARTICLE 5

AUTHORITY AND DUTIES OF OPERATOR

5.1 Exclusive Right to Operate. Unless otherwise provided, Operator shall have the exclusive right and duty to conduct all operations pursuant to this Agreement.

5.2 Workmanlike Conduct. Operator shall conduct all operations in a good and workmanlike manner, as would a prudent operator under the same or similar circumstances. OPERATOR SHALL NOT BE LIABLE TO THE PARTIES AND THE PARTIES RELEASE OPERATOR FROM ANY CLAIMS OF ANY KIND FOR LOSSES SUSTAINED OR LIABILITIES INCURRED AS A RESULT OF OPERATOR’S PERFORMANCE HEREUNDER, INCLUDING THOSE SUSTAINED OR INCURRED AS A RESULT OF OPERATOR’S NEGLIGENCE OR FAULT, INCLUDING STRICT LIABILITY, BUT EXCLUDING THOSE ARISING FROM OPERATOR’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Unless otherwise provided, Operator shall consult with the Parties and keep them informed of all important matters.

5.3 Liens and Encumbrances. Operator shall endeavor to keep the Lease and equipment free from all liens and encumbrances occasioned by operations hereunder, except those provided for in Article 8.5.

5.4 Employees. Operator shall select employees and determine their number, hours of labor, and compensation. Such employees shall be employees of Operator.

5.5 Records. Operator shall keep accurate books, accounts, and records of operations hereunder which, unless otherwise provided for in this Agreement, shall be available to Non-Operators pursuant to the provisions contained in Exhibit "C".

5.6 Compliance. Operator agrees that it will not knowingly violate any applicable laws, rules, regulations and orders of any governmental agency having jurisdiction over the operations contemplated by this Agreement.

5.7 Drilling. The Operator may have all drilling operations conducted by qualified and responsible independent contractors who are not affiliated with the Operator and are employed under competitive contracts. A drilling contract will be deemed competitive if it:

(a) contains current terms, rates and provisions at the time an AFE is submitted to the Parties for approval, that do not exceed those generally prevailing on the OCS in the Gulf of Mexico for operations involving drilling rigs of an equivalent type, operating in similar environments, and equipped to the Operator's standard conditions which are capable of drilling the proposed well(s) within the time schedule for the operations to be conducted, or

(b) contains terms, rates and provisions that when the contract was entered into did not exceed those then generally prevailing on the OCS in the

Gulf of Mexico involving drilling rigs of an equivalent type, operating in similar environments, and equipped to the Operator's standard conditions which are capable of drilling the proposed well(s) within the time schedule for the operations to be conducted provided such contract was entered into no more than five (5) years before the proposal for such well.

5.8 Reports. Operator shall make reports to governmental authorities that it has a duty to make as Operator and shall furnish copies of such reports to Participating Parties. The costs of gathering and furnishing information not otherwise furnished under Article 5 shall be charged to the Party requesting such additional information. Operator shall give timely written notice to the Parties of all litigation and hearings affecting the Lease or operations hereunder.

5.9 Information to Participating Parties. Operator shall furnish each Participating Party the following information pertaining to each well being drilled:

(a) copy of application for permit to drill and all amendments thereto;

(b) daily drilling reports;

(c) complete report of all core analyses;

(d) copies of any logs or surveys as run;

(e) copies of any well test results, bottom-hole pressure surveys, gas and condensate analyses, or similar information;

(f) copies of reports made to regulatory agencies; and

(g) twenty-four (24) hour notice by telephone to the designated representatives listed in Exhibit "A" of logging, coring and testing operations, and upon written request samples of cuttings and cores marked as to depth, to be packaged and shipped at expense of the requesting party.

5.10 Information to Non Participating Parties. Operator shall furnish to each Non-Participating Party copies of all non-confidential reports made to regulatory agencies.

ARTICLE 6

VOTING AND VOTING PROCEDURES

6.1 Designation of Representatives. The names and addresses of the representative and alternate, who are authorized to represent and bind each Party with respect to operations hereunder, are set forth in Exhibit "A". The designated representative or alternate may be changed by written notice to the other parties.

6.2 Voting Procedures. Unless otherwise provided, any matter requiring approval of the Parties shall be determined as follows:

6.2.1 Voting Interest. Each Party shall have a voting interest equal to its Working Interest or its Participating Interest as applicable.

6.2.2 Vote Required. Proposals requiring approval of the Parties shall be decided by an affirmative vote of one (1) or more Parties having a combined voting interest of fifty percent (50%) or more.

6.2.3 Votes. The Parties may vote at meetings or by: (a) telephone, promptly confirmed in writing to Operator, (b) letter or (c) fax. Operator shall give prompt notice of the results of such voting to each Party.

6.2.4 Meetings. Meetings of the Parties may be called by Operator upon its own motion or at the request of any Party having a voting interest of not less than ten percent (10%). Except in the case of emergency, or except when agreed by unanimous consent, no meeting shall be called on less than fifteen (15) days' advance written notice. Notice of such meeting shall include the agenda of matters to be considered. The representative of Operator shall be chairman of each meeting.

ARTICLE 7

ACCESS

7.1 Access to Lease. Each Party shall have access to the Lease at its sole risk and expense at all reasonable times to inspect the operations and wells in which it participates and the records and data pertaining thereto. EACH PARTY EXERCISING ITS RIGHTS UNDER ARTICLE 7.1 SHALL DEFEND, INDEMNIFY AND HOLD THE OTHER PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, LIABILITIES, DAMAGES AND JUDGMENTS ASSERTED OR IN FAVOR OF ANYONE ARISING OUT OF SUCH EXERCISE, INCLUDING BUT NOT LIMITED TO CLAIMS FOR PERSONAL INJURY, PROPERTY DAMAGE OR DAMAGE TO THE ENVIRONMENT, AND REGARDLESS OF THE NEGLIGENCE OR FAULT (INCLUDING STRICT LIABILITY) OF THE PARTY BEING INDEMNIFIED.

7.3 Confidentiality. The phrase "Confidential Data" as used hereafter shall mean all jointly owned proprietary geophysical, geological, geochemical, drilling or engineering data jointly owned or developed by the Parties relating to operations conducted on the Lease. The term shall also include (but may not be limited to):<

(a) commercial, contractual or financial information relating to the Lease.

(b) analyses, compilations, maps, models, interpretations or other documents that reflect or incorporate Confidential Data

(c) both originals and copies of geological and geophysical data, and well logs and

(d) all other subsurface, seismic and related data acquired or derived from operations conducted pursuant to this Agreement.

Except as provided in Article 7.4 or Article 7.5 and except for necessary disclosures to governmental agencies, no Party shall release any Confidential Data unless agreed to by the Participating Parties. The parties’ obligations under this Article 7.3 shall terminate upon termination of this Agreement.

7.4 Limited Disclosure. Any Party may make Confidential Data available to reputable engineering firms and gas transmission companies for hydrocarbon reserve and other technical evaluations and to financial institutions for study prior to commitment of funds. The Confidential Data made available shall not be removed from the custody or premises of the Party making such data available. Any third party permitted such access shall first agree in writing neither to disclose such data to others nor to use such data except for the purpose for which it is disclosed. A Party may release the following Confidential Data to financial analysts: well depth, well location, well status (e.g. completed, temporarily abandoned, plugged and abandoned), presence or absence of potentially material producible hydrocarbon column, well test results and the anticipated date of first production.

7.5 Affiliates. Despite the provisions of Article 7.3, there shall be no requirement for approval with respect to access of information to subsidiaries, parent or affiliated companies of the Participating Parties.

ARTICLE 8

EXPENDITURES

8.1 Basis of Charge to the Parties. Operator shall pay all costs and each Party shall reimburse Operator in proportion to its Participating Interest. All charges, credits and accounting for expenditures shall be pursuant to Exhibit "C".

The provisions of this Agreement shall prevail in the event of conflict with Exhibit "C".

8.2 Authorization. Operator shall neither make any single expenditure nor undertake any project costing in excess of one Hundred Fifty Thousand Dollars ($150,000) without prior approval of the Parties. Subject to any election provided in Articles 10 and 11, approval of an Exploratory Well or Development Well operation shall include approval of all necessary expenditures through drilling, coring, testing and logging to the objective depth and plugging and abandoning costs if applicable. In the event of an emergency, Operator may immediately make such expenditures that in its opinion are required to deal with the emergency. Operator shall report to the Parties, as promptly as possible, the nature of the emergency and action taken.

8.3 Advance Billings. In addition to any advance billing rights granted to Operator in Exhibit “C,” Operator shall have the right to require each Party to advance its respective share of estimated expenditures contained in an AFE that has been approved by such Party prior to commencement of the operation contemplated by the AFE. Such advance payment shall be due no later than thirty days (30) days prior to the commencement of operations contemplated by the AFE. Failure of a Party to pay amounts owed under this Article 8.3 shall be a condition of default subjecting such party to the provisions of Article 8.7 below.

8.4 Commingling of Funds. Funds received by Operator under this Agreement may be commingled with its own funds.

8.5 Security Rights. In addition to other security rights and remedies provided by law for services rendered or materials and equipment furnished under this Agreement, each Non-Operator grants a lien in, and mortgages, pledges, affects, and hypothecates to Operator, and Operator grants a lien in, and mortgages, pledges, affects, and hypothecates to the Non-Operators, all of its respective rights, title, and interest in and to the following (the “Mortgaged Property”):

(a) the Lease and all accounts, gas imbalance accounts, contract rights, inventory, and general intangibles relating thereto or arising therefrom;

(b) all property and fixtures, moveable or immovable, corporeal or incorporeal, attached to or located on the Lease;

(c) all production from the Lease and the proceeds attributable to the production; and

(d) all personal property, corporeal or incorporeal, used, obtained, or constructed (including, but not limited to, Platforms and Platforms under construction) for use in connection with the Lease and operations thereon; to secure payment of charges against that Party and the performance of the obligations of that Party under this Agreement in the actual amount owed together with interest thereon at the rate set forth in Exhibit “C” or the maximum rate allowed by law, whichever is less, plus attorneys’ fees, court costs, and other related collection costs, all as provided in Exhibit “F.” On request, each Party shall execute, acknowledge, and deliver multiple originals of the Memorandum of Operating Agreement, attached hereto as Exhibit “F.” Any Party may file this Agreement, the Memorandum of Operating Agreement, or both, in any public office it deems appropriate. If a Party does not pay its charges and perform its obligations under this Agreement, and if the failure to pay or perform subjects that Party to foreclosure or execution proceedings under this Agreement, the defaulting Party waives (to the extent allowed by applicable law) (a) all rights of redemption from and after the date of judgment, (b) all required valuations or appraisements of the Mortgaged Property before sale, (c) all rights to stay execution or to require a marshalling of assets, and (d) all requirements for a bond if a receiver is appointed. In addition, to the extent allowed by applicable law, each Party hereby grants the other Parties a power of sale for each Mortgaged Property, such power to be exercised on default in payment or performance under this Agreement, in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice. A Party may use applicable state lien laws to secure the payment and performance obligations of each Party hereunder. Without limiting the generality of the foregoing, to the extent allowed by applicable law, Operator may invoke use of the mechanics’ and materialmen’s lien laws to secure the payment to Operator of any sum due under this Agreement for services performed or materials supplied by Operator. If a Party does not pay the charges when due and until the amount owed has been paid, Operator (or Non-operators, if the defaulting Party is the Operator) shall have, in addition to all rights and remedies to realize upon its security under this Article 8.5, (a) the right of offset, (b) the right to notify the purchaser of the defaulting Party’s share of production about the unpaid charges, (c) the right to collect from the purchaser the proceeds from the sale of the production, and (d) the right to cause the purchaser to withhold or escrow the proceeds from the defaulting Party. Each purchaser may rely on Operator’s (or

Non-operators’, if the defaulting Party is the Operator) statement of the amount owed. A purchaser of production may rely on a notification of default from a non-defaulting Party, stating the amount due as a result of the default. All Parties waive recourse against the purchasers for releasing, withholding, or escrowing production proceeds under this Section 8.5.

8.6 Unpaid Charges. If any Party fails to pay the charges due hereunder within sixty (60) days after rendition of Operator's statement, the other Participating Parties shall, upon Operator's request, pay the unpaid amount in proportion to their interests. Each Party so paying its share of the unpaid amount shall be subrogated to Operator's security rights to the extent of such payment.

8.7 Default. If any Party does not pay its share of the charges when due, Operator may give such Party notice that unless payment is made within fifteen (15) days, such Party shall be in default. Any Party in default shall have no further access to the maps, records, data, interpretations, or other information obtained in connection with operations. A defaulting Party shall not be entitled to vote on any matter until such time as said Party's payments are current. The voting interest of each non-defaulting Party shall be in the proportion its Participating Interest bears to the total non-defaulting Participating Interest. As to any operation approved and/or undertaken during the time a Party is in default, such Party shall be deemed to be a Non-Participating Party, notwithstanding any election by the defaulting Party to the contrary.

ARTICLE 9

NOTICES

9.1 Giving and Receiving Notices. All notices shall be in writing and delivered in person or by U.S. certified mail, overnight courier such as Federal Express or fax; however, if a drilling rig is on location and standby charges are accumulating, such notices shall be given by telephone and immediately confirmed in writing. Notice shall be deemed given only when received by the Party to whom such notice is directed, except that any notice by certified mail or equivalent properly addressed, pursuant to Article 6.1, and with all postage and charges prepaid shall be deemed given seventy-two (72) hours after such notice is deposited in the mail or twenty-four (24) hours after such notice is sent by facsimile (receipt confirmed). Any time period greater than forty-eight (48) hours set forth in this Agreement by the end of which a response or election must be given to a party shall be inclusive of Saturdays, Sundays and legal holidays. Any time period shorter than forty-eight (48) hours shall be exclusive of Saturdays, Sundays and legal holidays.

9.2 Content of Notice. Any notice that requires a response shall indicate the maximum response time specified in Article 9.3. If a proposal involves a Platform or Facility, the notice shall contain a description of same, including location and an AFE showing the estimated costs of fabrication, transportation and installation. If a proposal involves a well operation, the notice shall include the proposed depth, the objective zone or zones to be tested, the surface and bottom-hole locations, applicable details regarding directional drilling, the equipment to be used, and an AFE showing the estimated costs of the operation including all necessary expenditures through installation of the wellhead. If an Exploratory Operation or Development Operation is involved, said estimated costs shall include only those expenditures covering drilling, coring and logging to the objective depth and plugging and abandoning costs if applicable.

9.3 Response to Notices. Each Party's response to a proposal shall be in writing to all other Parties. The maximum response times set forth herein are applicable to notices pursuant to Articles 10, 11, 15 and 16, unless otherwise provided for in said Articles:

9.3.1 Platform Construction. When any proposal for well operations involves the construction of a Platform, each Party shall respond within ninety (90) days after receipt of notice.

9.3.2 Proposal Without Platform. When any proposal for well operations does not require construction of a Platform, each Party shall respond within thirty (30) days after receipt of notice; however, if a drilling rig is on location and standby charges are accumulating, the response shall be made in writing within forty-eight (48) hours after receipt of written notice.

9.4 Failure to Respond. Failure of any Party to respond to a notice within the required period shall be deemed to be a negative response.

ARTICLE 10

EXPLORATORY WELLS

10.1 Operations by All Parties. Any Party may propose an Exploratory Well by notifying the other Parties. If all the Parties agree to participate in drilling the proposed well, Operator shall drill same at their cost and risk. If within ten (10) days after a proposal is submitted to drill a well, a Party submits an alternate location and/or a different projected depth for such well, the Operator shall call a meeting of the Parties to be held within fifteen (15) days of receipt of the counterproposal for the purpose of determining by majority vote in interest which location and/or to which depth the well shall be proposed. (In the event of a tie vote, the Operator shall determine which proposal shall be the proposal for consideration.) In such event, the period for response by each Party of its election whether or not to join in the drilling of such well shall expire fifteen (15) days after the meeting to determine what proposal to consider is held. If a mobile drilling rig is on location when an Exploratory Well is proposed, no Party shall have the right to make alternative Exploratory Well proposals pursuant to this Article 10.1.

10.2 Second Opportunity to Participate. If fewer than all but one (1) or more Parties having a combined Working Interest of fifty percent (50%) or more elect to participate, the Operator shall inform the Parties of the elections made, whereupon any Party originally electing not to participate may then elect to participate by notifying the Operator within forty-eight (48) hours after receipt of such information.

10.3 Final Election to Participate. If fewer than all Parties approve any proposed operation, the Operator, immediately after the expiration of the applicable response time, shall inform the Parties who initially elected to participate of the total interest of the Parties approving such operation. Each Participating Party, within forty-eight (48) hours after receipt of such, shall advise the Operator of its desire to (a) limit participation to such Party's interest as shown on Exhibit "A”; or (b) carry its proportionate part of Non-Participating Parties’ interests, and failure to advise the proposing Party shall be deemed an election under (a), notwithstanding Article 9.4.

10.4 Operations by Fewer Than All Parties. If fewer than all but one (1) or more Parties having a combined Working interest of fifty percent (50%) or more elect to participate in and agree to bear 100% of the cost and risk of drilling the proposed well, Operator shall drill such well for the Participating Parties under this Agreement.

10.4.1 First Exploratory Well. If the first Exploratory Well proposed to be drilled on the Lease is commenced within one hundred eighty (180) days after the date of the last applicable election date, the Parties participating in drilling the first Exploratory Well shall be entitled to receive pro-rata an assignment of the entire interest in the Lease from a Party which did not participate in drilling the well. Such Party not participating in the well hereby agrees to execute and deliver such an Assignment of its interest in the lease within thirty days after such party receives notice that well operations are concluded; provided however, the Assignor therein shall not be relieved of previously incurred obligations hereunder by virtue of such assignment.

10.4.2 Subsequent Exploratory Wells. Should any subsequent Exploratory Well(s) be proposed to be drilled on the Lease after completion of drilling of the first Exploratory Well as proposed, and be commenced within one hundred eighty (180) days after the date of the last applicable election date as provided herein after the notice thereof, any Party not participating in the drilling of such subsequent Exploratory Well shall relinquish all of its interest in such well and the production therefrom, until the Parties participating in the drilling of such well shall have recovered the amounts as provided in Article 12.2.1, except that the percentage of recoupment as provided in Article 12.2.1(a) shall be Six Hundred Percent (600%) of the non-participating Party's share of the cost of drilling any subsequent Exploratory Well. If any Exploratory Well proposed hereunder is not commenced within the time period as prescribed above, the effect shall be as if the proposal had never been made.

10.4.3 Form of Assignment. Any assignment required pursuant to this Article 10.4 shall contain a special warranty of title and shall be free and clear of any royalties (other than the lessor’s royalty), overriding royalties, net profits payments, production payments, liens, mortgages, deeds of trust and other burdens on production, working and/or net revenue interest, except for such burdens as are listed on Exhibit “A” of this Agreement and shall be in a form that is acceptable to the United States of America, Minerals Management Service.

10.5 Course of Action After Drilling to Initial Objective Depth.

10.5.1 Operator’s Recommendation. At such time as an Exploratory Well has been drilled as proposed, Operator shall notify the Participating Parties setting forth Operator's recommendation either to:

(a) conduct additional coring, testing or logging of the formations encountered;

(b) deepen the well;

(c) attempt completion at the Objective Depth;

(d) sidetrack the well to another bottom hole location;

(e) plug back the well and attempt completion at a shallower depth; or

(f) plug and abandon the well.

10.5.2 Response to Operator’s Recommendation. The Participating Parties, within forty-eight (48) hours after receipt of Operator's recommendation, shall respond thereto either by approving it or by making another of the proposals listed in (a)–(f) above. If another proposal is made, the Participating Parties shall have an additional twenty-four (24) hours to respond thereto. If conflicting proposals are made, preference shall be given first to (a) above and next to (b) above and so forth subject to the required vote below. If different depths are proposed for plugging back and attempting completion, preference shall be given first to the deepest depth proposed and then to other depths in ascending order. If different depths are proposed as objectives for deepening, preference shall be given to depths in descending order. Failure of a Participating Party to respond to a proposal shall be deemed a negative response.

10.5.3 Approval to Conduct Operation. If all of the Participating Parties approve a proposal to conduct an operation, then Operator shall conduct the operation at the Participating Parties' costs and risks. If fewer than all but one (1) or more Participating Parties with a combined Working Interest of fifty percent (50%) or more approve an operation proposed pursuant to this provision and agree to bear all costs and risks thereof, other than a proposal to plug and abandon, Operator shall conduct said operation as a Non-Consent Operation for such Parties pursuant to the provisions of Article 12. Upon completion of said operation, the Operator shall notify the Participating Parties setting forth the Operator's recommendations for further operations and the Parties shall again determine the action to be taken by the prescribed vote in the above order of priority. The Participating Parties shall bear their proportionate share of any drilling rig standby charges that may accumulate during the above described election process until the operations to be conducted have been determined.

10.5.4 Failure to Agree. In the event the Participating Parties fail to agree upon further operations after reaching the Objective Depth and the necessary approvals to conduct further operations cannot be obtained, then Operator shall proceed to plug and abandon the well at the expense of the Participating Parties as provided herein.

10.5.5 Election by Non-Participating Parties. Notwithstanding the foregoing, if drilling to the initial objective depth on any Exploratory Well does not result in a well which will be qualified as a Producible Well and the decision is to drill deeper, each original Non-Participating Party shall be notified by the Operator of such decision. Any Non-Participating Party may then agree to participate in the deepening operation by notifying the Operator, within twenty-four (24) hours after receiving notice of the decision. In such event any Non-Participating Party which elects to participate in deepening the well as proposed shall pay its proportionate share of the costs of the well, to the initial objective depth. The foregoing shall not apply to the first Exploratory Well.

10.5.6 Plugging and Abandoning Cost. The Participating Parties shall pay all costs of plugging and abandoning except any costs associated with a subsequent Non-Consent Operation. The participants in a subsequent Non-Consent Operation shall pay any plugging and abandoning costs associated with such operation.

ARTICLE 11

DEVELOPMENT OPERATIONS

11.1 Operation by All Parties. Any Party may propose Development Well operations, including any Platform required by such operations, by notifying the other Parties. If all Parties elect to participate in the proposed operation, Operator shall conduct such operation at their cost and risk.

11.2 Second Opportunity to Participate. If fewer than all but one (1) or more Parties having a combined Working Interest of fifty percent (50%) or more elect to participate, the Operator shall inform the Parties of the elections made, whereupon any Party originally electing not to participate may then elect to participate by notifying the Operator within forty-eight (48) hours after receipt of such information.

11.3 Final Election to Participate. If fewer than all Parties approve any proposed operation the Operator, immediately after the expiration of the applicable response time, shall inform the Parties who initially elected to participate of the total interest of the Parties approving such operation. Each Participating Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and federal holidays) after receipt of such notice, shall advise the Operator of its desire to (a) limit participation to such Party's interest as shown on Exhibit "A”; or (b) carry its proportionate part of Non-Participating Party’s interests, and failure to advise the proposing Party shall be deemed an election under (a), notwithstanding Article 9.4. In the event a drilling rig is on location, the time permitted for such a response shall not exceed a total of forty-eight (48) hours.

11.4 Operations by Fewer Than All Parties. If fewer than all but one (1) or more Parties having a combined Working Interest of less than fifty percent (50%) or more elect to participate in and agree to bear one hundred percent (100%) of the cost and risk of a Development Operation, Operator shall conduct such operation pursuant to Article 12. If such operations are to be conducted from an existing Platform, the election to participate shall be made by one (1) or more Parties having a combined Participating Interest in such Platform of fifty percent (50%) or more.

11.5 Course of Action After Drilling to Initial Objective Depth.

11.5.1 Operator’s Recommendation. At such time as a Development Well has been drilled as proposed, Operator shall notify the Participating Parties setting forth Operator's recommendation either to:

(a) conduct additional coring, testing or logging of the formations encountered;

(b) attempt completion at the Objective Depth;

(c) deepen the well;

(d) sidetrack the well to another bottom hole location;

(e) plug back the well and attempt completion at a shallower depth; or

(f) plug and abandon the well.

11.5.2 Response to Operator’s Recommendation. The Participating Parties, within forty-eight (48) hours after receipt of Operator's recommendation, shall respond thereto either by approving it or by making another of the proposals listed in (a)–(f) above. If another proposal is made, the Participating parties shall have an additional twenty-four (24) hours to respond thereto. If conflicting proposals are made, preference shall be given first to (a) above and next to (b) above and so forth subject to the required vote below. If different depths are proposed for plugging back and attempting completion, preference shall be given first to the deepest depth proposed and then to other depths in ascending order. If different depths are proposed as objectives for deepening, preference shall be given to depths in descending order. Failure of a Participating Party to respond to a proposal shall be deemed a negative response.

11.5.3 Approval to Conduct Operation. If all of the Participating Parties approve a proposal to conduct an operation, then Operator shall conduct the operation at the Participating Parties' costs and risks. If fewer than all but one (1) or more Participating Parties with a combined Working Interest of fifty percent (50%) or more approve an operation proposed pursuant to this provision and agree to bear all costs and risks thereof, other than a proposal to plug and abandon, Operator shall conduct said operation as a Non-Consent Operation for such Parties pursuant to the provisions of Article 12. Upon completion of said operation, the Operator shall notify the Participating Parties setting forth the Operator's recommendations for further operations and the Parties shall again determine the action to be taken by the prescribed vote in the above order of priority. The Participating Parties shall bear their proportionate share of any drilling rig standby charges that may accumulate during the above described election process until the operations to be conducted have been determined.

11.5.4 Failure to Agree. In the event the Participating Parties fail to agree upon further operations after reaching the Objective Depth and the necessary approvals to conduct further operations cannot be obtained, then Operator shall proceed to plug and abandon the well at the expense of the Participating Parties as provided herein.

11.5.5 Plugging and Abandoning Cost. The Participating Parties shall pay all costs of plugging and abandoning except any costs associated with a subsequent Non-Consent Operation. The participants in a subsequent Non-Consent Operation shall pay any plugging and abandoning costs associated with such operation.

11.6 Timely Operations. Operations shall be commenced within one hundred eighty (180) days following the date upon which the last applicable election may be made. If no operations are begun within such time period, the effect shall be as if the proposal had not been made. Operations shall be deemed to have commenced on the day charges are commenced pursuant to the drilling contract, or in the case of an operation requiring construction of a Platform, on the date Operator signs the contract for a new Platform.

11.7 Deeper Drilling. If a Development Well is proposed to be drilled below the deepest producible zone penetrated by a Producible Well, any Party may elect to participate either in the well as proposed or to the base of the deepest producible zone. A Party electing to participate in such well to the base of said zone shall bear its proportionate part of the cost and risk of drilling to said zone including completion or abandonment. All operations below the depth to which such Party agreed to participate shall be governed by Article 12.

ARTICLE 12

NON-CONSENT OPERATIONS

12.1 Operations by Fewer Than All Parties. All Non-Consent Operations shall be conducted at the sole risk and expense of the Participating Parties, in accordance with the following provisions:

12.1.1 Non-Interference. Non-Consent Operations shall not interfere unreasonably with operations being conducted by all parties, provided, however, the foregoing shall not apply to any temporary interference or hindrance of joint account operations, such as the shutting in of a producing well(s) owned by all Parties in order to hook up wells drilled as a Non -Consent Operation.

12.1.2 Multiple Completion Limitation. Non-Consent Operations shall not be conducted in a well having multiple completions unless:

(a) each completion is owned by the same Parties in the same proportions;

(b) the well is incapable of producing in paying quantities from any of its completions; or

(c) all Participating Parties in the well consent to such operations.

12.1.3 Metering. In Non-Consent Operations, production need not be separately metered but may be determined on the basis of well tests.

12.1.4 Non-Consent Well. Operations on a Non-Consent Well shall not be conducted in any reservoir into which a Producible Well has made or could make a completion without approval of each Non-Participating Party unless:

(a) such reservoir shall have been designated in the notice for such Non-Consent Well as an objective sand, formation or target; and

(b) the horizontal distance between the take point in the reservoir in such Non Consent Well and the take point in the reservoir in any existing well will be at least one thousand (1,000) feet if an oil-well completion or two thousand (2,000) feet if a gas-well completion.

12.1.5 Cost Information. Operator shall, within one hundred twenty (120) days after completion of a Non-Consent Well, furnish the Parties an inventory and an itemized statement of the cost of such well and equipment pertaining thereto. Operator shall furnish to the Parties a quarterly statement showing operating expenses, and the proceeds from the sale of production from the well for the preceding month.

12.1.6 Completions. In determining the interests subject to production reversion penalties pursuant to 12.2.1 below, each completion taken in a well shall be considered a separate well.

12.2 Forfeiture of Interest. Upon commencement of Non-Consent Operations, each Non-Participating Party's interest and leasehold operating rights in the Non-Consent Operation and title to production therefrom shall be owned by and vested in each Participating Party in proportion to its Participating Interest or in proportions agreed to by the Participating Parties for as long as the operations originally proposed are being conducted or production is obtained, subject to the following:

12.2.1 Production Reversion Penalties. Such interest, rights and title shall revert to each Non-Participating Party when the Participating Parties have recouped out of the Non-Participating Party's Participating Interest in the proceeds of production from such Non-Consent Operations an amount, which when added to any amounts received under Article 12.5, equals the sum of the following:

(a) Four hundred percent (400%) of the Non-Participating Party's Share of the cost of drilling, completing, recompleting, deepening, deviating, or plugging back each Non-Consent Well, and equipping it through the wellhead connections, reduced by any contribution received under Article 21.1: plus

(b) One hundred fifty percent (150%) of the Non-Participating Party's Share of the cost of Facilities necessary to carry out the operation; plus,

(c) Three hundred percent (300%) of the Non-Participating Party's Share of the cost of any Non-Consent Platform which must be installed to carry out the operation; plus,

(d) One hundred percent (100%) of the Non-Participating Party's Share of the cost of using any Platform already installed as set forth in Article 12.6 below; plus,

(e) Non-Participating Party's Share of the cost of operating expenses, royalties and severance, gathering and production taxes.

12.2.2 Reversion of Rights to Production. Upon the recoupment of all costs listed in (a) through (e) above by the Participating Parties, a Non-Participating Party shall become a Participating Party in such operations.

12.2.3 Failure to Recoup Penalties. If such Non-Consent Operations fail to obtain production or if such operations result in production which ceases prior to recoupment by the Participating Parties of the penalties provided for above, such operating rights shall revert to each Non-Participating Party except that all Non-Consent Wells, Platforms and Facilities shall remain vested in the Participating Parties; however, any salvage in excess of the sum remaining under Article 12.2.1 shall be credited to all Parties. The foregoing shall not apply to a Non-Participating Party’s interest forfeited as a result of an election not to participate in the first Exploratory Well.

12.3 Deepening of Non-Consent Development Well. If any Participating Party proposes to deepen a Non-Consent Development Well, a Non-Participating Party may participate by notifying the Operator within thirty (30) days after receiving the proposal, or within forty-eight (48) hours if a rig is on location and standby charges are being incurred, that it will join in the deepening operation and by paying to the Participating Parties an amount equal to what it would have paid had it initially participated in the well. Thereafter such Non-Participating Party shall be a Participating Party as to such deepening operations, and the provisions of Article 12.2.1(a) shall not be applicable to such Party as to the deepened portion of the well. The initial Participating Parties, however, shall continue to be entitled to recoup out of the proceeds of production from the non-consent portion of the well the full sum specified in Article 12.2.1 applicable to the Non-Consent Well, less the amount paid by a Non-Participating Party pursuant to this Article 12.3.

12.4 Operations from Non-Consent Platforms. A Party that did not originally participate in a Platform shall be a Non-Participating Party as to all operations from such Platform and shall be subject to the provisions of Article 12.2. Reversion shall occur only after the original Participating Parties have recouped the sum set forth in Article 12.2.1 for the Platform and the Non-Consent Operations thereon.

12.5 Discovery or Extension from Mobile Drilling Operations. If a Non-Consent Well is drilled from a mobile drilling rig or floating drilling vessel and results in the discovery of oil or gas or extension of a Producible Reservoir, the recoupment of costs applicable to such well and any well drilled into such

Producible Reservoir shall be governed by Article 12.2 and shall be recovered by the Participating Parties in the following manner:

(a) If such Non-Consent Well is not completed and produced, recoupment shall be out of one-half (1/2) of the Non-Participating Party's share of production from all subsequently completed wells on the Lease which are completed in the Producible Reservoir discovered or extended by such Non-Consent Well and in which the Non-Participating Party in such Non-Consent Well has a Participating Interest.

(b) If such Non-Consent Well is completed and produced, recoupment shall be out of the Non-Participating Party's Share of all production from such Non-Consent Well and one-half (1/2) of the Non-Participating Party's share of production from all subsequently completed wells on the Lease which are completed in the Producible Reservoir discovered or extended by such Non-Consent Well and in which the Non-Participating Party in such Non-Consent Well has a Participating Interest.

12.6 Allocation of Platform Costs to Non-Consent Operations. Non-Consent Operations shall be subject to further conditions as follows:

12.6.1 Charges. If a Non-Consent Well is drilled from a Platform, the Participating Parties in such well shall pay to the Operator for credit to the owners of such Platform a charge for the right to use the Platform and its Facilities as follows:

(a) Such Participating Parties shall pay a sum equal to that portion of the total cost of the Platform, which one Platform slot bears to the total number of slots on the Platform. If the Non-Consent Well is abandoned, the right of Participating Parties to use that Platform slot shall terminate unless such Parties commence drilling a substitute well from the same slot within ninety (90) days after abandonment.

(b) If the Non-Consent Well production is handled through the Facilities, the Participating Parties shall pay a sum equal to that portion of the total cost of such Facilities which one well bears to the total number of wells utilizing the Facilities.

12.6.2 Operating and Maintenance Charges. The Participating Parties shall pay all costs necessary to connect a Non-Consent Well to the Facilities and that proportionate part of the expense of operating and maintaining the Platform and Facilities applicable to the Non-Consent Well. Platform operating and maintenance expenses shall be allocated equally to all well completions served, and operating and maintenance expenses for the Facilities shall be allocated equally to all active well completions.

12.6.3 Payments. Payment of sums pursuant to Article 12.6.1 is not a purchase of an additional interest in the Platform or Facilities. Such payments shall be included in the total amount that the Participating Parties are entitled to recoup out of production from the Non-Consent Well.

12.7 Non-Consent Activity to Maintain Lease. Notwithstanding any other provision hereof, any Party electing not to participate in a Lease Saving Operation shall be deemed to be a Withdrawing Party and the Participating Parties shall be the Remaining Parties subject to the terms and conditions of Article 15 below. If more than one well is drilled, any of which would maintain or extend the Lease or such portions thereof, withdrawal shall not be required from any party participating in any such well.

12.8 Retention of Lease by Non-Consent Well. If a Non-Consent Well is the only well on the Lease that is serving to perpetuate the Lease or portion thereof, within thirty (30) days after expiration of the Lease primary term, each Non-Participating Party in said well shall elect one of the following:

(a) to be deemed a Withdrawing Party subject immediately to the terms and conditions of Article 15 below; or

(b) immediately pay to the Participating Parties its share of well costs or the amount of such costs and penalties remaining to be recovered out of its share of production by the Participating Parties, whichever is lesser, such payment to be credited against the total amount to be recovered.

12.9 Application to Each Lease Separately. It is agreed that for the purposes of Articles 12.7 and 12.8, the word Lease refers to each lease listed in Exhibit "A" separately regardless whether this Agreement applies to multiple leases pursuant to Article 1.1 above.

12.10 Allocation of Costs Between Zones (Single Completion). For the purpose of allocating costs on any well completed in only one zone in which the ownership is not the same for the entire depth or the completion thereof, the cost of drilling, completing, and equipping such well shall be allocated on the following basis:

(a) Intangible drilling, completion, casing string and material costs from the surface to a depth one hundred (100) feet below the base of the completed zone shall be charged to the owners or the Parties participating in that zone.

(b) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth of one hundred (100) feet below the base of the completed zone to total depth shall be charged to the owners or the Parties participating in the costs to total depth.

12.11 Allocation of Costs Between Zones (Multiple Completions). For the purpose of allocating costs on any well completed in dual or multiple zones in which the ownership is not the same for the entire depth or the completion thereof, the cost of drilling, completing, and equipping such well shall be allocated on the following basis:

(a) Intangible drilling, completion, casing string and material costs other than tubing costs, from the surface to a depth one hundred (100) feet below the base of the upper completed zone.

(b) Intangible drilling, completion, casing string, and material costs, other than tubing, from a depth one hundred (100) feet below the base of the upper completed zone to a depth one hundred (100) feet below the base of the second completed zone shall be divided equally between the second and any other zone completed below such depth and charged to the owners thereof or to the Parties participating in each such zone. If the well is completed in additional zones, the costs applicable to each such zone shall be determined and charged to the owners thereof in the same manner as prescribed by the dual zones completion.

(c) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the lower completed zone to total depth shall be charged to the owners or to the Parties participating in the costs to total depth.

(d) Costs of tubing strings serving each separate zone shall be charged to the owners or to the Parties participating in each zone.

(e) For the purposes of allocating tangible and intangible costs between zones that occur at less than one hundred (100) foot intervals, the distance between the base of the upper zone to the top of the next lower zone shall be allocated equally between zones.

12.12 Allocation of Costs Between Zones (Dry Hole). For the purpose of allocating costs on any well determined to be a dry hole, in which the ownership is not the same for the entire depth or the completion thereof, the cost of drilling, plugging and abandoning such well shall be allocated on the following basis:

(a) Costs to drill, plug and abandon a well proposed for completion in single, dual, or multiple zones shall be charged to the Participating Parties in the same manner as if the well were completed as a producing well in all zones as proposed.

(b) Plugging and abandoning of any well following any deepening, completion attempt, or other operation shall be at the sole risk and expense of the Participating Parties in such operation, subject, however, to the provisions of Article 11.6.

12.13 Intangible Drilling and Completion Cost Allocations. For the purposes of allocating costs under Articles 12.10, 12.11 and 12.12, intangible drilling and completion costs, including non-controllable materials costs, shall be allocated between zones, including the interval from the lower completed zones to total depth, on a drilling day ratio basis where the factor for each zone is determined by a fraction for which the numerator is the number of drilling and completion days applicable to that zone and the denominator is the total number of days spent on the well, beginning on the day the rig arrives on location and terminating when the rig is released.

ARTICLE 13

FACILITIES

13.1 Approval. Any Party may propose the installation of Facilities by notice to the other Parties with information adequate to describe the proposed Facilities and the estimated costs. The affirmative vote of one (1) or more Parties having a combined Participating Interest of fifty percent (50%) or more in the wells to be served shall constitute approval which shall be binding on all owners of the wells to be served; however, nothing hereunder shall limit a Party's rights under Article 22.1.

13.2 Contracts. Operator may enter into contracts with independent contractors for the Facilities and, insofar as is reasonable, shall utilize competitive bidding.

13.3 Use of Platforms and Facilities For Lease Production.

13.3.1 Platform and Facilities Terms of Use. In the event joint operations are to be conducted hereunder, or should ______________ elect not to participate in any operation hereunder, the Parties agree to enter into a Platform Use and Production Handling Agreement (PHA) for any existing Platform located on the Lease that will be utilized in said operation and will provide for Devon’s use of such Platform for drilling, producing, and production handling and processing operations on the Lease. The Parties agree to enter into good faith negotiations to establish the fees, terms and conditions of the PHA at such time as such an agreement becomes necessary.

ARTICLE 14

ABANDONMENT AND SALVAGE

14.1 Platform Salvage and Removal Costs. When the Parties owning a Platform mutually agree to dispose of such Platform, it shall be disposed of by the Operator as approved by such Parties. The costs, risks, and net proceeds, if any, resulting from such disposition shall be shared by such Parties in proportion to their Participating Interests.

14.2 Abandonment of Producing Well. Any party who was a Participating Party in the drilling and completion of a well may propose the abandonment of such well by notifying the other Participating Parties. If such proposal receives the unanimous approval of the Participating Parties, the well shall be plugged and abandoned in accordance with the applicable regulations at the cost and risk of the Participating Parties. If any Participating Party fails to respond within the applicable response period, that Participating Party is deemed to have approved the abandonment of the well. If all Participating Parties do not approve abandoning the well, the well shall not be plugged and abandoned. Instead, the Operator shall prepare an estimate of the costs of plugging and abandonment of the well less the estimated salvage value of the well. The Participating Party (s) desiring to abandon the well (an “Abandoning Party”) shall each pay the Operator its share of such estimate. If an Abandoning Party(s)’s share of the estimated salvage value is greater than its share of the estimated costs, the Operator on behalf of the non-abandoning party(s) shall pay to the Abandoning Party(s) an amount equal to this difference. The Abandoning Party(s) shall thereafter have no further right, title or interest in the well and the non-abandoning parties shall assume all liabilities with respect to such well, including the costs to plug and abandon the well. Nothing in the foregoing shall preclude the Operator conducting operations at the expense of the Participating Parties for plugging and abandoning any well required to be plugged and abandoned by statute, regulation or order.

14.3 Assignment of Interest. Each Participating Party desiring to abandon a well pursuant to Article 14.2 shall, effective as of the last applicable election date, assign to the non-abandoning Parties in proportion to their Participating Interests its interest in such well and the equipment therein and its ownership in the production from such well. Any Party so assigning shall be relieved from any further liability with respect to said well.

14.4 Abandonment Operations Required by Governmental Authority. Any well abandonment or Platform removal required by a governmental authority shall be accomplished by Operator with the costs, risks, and net proceeds, if any, to be shared by the Parties owning such well or Platform in proportion to their Participating Interests.

ARTICLE 15

WITHDRAWAL

15.1 Right of Withdrawal: Subject to the limitations specified in this Article, any Party (the "Withdrawing Party") may withdraw from this Agreement by giving prior written notice to all other Parties (the "Remaining Parties") stating its intention to withdraw from continued joint operations under this Agreement. The withdrawal notice shall constitute an unconditional and irrevocable offer by the Withdrawing Party to convey to the Remaining Party(ies) the Withdrawing Party's entire working interest in all of the Leases, the wells and associated Hydrocarbon reserves and production, any and all Platforms and Facilities, and all other property and equipment within the Lease owned under the terms of this Agreement (collectively “the Interest”). The withdrawal notice shall specify an effective date of withdrawal which date shall be at least sixty (60) days but not more than one hundred eighty (180) days after the date of the withdrawal notice.

15.2 Response to Withdrawal: Within thirty (30) days of receipt of the notice of withdrawal, each of the Remaining Parties shall elect in writing either to join in the withdrawal or to remain a Party to this Agreement. Failure to respond to a withdrawal notice shall be deemed an election to remain a Party to this Agreement.

15.3 Unanimous Withdrawal: If all the Parties agree to join in the withdrawal, no assignment of Interests shall take place and the Parties shall be deemed to have decided to abandon all joint operations within the Lease pursuant to Article 14 of this Agreement.

15.4 Acceptance of Withdrawing Interests: If fewer than all Parties agree to join in the withdrawal, then the Remaining Parties must accept an assignment of the Withdrawing Party's Interest. Unless otherwise agreed by the

Remaining Parties, the Withdrawing Party's Interest shall be shared by the Remaining Party(ies) in the proportions which each of their Working Interests (prior to the withdrawal) bear to the sum of the Working Interests of all Remaining Parties (prior to the withdrawal). The Withdrawing Party(ies) shall take all necessary steps to accomplish the withdrawal by the effective date and execute and deliver to the Remaining Party(ies) all necessary instruments to assign its Interest to the Remaining Party(ies). All expenses associated with the withdrawal and the transfer of the Interest shall be borne by the Withdrawing Party(ies).

15.5 Limitation Upon and Conditions of Withdrawal:

15.5.1 Current Operations and Voting: Any Party withdrawing prior to completion of any operations (pursuant to an AFE) on the Lease in which it had previously made an election to participate shall remain fully liable for its share of the AFE. After giving its notification of withdrawal, the Withdrawing Party shall not be entitled to make an election to participate or vote on any matter, other than matters for which the Withdrawing Party retains a financial responsibility.

15.5.2 Prior Expenses: The Withdrawing Party(ies) shall remain responsible for its Working Interest share of any costs of operations, rentals, royalties, taxes, damages or other liability or expense accruing or commencing prior to the effective date of the withdrawal. Prior to the effective date of the withdrawal, the Operator shall render a final statement to the Withdrawing Party(ies) for its share of all identifiable expenses incurred prior to the notice of withdrawal, along with a statement of any deficiency in salvage value. Prior to any withdrawal, a Withdrawing Party, at its sole expense, shall satisfy or provide security satisfactory to the remaining Party(ies) for all obligations and liabilities it has incurred or which are attributable to it prior to the effective date of the withdrawal. Furthermore, any liens, charges and other encumbrances that the Withdrawing Party(ies) placed (or caused to be placed) on its Interest prior to its withdrawal shall be fully satisfied or released prior to its withdrawal (unless the Remaining Parties are willing to accept the Interest subject to such liens). Provided all such expenses (including any deficiency in abandonment costs) have been paid, the notice of withdrawal and the assignments shall be effective upon the specified effective date.

15.5.3 Limitations on Withdrawal. No Party shall be relieved of its obligations hereunder during a blowout, a fire, or other emergency, but may withdraw from this Agreement after termination of such emergency, provided such Party shall remain liable for its share of all costs arising from said emergency.

15.5.4 Abandonment Costs: The Withdrawing Party(ies) shall pay to the Operator for the benefit of the Remaining Party(ies) the Withdrawing Party's pro rata Working Interest share of the estimated current costs of plugging and abandoning all wells and removal of all Platforms, Facilities and other material and equipment serving the Lease, less its pro rata share of the estimated salvage value of the assets at the time of abandonment. Such costs and salvage value shall be prepared by the Operator according with Article IV of Exhibit "C" (Accounting Procedure) and approved by the Remaining Parties.

15.5.5 Confidentiality: A Withdrawing Party shall continue to be bound by the confidentiality provisions of Article 7 after the withdrawal, but, as of the effective date of the withdrawal, shall have no further access to technical information relating to joint operations. The Withdrawing Party shall not be required to return to the Remaining Party(ies) any Confidential Data acquired prior to the effective date of the withdrawal but such Confidential Data shall remain subject to Article 7. The Remaining Party(ies) shall have no obligation of confidentiality to the Withdrawing Party.

ARTICLE 16

RENTALS, ROYALTIES AND OTHER PAYMENTS

16.1 Creation of Overriding Royalty. Any Party whose interest in the Lease is encumbered by an overriding royalty or other burden shall hold all other Parties free and harmless from such encumbrances. If any Party hereto shall create any overriding royalty, production payment or other burden against its Working Interest and if any other Party or Parties shall conduct Non-Consent Operations pursuant to any provisions of this Agreement and, as a result, become entitled to receive Working Interest production otherwise belonging to said Non-Participating Party, the Party entitled to receive the Working Interest production of the Non-Participating Party shall receive the production free and clear of burdens against such production which may have been created and the Non-Participating Party creating such subsequent burden shall save the Participating Party or Parties harmless with respect to said burden or burdens and will bear same at his own expense.

16.2 Payment of Rentals and Minimum Royalties. Operator shall pay in a timely manner all rentals, minimum royalties, or similar payments accruing under the terms of the Lease and submit evidence of each such payment to the Parties. Operator shall not be held liable to the other Parties in damages for the loss of the Lease or interest therein if, through mistake or oversight, any rental, minimum royalty, or other payment is not paid or is erroneously paid.

16.3 Non-Participation in Payments. Should any Party elect not to pay its share of any rental, minimum royalty, or similar payment, such Party shall notify the other Parties at least sixty (60) days prior to the date on which such payment is due; and, in this event, Operator shall make such payment for the benefit of all the Participating Parties. In such event the Non-Participating Party shall, upon the request of the Participating Parties, assign to them such portions of its interest in the Lease as would be maintained by such payment. Unless otherwise agreed, such assigned interest shall be owned by each Participating Party in proportion to its Participating Interest.

16.4 Royalty Payments. Each party hereto shall be responsible for and shall separately bear and properly pay or cause to be paid all royalties due on production that it actually takes (regardless of its entitlement share) and on its share of any production used, consumed, or lost on the Lease. During such time as the Participating Parties in an operation in which fewer than all the Parties have participated are entitled to receive the Non-Participating Party's share of production, the Participating Parties shall bear the lease royalty due with respect to such share of production and shall hold the Non-Participating Parties harmless from liability for such royalty.

16.5 Federal Offshore Oil Pollution Compensation Fund Fee. Each Party agrees to pay and bear the Federal Offshore Oil Pollution Compensation Fund Fee payable on its share of oil produced, such fee being required by Article 302 of the Outer Continental Shelf Lands Act Amendment of 1978 and any regulation lawfully promulgated pursuant thereto; provided, however, should the oil owned by a Party be reported by another Party in the applicable reporting form, it shall be the obligation of such reporting Party and such reporting Party is specifically authorized to and agrees to pay the Federal Offshore Oil Pollution Compensation Fund Fee on those volumes which it reports for the benefit of the non-reporting party, and such reporting Party may charge such non-reporting Party for the payments so made.

ARTICLE 17

TAXES

17.1 Property Taxes. Operator shall render property covered by this Agreement as may be subject to ad valorem taxation, and shall pay such property taxes for the benefit of each Party. Operator shall charge each Party its share of such tax payments.

17.2 Contest of Property Tax Valuation. Operator shall timely and diligently protest to a final determination any valuation it deems unreasonable. Pending such determination, Operator may elect to pay under protest. Upon final determination, Operator shall pay the taxes and any interest, penalty, or cost accrued as a result of such protest. In either event, Operator shall charge each Party its share.

17.3 Production and Severance Taxes. Each Party shall pay, or cause to be paid, all local, state and federal production and production related, severance and excise taxes, due on any production that it received pursuant to the terms of this Agreement.

17.4 Other Taxes and Assessments. Operator shall pay other applicable taxes (other than income taxes) or assessments and charge each Party its share.

ARTICLE 18

INSURANCE

18.1 Insurance. Operator shall obtain the insurance required to be purchased by Operator provided in Exhibit "B" and charge each Party its proportionate share of the cost of such coverage. Each Party agrees to obtain at its own expense the insurance required to be purchased by the Parties in Exhibit “B.”

ARTICLE 19

LIABILITY, CLAIMS AND LAWSUITS

19.1 Individual Obligations. The obligations, duties and liabilities of the Parties shall be several and not joint or collective; and nothing contained herein shall ever be construed as creating a partnership of any kind, joint venture, association, or other character of business entity recognizable in law for any purpose.

19.2 Mortgages and Liens. No Party shall create a lien, mortgage, deed of trust or similar encumbrance on the Lease without consent of the Operator. Any such encumbrance shall be subordinated by its express terms to this Agreement (including but not limited to Article 8.5), the Lease and any other agreement into which the Parties have entered jointly in connection with development of the Lease.

19.3 Notice of Claim or Lawsuit. If a claim is made against any Party or if any Party is sued on account of any matter arising from operations hereunder, such Party shall give prompt written notice to the other Parties. Operator shall thereafter defend the claim on behalf of the joint account regardless whether or not Operator has also been named as a party to the claim or suit.

19.4 Settlements. Operator may settle any single damage claim or suit involving operations hereunder if the expenditure (excluding attorney’s fees and related costs) does not exceed One Hundred Thousand Dollars ($100,000.00) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds such amount, the Parties shall determine the further handling of the claim or suit.

19.5 Legal Expense. Operator shall be entitled to retain outside counsel and incur related costs at the expense of the joint account to defend itself against claims arising out of joint operations conducted pursuant to this Agreement. Operator shall notify each Party of its choice of outside counsel within thirty days after retention of such counsel. Operator’s rights pursuant to this Article 19.4 shall not infringe upon any Party’s right to retain separate counsel to represent such Party at such Party’s separate expense. In that event, a Party shall still be liable for it’s pro rata share of legal expenses incurred by Operator in its defense of a claim.

19.6 Liability for Losses, Damages, Injury or Death. Liability for losses, damages, injury, or death arising from operations under this Agreement shall be borne by the Parties in proportion to their Participating Interests in the operations out of which such liability arises, except when such liability results from the gross negligence or willful misconduct of Operator, in which case Operator shall be liable to the extent of its gross negligence or intentional misconduct.

19.7 Indemnification For Non-Consent Operations. THE PARTICIPATING PARTIES SHALL DEFEND, INDEMNIFY AND HOLD THE NON-PARTICIPATING PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, LIABILITIES, DAMAGES AND

JUDGMENTS (“CLAIMS”) ARISING OUT OF OR RELATED TO THEIR NON-CONSENT OPERATIONS, REGARDLESS OF THE NON-PARTICIPATING PARTY’S(IES’) NEGLIGENCE OR FAULT (INCLUDING STRICT LIABILITY), BUT EXCLUDING ANY CLAIMS ARISING OUT OF THE NON-PARTICIPATING PARTY’S(IES’) GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

ARTICLE 20

INTERNAL REVENUE PROVISION

20.1 Internal Revenue Provision.

(a) Notwithstanding any provisions herein that the rights and liabilities hereunder are several and not joint or collective or that this Agreement and the operations hereunder shall not constitute a partnership, if for Federal income tax purposes this Agreement and the operations hereunder are regarded as a partnership, then for Federal income tax purposes each Party elects to be excluded from the application of all provisions of Subchapter K, Chapter 1, Subtitle A, Internal Revenue Code of 1986, as permitted and authorized by Section 761 of said Code and the regulations promulgated thereunder. Operator is hereby authorized and directed to execute on behalf of each Party such evidence of this election as may be required by the Federal Internal Revenue Service including specifically, but not by way of limitation, all of the returns, statements, and data required by Federal Regulations 1.761.2. Should there be any requirement that each Party further evidence this election, each Party agrees to execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service. Each Party further agrees not to give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax law of the United States of America or any state contains provisions similar to those contained in Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, under which an election similar to that provided by Section 761 of said Subchapter K is permitted each Party makes such election or agrees to make such election as may be permitted by such laws. In making this election, each Party states that the income derived by it from the operations under this Agreement can be adequately determined without the computation of partnership taxable income.

ARTICLE 21

DISPOSITION OF PRODUCTION

21.1 Facilities to Take in Kind. Any Party shall have the right, at its sole risk and expense, to construct Facilities for taking its share of production in kind, provided that such Facilities at the time of installation do not interfere with continuing operations on the Lease.

21.2 Taking Production in Kind. Each Party shall have the right and obligation to take in kind or separately dispose of its share of the oil and/or condensate and gas produced and saved from the Lease as set forth in this Agreement.

21.3 Failure to Take Liquids in Kind. If any Party fails to take in kind or dispose of its share of the oil and/or condensate, Operator shall have the option, but never the obligation, either to:

(a) purchase oil and/or condensate at Operator's posted price or, in the absence of a posted price, at the price prevailing in the area for oil and/or condensate of the same kind, gravity, and quality; or

(b) sell such oil and/or condensate to others at the best price obtainable by Operator, subject to revocation at will by the non-taking Party. The said option by Operator may be exercised only upon written consent of the non-taking Party. All contracts of sale by Operator of any Party's share of oil and/or condensate shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall any contract be for a period in excess of one (1) year. Proceeds of all sales made by Operator pursuant to this Article shall be paid to the Parties entitled thereto. Unless required by governmental authority or judicial process, no Party shall be forced to share an available market with any non-taking Party.

21.4 Expenses of Delivery in Kind. Any cost incurred by Operator in making delivery of any Party's share of oil and/or condensate and gas, or disposing of same pursuant to Article 22.3, shall be borne by such Party.

21.5 Failure to Take Gas In Kind. If any Party fails to take in kind or dispose of its share of the natural gas as set forth in this Agreement, then the terms and conditions of the gas balancing agreement attached hereto as Exhibit "E" shall govern the rights of the Parties with respect to such failure.

ARTICLE 22

APPLICABLE LAW

22.1 Applicable Law. This Agreement shall be interpreted according to the laws of the State of Texas without giving any effect to conflicts of laws principles that might require the application of the law of some other jurisdiction.

ARTICLE 23

LAWS, REGULATIONS AND NONDISCRIMINATION

23.1 Laws and Regulations. This Agreement and operations hereunder are subject to all applicable laws, rules, regulations, and orders, and any provision of this Agreement found to be contrary to or inconsistent with any such law, rule, regulation, or order shall be deemed modified accordingly.

23.2 Nondiscrimination. In the performance of work under this Agreement, the Parties agree to comply, and Operator shall require each independent contractor to comply, with the governmental requirements set forth in Exhibit "D" and with all of the provisions of Article 202(1) to (7), inclusive, of Executive Order No. 11246, as amended.

ARTICLE 24

FORCE MAJEURE

24.1 Force Majeure. All obligations imposed by this Agreement on each Party, except for the payment of money, shall be suspended while compliance is prevented, in whole or in part, by a labor dispute, fire, flood, war, civil disturbance, or act of God; by laws; by governmental rules, regulations, or orders; by inability to secure materials; or by any other cause, whether similar or dissimilar, beyond the reasonable control of the said Party; provided, however, that performance shall be resumed within a reasonable time after such cause has been removed; and provided further that no Party shall be required against its will to settle any labor dispute.

24.2 Notice. Whenever a Party's obligations are suspended under Article 24.1, such Party shall immediately notify the other Parties and give full particulars of the reason for such suspension.

ARTICLE 25

SUCCESSORS AND ASSIGNS, PREFERENTIAL RIGHT TO PURCHASE AND TRANSFERS OF INTEREST

25.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, representatives and assigns and shall constitute a covenant running with the Lease.

25.2 Preferential Right to Purchase. Should any Party desire to sell, farmout, or otherwise dispose of all or any part of its interest in the Lease, it shall promptly give written notice to the other Parties hereto, with full information concerning its proposed sale, farmout or other deposition, which shall include the name and address of any prospective purchaser (who must be ready, willing and able to purchase), the purchase price, and all other terms of the offer. The other Parties hereto shall then have an optional prior right, for a period of thirty (30) days after receipt of the notice, to acquire the interest on the same terms and conditions, all of the interest which the selling Party proposes to sell, farmout or otherwise dispose of; and if this optional right is exercised, the purchasing Parties shall share the interest in the proportions that the interest of each bears to the total interest of all acquiring parties. Provided however, the foregoing optional right shall not exist or apply when a Party proposes to mortgage its interest, or to dispose of its interest by merger, reorganization, consolidation, or sale of all or substantially all of its assets to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which any one party owns a majority of the stock.

25.3 Transfer of Interest. Subject to the provisions of Article 25.5 hereof, a Party may sell, transfer or assign all or any part of its interest in the lease, provided that:

(a) Any such sale, transfer or assignment shall be made only to a financially responsible Party or Parties.

(b) Such Party shall give the other Parties written notice of such sale, transfer or assignment at least thirty (30) days prior to executing any instrument(s) evidencing the sale, transfer or assignment (such notice to include the name of each proposed transferee and the interest(s) to be transferred).

(c) Such Party shall incorporate in each instrument evidencing the sale, transfer or assignment a provision making the same expressly subject to this Operating Agreement and shall obtain (and furnish to the other Parties)

such transferee's written consent to be bound by all the provisions of this Operating Agreement. Assignor shall remain liable as guarantor for the obligations assumed by any of its assignees for a period of five years from the date of that such assignments become effective.

25.4 Assignments. Any assignment, vesting, or relinquishment of interest between the Parties shall be without warranty of title.

25.5 Consent to Assign. A Party may not sell, transfer, farm out, assign, or otherwise dispose of all or part of its interest in the Lease without the prior written consent of the other Parties, unless:

(a) the transferee is financially capable of assuming the obligations hereunder and, in accordance with Article 25.5(c), the transferor furnishes the Parties with proof of such financial capability that, in the case of Outer Continental Shelf leases, shall be proof that the transferee is currently qualified by the Minerals Management Service, an agency of the United States Department of the Interior, or a successor agency having jurisdiction (hereinafter "MMS"), to own Outer Continental Shelf leases and that the transferee has on file with the MMS the appropriate lessee and Operator bonds;

(b) transferee agrees in writing to assume all obligations and liabilities under this Agreement related to the interest acquired; and

(c) the transferor has given the other Parties written notice of the transfer at least fifteen (15) days before the date of the transfer, such notice to include the name of each proposed transferee, a description of the interests to be transferred, and the proof set forth in Article 25.5(a).

The requirements of this Article 25.5 shall not apply to a merger, consolidation, reorganization, sale or transfer to an Affiliate, a mortgage by a Party of its interest in the Lease, a sale of all, or substantially all, of a Party's domestic exploration and production properties, a transfer or disposition between the Parties hereto, or any conveyance of a production payment (volumetric or otherwise) created out of all or any part of the interest of such Party in part or all of the Lease executed as further security for the debt secured by that security device, or any assignment of an overriding royalty interest in and to part or all of the Lease.

ARTICLE 26

TERM

26.1 Term. This Agreement shall remain in effect so long as a Lease remains in effect and thereafter until (a) all wells have been abandoned and plugged or turned over to the Parties owning an interest in the Lease on which the wells are located; (b) all Platforms, Facilities, and equipment have been disposed by the Operator in accordance with Article 14; (c) all claims in Article 19 have been settled or otherwise disposed of; and (d) there has been a final accounting and settlement. Termination of this Agreement shall not relieve a Party of a liability or obligation accrued or incurred before termination and is without prejudice to all continuing confidentiality obligations or other obligations in this Agreement.

ARTICLE 27

EXECUTION

27.1 Counterpart Execution. This Agreement may be executed by signing the original or a counterpart thereof. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all the Parties had signed the same instrument; provided however, none of said counterparts shall be binding until all Parties have executed a counterpart hereof.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the dates shown below, but effective as of the date first hereinabove written.

OPERATOR:

DEVON ENERGY PRODUCTION COMPANY, L.P.

By: __________________________________

Name:__________________________________

Title:__________________________________

WITNESSES:

________________________

Printed Name of Witness

WITNESSES:

________________________

Printed Name of Witness

NON-OPERATOR:

______________________________

By: __________________________________

Name:__________________________________

Title:__________________________________

WITNESSES:

________________________

Printed Name of Witness

WITNESSES:

________________________

Printed Name of Witness

Exhibit “A”

Description of Leases, Interests of the Parties and Designated Representatives

Attached to and made a part of that certain Offshore Operating Agreement dated _____, 200_, by and between Devon Energy Production Company, L.P. and ____________________, covering ________ Block ____ (OCS-G ______)

I. The Operating Agreement covers the following described Leases:

II. The Owners of the Leases and their percentage interests are as follows:

Owner                                             Percentage Interests

Devon Energy

Production Company, L.P.                     50.00000%

________________________            50.00000%

Ill. The Operator for the Leases covered by the Agreement shall be:

Devon Energy Production Company, L.P.

IV. Notification addresses are as follows:

Operator:

Devon Energy Production Company, L.P.

1200 Smith Street

Houston, Texas 77002

Attn: Mark K. Gress

Telephone: 713-286-5858

Fax: 713-286-5737

Non-Operator:

EXHIBIT "B"

Attached to and made a part of that certain Offshore Operating Agreement dated _____, 2005, by and between Devon Energy Production Company, L.P. and ____________________ covering ___________ Area, Block ___, OCS-G _____.

INSURANCE REQUIREMENTS

1. Operator shall obtain and charge the joint account for insurance as follows:

(a) Insurance which shall comply with all applicable workmen's compensation and occupational diseases' laws and which shall cover all employees of Operator engaged in operations under this Agreement; Employers Liability insurance shall be provided with a limit of $1,000,000 per occurrence. Policy shall be specifically endorsed to include coverage under the U.S. Longshore and Harbor Worker's Compensation, including the Outer Continental Shelf Lands Act, Full Maritime Endorsement, including Jones Act, Unseaworthiness, Death on the High Seas Act and the General Maritime Laws for all employees including coverage for transportation, wages, maintenance and care. Also coverage should be amended to provide for Voluntary Compensation Endorsement, In Rem Endorsement, Borrowed Servant Endorsement, Alternate Employer Endorsement, and All States Endorsement.

(b) Operator may be self-insured for liability under said compensation laws in which event the Joint Account shall be charged an amount equivalent to the premium which would have been paid had such insurance been obtained, and that a Party conducting operations for less than all of the parties hereto may be self-insured for liability under said compensation laws. All such Workmen's Compensation and/or Employer's Liability Insurance Policies shall name Parties as "Alternate Employers" for suits brought by operators, employees and waive all rights of subrogation against the Parties to this agreement.

(c) Operator shall not carry physical damage insurance on jointly owned property, it being understood and agreed that each party will be responsible for its own interest in such properties and will assume its portion of any loss that occurs. Each party hereby waives its rights of recovery against all other parties to the Agreement and agrees that all insurance policies covering its interest in the jointly owned property will be suitably endorsed to effectuate this waiver. Operator shall promptly notify non-operators in writing of all losses involving damage to a jointly owned property in excess of $10,000.00.

2. At all times while operations are being conducted hereunder, each Party shall obtain and maintain at all times at its own expense the following types of insurance:

(a) Comprehensive General Liability: Such insurance shall have the following limits of liability:

i. Bodily Injury - $1,000,000.00 per person/ $2,000,000.00 per occurrence.

ii. Property Damage - $1,000,000.00 per occurrence/ $2,000,000.00 aggregate.

(b) Blanket Charterers' Legal Liability and Cargo Legal Liability: Such insurance shall have a limit of liability of not less than $1,000,000.00.

(c) Control of Well Insurance: Such insurance shall be in the minimum amount of $50,000,000.00 for Operators Extra Expense (or equivalent well control and re-drill coverage), plus $75,000,000.00 for seepage and pollution coverage in compliance with the OCSLA 1978 and Oil Pollution Act of 1990 requirements.

(d) Umbrella or Excess Liability Insurance: Such insurance shall be in the amount of $25,000,000.00, excess of all primary limits, covered by Items (a) through (b), above.

(e) Each Party shall submit certificates of insurance reflecting satisfaction of the foregoing requirements within thirty (30) days of the execution hereof, but in no event later than ten (10) days before commencing operations on any well. Should any of the above described insurance policies be canceled or if a material change to coverage is prevalent before the expiration date thereof, the issuing insurance company will mail to each Party thirty (30) days advanced written notice of such cancellation or change in coverage.

3. Operator shall require all contractors engaged in operations under this Agreement to comply with the applicable workmen's compensation and occupational disease laws and to maintain such other insurance as the Operator deems necessary.

EXHIBIT "C"

Attached to and made a part of that certain Offshore Operating Agreement dated _______________, 200_, by and between Devon Energy Production Company, L.P., as Operator, and ____________________, as Non-Operator, covering and affecting _________________________ Area, Block _____, OCS-G ______, offshore ____________, Gulf of Mexico.

ACCOUNTING PROCEDURE

OFFSHORE JOINT OPERATIONS

I. GENERAL PROVISIONS

1. Definitions

"Joint Property" shall mean the real and personal property subject to the Agreement to which this Accounting Procedure is attached.

"Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

"Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

"Operator" shall mean the party designated to conduct the Joint Operations.

"Non-Operators" shall mean the Parties of this Agreement other than the Operator.

"Parties" shall mean Operator and Non-Operators.

"First Level Supervisors" shall mean for the purposes of the Agreement, those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor who are directly employed on the Joint Property. The First Level Supervisor does not have to be housed directly in the field for which he/she supervises.

"Technical Employees" shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

"Personal Expenses" shall mean travel and other reimbursable expenses of Operator's employees.

“Material” shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

"Controllable Material" shall mean Material that at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies.

"Shore Base Facilities" shall mean onshore support facilities that during drilling, development, maintenance and producing operations provide such services to the Joint Property as receiving and transshipment point for supplies, materials and equipment; debarkation point for drilling and production personnel and services; communication, scheduling and dispatching center; other associated functions benefiting the Joint Property.

"Offshore Facilities" shall mean platforms and support systems such as oil and gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of offshore operations.

2. Statements and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits, summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3. Advances and Payments by Non-Operators

A. In addition to any rights to require advance payment granted to Operator in the Agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month's operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B. Each Non-Operator shall pay its proportion of all bills within fifteen (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Chase Manhattan Bank, New York, New York on the first day of the month in which delinquency occurs plus 3% or the maximum contract rate permitted by the applicable usury laws of the jurisdiction in which the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

4. Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements (including Payout Status Statements) rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from (i) a physical inventory of Controllable Material as provided for in Section V; (ii) a government/regulatory audit, and (iii) working interest ownership changes.

5. Audits

A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report. Subsequently, at least at 90-day intervals, the Non-Operator and the Operator should exchange substantive replies in order to come to a mutually agreeable resolution of the audit exceptions. After a period of 18 months if no resolution has been forthcoming, the lead audit company or Operator may call an audit exception conference for the purpose of resolving audit issues/exceptions that are outstanding. The meeting will require one month's advance written notice to Operator and all audit participants, and will be held at the Operator's office or other mutually agreeable location, and require the attendance of representatives of Operator and each audit participant responsible for the areas in which the exceptions are based and who have the authority to resolve issues on behalf of their company. Any party who fails to attend the resolution conference shall be bound by any resolution reached at the conference. The lead audit company will coordinate the response/position of the Non-Operators and continue to maintain its traditional role throughout the audit resolution process. Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information supporting its position. An audit resolution conference may be held as often as agreed to by the parties. Issues unresolved at one conference can be discussed at subsequent conferences until each such issue/exception is resolved.

6. Approval by Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1. Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

2. Labor

A. (1) Salaries and wages of Operator's field employees directly employed on the Joint Property in the conduct of Joint Operations.

(2) Salaries and wages of Operator's employees directly employed on Shore Base Facilities or other Offshore Facilities serving the Joint Property if such costs are not charged under Paragraph 7 of this Section II.

(3) Salaries of First Level Supervisors in the field.

(4) Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the Overhead rates.

(5) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II. Such costs under this Paragraph 2B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II.

D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II.

3. Employee Benefits

Operator's current costs of established plans for employee's group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies (COPAS).

4. Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

5. Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is less than the amount most recently recommended by COPAS.

6. Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 9 of Section II and Paragraphs i and ii of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel directly engaged in the operation of the Joint Property shall be charged to the Joint Account if such charges are excluded from the overhead rates.

7. Equipment, Facilities and Affiliate Services Furnished by Operator

A. Operator shall charge the Joint Account for use of Operator owned equipment and facilities, including Shore Base and/or Offshore Facilities, at rates commensurate with costs of ownership and operation. Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation and interest on gross investment less accumulated depreciation not to exceed twelve percent (12%) per annum. In addition, for platforms only, the rate may include an element of the estimated cost of dismantlement. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property. If any Affiliate Services are utilized, the Operator must maintain auditable records to support all affiliate charges to the Joint Account. Such charges shall be subject to the same audit requirements provided for Operator's charges in Section I paragraph 5.

B. In lieu of charges in Paragraph 7A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association, or other such organization recognized by COPAS.

8. Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other causes, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after the report thereof has been received by Operator.

9. Legal Expense

Expense of handling, investigating and settling litigation or claims, discharging of liens, payments of judgments and amounts paid for settlement of claims incurred in or resulting from operations under the Agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

10. Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

11. Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted at offshore locations in which Operator may act as self insurer for Workers' Compensation and Employers' Liability and Offshore Business Interruption Insurance, Operator may include the risk under its self insurance program in providing coverage under State and Federal laws and charge the Joint Account at Operator's cost not to exceed manual rates.

12. Communications

Costs of acquiring, leasing, installing, operating, repairing and maintaining communication systems including radio and microwave facilities between the Joint Property and the Operator's nearest Shore Base Facility. In the event communication facilities systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 7 of this Section II.

13. Ecological, Environmental and Safety

A. Costs incurred for the benefit of the Joint Property as a result of statutory regulations for archaeological and geophysical surveys relative to identification and protection of cultural resources and/or other environmental or ecological surveys as may be required by the Minerals Management Service or other regulatory authority. Also, costs to provide or have available pollution containment and removal equipment plus costs of actual control and cleanup and resulting responsibilities of oil spills as required by applicable laws and regulations.

B. Safety costs for the benefit of Joint Property to conduct/implement safe operational practices/guidelines as a result of laws, rules, regulations, or orders or as recommended for voluntary compliance. Examples are the requirements mandated by the Occupational Safety and Hazards Act (OSHA), Safety and Environmental Management Program (SEMP), Process Safety Management (PSM), and/or requirements that may be mandated/recommended by similar programs or by other current or successor regulatory agencies. Similarly, costs incurred by the Operator as deemed appropriate for prudent operations are also chargeable under this provision.

C. Safety accomplishment awards for personnel chargeable to the Joint Account:

( X ) Shall be chargeable to the Joint Account

( ) Shall not be chargeable to the Joint Account

14. Abandonment and Reclamation

Costs incurred for abandonment and reclamation of the Joint Property, including costs required by governmental or other regulatory authority.

15. Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.

III. OVERHEAD

As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge the Joint Account in accordance with this Section III.

Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

i. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property

( ) shall be covered by the overhead rates.

(X) shall not be covered by the overhead rates.

ii. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property

(X) shall be covered by the overhead rates unless covered by an approved AFE or other specific agreement..

( ) shall not be covered by the overhead rates.

1. Overhead - Drilling and Producing Operations

As compensation for overhead incurred in connection with drilling and producing operations, Operator shall charge on either:

( ) Fixed Rate Basis, Paragraph 1A, or

(X) Percentage Basis, Paragraph 1B

A. Overhead - Fixed Rate Basis

(1) Operator shall charge the Joint Account at the following rates per well per month:<

Drilling Well Rate __________ (Prorated for less than a full month)

Producing Well Rate ________

(2) Application of Overhead - Fixed Rate Basis for Drilling Well Rate shall be as follows:

(a) Charges for drilling wells shall begin on the date when drilling or completion equipment arrives on location and terminate on the date the drilling or completion equipment moves off location or rig is released, whichever occurs first, except that no charge shall be made during suspension of drilling operations for fifteen (15) or more consecutive calendar days.

(b) Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through the date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(3) Application of Overhead - Fixed Rate Basis for Producing Well Rate shall be as follows:

(a) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

(b) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

(c) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

(d) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

(e) All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

(4) The well rates shall be adjusted as of the first day of April each year following the effective date of the Agreement; provided however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment shall be computed by applying the adjustment factor most recently published by COPAS. The adjusted rates shall be the initial or amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the effective date of such rates, in accordance with COPAS MFI-47 (“Adjustment of Overhead Rates”).

B. Overhead - Percentage Basis

(1) Operator shall charge the Joint Account at the following rates:

(a) Development

Three Percent (3%) of cost of Development of the Joint Property exclusive of costs provided under Paragraph 9 of Section II and all salvage credits.

(b) Operating

Thirteen Percent (13%) of the cost of Operating the Joint Property exclusive of costs provided under Paragraphs 1 and 9 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

(2) Application of Overhead - Percentage Basis shall be as follows:

For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, or deepening of any or all wells, and shall also include any remedial operations requiring a period of five (5) consecutive work days or more on any or all wells; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as Operating except that catastrophe costs shall be assessed overhead as provided in Section III, Paragraph 3.

2. Overhead - Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or costs incurred for the abandonment and reclamation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for Overhead based on the following rates for any Major Construction project in excess of $ 100,000.

A. If the Operator absorbs the engineering, design and drafting costs related to the project:

(1) ____6____ % of total costs if such costs are more than $ 100,000 but less than $500,000; plus

(2) ____5____ % of total costs in excess of $500,000 but less than $1,000,000; plus

(3) ____4____ % of total costs in excess of $1,000,000.

B. If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

(1) ____5____ % of total costs if such costs are more than $ 100,000 but less than $500,000; plus

(2) ____4____ % of total costs in excess of $500,000 but less than $1,000,000; plus

(3) ____3____ % of total costs in excess of $1,000,000.

Total costs shall mean the gross cost of any one project. For the purposes of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

On each project, Operator shall advise Non-Operator(s) in advance which of the above options shall apply. In the event of any conflict between the provisions of this paragraph and those provisions under Section II, Paragraph 2 or Paragraph 6, the provisions of this paragraph shall govern.

3. Overhead - Catastrophe

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

(1) ____5____ % of total costs through $500,000; plus

(2) ____3____ % of total costs in excess of $500,000 but less than $1,000,000; plus

(3) ____2____ % of total costs in excess of $1,000,000

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4. Re-negotiation of Rates

The Overhead rates provided for in this Section III may be re-negotiated from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator's option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1. Purchases

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2. Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A. New Material (Condition A)

(1) Tubular Goods Other than Line Pipe

(a) Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000-pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio, and casing from Youngstown, Ohio.

(b) For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000-pound Oil Field Haulers Association interstate truck rate shall be used.

(c) Special end finish tubular goods shall be priced at the lowest published out of stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

(d) Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out of stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

(2) Line Pipe

(a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(1) (a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(b) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, , plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(c) Line pipe 24 inch OD and over and 3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

(d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

(3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

(4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(1) and (2).

B. Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning:

(1) Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A.

(2) Material used on and moved from the Joint Property

(a) At seventy-five percent (75%) of current new price, as determined by paragraph A, if Material was originally charged to the Joint Account as new Material or

(b) At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material.

(3) Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A.

The cost of reconditioning, if any, shall be absorbed by the transferring property.

C. Other Used Material

(1) Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

(2) Condition D

Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

(a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

(b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g., power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis.

(3) Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

D. Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E. Pricing Conditions

(1) Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25¢) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(4). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

(2) Material involving erection costs shall be charged at applicable percentage of the current knocked down price of new Material.

3. Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4. Warranty of Material Furnished By Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1. Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2. Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3. Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4. Expense of Conducting Inventories

A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

EXHIBIT “D”

Attached to and made a part of that certain Offshore Operating Agreement dated __________, 2005, by and between Devon Energy Production Company, L.P. and ________________________, covering and affecting _____________________ Area, Block ____, OCS-G ______.

FEDERAL GOVERNMENT CONTRACT COMPLIANCE CERTIFICATION

The party with which you are contracting or one of its subsidiaries and affiliates may be a Government contractor as defined by law, and therefore required to obtain certification of compliance with certain applicable laws, orders, regulations and requirements promulgated by Federal and State authorities from the party designated or acting as a contractor (Contractor), in the foregoing agreement of which this exhibit is a part.

Contractor hereby agrees to comply with the provisions of the Equal Opportunity clause, and any amendments thereto, all of which are incorporated in this agreement by reference, and as are set forth in paragraph 60-1.4 of the regulations of the Secretary of Labor (41 CFR Chapter 60), issued pursuant to Executive Order 11246 dated September 24, 1965, as well as all other rules and regulations set forth herein. Contractor is also aware of and informed of its responsibilities under the Rehabilitation Act of 1973 Section 503 (41 CFR 60-741) and Executive Order 11758 dated January 15, 1974 (41 CFR 60-250) and, if applicable to Contractor, hereby agrees that it shall comply with the requirements of said order. To ensure compliance with such requirements and to direct attention to such laws, Contractor hereby agrees to the provisions set forth below, if applicable to Contractor, and to such provisions incorporation into any contracts, purchase orders or other transactions between the parties and certifies its compliance with such provisions.

WRITTEN AFFIRMATIVE ACTION COMPLIANCE PROGRAM

The contractor certifies that it has 50 or more employees and is covered by a Federal Government contract or subcontract valued at $50,000 or more, and has developed written Affirmative Action Compliance Programs for each of its establishments consistent with the rules and regulations published by the Department of Labor in 41 C.F.R. Chapter 60.

[41 C.F.R. §60-1.4]

EMPLOYER INFORMATION REPORT EEO-1 STANDARD FORM 100

The contractor certifies that it files an annual Employer Information Report EEO-1 Standard Form 100.

[41 C.F.R. §60-1.7]

CERTIFICATION OF NON-SEGREGATED FACILITIES

The contractor certifies that it does not, and will not maintain any facilities for employees in a segregated manner or permit its employees to perform their services at any location under its control, where segregated facilities are maintained. The contractor or subcontractor will insure that facilities provided for employees are provided in such a manner that segregation of the basis of race, color, religion, or national origin cannot result. The term "facilities" means any waiting rooms, work areas, restaurants and other eating areas, time clocks, restrooms, washrooms, locker rooms, and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation and housing facilities provided for employees.

The contractor further certifies that, where necessary, it will obtain identical certification from its subcontractors and notify its subcontractors of their responsibilities under Executive Order 11246, as amended.

[41 C.F.R. §60-1.8]

EQUAL OPPORTUNITY CLAUSE

(A) The contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion, or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation, and selection for training, including apprenticeship. The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of this nondiscrimination clause.

(B) The contractor will, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

(C) The contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or contract or understanding, a notice, to be provided by the agency contracting officer, advising the labor union or workers' representative of the contractor's commitment under Section 202 of Executive Order 11246 of

September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

(D) The contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

(E) The contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules and regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

(F) In the event of the contractor’s noncompliance with the nondiscrimination clauses of this contract or with any of such rules, regulations, or orders, this contract may be canceled, terminated, or suspended in whole or in part and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions as may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, and any other such sanctions may be imposed and remedies invoked as provided in Executive Order 11246, or by rule, regulations, or order of the Secretary of Labor, or as otherwise provided by law.

(G) The contractor will include the provisions of Paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions including sanctions for noncompliance: Provided, however, that in the event the contractor becomes involved in, or is threatened with litigation with a subcontractor or vendor as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interest of the United States.

[Executive Order No. 11246, 42 U.S.C. §2000e and 41 C.F.R. §60 - 1.4(a).]

EQUAL EMPLOYMENT OPPORTUNITY FOR WORKERS WITH DISABILITIES

The contractor agrees that the affirmative action clause for disabled workers as set forth in 41 C.F.R. 60-741.5(a) is incorporated by reference into each of its covered Government contracts or subcontracts.

AFFIRMATIVE ACTION FOR DISABLED VETERANS

AND VETERANS OF THE VIETNAM ERA

(A) The contractor will not discriminate against any employee or applicant for employment because he or she is a disabled veteran or veteran of the Vietnam era in regard to any position for which the employee or applicant for employment is qualified. The contractor agrees to take affirmative action to employ, advance in employment and otherwise treat qualified disabled veterans and veterans of the Vietnam era without discrimination based upon their disability or veterans status in all employment practices such as the following: employment upgrading, demotion or transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship.

(B) The contractor agrees to list all employment openings which exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract and including those occurring at an establishment of the contractor other than the one wherein the contract is being performed, but excluding those of independently operated corporate affiliates, at an appropriate local office of the State employment service system wherein the opening occurs. The contractor further agrees to provide such reports to such local office regarding employment openings and hires as may be required. State and local government agencies holding Federal contracts of $10,000 or more shall also list all of their employment openings with the appropriate office of the State employment service, but are not required to provide those reports set forth in paragraphs (D) and (E).

(C) Listing of employment openings with the employment service system pursuant to this clause shall be made at least concurrently with the use of any other recruitment source or effort and shall involve the normal obligations which attach to the placing of a bona fide job order, including the acceptance of referrals of veterans and non-veterans. The listing of employment openings does not require the hiring of any particular job applicant or from any particular group of applicants, and nothing herein is intended to relieve the contractor from any requirements in Executive orders or regulations regarding nondiscrimination in employment.

(D) The reports required by paragraph (B) of this clause shall include, but not be limited to periodic reports which shall be filed at least quarterly with the appropriate local office or, where the contractor has more than one hiring location in a State, with the central office of that State employment service. Such reports shall indicate for each hiring location (1) the number of the individuals hired during the reporting period, (2) the number of non-disabled veterans of the Vietnam era hired, (3) the number of disabled veterans of the Vietnam era hired, and (4) the total number of disabled veterans hired. The reports should include covered veterans hired for on-the-job training under 38 U.S.C. 1787. The contractor shall submit a report within 30 days after the end of each reporting period wherein any performance is made on this contract identifying data for each hiring location. The contractor shall maintain at each hiring location copies of the reports submitted until the expiration of one year after final payment under the contract, during which time these reports and related documentation shall be made available, upon request, for examination by any authorized representatives of the contracting officer or of the Secretary of Labor. Documentation would include personnel records reflecting job openings, recruitment and placement.

(E) Whenever the contractor becomes contractually bound to the listing provisions of this clause, it shall advise the employment service system in each State where it has establishments of the name and location of each hiring location in the State. As long as the contractor is contractually bound to these provisions and has so advised the State system there is no need to advise the State system of subsequent contracts. The contractor may advise the State system when it is not longer bound by this contract clause.

(F) This clause does not apply to the listing of employment openings which occur and are filled outside of the 50 States, the District of Columbia, Puerto Rico, Guam, and the Virgin Islands.

(G) The provisions of paragraphs (B), (C), (D), and (E) of this clause do not apply to openings which the contractor proposes to fill from within his own organization. This exclusion does not apply to a particular opening once an employer decides to consider applicants outside his own organization for that opening.

(H) As used in this clause: (1) “All employment openings” includes all positions except executive and top management, those positions that will be filled from within the contractor’s organization, and positions lasting three days or less. This term includes full-time employment, temporary employment of more than three days’ duration, and part-time employment.

UTILIZATION OF SMALL BUSINESS CONCERNS

AND SMALL DISADVANTAGED BUSINESS CONCERNS

(A) It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts led by any federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals.

(B) The contractor hereby agrees to carry out this policy in the awarding of contracts to the fullest extent consistent with efficient contract performance. The contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the undersigned's compliance with this clause.

(C) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern:

(1) Which is at least fifty-one percent owned by one or more socially and economically disadvantaged individuals; or in the case of any publicly owned business, at least fifty-one percent of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

(2) Whose management and daily business operations are controlled by one or more such individuals.

The contractor shall presume that socially and economically disadvantaged individuals include black Americans, Hispanic Americans, native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities or any other individual found to be disadvantaged by the administration pursuant to Section 8(a) of the Small Business Act.

(D) The contractor acting in good faith may rely on written representations by its subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

[48 C.F.R. §52.219-8]

PREFERENCE FOR LABOR SURPLUS AREA CONCERNS

(A) Applicability. This clause is applicable if the contract exceeds the appropriate small purchase limitation in Part 13 of the Federal Acquisition Regulation.

(B) Policy. It is the policy of the government to award contracts to concerns that agree to perform substantially in labor surplus areas (LSA's) when this can be done consistent with the efficient performance of the contract and at prices no higher than are obtainable elsewhere. The contractor agrees to use its best efforts to place subcontracts in accordance with this policy.

(C) Order of Preference. In complying with paragraph B above and with paragraph C of the clause of this contract entitled Utilization of Small Business Concerns and Small Disadvantaged Business Concerns, the contractor shall observe the following order of preference in awarding subcontracts: (1) small business concerns that are LSA concerns, (2) other small business concerns, and (3) other LSA concerns.

(D) Definitions. "Labor surplus area," as used in this clause, means a geographical area identified by the Department of Labor in accordance with 20 C.F.R. 654, Subpart A, as an area of concentrated unemployment or underemployment, or an area of labor surplus.

"Labor surplus area concern" as used in this clause, means a concern that together with its first tier subcontractors will perform substantially in labor surplus areas. Performance is substantially in labor surplus areas if the cost incurred under the contract on account of manufacturing, production, or performance of appropriate services in labor surplus areas exceed fifty percent of the contract price.

[48 C.F.R. §52.220-3]

UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES

(A) "Women-owned businesses" as used in this clause, means small business concerns that are at least fifty-one percent owned by women who are United States citizens and who also control and operate the business.

"Control" as used in this clause, means exercising the power to make policy decisions.

"Operate" as used in this clause, means being actively involved in the day to day management of the business.

"Small business concern" as used in this clause, means a concern including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on government contracts, and qualified as a small business under the criteria and size standards in 13 C.F.R. 121.

(B) It is the policy of the United States that women-owned businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any federal agency.

(C) The contractor agrees to use its best efforts to give women-owned small businesses the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.

(D) The contractor may rely on written representations by its subcontractors regarding their status as women-owned small businesses.

[48 C.F.R. §52.219-13]

CERTIFICATION REGARDING A DRUG-FREE WORKPLACE

(MARCH 1989)

(A) Definitions. As used in this provision, "Controlled substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11-1308.15.

"Conviction" means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

"Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

"Drug-free workplace" means a site for the performance of work done in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

"Employee" means an employee of a Contractor directly engaged in the performance of work under a Government contract.

"Individual" means an offeror/contractor that has no more than one employee including the offeror/contractor.

(B) By submission of its offer, the offeror, if other than an individual, who is making an offer that equals or exceeds $25,000, certifies and agrees, that with respect to all employees of the offeror to be employed under a contract resulting from this solicitation, it will --

(1) Publish a statement notifying such employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

(2) Establish a drug-free awareness program to inform such employees about --

(i) The dangers of drug abuse in the workplace;

(ii) The Contractor's policy of maintaining a drug-free workplace;

(iii) Any available drug counseling, rehabilitation, and employee assistance programs; and

(iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

(3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b)(1) of this provision;

(4) Notify such employees in the statement required by subparagraph (b)(1) of this provision, that as a condition of continued employment on the contract resulting from this solicitation, the employee will --

(i) Abide by the terms of the statement; and

(ii) Notify the employer of any criminal drug statute conviction for a violation occurring in the workplace no later than five (5) days after such conviction;

(5) Notify the contracting officer within ten (10) days after receiving notice under subdivision (b)(4)(ii) of this provision, from an employee or otherwise receiving actual notice of such conviction; and

(6) Within 30 days after receiving notice under subparagraph (a)(4) of this provision of a conviction, impose the following sanctions or remedial measures on any employee who is convicted of drug abuse violations occurring in the workplace:

(i) Take appropriate personnel action against such employee, up to and including termination; or

(ii) Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency.

(7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(1) through (b)(6) of this provision.

(C) By submission of its offer, the offeror, if an individual who is making an offer of any dollar value, certifies and agrees that the offeror will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of the contract resulting from this solicitation.

(D) Failure of the offeror to provide the certification required by paragraph (b) or (c) of this provision, renders the offeror unqualified and ineligible for award. (See FAR 9.104(g) and 19.602(a)(2)(i).)

(E) In addition to other remedies available to the Government, the certification in paragraphs (b) and (c) of this provision concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under Title 18, United States Code, Section 1001.

EXHIBIT "E"

Attached to and made a part of that certain Offshore Operating Agreement dated _______________, 2005, by and between Devon Energy Production Company, L.P., as Operator, and _______________________, as Non-Operator, covering and affecting _________________________ Area, Block _____, OCS-G ______, offshore ____________, Gulf of Mexico.

GAS BALANCING AGREEMENT

1. General Provisions.

1.1 Scope. It is the intent of this Agreement that during the productive life of the Lease subject to the above mentioned "Operating Agreement" the parties shall share in the total cumulative production from the Lease in proportion to their working interests as set out in the Operating Agreement. In accordance with the terms of the Operating Agreement, each Party shall have the right and the obligation to take its share of gas in kind, separately market its full share of available production and arrange for the transportation of its gas. From time to time, it is recognized that imbalances may occur in that parties may not take their full working interest share of gas and other parties may take more than their working interest share. This Agreement is intended to protect each party against other parties receiving more than their proportionate share of the total cumulative production. For the purposes of this agreement, all volumes and amounts of gas shall be thermally adjusted so that such volumes and amounts shall be reported and balanced hereunder on a Btu basis. For the purposes of determining cumulative production hereunder, gas used in Lease operations, vented or lost shall be excluded.

Definitions. As used in this Agreement:

(A) Arm’s Length Agreement shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price represents market value in the Lease.

(B) Btu (British Thermal Unit) means the amount of heat required to raise the temperature of one (1) avoirdupois pound of pure water from 58.5 to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

(C) Casinghead Gas (oil well gas) means natural gas produced from wells classified as oil wells by the Minerals Management Service.

(D) Cumulative Overproduction means the amount by which the cumulative volume of gas taken by a party exceeds the cumulative volume that party was entitled to take according to its working interest.

(E) Cumulative Underproduction means the amount by which the cumulative volume of gas taken by a party is less than the cumulative volume that party was entitled to take according to its working interest.

(F) Make-Up Gas means the volume of gas taken by an Underproducer to make up Cumulative Underproduction pursuant to Paragraph 2.3 below. More specifically, "Make Up Gas" shall mean that amount of gas volume an Underproducer may take from an Overproducer in addition to its own proportionate share of current production, in order to correct the imbalance that exists between the Underproducer and Overproducer.

(G) MMBtu means one million Btus

(H) Non-affiliate as it relates to a party means any corporation or other business organization not in control of and not controlled by and not under common control with such party.

(I) Overproducer means a party charged with Cumulative Overproduction.

(J) Underproducer means a party credited with Cumulative Underproduction.

Application of Agreement. Notwithstanding anything to the contrary in the Operating Agreement, if any party takes and disposes of less than its working interest share of gas produced and saved during any calendar month, the volume not taken by such party may be taken by any other party or parties hereto; however, a party shall not be obligated to take more than its entitlement share of production. If such volume is taken by more than one party, each taking party shall be entitled to take the proportion thereof that its working interest bears to the sum of the working interests of all taking parties, or in such other proportions as the taking parties may agree upon among themselves. In the event any of the parties hereto, whether or not such party has entered into a gas sales arrangement or contract, does not take its full share of the cumulative production or delivery capacity from the Lease, less gas used in operations, vented or lost, the terms of this Agreement shall automatically become effective. Regardless of whether such party is overproduced or underproduced, all gas taken by a party in accordance with the terms of this Agreement shall be regarded as gas taken for its own account with title thereto being in such party, whether such gas be attributable to such party's working interest share of production, or whether it is being taken as Overproduction, or whether it is being taken as Make Up Gas. It is the intent of this Agreement that an Overproducer shall not suffer financial loss as a result of the accommodation of an Underproducer and that an Underproducer shall not be unjustly enriched by said underproduction.

2.1 Casinghead Gas. The following provisions shall control the disposition of Casinghead Gas (oil-well gas), which cannot be flared or vented:

(A) Each party shall own and have the right and obligation to take in kind and separately use or market its share of the disposable Casinghead Gas on a day-to-day basis. The first gas taken in kind or disposed of by a party is construed to be its Casinghead Gas.

(B) If any party fails to take in kind or dispose of its share of Casinghead Gas produced from the Lease, the Operator, or (if the Operator does not exercise this option) any other working interest owner (herein after referred to as the Selling Party) may at its election at any time and from time to time separately sell on behalf of the non-taking party said non-taking party’s share of Casinghead Gas production to others on a day-to-day basis at the price or prices then currently offered the Selling Party for such additional production. When the Selling Party makes such a sale on behalf of a non-taking party, the Selling Party, if not the Operator, shall notify the Operator who shall credit all such sales to the non-taking party’s account. Ninety percent (90%) of the net sales proceeds from such sales, calculated at the delivery point, shall be remitted to the non-taking party. The remaining ten percent of the net sales proceeds shall be retained by the Selling Party as a marketing fee. However, there shall be no marketing fee reduction if (1) Operator agrees to market small volumes to eliminate the Operator’s administrative burden of providing estimates of gas available for sale and periodic production updates to the non-taking party, or (2) the non-taking party’s share is included in pipeline imbalances attributed to other parties as a result of PDA’s or other pipeline allocation methods, as defined in Section 11. The non-taking Party shall be responsible for all royalty payments associated with the sale of its Casinghead Gas by others. Any such sale(s) to be subject to revocation at will by the non-taking party if and when said non-taking party does take in kind or separately dispose of its share of Casinghead Gas produced and saved from the Lease.

2.2 Gas Well Gas Imbalances. Gas production attributable to the percentage ownership of any party but not taken by that party shall be owned exclusively by the taking party and subject either:

(A) to later production, sale or makeup from the Lease by the Underproducer; or

(B) to final settlement in cases of the inability to balance because of depletion.

3. Operator's Statements. On or before the end of each calendar month, Operator shall furnish the parties with a written statement showing (a) each party’s entitlement, (b) the total volume of gas taken by each party during the preceding calendar month; (c) the total volume of Casinghead Gas disposed of under Section 2.1 on behalf of each party; (d) the overproduction volume, the Make Up Gas taken by, or the underproduction volume of each party during that month; and (e) the Cumulative Overproduction or Cumulative Underproduction, if any, of each party as of the end of that month.

4. Settlement of Imbalances.

4.1 Make Up. At the earliest reasonable time, an Underproducer shall endeavor to balance its gas production. The Underproducer shall, upon proper notice as provided for herein, be entitled to take Make Up Gas in addition to its full working interest share of gas during that month, provided that, in order to accommodate such Make Up Gas, no other party shall ever be required to provide more than 50% of its working interest share of gas during the months of April, May, June, July, August, and September, and provided that the right to take Make Up Gas shall be subordinate to the right of any other party to take its full working interest share of gas from time to time to satisfy the deliverability test requirements of its gas contract. Notwithstanding anything contained herein to the contrary, any Overproducer shall not be required to provide as Make-Up Gas more than 25% of its working interest share during the months of October, November, December, January, February and March. If two or more Underproducers desire to take Make Up Gas during the same month and the combined volume they desire to take exceeds the volume available as Make Up Gas, the volume available as Make Up Gas shall be shared by such Underproducers in proportion to their respective working interests. Subject to the monthly limitation specified above, the volume taken as Make Up Gas during the month shall be deducted from the volume of gas otherwise available to the Overproducers, in proportion to their respective working interest shares of gas. Nothing herein shall be construed as obligating any party that is not an Overproducer at the time the Make-Up Gas is taken to contribute any volumes as Make-Up Gas to an Underproducer. Any Make-Up Gas taken by the Underproducer prior to monetary settlement hereunder will be applied to offset Cumulative Overproduction chronologically in the order of accrual.

4.2 Termination of Production. Upon the earlier of the plugging and abandonment of the last producing interval in the Lease, the termination of the Operating Agreement, or at any time no gas sales are taken from the Lease for a period of six (6) consecutive months without a plan on file with the MMS to return the Lease to production, the Overproducer shall elect to balance with the Underproducer by one of the following methods: 1) Furnish Make Up Gas of similar quality on an MMBtu basis at a mutually agreeable delivery point at a mutually acceptable makeup rate. If the Overproducer furnishes the Underproducer Makeup-Gas from another location, then it shall deliver to the Underproducer the volume of gas adjusted in volume to equal the same BTU content and gas quality the Underproducer would have received. Or, 2) make monetary settlement of the overproduction by payment to the Underproducer based on the price (per MCF or

MMBTU) received for the Cumulative Overproduction within one hundred twenty (120) days from the above date or cessation of deliveries of Make-Up Gas from another location, whichever is later. Overproducer shall advise Operator five (5) workdays from the end of the month of the Make-Up Gas provided from another location in the prior calendar month, or the date Make-Up Gas deliveries from another location permanently cease.

The price used for the above monetary settlement calculation shall be based on the actual proceeds received for the sale of the Gas by the Overproducing Party after deducting any production or severance taxes paid and any Royalty actually paid as well as any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

To the extent the Overproduced Party did not sell Overproduction under an Arm’s Length Agreement, the cash settlement will be based on the weighted average price received by the Overproduced Party for any gas sold from the Lease under Arm’s Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm’s Length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales price published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

4.3 Settlements. Operator shall issue the final cash balancing statement sixty (60) days prior to a monetary settlement being required under Section 4.1, and shall specify the date on which all monetary settlements are to be concluded. This settlement statement shall also include appropriate accounting detail itemizing the monthly volume and value used to calculate the settlement amounts. After receipt of Operator's final cash balancing statement, each Overproducer shall pay each Underproducer in accordance with the statement. To the extent any value used to calculate a cash settlement hereunder is subject to refund by the Overproducer pursuant to law, regulation or governmental order, the Underproducer entitled to such cash settlement shall, prior to payment thereof, furnish a corporate undertaking, acceptable to the Overproducer, agreeing to indemnify the Overproducer against the Underproducer's proportionate part of any refund (including interest) which the Overproducer shall be required to make. Any party may challenge any volumes or values or amounts specified in any of the statements furnished under this Section or Section 3 above, in accordance with Section 12 hereof. Underproducer may charge Overproducer interest on the settlement amount at the rate noted on the COPAS, Exhibit "C", Paragraph 3, attached to the Operating Agreement beginning the day after a monetary settlement is required to be concluded under Section 4.1, as identified on the Operator’s final cash balancing statement. Underproducer shall provide written notice to the Operator of the date when the Overproducer has settled the imbalance in full.

5. Oil and Other Minerals. Regardless of the volume of gas actually taken by any party hereto, such party shall share, as otherwise provided in the Operating Agreement, in the production of crude oil, condensate and other minerals separated from the gas in facilities operated for the joint account. It is not the intent herein for this Agreement to act as a balancing agreement for liquid hydrocarbons, nor shall this Agreement act as a balancing agreement for liquefiable hydrocarbons recovered from a gas processing plant or for retrograde condensate recovered from a pipeline downstream of the field delivery point.

6. Costs and Expenses. Regardless of the volume of gas actually taken by any party hereto, such party shall bear costs and expenses as otherwise provided in the Operating Agreement.

7. Assignments. This Agreement shall accrue to the benefit of and be binding upon the parties hereto, their successors, representatives and assigns and until all accounts of the Overproducer(s) and Underproducer(s) have been settled in accordance with the provisions herein. If an Overproducer sells, assigns, or otherwise transfers to any Non-affiliate company not already a party to this Agreement any of its interest in the Lease to which this Agreement applies, the Overproducer has the sole option within sixty (60) days of such disposition to make an immediate cash balancing of its share of the Cumulative Overproduction in accordance with the concepts set forth in this Agreement, or provide a written acknowledgment to each Underproducer signed by the assignee and the assignor of the total Cumulative Overproduction of the assignor as of the effective date of the disposition, the balance of the total Cumulative Overproduction being assigned to the assignee, and the assignee’s acceptance of the obligation to settle the Cumulative Overproduction being assigned to it in accordance with the terms of this Gas Balancing Agreement.

8. Payments on Production. Each party shall pay all production or severance taxes, excise taxes, and royalties due on the gas it takes hereunder, subject to any applicable law or regulation. Each party hereto shall be responsible for the payment of and shall indemnify the other parties against liability for any overriding royalty, production payment or other payment on production burdening such individual party's interest as set forth in the Operating Agreement.

9. Nominations. Each Party shall provide written notice to Operator of its monthly working interest nominations and its Makeup Gas nominations by the 25th calendar day of the month prior to the month of sale. Notice of intent to Makeup Gas shall be provided to both Operator and the Overproducer in writing at least forty-five (45) days prior to the desired month of first delivery of Makeup-Gas production. Make-up will commence on the 1st day of the month following the expiration of the 45 day notice period.

Operator shall provide each party with estimated sustainable total gas volumes and estimated gas volumes available for Makeup-Gas, when applicable,

by the 18th calendar day of the month prior to the month of production. The parties recognize that the Operator's estimated total sustainable gas sales volume and volumes available for Make-Up Gas are no more than estimates, and that these estimates may vary during the production month from the actual gas sales volumes. Operator will attempt to notify working interest owners of significant variances from the original estimated sustainable total gas sales volumes and estimated volumes available for Make-Up Gas.

A party's nomination as submitted to the Operator by the date specified above shall constitute a declaration of and shall be used to determine the volume of underproduction available for sharing in accordance with the terms herein. If subsequent to this initial nomination additional underproduction becomes available during the monthly production period, such additional volume shall also be available for sharing according to the terms hereof. In such cases, subsequent written nominations shall be submitted, but only by working interest owner(s) who have both met the original notice requirements herein and who have taken and marketed their full working interest share of the estimated sustainable total gas sales volumes. Such subsequent nominations shall constitute a declaration of their election to share in underproduction up to the nominated quantity.

10. Notices. Notices required in Section 9 shall be in writing and delivered in person or by mail, telegraph, or facsimile, or by telephone immediately confirmed in writing. Notice shall be deemed given only when received by the party to whom such notice is directed, as indicated below or such other address or number and to the attention of such other person as either party shall hereinafter designate to the other in writing from time to time. If notice is sent by facsimile transmission, it shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.

Notices to Operator: Devon Energy Corporation

20 North Broadway, Suite 150

Oklahoma City, OK 73102-8260

Attention: Mr. Ed Troutman

Notices to Non-Operators:

11. Disposition of Gas and Liquid Hydrocarbons. Each party upon electing to take their share of gas in kind shall take in kind and remain individually responsible for the sale and disposition of its proportionate share of gas and liquid hydrocarbon production allocated to the Lease. Operator shall have no liability for the cost of production transportation and associated costs that are attributable and allocated to each party’s production.

Each party is responsible for making, or causing to be made, all gas nominations to the gas transporter for such party’s production. Each party and Operator shall cooperate and use due diligence to avoid pipeline penalties as a result of Operational Flow Orders (“OFO’s”), Predetermined Allocation Methods (“PDA’s”) or other pipeline allocation methods, “unscheduled gas” (gas that has been nominated and scheduled, but the quantity that actually flows differs from the nominated and scheduled quantity), “unauthorized gas” (gas that flows into the pipeline with no nomination), or similar types of Federal Energy Regulatory Commission (“FERC”) approved penalties, in addition to Gas Pipeline Imbalances, as defined herein, resulting in pipeline penalties under the provisions of the applicable transportation tariff of any transporting pipeline. Operator shall make reasonable efforts to furnish tests and production information, as provided for herein under Section 9, for each party to adjust nominations; however, Operator shall not be responsible for, and shall not be liable for any damages/penalties for any act done or omitted in Operator’s performance under this Agreement or for errors in judgment (excluding Operator's gross negligence or willful misconduct). Each party shall indemnify, defend and hold Operator harmless from any transporter pipeline scheduling penalties or monthly balancing provisions imposed in gas transportation contracts, associated with, or related to, each party’s production, by the gas transporter, including, but not limited to, penalties imposed pursuant to its tariff, or which may be caused by OFO’s, or by PDA’s or other pipeline allocation methods, or by unscheduled gas, or by unauthorized gas.

Any costs imposed on Operator as a result of OFO’s, PDA’s or other pipeline allocation methods, unscheduled gas, unauthorized gas, or Gas Pipeline Imbalances with transporters, as described herein, shall be borne by each party in the proportion that its nomination, failure to nominate, fault, negligence, or liability without fault caused such imbalance/penalties.

For the purposes of this Section 11, the term “Gas Pipeline Imbalances” shall be defined as the difference between monthly gas nominations accepted by the gas transporter and the actual monthly volumes allocated by the transporter and recognized as a pipeline receipt for each party’s account in accordance with the pipeline’s allocation methods.

12. Audit Rights. Any party, upon written notice to the Operator and all other parties, shall have the right to audit and take written exception to the Operator's accounts and records relating to the over/short balance, Make-Up Gas and cash settlement thereof for any calendar year within the twenty-four (24) month period following the end of such calendar year of production. Where there are two or more parties, said parties shall make every reasonable effort to conduct joint or simultaneous audits in a manner that will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the audit costs incurred hereunder unless agreed to by the Operator. Further, Operator and any party hereto will also have the right to review all parties' records associated with the over/short balance, Make-Up and cash settlement thereof, in accordance with the above provisions.

13. General Terms. The descriptive headings of the provisions of this Agreement are formulated and used for convenience only, and shall not be deemed to affect the meaning of any such provisions. This Agreement shall be considered as a supplement to the Operating Agreement to which it is attached and shall remain in full force and effect as long as the Operating Agreement is in effect. In the event of a conflict between this Agreement and the Operating Agreement, the terms and provisions of this Agreement shall prevail. Additionally, this Gas Balancing Agreement will be considered to be executed by and between the parties hereto upon the full signature of the Operating Agreement and the same shall not become binding on any party until all parties shall have signed the Operating Agreement or a counterpart thereof.

EXHIBIT “F”

Attached to and made a part of that certain Offshore Operating Agreement dated _______________, 2005 by and between Devon Energy Production Company, L.P., as Operator, and _____________________, as Non-Operator, covering and affecting _________________________ Area, Block _____, OCS-G ______, offshore ____________, Gulf of Mexico.

OUTER CONTINENTAL SHELF )

) ss:

OFFSHORE STATE OF LOUISIANA )

MEMORANDUM OF OFFSHORE OPERATING AGREEMF:NT

AND FINANCING STATEMENT

(LOUISIANA)

(FILL IN LAND/LEASE DESCRIPTION)

To be filed in the conveyance records and in the mortgage records and as a non-standard financing statement in accordance with Paragraph 6.0 herein

1.0 This Memorandum of Offshore Operating Agreement and Financing Statement (Louisiana) (this "Memorandum") is effective as of the effective date of the Offshore Operating Agreement referred to in Paragraph 2.0 below and is executed by Devon Energy Production Company, L.P. whose mailing address is 1200 Smith, Houston, Texas 77002 tax identification no. __________ ("Devon" or the "Operator"); and ____________________, a ________________, whose mailing address is 10011 Briar Drive, Houston, Texas 77042, tax identification no._________ ("_____________" or the "Non-Operator).

2.0 The Operator and the Non-Operators are Parties (or successors-in-interest to the original Parties) to that certain Offshore Operating Agreement dated effective ________ -- ("Operating Agreement"), which provides for the development and production of crude oil, natural gas and associated substances from the lands, or portions thereof, described in Exhibit "A" of the Operating Agreement and in Attachment ~ to this Memorandum, covered by the leases described or referred to therein and in Attachment "1" (hereinafter called the "Leases"), and which designates Devon as the Operator to conduct such operations for itself and the Non Operators. The Operating Agreement provides that if more than one Lease is identified in Exhibit "A" thereto, the Operating Agreement shall apply separately to each Lease, and each such Lease shall be considered as being covered by a separate operating agreement.

3.0 Among other provisions, the Operating Agreement (a) provides for certain liens,

mortgages, pledges and security interests to secure payment by the parties of their respective share of costs and performance of other obligations under the Operating Agreement, (b) contains an Accounting Procedure, which establishes, among other things, the rate of interest to be charged on indebtedness, certain costs, and other expenses under the Operating Agreement (c) includes non-consent clauses which establish that Parties who elect not to participate in certain operations shall (i) be deemed to have relinquished their interest in production until the carrying consenting Parties recover their costs of such operations plus a specified amount or (ii) forfeit their interest in certain Leases or portions thereof involved in such operations, (d) grants each Party to the Operating Agreement the right to take in kind its proportionate share of all oil and gas produced from the Lease, and (e) includes a Gas Balancing Agreement which is attached as Exhibit "E" to the Operating Agreement.

4.0 The Operator hereby certifies that a true and correct copy of the Operating Agreement is on file and available for inspection by third panics at the offices of the Operator at the address set forth in this Memorandum.

5.0 In addition to any other security rights and remedies provided for by law or in the Operating Agreement with respect to services rendered or materials and equipment furnished under the Operating Agreement, for and in consideration of the covenants and mutual undertakings of the Operator and the Non-Operators set forth in the Operating Agreement, the Operator and the Non-Operators hereby agree as follows:

5.1 Each Non-Operator hereby grants to the Operator and to each other Non-Operator a mortgage, hypothecate, and pledge of and over all of its right, title, and interest in and to (i) the Lease; (ii) the oil and gas in, on, under, and that may be produced from the lands covered by the Lease (or lands pooled, unitized or communitized therewith); (iii) all other movable property susceptible of mortgage situated within the Lease; and (iv) all fixtures on or used in connection with the Lease.

5.2 Each Non-Operator hereby grants to the Operator and to each other Non-Operator a continuing security interest in and to all of; its right, title, and interest in and to: (i) all oil and gas produced from the lands covered by the Leases or attributable to the Leases when produced; (ii) all cash, non-cash consideration, or other proceeds from the sale or any other disposition of such of] and gas once produced; and (iii) all platforms, wells, facilities, fixtures, tools, tubular goods, other corporeal property, whether movable or immovable, whether now or hereafter placed on the lands covered by the Leases, and other surface and subsurface equipment of any kind or character located on or attributable to the Leases, and the cash or other proceeds realized from any sale, transfer, disposition or conversion thereof. The interest of the Non-Operators in and to the oil and gas produced from or attributable to the Leases when extracted and the proceeds of the sale thereof shall be financed at the wellhead of the well or wells located on the Leases.

5.3 To the extent susceptible under applicable law, the security interest granted by each Non-Operator hereunder covers all substitutions, replacements, and accessions to the property of such Non-Operator described herein and is intended to cover all of the rights, titles, and interests of such Non-Operator in all movable property now or hereafter located upon the Leases, whether corporeal or incorporeal. Notwithstanding anything contained herein to the contrary, the interests owned by each Non-Operator in or attributable to any properties other than those specifically described above respecting the Leases shall not be subject to the mortgage and security interests granted hereunder. To the extent susceptible under applicable law, the mortgage and the security interest granted by each Non-Operator in the Operating Agreement and this Memorandum shall secure: (i) the complete and timely satisfaction by such Non-Operator of all of its payment obligations owed or to be owed to the Operator or to the other Non-Operators, whether now owed or hereafter arising pursuant to the Operating Agreement and this Memorandum; (ii) the complete and timely performance of and payment by any Non-Operator to the Operator and to each other Non-Operator who pays or performs any charge or obligation on behalf of or in lieu of any Non-Operator which fails to pay or perform any charges or obligations owed to the Operator under the Operating Agreement and this Memorandum whether now owed or hereinafter arising pursuant to the Operating Agreement and this Memorandum.

5.4 This Memorandum (including a carbon, photographic, or other reproduction thereof and hereof) shall constitute a non-standard form of financing statement under the terms of Chapter 9 of the Louisiana Commercial Laws, La, R.S. 10:9-101 et seq. (the "Uniform Commercial Code," as adopted in the State of Louisiana) and, as such, for the purposes of the security interest in favor of the Operator, and each other Non-Operator, may be filed for record in the office of the Clerk of Court of any parish in the State of Louisiana (for purposes of proper indexing of such financing statements, as many multiple originals, or as many printed form UCC-l financing statements in lieu thereof, may be filed to accomplish the purposes intended hereby) with the Operator and each other Non-Operator being the secured Party and the remaining Non-Operator being the debtor with respect to such filing. In addition, this Memorandum also constitutes a financing statement filed as a fixture filing.

5.5 The maximum amount for which the mortgage herein granted by each Non-Operator shall be deemed to secure the payment obligations of such Non-Operator to the Operator and to each other Non-Operator as stipulated herein, as the same may from time to time exist, is hereby fixed in an amount equal to each Non-Operator's Working Interest share of $5,000,000.00 in the aggregate (the "Limit of the Mortgage of each Non-Operator"). Except as provided in the previous sentence (and then only to the extent such limitations are required by law), the total amount of all payment obligations of each Non-Operator to the Operator and to each other Non-Operator arising pursuant to this Agreement is secured hereby without limitation. Notwithstanding the foregoing Limit of the Mortgage of each Non-Operator, the liability of each Non-Operator under this Memorandum and the mortgage and security interest granted hereby shall be limited to (and neither the Operator nor the other Non-

Operators shall be entitled to enforce the same against such Non-Operator for, an amount exceeding) the actual payment obligations (including all interest charges, costs, attorneys' fees, and other charges provided for in this Memorandum or in the Operating Agreement) outstanding and unpaid and that are attributable to or charged against the interest of such Non-Operator pursuant to the Operating Agreement.

5.6 The Operator hereby grants to each Non-Operator a mortgage, hypothecate, and pledge of and over all of its rights, titles, and interests in and to; (i) the Leases; (ii) the oil and gas in, on, under, and that may be produced from the lands covered by the Leases (or lands pooled, unitized or communitized therewith); (iii) all other immovable property susceptible of mortgage situated within the Leases; and (iv) all fixtures on or used in connection with the Leases.

5.7 The Operator hereby grants to each Non-Operator a continuing security interest in and to all of its right, title, and interest in and to (i) all oil and gas produced from the lands covered by the Leases or attributable to the Leases when produced, (ii) all cash, non-cash consideration, or other proceeds from the sale or any other disposition of such oil and gas once produced, and (iii) all platforms, wells, facilities, fixtures, tools, tubular goods, other corporeal property, whether movable or immovable, now or hereafter placed on the lands covered by the Leases, and other surface and sub-surface equipment of any kind or character located on or attributable to the leases and the cash or other proceeds realized from any sale, transfer, disposition or conversion thereof The interest of the Operator in and to the oil and gas produced from or attributable to the Leases when extracted and the proceeds of the sale thereof shall be financed at the wellhead of the well or wells located on the Leases. To the extent susceptible under applicable law, the security interest granted by the Operator hereunder covers all substitutions, replacements, and accessions to the property of the Operator described herein and is intended to cover all of the right, title, and interest of the Operator in all movable property now or hereafter located upon or the Leases, whether corporeal or incorporeal. Notwithstanding anything contained herein to the contrary, the interests owned by Operator in or attributable to any properties other than those specifically described above respecting the Leases shall not be subject to the mortgage and security interests granted hereunder.

5.8 To the extent susceptible under applicable law, the mortgage and the security interest granted by the Operator in the Operating Agreement and this Memorandum shall secure the complete and timely satisfaction by the Operator to the Non-Operators of all of its payment obligations owed, or to be owed to the Non-Operator, whether now owed or hereafter arising pursuant to the Operating Agreement and this Memorandum; of all obligations and indebtedness of every kind and nature, whether now owed by the Operator.

5.9 For the purposes of the security interest in favor of the Non-Operators, this Memorandum (including a carbon, photographic, or other reproduction thereof and hereof) may be filed as a non-standard form of financing statement pursuant to the Uniform Commercial Code in the office of the Clerk of Court of any parish in the State of Louisiana, with the Non-Operators being the secured parties and the Operator being the debtor with respect to such filing. The maximum amount for which the mortgage herein granted by the Operator shall be deemed to secure the payment obligations of the Operator to all Non-Operators as stipulated herein, as the same may from time to time exist, is hereby fixed in an amount equal to Operator's Working Interest share of $5,000,000.00 in the aggregate (the “Limit of the Mortgage of the Operator"), irrespective of the total number of Non-Operators Party to the Operating Agreement at any time. Except as provided in the previous sentence (and then only to the extent such limitations are required by law), the total amount of all payment obligations of the Operator to the Non-Operators arising pursuant to this Agreement is secured hereby without limitation. Notwithstanding the foregoing Limit of the Mortgage of the Operator, the liability of the Operator under this Memorandum and the mortgage and security interest granted hereby shall be limited to (and the Non-Operators shall not be entitled to enforce the same against Operator for, an amount exceeding) the actual payment obligations (including all interest charges, costs, attorneys' fees, and other charges provided for in this Memorandum or in the Operating Agreement) outstanding and unpaid and that are attributable to or charged against the interest of the Operator pursuant to the Operating Agreement.

6.0 Pursuant to La R.S. 9:2731 et seq., to serve as notice of the existence of the Operating Agreement as a burden on the title of the Operator and the Non-Operators to their interests in and to the Leases and for purposes of satisfying otherwise relevant recording and filing requirements of applicable law, this Memorandum is to be filed or recorded, as the case may be, in: (a) the conveyance records of the parish or parishes in which the lands covered by the Leases is located or adjacent; (1,) the mortgage records of such parish or parishes; (c) the appropriate Uniform Commercial Code records; and (d) any other appropriate filing office, including, without limitation, the Minerals Management Service.

7.0 If payment of any amount due under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties, is not made when due under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties, in addition to any other remedy afforded by law, each Party to the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties and any successor to such Party by assignment, operation of law, or otherwise, shall have, and is hereby given and vested with, the power and authority to foreclose the mortgage, pledge, and security interest established in its favor herein and in the Operating Agreement in the manner provided by law and to exercise all rights and remedies of a secured party under the Uniform Commercial Code. If any Non-Operator does not pay any amount due under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties, when due. (i) the Operator shall have the additional right to notify the purchaser or purchasers of such Non-Operator's production and collect such indebtedness out of the proceeds from the sale of such Non-Operator's share of production until the amount owed under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties has been paid; (ii) the Operator shall have the right to offset the amount owed under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties against the proceeds from the sale of such Non-Operator's share of production' and any purchaser of such production shall be entitled to rely on the Operator's statement Concerning the amount of indebtedness owed by such Non-Operator and payment made to the Operator by any purchaser shall be binding and conclusive as between such purchaser and such Non-Operator. If Operator does not pay any amount due to any Non-Operator under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties, when due: (i) such Non-Operator shall have the additional right to notify the purchaser or purchasers of the Operator's production and collect such indebtedness out of the proceeds from the sale of the Operator's share of production until the amount owed to such Non-Operator under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties has been paid; (ii) each Non-Operator shall have the right to offset the amount owed by the Operator under the Operating Agreement or any other joint operating agreement to which the obligor and the obligee are parties against the proceeds from the sale of such Operator's share of production; and (iii) any purchaser of such production shall be entitled to rely on the Non-Operator's statement concerning the amount of indebtedness owed by the Operator and payment made to the Non-Operator by any purchaser shall be binding and conclusive as between such purchaser and the Operator.

8.0 Upon expiration of the Operating Agreement and the satisfaction of all obligations and indebtedness arising thereunder, the Operator, on behalf of all parties to the Operating Agreement, shall file of record an appropriate release and termination of all security and other rights created under the Operating Agreement and this Memorandum executed by all parties to the Operating Agreement. Upon the filing of such release and termination instrument, all benefits and obligations under this Memorandum shall terminate as to all parties who have executed or ratified this Memorandum. In addition, at any time prior to the filing of such release and termination instrument, each of the Operator and the Non-Operators shall have the right to:(i) file a continuation statement pursuant to the Uniform Commercial Code with respect to any financing statement filed in their favor under the terms of the Operating Agreement or this Memorandum; and (ii) re-inscribe this act in the appropriate mortgage records.

9.0 With respect to the remedies available to the Participating Panics provided in Article 13 of the Operating Agreement for non-consent operations, those remedies and not the remedies provided in Section 9.5 shall be the sole remedies available to the non-defaulting Party. Furthermore, no remedy available to any Non-Operator under this Memorandum against another Non-Operator shall be exercised without five (5) business days prior written notice delivered to the Operator and all other Non-Operators.

10.0 It is understood and agreed by the parties hereto that if any part, term, or provision of this Memorandum is held by the courts to be illegal or in conflict with any law of the state where made, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Memorandum did not contain the particular part term, or provision held to be invalid.

11.0 This Memorandum shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. The failure of one or more persons owning an interest in the Leases to execute this Memorandum shall not in any manner affect the validity of the Memorandum as to those persons who execute this Memorandum.

12.0 A Party having an interest in the Leases may ratify this Memorandum by execution and delivery of an instrument of ratification, adopting and entering into this Memorandum, and such ratification shall have the same effect as if the ratifying Party had executed this Memorandum or a counterpart thereof. By execution or ratification of this Memorandum, such Party hereby consents to its ratification and adoption by any party who acquires or may acquire any interest in the Leases.

13.0 This Memorandum may be executed or ratified in one or more counterparts and all of the executed or ratified counterparts shall together constitute one instrument. For purposes of recording in each of the records described in Paragraph 6.0 above, duplicate copies of this Memorandum with individual signature pages attached thereto may be flied of record, one copy of each to be indexed in the name of the Operator, as grantor, and one copy of each to be indexed in the name of each Non-Operator, as grantor, and duplicate copies of this Memorandum with individual signature pages attached thereto may be filed in the appropriate Uniform Commercial Code records, one filing for the Operator, as secured party, and another filing for the Non-Operators, as secured parties. The respective addresses of the Operator, as both secured party and debtor, and the Non-Operators, as both debtors and secured parties, at which information with respect to the security interests created in the Operating Agreement may be obtained, are set forth in Paragraph 1.0 of this Memorandum.

14.0 The Operator and the Non-Operators hereby agree to execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, any instrument or take any action necessary or appropriate to effectuate the terms of the Operating Agreement or any Exhibit, instrument, certificate or other document pursuant thereto.

15.0 Whenever the context requires, reference herein made to the single number shall be understood to include the plural, and the plural shall likewise be understood to include the singular, and specific enumeration shall not exclude the general, but shall be construed as cumulative,

l6.0 In the event of any conflict between the security rights and provisions set forth in the Operating Agreement and the provisions contained herein, the provisions of this Memorandum shall prevail and control,

EXECUTED on the dates set forth below each signature but effective as of (FILL IN DATE).

OPERATOR

DEVON ENERGY PRODUCTION COMPANY, L.P.

By: _______________________________

Printed Name: Mark K. Gress

Title: Agent and Attorney-in-Fact

Date:_______________________________

WITNESS: ____________________________

(Printed Name of Witness)

WITNESS: ____________________________

(Printed Name of Witness)

NON-OPERATOR

By:_______________________________

Name:_______________________________

Title:_______________________________

Date:_______________________________

WITNESS: ____________________________

(Printed Name of Witness)

WITNESS: ____________________________

(Printed Name of Witness)

ACKNOWLEDGMENTS

OPERATOR:

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned authority, came and appeared Mark K. Gress, Agent and Attorney in Fact of Devon Energy Production Company, L.P., an Oklahoma limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purpose and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said limited partnership.

GIVEN UNDER MY HAND AND SEAL this____ DAY of _______, 200_.

___________________________________

Notary Public in and For the State of Texas

NON-OPERATOR:

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned authority, came and appeared _D. E. Vandenberg as President of _________________________, a ___________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purpose and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said Corporation.

GIVEN UNDER MY HAND AND SEAL this _____day of ____________, 20__.

___________________________________

Notary Public in and For the State of Texas

ATTACHMENT "1"

Attached to and made a part of the Memorandum of Offshore Operating Agreement and Financing Statement (Louisiana)

DESCRIPTION OF LANDS AND LEASES

LIST LEASE NAME, OCS-G NUMBER, DATE AND APPLICABLE RESTRICTIONS AS TO ALIQUOT OR DEPTH

EXHIBIT "H"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED EFFECTIVE JANUARY 1, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY, ALL AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER. AND TETRA TECHNOLOGIES, INC., AS GUARANTOR

CORPORATE GUARANTY

This Guaranty (this “Guaranty”), dated_____________, 2005, effective as of January 1, 2005, is made by TETRA Technologies, Inc., a Delaware corporation (the “Guarantor”), for the benefit of Maritech Resources, Inc., a Texas corporation (the “Company”), and for the benefit of “Counterparty” (as hereinafter defined);

WHEREAS, the Company, which is a subsidiary corporation of Guarantor, has entered into a Purchase and Sale Agreement (hereinafter referred to as the “Agreement”) dated_________, 2005, to be effective January 1, 2005, with Devon Energy Production Company, L.P., an Oklahoma limited partnership, Devon Louisiana Corporation, a Louisiana corporation and Devon Energy Petroleum Pipeline Company, a Delaware corporation (all three Devon entities being herein referred to as the “Counterparty”); and the Agreement requires the Company and Guarantor to perform obligations as specified in the Agreement, including, but not limited to plugging and abandonment operations, indemnification by Company and Guarantor of Counterparty and others (as specified in the Agreement), insurance to be provided by Company and Guarantor, and other obligations, all as specified in the Agreement;

WHEREAS, in consideration for Counterparty’s agreement to forego having Company provide performance bonds as a guaranty for Company’s performing its obligations under the Agreement, the Guarantor is providing this Guaranty, for the benefit of Counterparty, at the request of Company, to fully guarantee Company’s and Guarantor’s performance of all of their obligations under the Agreement.

NOW, THEREFORE, in consideration of, and as an inducement for, the Counterparty entering into the Agreement, the Guarantor hereby covenants and agrees as follows:

1. Guaranty. The Guarantor, as a primary obligor, along with Company, and not merely surety, hereby unconditionally and absolutely and irrevocably guarantees to the Counterparty the prompt performance, when due, of any and all obligations of whatsoever nature, including, without limiting the foregoing in any respect, the “Assumed Obligations” (as defined in the Agreement) of Company and of Guarantor, specified in the Agreement (the “Obligations”), the Agreement being defined as also including the Transition Agreement referenced therein in Article 16.18(a); including without limiting the Obligations in any respect, the plugging and

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abandonment, site restoration, indemnification, insurance and defense obligations, and including any and all damages which may become due to Counterparty caused by failure of performance or payment by either Company or Guarantor under the Agreement or under the Guaranty. Guarantor further agrees that its obligation to Counterparty is as a primary obligor, along with Company, and includes the obligation to fully compensate Counterparty for all damages, of whatsoever nature, incurred by Counterparty, its successors and assigns, because of the failure of either Guarantor or Company to fully perform all of their Obligations under the Agreement, or the failure of Guarantor to perform the obligations of Guarantor under this Guaranty. Guarantor agrees to perform the Obligations at any time, and from time to time, as requested by Counterparty. Notwithstanding anything to the contrary in this Guaranty, in no event shall Guarantor be liable to Counterparty for consequential, punitive or other special damages.

2. Nature of Guaranty. The Guarantor hereby agrees that its obligations hereunder shall be unconditional irrespective of: (i) whether or not any legal action has been commenced by Counterparty against the Company, or against Guarantor, to enforce the Agreement; (ii) whether or not any judgment has been entered against Company or Guarantor, and whether or not any action is taken by Counterparty to enforce a judgment; (iii) whether or not Counterparty has failed to take any steps necessary to preserve its rights; (iv) the waiver of all or any Obligations of either Company, or Guarantor, by the Counterparty; (v) any failure by the Counterparty to demand performance of the Obligations by Company or by Guarantor; (vi) whether there is any subsequent amendment of the Agreement, or any modification or amendment of any documentation relating to the Agreement, or any extension, renewal, settlement, compromise, or waiver, by Counterparty of any Obligations under the Agreement or any amendments thereof; (vii) any acts or failures to act by Company.

3. Waivers. The Guarantor hereby expressly waives: (i) notice of acceptance of this Guaranty by Counterparty, or any other notice whatsoever; (ii) notice of any Obligations to which this Guaranty may apply or of any security therefor; (iii) diligence; presentment; demand for payment, and protest; (iv) notice of protest, acceleration, and dishonor; (v) filing of claims with a court in the event of insolvency or bankruptcy, or any similar incapacity of the Company; (vi) all demands whatsoever; and (vi) any right to require a lawsuit or proceeding first against the Company.

4. Unconditional Guaranty. This Guaranty is intended to be and shall be construed to be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect until all of the Obligations under the Agreement, and any subsequent amendments thereto are fully performed.

5. Notices. All notices and other communications relating to this Guaranty must be in writing, may be given by facsimile, hand delivery or overnight courier service and must be addressed or directed to the respective parties as follows:

If to the Counterparty, to:

DEVON ENERGY PRODUCTION COMPANY, L.P., DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY

20 North Broadway

2 of 5

Oklahoma City OK 73102-8260

Attention: Treasurer

Telephone: (405) 552-7912

Facsimile: (405) 228-7537

If to the Guarantor, to:

TETRA Technologies, Inc.

25025 I-45N, 6th Floor

The Woodlands, Texas 77380

Attention: President/Legal Notice

Telephone: (281) 364-2208

Facsimile: (281) 364-4398

Notices are effective when actually received by the party to which they are given; receipt is evidenced by any evidence of actual receipt, including, without limiting the foregoing in any respect, facsimile transmission report, written acknowledgment or affidavit of hand delivery or courier or postal receipt.

6. Representations and Warranties. The Guarantor represents and warrants to the Counterparty as of the date hereof, and during the term of the Guaranty that:

a) The Guarantor is duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full power and legal right to execute and deliver this Guaranty and to perform the Obligations of the Agreement and of this Guaranty;

b)The execution, delivery and performance of this Guaranty by the Guarantor have been, remain, and will remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws, and do not violate any laws or any existing agreements to which Guarantor is subject;

c) All consents, authorizations, approvals, registrations and declarations required for the due execution, delivery and performance of this Guaranty have been obtained from or, as the case may be, filed with, the relevant governmental authorities having jurisdiction and shall remain in full force and effect, and all conditions thereof have been and will be duly complied with, and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for execution, delivery or performance of this Guaranty; and

d) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms.

7. Setoffs and Counterclaims. Guarantor reserves to itself all rights, setoffs, counterclaims and other defenses to which the Company is or may be entitled under the Agreement; except Guarantor agrees that it shall not assert, and shall not be entitle to assert: (i) defenses arising out of bankruptcy, insolvency, dissolution or liquidation, or reorganization of the Company, or any matters of a similar nature, or any proceedings affecting either Company or

3 of 5

its assets or resulting in any release or discharge of any Obligations; and (ii) defenses based upon any invalidity in whole or in part, whether because of statute or otherwise, of any provisions of the Agreement. The defenses specified in 7(i) and (ii) are herby irrevocably waived by Guarantor.

8. Subrogation. The Guarantor will not exercise any rights against Company that it may acquire by way of subrogation until all Obligations of Company and Guarantor under the Agreement and this Guaranty to Counterparty shall have been fully performed. Subject to the foregoing, upon performance of all of the Obligations to Counterparty, the Guarantor shall be subrogated to the rights of the Counterparty against the Company, and the Counterparty agrees, at that time, to take, at the Guarantor’s sole expense, the steps that Guarantor may reasonably request to implement this subrogation.

9. Expenses. Guarantor hereby agrees to pay on demand all damages caused by a failure of either Company or Guarantor to perform the Obligations of Company and of Guarantor under the Agreement, and under this Guaranty, as well as all court and administrative costs and expenses and attorneys’ fees paid by Counterparty in enforcing its rights against Company and Guarantor under the Agreement and under this Guaranty; provided, that Guarantor shall not be liable for damages to and expenses of the Counterparty, if neither Guarantor nor Company are in default of any of Company’s and Guarantor’s Obligations under the Agreement, and if Guarantor is, also, not in default of any of its obligations under this Guaranty.

10. Assignment. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns, and shall inure to the benefit of the Counterparty and its successors and assigns, and shall be effective immediately upon the signature of Guarantor. The Guarantor may not assign this Guaranty or delegate its duties hereunder, unless Guarantor has received the prior express written consent of Counterparty.

11. Amendments. No term or provision of this Guaranty shall be amended, modified, altered, waived, or supplemented except in a writing signed by Guarantor and Counterparty.

12. Miscellaneous. This Guaranty shall be governed by, and construed in accordance with, the laws of Texas, without reference to conflict of laws principles, and all provisions hereof shall be construed to be valid to the fullest extent permitted by law.

Except as specified in the Agreement, this Guaranty is the entire and only agreement between the Guarantor and the Counterparty with respect to the guarantee of the Obligations to the Counterparty arising out of the Agreement. All representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein or in the Agreement, are superseded hereby.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed in its corporate name by its duly authorized representative, and constitutes its lawful, binding and legally enforceable obligation, to be effective as of January 1, 2005, and shall be fully effective when executed by Guarantor.

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TETRA TECHNOLOGIES, INC.

By: ___________________________

Title: __________________________

5 of 5

***Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this Exhibit,and the agreement to which it is attached, has been filed with the Securities and Exchange Commission.

SCHEDULE 3.8 - ALLOCATION OF VALUE

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED AS OF JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

BLOCK NAME	PREFERENTIAL RIGHT TO PURCHASE DESCRIPTION	CONTRACT CONTAINING PREFERENTIAL RIGHT TO PURCHASE	ALLOCATION OF VALUE ($M)
BRAZOS BLOCK 0396			***
EAST CAMERON BLOCK 0354			***
EUGENE ISLAND 0116			***
EUGENE ISLAND 0128			***
EUGENE ISLAND 0129			***
EUGENE ISLAND 0163	EUGENE ISLAND BLOCK 163 BELOW 15,379'	C-02-0002088	***
EUGENE ISLAND 0163	EUGENE ISLAND BLOCK 163 FROM SURFACE TO 15,379' TVD	C-02-0005252	***
EUGENE ISLAND BLOCK 0007			***
EUGENE ISLAND BLOCK 0033			***
EUGENE ISLAND BLOCK 0297	EUGENE ISLAND BLOCK 297 FROM THE SURFACE TO 15,000' TVD	C-02-0004119	***
EUGENE ISLAND BLOCK 0305			***
EUGENE ISLAND BLOCK 0325			***
EUGENE ISLAND BLOCK 0342			***
EUGENE ISLAND BLOCK 0365			***

1 of 5

BLOCK NAME	PREFERENTIAL RIGHT TO PURCHASE DESCRIPTION	CONTRACT CONTAINING PREFERENTIAL RIGHT TO PURCHASE	ALLOCATION OF VALUE ($M)
GALVESTON BLOCK 0273			***
GALVESTON BLOCK 0333			***
GALVESTON BLOCK 0343			***
GALVESTON BLOCK 0363			***
GRAND ISLE BLOCK 0068			***
HIGH ISLAND A0339			***
HIGH ISLAND A0340			***
HIGH ISLAND A0474			***
HIGH ISLAND A0489			***
HIGH ISLAND A0499			***
HIGH ISLAND BLOCK 0030 L			***
HIGH ISLAND BLOCK 0045	HIGH ISLAND BLOCK 45 FROM THE SURFACE DOWN TO THE STRATIGRAPHIC EQUIVALENT OF 11,176' SUBSEA, AS SEEN IN THE ZILKHA ENERGY COMPANY OCS-G 12564 WELL NO. 1	C-02-0002597	***
HIGH ISLAND BLOCK 0045	HIGH ISLAND BLOCK 45 BELOW 11,176' SUBSEA	C-02-0002597	***
HIGH ISLAND BLOCK 0098-L			***

2 of 5

BLOCK NAME	PREFERENTIAL RIGHT TO PURCHASE DESCRIPTION	CONTRACT CONTAINING PREFERENTIAL RIGHT TO PURCHASE	ALLOCATION OF VALUE ($M)
HIGH ISLAND BLOCK A-0264	HIGH ISLAND BLOCK A264	C-02-0005002	***
HIGH ISLAND BLOCK A-0442			***
HIGH ISLAND BLOCK A-0560	HIGH ISLAND BLOCK A560 BELOW 9,000', EXCLUDING WELLS A-1, A-2, A-3 AND A-5, PLATFORM A AND ALL PIPELINES THERETO	C-11-000540	***
MAIN PASS BLOCK 0175			***
MATAGORDA ISLAND BLOCK 0634	MATAGORDA ISLAND BLOCK 634 FROM THE SURFACE TO 11,000' TVD and MATAGORDA ISLAND BLOCK 634 BELOW 11,000' TVD	C-02-0002601	***
MUSTANG ISLAND BLOCK 0748 L			***
MUSTANG ISLAND BLOCK 0772 L			***
SHIP SHOAL BLOCK 0047			***
SHIP SHOAL BLOCK 0064			***
SHIP SHOAL BLOCK 0276			***
SHIP SHOAL BLOCK 0277			***
SHIP SHOAL BLOCK 0299			***
SHIP SHOAL BLOCK 0300	CONTRACTUAL RIGHTS IN NW/4NW/4 OF SHIP SHOAL BLOCK 300	C-02-0002365	***
SOUTH MARSH 0233			***

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BLOCK NAME	PREFERENTIAL RIGHT TO PURCHASE DESCRIPTION	CONTRACT CONTAINING PREFERENTIAL RIGHT TO PURCHASE	ALLOCATION OF VALUE ($M)
SOUTH MARSH ISLAND 125			***
SOUTH MARSH ISLAND BLOCK 0036	SOUTH MARSH ISLAND BLOCK 36 FROM SURFACE TO 15,697'	C-02-0002363	***
SOUTH MARSH ISLAND BLOCK 0037	E/2 AND E/2E/2W/2 OF SOUTH MARSH ISLAND BLOCK 37 FROM THE SURFACE TO 15,697'	C-02-002363	***
SOUTH MARSH ISLAND BLOCK 0048			***
SOUTH TIMBALIER BLOCK 0211			***
SOUTH TIMBALIER BLOCK 0212			***
SOUTH TIMBALIER BLOCK 0219			***
SOUTH TIMBALIER BLOCK 0231			***
SOUTH TIMBALIER BLOCK 0277			***
VERMILION BLOCK 0057			***
VERMILION BLOCK 0114			***
VERMILION BLOCK 0271	VERMILION BLOCK 271	C-02-0002394	***
VERMILLION BLOCK 0131			***
VIOSCA KNOLL BLOCK 0213			***

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BLOCK NAME	PREFERENTIAL RIGHT TO PURCHASE DESCRIPTION	CONTRACT CONTAINING PREFERENTIAL RIGHT TO PURCHASE	ALLOCATION OF VALUE ($M)
VIOSCA KNOLL BLOCK 738 (MARIA)	ALL OF VIOSCA KNOLL BLOCK 738 LESS AND EXCEPT THE N/2N/2 FROM THE SURFACE TO 50,000'	C-11-0002021	***
WEST CAMERON BLOCK 0206			***
WEST CAMERON BLOCK 0528			***
WEST CAMERON BLOCK 0541			***

4,000

5 of 5

[Schedule "4.4": Replaced by 1st Amendment to Purchase and Sale Agreement]

SCHEDULE "4.7"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

LITIGATION

None

[Schedule "4.8": Replaced by 1st Amendment to Purchase and Sale Agreement]

EXHIBIT "4.9"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

VIOLATION OF LAWS

None

[Schedule "4.10": Replaced by 1st Amendment to Purchase and Sale Agreement]

SCHEDULE "4.12"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

PERSONAL PROPERTY

None

[Schedule "4.13": Replaced by 1st Amendment to Purchase and Sale Agreement]

[Schedule "4.14": Replaced by 1st Amendment to Purchase and Sale Agreement]

SCHEDULE "4.15"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

ENVIRONMENTAL

None

SCHEDULE "4.16"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

PRODUCTION TAXES

None

[Schedule "6.1": Replaced by 1st Amendment to Purchase and Sale Agreement]

[Schedule "14.1": Replaced by 1st Amendment to Purchase and Sale Agreement]

1ST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This 1st Amendment to Purchase and Sale Agreement (“1st Amendment”) shall, when executed by the Parties in the spaces provided below, constitute an amendment to that certain Purchase and Sale Agreement dated July 22, 2005 (the “Agreement”), among Devon Energy Production Company, L.P. (“DEPC”), an Oklahoma limited partnership and Devon Louisiana Corporation (“DLC”), a Louisiana corporation, and Devon Energy Petroleum Pipeline Company (“DEPPC”), a Delaware corporation (all herein referred to as “Seller”); and Maritech Resources, Inc. (“Buyer”), a Delaware corporation; and TETRA Technologies, Inc. (“Guarantor”), a Delaware corporation, as guarantor of Buyer for the obligations of Buyer specified in the Agreement, relating to the Assets of Seller, reference to which is hereby made for all purposes. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the referenced Agreement.

WHEREAS, Seller, Buyer and Guarantor desire to further amend the Agreement.

NOW THEREFORE, Seller, Buyer and Guarantor do hereby amend the Agreement as follows:

1. Exhibit A – Leases shall be and is hereby replaced with the amended Exhibit A to this Amendment.

2. Exhibit B-1 – Wells shall be and is hereby replaced with the amended Exhibit B-1 – Wells to this Amendment.

3. Schedule 4.4 – Consents shall be and is hereby replaced with the amended Schedule 4.4 – Consents to this Amendment.

4. Schedule 4.8 – Material Contracts shall be and is hereby replaced with the amended Schedule 4.8 – Material Contracts to this Amendment.

5. Schedule 4.10 – Preferential Rights shall be and is hereby replaced with the amended Schedule 4.10 – Preferential Rights to this Amendment.

6. Schedule 4.13 – Imbalances shall be and is hereby replaced with the amended Schedule 4.13 – Imbalances to this Amendment.

7. Schedule 4.14 – Current Commitments shall be and is hereby replaced with the amended Schedule 4.14 – Current Commitments to this Amendment.

8. Schedule 6.1 – Conduct of Business shall be and is hereby replaced with the amended Schedule 6.1 - Conduct of Business to this Amendment.

1

9. Schedule 14.1 – Retained Litigation shall be and is hereby replaced with the amended Schedule 14.1 – Retained Litigation to this Amendment.

10. The following Article 14.2(d) is added the Agreement: Article 14.2(d) Notwithstanding any provisions set forth in Article 14 to the contrary, Seller shall be responsible for and shall defend indemnify and hold harmless and forever release Buyer Indemnified Parties from and against any and all Liabilities arising from, based upon, related to or associated with the payment or non-payment on or before the Effective Time of an overriding royalty interest equal to 5% of 8/8ths affecting OCS – G 10836 (ST 231) as to production from the surface down to 7,500’ TVD SS.

11. In all other respects, except as specified herein, the Agreement shall remain in force and effect as presently written.

2

IN WITNESS WHEREOF, this 1st Amendment is entered into this 7th day of September, 2005, but effective for all purposes as of the Effective Time.

DEVON ENERGY PRODUCTION COMPANY, L.P.

By:/s/ T. D. Vaughn

Name: T. D. Vaughn

Title: General Manager and Vice President

DEVON LOUISIANA CORPORATION

By: /s/T. D. Vaughn

Name: T. D. Vaughn

Title: General Manager and Vice President

DEVON ENERGY PETROLEUM PIPELINE COMPANY

By: /s/T. D. Vaughn

Name: T. D. Vaughn

Title: General Manager and Vice President

MARITECH RESOURCES, INC.

By: /s/G. M. McCarroll

Name: G. M. McCarroll

Title: President & Chief Operating Officer

TETRA TECHNOLOGIES, INC.

By: /s/G. M. McCarroll

Name: G. M. McCarroll

Title: President - Maritech Resources

3

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

EXHIBIT "A"

BRAZOS BLOCK 396

OCS-G 10213

65% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective November 1, 1988 between the United States of America, as Lessor, and Conoco Inc., et al, as Lessee, covering all of Block 396, Brazos Area, as shown on official leasing map, Texas Map No. 5, containing 5,760 acres, more or less, INSOFAR AND ONLY INSOFAR AS the lease covers the depths from the surface of the earth down to and including but not below the stratigraphic equivalent of 100' below the depth of 7,580' Subsea TVD as identified on the electric log of the Seagull Brazos 396 OCS-G 10213 No. 1 Well.

OCS-G 15656

Pipeline ROW

Segment No. 10704, described as 200 feet in width for the installation, operation and maintenance of a 4-1/2 inch pipeline 4.86 miles in length to transport bulk gas from Platform A in Block 396 across Blocks 417 and 416 to ROW Appurtenance Structure Platform A in Block 431, all in the Brazos Area.

OCS-G 25412

Pipeline ROW

Segment No. 9722, described as 200 feet in width for the installation, operation and maintenance of a 4-1/2 inch pipeline 2.74 miles in length to transport bulk gas from Platform B in Block 397 to ROW Appurtenance Structure Platform A in Block 397, all in the Brazos Area.

OCS-G 24266

Pipeline ROW

Segment No. 9721, described as 200 feet in width for the installation, operation and maintenance of a 4-1/2 inch pipeline 2.74 miles in length to transport bulk gas from Platform B in Block 397 to ROW Appurtenance Structure Platform A in Block 397, all in the Brazos Area.

OCS-G 22109

Pipeline ROW

Segment No. 9719, described as 200 feet in width for the installation, operation and maintenance of a 4-1/2 inch pipeline to transport bulk gas from ROW Appurtenance Structure Platform A in Block 431 across Block 416 to ROW Appurtenance Structure Platform A in Block 397, all in the Brazos Area.

OCS-G 24265

Pipeline ROW

Segment No. 9720, described as 200 feet in width for the installation, operation and maintenance of a 6-5/8 inch pipeline to transport gas from ROW Appurtenance Structure Platform A in Block 397 across Block 416 to ROW Appurtenance Structure Platform A in Block 431, all in the Brazos Area.

OCS-G 24264

Pipeline ROW

Segment No. 14080, described as 200 feet in width for the installation, operation and maintenance of a 4-inch pipeline 0.55 miles in length to transport gas from Platform A in Block 431 to an 8-inch subsea tie-in on Block 431, all in the Brazos Area.

EAST CAMERON BLOCK 354

OCS-G 02265

50% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 354, East Cameron Area, South Addition, as shown on Official Leasing Map, Louisiana Map No. 2A, containing 5,000 acres, more or less.

OCS-G 02265

25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 354, East Cameron Area, South Addition, as shown on Official Leasing Map, Louisiana Map No. 2A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers S/2, SE/4NW/4 and NE/4 and further limited to depths from 4,600’ TVD down to a depth of 50,000’ TVD subsea.

EUGENE ISLAND BLOCK 007

STATE OF LOUISIANA LEASE 16194

All of Assignor's Right, Title and Interest

Lease for Oil, Gas and Other Liquid or Gaseous Minerals dated effective July 13, 1998 between the State Mineral Board of the State of Louisiana, as Lessor, and Stephen M. Jenkins & Associates, as Lessee, recorded in Conveyance Book 1161 under Entry No. 98-8325, Iberia Parish, covering that portion of Tract No. 31067 being more fully described as follows:

Beginning at the Southeast corner of Block 7, Eugene Island Area, Revised, having Coordinates of X = 1,864,800.56 and Y = 269,892.58; thence West 7,511.08 Feet on the South line of said Block 7 to a point having Coordinates of X = 1,857,289.48 and Y = 269,892.58; thence North 5,980.72 feet to a point having Coordinates of X = 1,857,289.48 and Y = 275,873.30; thence North 84 degrees 11 minutes 46 seconds East 7,549.78 feet to a point having Coordinates of X = 1,864,800.56 and Y = 276,636.78; thence South 6,744.20 feet on the East line of said Block 7 to the point of beginning, containing approximately 1,097.08 acres, as shown outlined in red on a plat on file in the Office of Mineral Resources, Department of Natural Resources. All bearings, distances and coordinates are based on Louisiana Coordinate System of 1927 (South Zone) INSOFAR AND ONLY INSOFAR as said lease covers depths from the surface to 12,000’ TVD.

STATE OF LOUISIANA LEASE 16194

50% of Assignor's Right, Title and Interest

Lease for Oil, Gas and Other Liquid or Gaseous Minerals dated effective July 13, 1998 between the State Mineral Board of the State of Louisiana, as Lessor, and Stephen M. Jenkins & Associates, as Lessee, recorded in Conveyance Book 1161 under Entry No. 98-8325, Iberia Parish, covering that portion of Tract No. 31067 being more fully described as follows: Beginning at the Southeast corner of Block 7, Eugene Island Area, Revised, having Coordinates of X = 1,864,800.56 and Y = 269,892.58; thence West 7,511.08 Feet on the South line of said Block 7 to a point having Coordinates of X = 1,857,289.48 and Y = 269,892.58; thence North 5,980.72 feet to a point having Coordinates of X = 1,857,289.48 and Y = 275,873.30; thence North 84 degrees 11 minutes 46 seconds East 7,549.78 feet to a point having Coordinates of X = 1,864,800.56 and Y = 276,636.78; thence South 6,744.20 feet on the East line of said Block 7 to the point of beginning, containing approximately 1,097.08 acres, as shown outlined in red on a plat on file in the Office of Mineral Resources, Department of Natural Resources. All bearings, distances and coordinates are based on Louisiana Coordinate System of 1927 (South Zone) INSOFAR AND ONLY INSOFAR as said lease covers depths below 12,000’ TVD.

STATE OF LOUISIANA ROW 3814

State of Louisiana Pipeline Right-of-Way Grant No. 3814 dated January 4, 2000 between The State of Louisiana, as Grantor, and Ocean Energy, Inc., as Grantee, recorded in C.O.B. 1192, Entry 00-717 of the Records of Iberia Parish, Louisiana, to lay, construct, maintain, operate, alter, repair, replace and remove an 8 inch pipeline 451.091 rods in length for the transportation of gas and oil across state owned water bottoms, originating in Eugene Island Block 7, State Lease 16194 at Lat 29º 24’ 48.82” N, Long 91º 45’ 38.57” W. to the ending point in Eugene Island Block 11 tie in point at Lat 29º 24’ 03.56” N, Long 91º 44’ 17.73” W; and a 6 inch pipeline 577.176 rods in length for the transportation of gas and oil across state owned water bottoms, originating in Eugene Island Block 7, State Lease 16194 at Lat 29º 24’ 48.82” N, Long 91º 45’ 38.57” W. to the ending point in Eugene Island Block 11 tie in point at Lat 29º 23’ 52.46” N, Long 91º 43’ 57.91” W.

EUGENE ISLAND BLOCK 116

OCS 00478

100% Record Title

Oil and Gas Lease of Submerged Lands under The Outer Continental Shelf Lands Act dated effective January 1, 1955 between The United States of America, as Lessor, and Shell Oil

Company, et al, as Lessee, covering E/2 Block 116, Eugene Island Area, as shown on official leasing map, La. Map No. 4, Outer Continental Shelf Leasing Map (Louisiana offshore operations).

OCS 00478

50% Operating Rights

Oil and Gas Lease of Submerged Lands under The Outer Continental Shelf Lands Act dated effective January 1, 1955 between The United States of America, as Lessor, and Shell Oil Company, et al, as Lessee, covering E/2 Block 116, Eugene Island Area, as shown on official leasing map, La. Map No. 4, Outer Continental Shelf Leasing Map (Louisiana offshore operations) INSOFAR AND ONLY INSOFAR as said lease covers depths from 12,500’ TVD down to a depth of 50,000’ TVD subsea.

EUGENE ISLAND BLOCK 128

OCS 00053

100% Record Title

Oil and Gas Lease Number 695, dated August 28, 1945 between The Louisiana State Mineral Board, as Lessor, and Magnolia Petroleum Company, as Lessee, continued as OCS 00053 pursuant to Section 6 of the Outer Continental Shelf Lands Act of August 7, 1953 covering Block 128, Eugene Island Area, as shown on OCS Official Leasing Map, Louisiana Map No. 4, more particularly described as Tract 544, Block 128, Gulf of Mexico: Beginning at a point in the Gulf of Mexico off the shore of the State of Louisiana, 84,689.01' West of and 107,644.07' South of U.S.C.& G.S. triangulation station "END"; thence West 15,022.16'; thence South 6,672.22'; thence South sixty-six (66) degrees thirty (30) minutes thirty-eight (38) and twelve hundredths (38.12) seconds East 16,379.456'; thence North 13,200.71' to the place of beginning, containing 3,426.70 acres, more or less. All bearings based on Louisiana (Lambert) coordinate system and as shown on plat on file in the State Land Office as Block 128.

OCS 00053

50% Operating Rights

Oil and Gas Lease Number 695, dated August 28, 1945 between The Louisiana State Mineral Board, as Lessor, and Magnolia Petroleum Company, as Lessee, continued as OCS 00053 pursuant to Section 6 of the Outer Continental Shelf Lands Act of August 7, 1953 covering Block 128, Eugene Island Area, as shown on OCS Official Leasing Map, Louisiana Map No. 4, more particularly described as Tract 544, Block 128, Gulf of Mexico: Beginning at a point in the Gulf of Mexico off the shore of the State of Louisiana, 84,689.01' West of and 107,644.07' South of U.S.C.& G.S. triangulation station "END"; thence West 15,022.16'; thence South 6,672.22'; thence South sixty-six (66) degrees thirty (30) minutes thirty-eight (38) and twelve hundredths (38.12) seconds East 16,379.456'; thence North 13,200.71' to the place of beginning, containing 3,426.70 acres, more or less. All bearings based on Louisiana (Lambert) coordinate system and as shown on plat on file in the State Land Office as Block 128, INSOFAR AND ONLY INSOFAR as said lease covers depths from 12,500’ TVD down to a depth of 50,000’ TVD subsea.

EUGENE ISLAND BLOCK 129

OCS 00054

100% Record Title

Oil and Gas Lease Number 696, dated August 28, 1945 between The Louisiana State Mineral Board, as Lessor, and Magnolia Petroleum Company, as Lessee, continued as OCS 00054 pursuant to Section 6 of the Outer Continental Shelf Lands Act of August 7, 1953 covering Block 129, Eugene Island Area, as shown on OCS Official Leasing Map, Louisiana Map No. 4, more particularly described as Tract 545, Block 129, Gulf of Mexico: Beginning at a point in the Gulf of Mexico off the shore of the State of Louisiana, 99,711.17' West of and 107,644.07' South of U.S.C.& G.S. triangulation station "END"; thence West 15,022.16'; thence South 143.73'; thence South sixty-six (66) degrees thirty (30) minutes thirty-eight (38) and twelve hundredths (38.12) seconds East 16,379.456'; thence North 6,672.22' to the place of beginning, containing 1,175.28 acres, more or less. All bearings based on Louisiana (Lambert) coordinate system and as shown on plat on file in the State Land Office as Block 129.

OCS 00054

50% Operating Rights

Oil and Gas Lease Number 696, dated August 28, 1945 between The Louisiana State Mineral Board, as Lessor, and Magnolia Petroleum Company, as Lessee, continued as OCS 00054 pursuant to Section 6 of the Outer Continental Shelf Lands Act of August 7, 1953 covering Block 129, Eugene Island Area, as shown on OCS Official Leasing Map, Louisiana Map No. 4, more particularly described as Tract 545, Block 129, Gulf of Mexico: Beginning at a point in the Gulf of Mexico off the shore of the State of Louisiana, 99,711.17' West of and 107,644.07' South of U.S.C.& G.S. triangulation station "END"; thence West 15,022.16'; thence South 143.73'; thence South sixty-six (66) degrees thirty (30) minutes thirty-eight (38) and twelve hundredths (38.12) seconds East 16,379.456'; thence North 6,672.22' to the place of beginning, containing 1,175.28 acres, more or less. All bearings based on Louisiana (Lambert) coordinate system and as shown on plat on file in the State Land Office as Block 129, INSOFAR AND ONLY INSOFAR as said lease covers depths from 12,500’ TVD down to a depth of 50,000’ TVD subsea.

EUGENE ISLAND BLOCK 163

OCS-G 17977

50% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective June 1, 1997 between the United States of America, as Lessor, and Pennzoil Exploration and Production Company, et al, as Lessee, covering all of Block 163, Eugene Island Area, OCS Leasing Map, Louisiana Map No. 4, containing 5,000 acres, more or less.

OCS-G 17977

12.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective June 1, 1997 between the United States of America, as Lessor, and Pennzoil Exploration and Production Company, et al, as Lessee, covering all of Block 163, Eugene Island

Area, OCS Leasing Map, Louisiana Map No. 4, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers those depths from the surface to the stratigraphic equivalent of 15,379 feet TVD (being the total depth drilled and logged in the OCS-G 17977 No. 1 Well).

EUGENE ISLAND BLOCK 297

OCS-G 04225

7.5% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective January 1, 1980 between the United States of America, as Lessor, and Union Oil Company of California, et al, as Lessee, covering all of Block 297, Eugene Island Area, South Addition, as shown on OCS Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less.

*Buyer will assign 7.5% Operating Rights from 15,000' TVD to 50,000' TVD subsea to Devon Energy Production Company, LP

EUGENE ISLAND BLOCK 305

OCS-G 02108

100% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1971 between the United States of America, as Lessor, and Chevron Oil Company, et al, as Lessee, covering all of Block 305, Eugene Island Area, South Addition, as shown on official leasing map La No. 4A, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing 5,000 acres, more or less.

OCS-G 02108

50% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1971 between the United States of America, as Lessor, and Chevron Oil Company, et al, as Lessee, covering all of Block 305, Eugene Island Area, South Addition, as shown on official leasing map La No. 4A, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from 12,500’ TVD down to a depth of 50,000’ TVD subsea.

OCS-G 13729

Pipeline ROW

Segment No. 4687, described as 200 feet in width for the installation, operation and maintenance of a 6-5/8 inch pipeline 7,980' in length to transport oil from Structure B on Block 305 to a subsea tie-in with the 20" Eugene Island Pipeline System line on Block 305, all in the Eugene Island Area.

EUGENE ISLAND BLOCK 325

OCS-G 05517

33.33333% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1983 between the United States of America, as Lessor, and Gulf Oil Corporation, as Lessee, covering all of Block 325, Eugene Island Area, South Addition, OCS Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers and affects operating rights as to depths from the surface of the earth down to a total vertical depth of 9,588 feet.

EUGENE ISLAND BLOCK 342

OCS-G 02319

25% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 342, Eugene Island Area, South Addition, Official Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less, insofar as said lease covers the E/2.

OCS-G 02319

25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 342, Eugene Island Area, South Addition, Official Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers NW1/4 from the surface down to and including 8,225' TVD, or the stratigraphic equivalent thereof.

OCS-G 02319

38.25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 342, Eugene Island Area, South Addition, Official Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less, INSOFAR as said lease covers the SW1/4 from the surface to 8,500' TVD.

OCS-G 02319

12.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 342, Eugene Island Area, South Addition, Official Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers E/2 and further limited to depths from 8,500’ TVD down to a depth of 50,000’ TVD subsea.

OCS-G 02319

19.125% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1973 between the United States of America, as Lessor, and Texaco Inc., et al, as Lessee, covering all of Block 342, Eugene Island Area, South Addition, Official Leasing Map, Louisiana Map No. 4A, containing 5,000 acres, more or less, INSOFAR as said lease covers the SW1/4 and further limited to depths from 8,500’ TVD down to a depth of 50,000’ TVD subsea.

EUGENE ISLAND BLOCK 365

OCS-G 13628

100% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective September 1, 1992 between the United States of America, as Lessor, and Hall-Houston Oil Company, et al, as Lessee, covering all of Block 365, Eugene Island Area, South Addition, INSOFAR AND ONLY INSOFAR AS said lease covers the N1/2 and the N1/2S1/2 of said Block 365, from the surface down to a depth of 100 feet TVD below the stratigraphic equivalent of 8,164 feet TVD as seen in the Pennzoil Exploration and Production Company OCS-G 13628 Well #A-3 ST1 per its ARC5 log.

10% Operating Rights*

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective September 1, 1992 between the United States of America, as Lessor, and Hall-Houston Oil Company, et al, as Lessee, covering all of Block 365, Eugene Island Area, South Addition INSOFAR AND ONLY INSOFAR AS said lease covers S/2S/2 from the surface to 100' below the stratigraphic equivalent of 7,277' TVD as seen in the El Paso Production Gom, Inc. A-6 Well.

*Assignment of 10% Operating Rights Interest from El Paso Production Company and Energy Partners Ltd. to Devon Energy Production Company, L.P. is pending

GALVESTON BLOCK 273

OCS-G 09037

65% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1987 between the United States of America, as Lessor, and Essex Offshore, Inc., et al, as Lessee, covering all of Block 273, Galveston Area, OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less.

OCS-G 09037

100% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1987 between the United States of America, as Lessor, and Essex Offshore, Inc., et al, as Lessee, covering all of Block 273, Galveston Area, OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less INSOFAR AND ONLY INSOFAR as to all rights from the surface down to 100' below the stratigraphic equivalent of 10,160' MD as seen on the electric log of the Seagull OCS-G 9037 No. 1 Well.

OCS-G 09037

32.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1987 between the United States of America, as Lessor, and Essex Offshore, Inc., et al, as Lessee, covering all of Block 273, Galveston Area, OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less INSOFAR AND ONLY INSOFAR as to all rights from 100' below the stratigraphic equivalent of 10,160' MD as seen on the electric log of the Seagull OCS-G 9037 No. 1 Well down to 50,000’ TVD subsea.

GALVESTON BLOCK 333

OCS-G 06104

15% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Anadarko Production Company, et al, as Lessee, covering a Portion of Block 333, Galveston Area, OCS Leasing Map, Texas Map No. 6. The following coordinates describe the boundary of the area included in this lease. The coordinates refer to the Texas (Lambert) Plane Coordinate System, South Central Zone:

INTERSECTIONS                                  ARC CENTER

1 X=3,206,515.81 Y=368,768.33       1-2 X=3,182,950.00 Y=418,115.00

2 X=3,212,714.51 Y=372,240.00

3 X=3,222,355.81 Y=372,240.00

4 X=3,222,355.81 Y=356,400.00

5 X=3,206,515.81 Y=356,400.00

6 X=3,206,515.81 Y=368,768.33

containing 5,500.42 acres, more or less.

OCS-G 06104

15% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Anadarko Production Company, et al, as Lessee, covering a Portion of Block 333, Galveston Area, OCS Leasing Map, Texas Map No. 6. The following coordinates describe the boundary of the area included in this lease. The coordinates refer to the Texas (Lambert) Plane Coordinate System, South Central Zone:

INTERSECTIONS                               ARC CENTER

1 X=3,206,515.81 Y=368,768.33     1-2 X=3,182,950.00 Y=418,115.00

2 X=3,212,714.51 Y=372,240.00

3 X=3,222,355.81 Y=372,240.00

4 X=3,222,355.81 Y=356,400.00

5 X=3,206,515.81 Y=356,400.00

6 X=3,206,515.81 Y=368,768.33

containing 5,500.42 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers those depths and formations from the surface of the earth to 100' below the stratigraphic equivalent of 9,555' TVD as found in the OCS-G 6104 No. 1 Well.

OCS-G 06104

7.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Anadarko Production Company, et al, as Lessee, covering a Portion of Block 333, Galveston Area, OCS Leasing Map, Texas Map No. 6. The following coordinates describe the boundary of the area included in this lease. The coordinates refer to the Texas (Lambert) Plane Coordinate System, South Central Zone:

INTERSECTIONS                                   ARC CENTER

1 X=3,206,515.81 Y=368,768.33         1-2 X=3,182,950.00 Y=418,115.00

2 X=3,212,714.51 Y=372,240.00

3 X=3,222,355.81 Y=372,240.00

4 X=3,222,355.81 Y=356,400.00

5 X=3,206,515.81 Y=356,400.00

6 X=3,206,515.81 Y=368,768.33

containing 5,500.42 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers those depths and formations from 100' below the stratigraphic equivalent of 9,555' TVD as found in the OCS-G 6104 No. 1 Well down to a depth of 50,000’ TVD subsea .

GALVESTON BLOCK 343

OCS-G 06105

50% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Texoma Production Company, et al, as Lessee, covering all of Block 343, Galveston Area, as shown on OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less.

OCS-G 06105

25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Texoma Production Company, et al, as Lessee, covering all of Block 343, Galveston Area, as shown on OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from the surface of the earth down to a depth of 50,000’ TVD subsea.

GALVESTON BLOCK 363

OCS-G 06113

37.5% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Texoma Production Company, et al, as Lessee, covering all of Block 363, Galveston Area, as shown on OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less.

OCS-G 06113

18.75% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1983 between the United States of America, as Lessor, and Texoma Production Company, et al, as Lessee, covering all of Block 363, Galveston Area, as shown on OCS Leasing Map, Texas Map No. 6, containing 5,760 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from 11,000’ TVD down to a depth of 50,000’ TVD subsea.

GRAND ISLE BLOCK 68

OCS-G 21467

Pipeline ROW

Segment No. 12380, described as 200 feet in width for the installation, operation and maintenance of an 8-5/8 inch pipeline 0.47 miles in length to transport gas and condensate from Platform A in Block 68 to a 24 inch subsea tie-in on Block 79, all in the Grand Isle Area.

HIGH ISLAND 30L

STATE OF TEXAS LEASE M-63547

All of Assignor's right, title and interest

State of Texas Lease No. 63547, dated effective July 1, 1969, between The State of Texas, as Lessor, and King Resources Company, as Lessee, covering the SE/4 of Block 30-L, Gulf of Mexico, Jefferson County, Texas, containing 1,440 acres, more or less, Jefferson County Texas, as shown on the Official Map of the Gulf of Mexico on file in the Texas General Land Office and recorded in Book 1643, Page 376 of the records of Jefferson County, Texas,

INSOFAR AND ONLY INSOFAR AS said lease covers depths from the surface of the earth to 19,000' subsea.

STATE OF TEXAS LEASE M-63547

50% of Assignor’s right, title and interest

State of Texas Lease No. 63547, dated effective July 1, 1969, between The State of Texas, as Lessor, and King Resources Company, as Lessee, covering the SE/4 of Block 30-L, Gulf of Mexico, Jefferson County, Texas, containing 1,440 acres, more or less, Jefferson County Texas, as shown on the Official Map of the Gulf of Mexico on file in the Texas General Land Office and recorded in Book 1643, Page 376 of the records of Jefferson County, Texas, INSOFAR AND ONLY INSOFAR AS said lease covers depths below 19,000' subsea.

HIGH ISLAND 45

OCS-G 12564

33.334% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1990 between the United States of America, as Lessor, and Murphy Oil USA, Inc., as Lessee, covering all of Block 45, High Island Area, East Addition, OCS Leasing Map, Texas Map No. 7A, containing 4,367.10 acres, more or less.

OCS-G 12564

10% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1990 between the United States of America, as Lessor, and Murphy Oil USA, Inc., as Lessee, covering all of Block 45, High Island Area, East Addition, OCS Leasing Map, Texas Map No. 7A, containing 4,367.10 acres, more or less, INSOFAR AND ONLY INSOFAR as the lease covers operating rights in depths from the surface to the stratigraphic equivalent of 11,176 feet subsea in the Zilkha OCS-G 12564 Well No. 1.

OCS-G 12564

16.6667% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective October 1, 1990 between the United States of America, as Lessor, and Murphy Oil USA, Inc., as Lessee, covering all of Block 45, High Island Area, East Addition, OCS Leasing Map, Texas Map No. 7A, containing 4,367.10 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from the stratigraphic equivalent of 11,176 feet subsea in the Zilkha OCS-G 12564 Well No. 1 down to a depth of 50,000’ TVD subsea.

HIGH ISLAND 98L

STATE OF TEXAS M-96904

All of Assignor's right, title and interest

State of Texas Lease No. M-96904 dated October 3, 1995 between The State of Texas, as Lessor, and UMC Petroleum Corp., as Lessee, covering N/2 of NE/4 of Tract 98-L, Gulf of Mexico, Galveston County, Texas, containing approximately 720 acres, as shown on the official map of the Gulf of Mexico now on file in the Texas General Land Office, Austin, Texas, less and except NE/4 of NE/4 INSOFAR AND ONLY INSOFAR AS said lease covers rights from the surface of the earth down to a depth of 9,300’ subsea.

STATE OF TEXAS M-96905

All of Assignor's right, title and interest

State of Texas Lease No. M-96905 dated October 3, 1995 between The State of Texas, as Lessor, and UMC Petroleum Corp., as Lessee, covering S/2 of NE/4 of Tract 98-L, Gulf of Mexico, Galveston County, Texas, containing approximately 720 acres, as shown on the official map of the Gulf of Mexico now on file in the Texas General Land Office, Austin, Texas, less and except SE/4 of NE/4.

STATE OF TEXAS SL960041

Surface Lease and Subsurface Easement

State of Texas Surface Lease and Subsurface Easement of 5 acres, more or less, for the construction, use, operation, and maintenance of a drilling and production platform to be located on State of Texas Tract 98-L, Gulf of Mexico, Chambers County, Texas, State of Texas Lease M-96905, described as being located at coordinates X = 3,437,762.71 and Y = 590,951.59.

STATE OF TEXAS ME-970007

Pipeline ROW

Right of Way 30 feet wide and 826.47 rods long to construct, maintain, operate, inspect and repair one (1) 6.625 inch O.D. pipeline for the purpose of transporting natural gas/condensate across Permanent School Fund land in Galveston County, Texas, described as Gulf of Mexico State Tract Number(s) 98-L (N/E), 98-L (NW), 98-L (SW).

HIGH ISLAND BLOCK A264

OCS-G 15805

50% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1996 between the United States of America, as Lessor, and Seagull Energy E&P Inc., et al, as Lessee, covering all of Block A264, High Island Area, East Addition, South Extension, as shown on OCS Official Leasing Map, Texas Map No. 7C, containing 5,760 acres, more or less.

OCS-G 15805

25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective February 1, 1996 between the United States of America, as Lessor, and Seagull

Energy E&P Inc., et al, as Lessee, covering all of Block A264, High Island Area, East Addition, South Extension, as shown on OCS Official Leasing Map, Texas Map No. 7C, containing 5,760 acres, more or less INSOFAR AND ONLY INSOFAR AS said lease covers depths from 5,183’ subsea down to a depth of 50,000’ TVD subsea.

HIGH ISLAND BLOCK A339

OCS-G 02739

0.29348% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1974 between the United States of America, as Lessor, and Amax Petroleum Corporation, et al, as Lessee, covering all of Block A-339 High Island Area, East Addition, South Extension, OCS Official Leasing Map, Texas Map No. 7C, containing 5,760 acres, more or less.

HIGH ISLAND BLOCK A340

OCS-G 02426

0.29348% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1973 between the United States of America, as Lessor, and Pennzoil Louisiana and Texas Offshore, Inc., et al, as Lessee, covering all of Block A-340, High Island Area, East Addition, South Extension, Official Leasing Map, Texas Map No. 7C, containing 5,760 acres, more or less.

HIGH ISLAND BLOCK A442

OCS-G 11383

45.45452% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective November 1, 1989 between the United States of America, as Lessor, and Hall-Houston Oil Company, as Lessee, covering all of Block A442, High Island Area, South Addition, as shown on OCS Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less.

OCS-G 11383

22.72726% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective November 1, 1989 between the United States of America, as Lessor, and Hall-Houston Oil Company, as Lessee, covering all of Block A442, High Island Area, South Addition, as shown on OCS Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less INSOFAR AND ONLY INSOFAR AS said lease covers depths from 8,055’ subsea down to a depth of 50,000’ TVD subsea.

OCS-G 15676

Pipeline ROW

Segment No. 10773, described as 200 feet in width for the installation, operation and maintenance of a 6-5/8 inch pipeline 3.01 miles in length, 3.03 miles as constructed, to transport oil from Platform A in Block A-442 to a subsea tie-in with 6-5/8 inch pipeline in Block A-443, all in the High Island Area.

OCS-G 15677

Pipeline ROW

Segment No. 10774, described as 200 feet in width for the installation, operation and maintenance of a 6-5/8 inch pipeline 4.29 miles in length, 4.3 miles as constructed, to transport gas from Platform A in Block A-442, High Island Area, South Addition, to a subsea tie-in with High Island Offshore System’s 30-inch pipeline in Block A-283, all in the High Island Area, East Addition, South Extension.

HIGH ISLAND BLOCK A474

OCS-G 02366

0.23478% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1973 between the United States of America, as Lessor, and Pennzoil Louisiana and Texas Offshore, Inc., et al, as Lessee, covering all of Block A474, High Island Area, South Addition, Official Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less.

HIGH ISLAND BLOCK A489

OCS-G 02372

0.23478% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1973 between the United States of America, as Lessor, and Pennzoil Louisiana and Texas Offshore, Inc., et al, as Lessee, covering all of Block A489, High Island Area, South Addition, Official Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less.

HIGH ISLAND BLOCK A499

OCS-G 03118

0.24783% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective April 1, 1975 between the United States of America, as Lessor, and Pennzoil Offshore Gas Operators, Inc., et al, as Lessee, covering all of Block A499, High Island Area, South Addition, Official Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less.

HIGH ISLAND BLOCK A560

OCS-G 14193

77.5% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective November 1, 1993 between the United States of America, as Lessor, and General Atlantic Gulf Coast, Inc., as Lessee, covering all of Block A-560, High Island Area, South Addition, OCS Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less.

OCS-G 14193

19.375% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective November 1, 1993 between the United States of America, as Lessor, and General Atlantic Gulf Coast, Inc., as Lessee, covering all of Block A-560, High Island Area, South Addition, OCS Leasing Map, Texas Map No. 7B, containing 5,760 acres, more or less, INSOFAR AND ONLY INSOFAR as to depths from 9,000’ TVD down to a depth of 50,000' TVD subsea.

MATAGORDA ISLAND BLOCK 634

OCS-G 07202

22.06897% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective September 1, 1984 between the United States of America, as Lessor, and Santa Fe International Corporation, et al, as Lessee, covering that portion of Block 634, Matagorda Island Area, OCS Leasing Map, Texas No.4, seaward of the line established pursuant to Section 8(g) of the OCS Lands Act as amended, described as follows:

INTERSECTIONS                                    ARC CENTER

1 X=2,810,515.81’ Y=94,187.63’         *1-2 X=2,758,963.00’ Y=146,759.00’

2 X=2,810,653.95’ Y=94,289.61’         *2-3 X=2,768,334.00’ Y=153,677.00’

3 X=2,817,361.14’ Y=98,901.42’         *3-4 X=2,777,844.00’ Y=160,216.00’

4 X=2,823,615.57’ Y=102,673.03’        4-5 X=2,785,963.00’ Y=165,112.00’

5 X=2,824,087.39’ Y=102,960.00’

6 X=2,826,355.81’ Y=102,960.00’

7 X=2,826,355.81’ Y= 87,120.00’

8 X=2,810,515.81’ Y= 87,120.00’

9 X=2,810,515.81’ Y= 94,187.63’

*Tangent segment

OCS-G 07202

11.03448% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective September 1, 1984 between the United States of America, as Lessor, and Santa Fe International Corporation, et al, as Lessee, covering that portion of Block 634, Matagorda Island

Area, OCS Leasing Map, Texas No.4, seaward of the line established pursuant to Section 8(g) of the OCS Lands Act as amended, described as follows:

INTERSECTIONS                                    ARC CENTER

1 X=2,810,515.81’ Y=94,187.63’        *1-2 X=2,758,963.00’ Y=146,759.00’

2 X=2,810,653.95’ Y=94,289.61’        *2-3 X=2,768,334.00’ Y=153,677.00’

3 X=2,817,361.14’ Y=98,901.42’        *3-4 X=2,777,844.00’ Y=160,216.00’

4 X=2,823,615.57’ Y=102,673.03’       4-5 X=2,785,963.00’ Y=165,112.00’

5 X=2,824,087.39’ Y=102,960.00’

6 X=2,826,355.81’ Y=102,960.00’

7 X=2,826,355.81’ Y= 87,120.00’

8 X=2,810,515.81’ Y= 87,120.00’

9 X=2,810,515.81’ Y= 94,187.63’

*Tangent segment

INSOFAR AND ONLY INSOFAR as said lease covers depths from 11,000’ TVD down to a depth of 50,000’ TVD subsea.

MAIN PASS BLOCK 175

OCS-G 08753

42.49985% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1987 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 175, Main Pass Area, South and East Addition, OCS Leasing Map, Louisiana Map No. 10A, containing 4,994.55 acres, more or less.

OCS-G 08753

21.24992% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1987 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 175, Main Pass Area, South and East Addition, OCS Leasing Map, Louisiana Map No. 10A, containing 4,994.55 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers depths from 4,000’ TVD down to a depth of 50,000’ TVD subsea.

OCS-G 13743

Pipeline ROW

Segment No. 9683, described as 200 feet in width for the installation, operation and maintenance of a 6 inch pipeline 5.91 miles in length to transport gas from Platform A in Block 175 crossing Block 176 to a 12 inch subsea tie-in in Block 178, all in the Main Pass Area.

MUSTANG ISLAND BLOCK 748L

STATE OF TEXAS LEASE M-81980

All of Assignor's Right, Title and Interest

State of Texas Oil and Gas Lease No. 81980, dated April 1, 1980, between the State of Texas acting through the Commissioner of the General Land Office as Lessor and Hunt Oil Company as Lessee, recorded in Volume 338, Page 571, Oil and Gas Records of Nueces County, Texas, which lease covers Tract 748-L, SE/4, Mustang Island Area, Gulf of Mexico, Nueces County, Texas, containing 1440 acres as shown on the official map of the Gulf of Mexico located in the files of the General Land Office, Austin Texas INSOFAR AND ONLY INSOFAR as said lease covers depths from the surface of the earth down to a depth of 12,600’ subsea.

STATE OF TEXAS LEASE M-81980

50% of Assignor's Right, Title and Interest

State of Texas Oil and Gas Lease No. 81980, dated April 1, 1980, between the State of Texas acting through the Commissioner of the General Land Office as Lessor and Hunt Oil Company as Lessee, recorded in Volume 338, Page 571, Oil and Gas Records of Nueces County, Texas, which lease covers Tract 748-L, SE/4, Mustang Island Area, Gulf of Mexico, Nueces County, Texas, containing 1440 acres as shown on the official map of the Gulf of Mexico located in the files of the General Land Office, Austin Texas INSOFAR AND ONLY INSOFAR as said lease covers depths below 12,600’ subsea.

MUSTANG ISLAND BLOCK 772L

STATE OF TEXAS LEASE M-93351

All of Assignor's Right, Title and Interest

State of Texas Oil and Gas Lease No. M-93351, dated February 7, 1989, between the State of Texas acting through the commissioner of the General Land Office as Lessor and Hunt Oil Company as Lessee, which lease is a renewal of, and successor to, predecessor State of Texas Lease No. M-74581, recorded in volume 313, Page 234, Oil and Gas Records of Nueces County, Texas, and which lease covers Tract 772-L, NE/4, Mustang Island Area, Gulf of Mexico, Nueces County, Texas, containing 1440 acres as shown on the official map of the Gulf of Mexico located in the files of the General Land Office, Austin Texas, INSOFAR AND ONLY INSOFAR AS said lease covers depths from the surface of the earth down to 12,600’ subsea.

STATE OF TEXAS LEASE M-93351

50% of Assignor's Right, Title and Interest

State of Texas Oil and Gas Lease No. M-93350, dated February 7, 1989, between the State of Texas acting through the commissioner of the General Land Office as Lessor and Hunt Oil Company as Lessee, which lease is a renewal of, and successor to, predecessor State of Texas Lease No. M-74581, recorded in volume 313, Page 234, Oil and Gas Records of Nueces County, Texas, and which lease covers Tract 772-L, NE/4, Mustang Island Area, Gulf of Mexico, Nueces County, Texas, containing 1440 acres as shown on the official map of the Gulf of Mexico located in the files of the General Land Office, Austin Texas, INSOFAR AND ONLY INSOFAR AS said lease covers depths below 12,600’ subsea.

SOUTH MARSH ISLAND BLOCK 36

OCS-G 07699

7.222% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 36, South Marsh Island Area, OCS Leasing Map Louisiana Map No. 3A containing 3,055.74 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers and affects the operating rights in depths from the surface down to the stratigraphic equivalent of 100' below a true vertical depth of 13,817' as encountered in the Walter Oil & Gas Corporation OCS-G 7700 Well No. 2.

OCS-G 07699

7.222% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 36, South Marsh Island Area, OCS Leasing Map, Louisiana Map No. 3A containing 3,055.74 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers and affects operating rights from 100' below the stratigraphic equivalent of a TVD of 13,817' as encountered in the Walter Oil & Gas Corporation OCS-G 7700 Well No. 2 down to 100' below the stratigraphic equivalent of the TVD of 15,597' as encountered in the Walter Oil & Gas Corporation OCS-G 7700 Well No. B-3.

SOUTH MARSH ISLAND BLOCK 37

OCS-G 07700

7.222% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 37, South Marsh Island Area, OCS Leasing Map, Louisiana Map No. 3A containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers and affects the operating rights in the SE/4 of Block 37 from the surface down to the stratigraphic equivalent of the TVD of 15,597' as encountered in the Walter Oil & Gas Corporation OCS-G 7700 Well No. B-3.

OCS-G 07700

7.222% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 37, South Marsh Island Area, OCS Leasing Map, Louisiana Map No. 3A containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers and affects the operating rights in the NE/4 and E/2E/2W/2 of Block 37 from the surface of the earth to 100' below the stratigraphic equivalent of the true vertical depth of 15,597' as encountered in the Walter Oil & Gas Corporation OCS-G 7700 Well No. B-3.

SOUTH MARSH ISLAND BLOCK 48

OCS 00786

100% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1960 between the United States of America, as Lessor, and Gulf Oil Corporation, as Lessee, covering all of Block 48, South Marsh Island Area, as shown on OCS Official Leasing Map, Louisiana Map No. 3A, containing 5,000 acres, more or less.

OCS 00786

50% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1960 between the United States of America, as Lessor, and Gulf Oil Corporation, as Lessee, covering all of Block 48, South Marsh Island Area, as shown on OCS Official Leasing Map, Louisiana Map No. 3A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from 13,000’ TVD down to a depth of 50,000’ TVD subsea.

SOUTH MARSH ISLAND BLOCK 125

OCS-G 02882

17.3466% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective December 1, 1974 between the United States of America, as Lessor, and Pennzoil Louisiana and Texas Offshore, Inc., et al, as Lessee, covering all of Block 125, South Marsh Island Area, South Addition, OCS Official Leasing Map, Louisiana Map No. 3C, containing 5,000 acres, more or less.

OCS-G 02882

8.6733% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective December 1, 1974 between the United States of America, as Lessor, and Pennzoil Louisiana and Texas Offshore, Inc., et al, as Lessee, covering all of Block 125, South Marsh Island Area, South Addition, OCS Official Leasing Map, Louisiana Map No. 3C, containing 5,000 acres, more or less INSOFAR AND ONLY INSOFAR AS said lease covers depths from 10,000’ TVD down to a depth of 50,000’ TVD subsea.

SOUTH MARSH ISLAND BLOCK 233

OCS-G 11929

25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective June 1, 1990 between the United States of America, as Lessor, and Union Pacific Resources Company, as Lessee, covering all of Block 233, South Marsh Island Area, North Addition, OCS Leasing Map, Louisiana Map No. 3D, containing 4,854.78 acres, more or less,

INSOFAR AND ONLY INSOFAR as the lease covers the interval from 7,000' beneath the sea floor to the stratigraphic equivalent of one hundred feet below 11,340' beneath the sea floor.

OCS-G 11929

50% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective June 1, 1990 between the United States of America, as Lessor, and Union Pacific Resources Company, as Lessee, covering all of Block 233, South Marsh Island Area, North Addition, OCS Leasing Map, Louisiana Map No. 3D, containing 4,854.78 acres, more or less, INSOFAR AND ONLY INSOFAR as said Lease covers depths below the stratigraphic equivalent of one hundred feet below 11,340' beneath the sea floor down to a depth of 50,000' TVD subsea.

SHIP SHOAL BLOCK 47

STATE OF LOUISIANA LEASE 14832

All of Assignor's Right, Title and Interest

Lease for Oil, Gas and Other Liquid or Gaseous Minerals being identified as Louisiana State Lease No. 14832 dated effective December 19, 1994, by and between the State of Louisiana, as Lessor, and Saltex Exploration Inc., as Lessee, recorded in Conveyance Book 1448, Entry No. 949900 of the Conveyance Records of Terrebonne Parish, Louisiana, containing 683.31 acres, more or less, Louisiana INSOFAR AND ONLY INSOFAR AS said lease covers depths from the surface to 12,000' TVD.

STATE OF LOUISIANA LEASE 14832

50% of Assignor's Right, Title and Interest

Lease for Oil, Gas and Other Liquid or Gaseous Minerals being identified as Louisiana State Lease No. 14832 dated effective December 19, 1994, by and between the State of Louisiana, as Lessor, and Saltex Exploration Inc., as Lessee, recorded in Conveyance Book 1448, Entry No. 949900 of the Conveyance Records of Terrebonne Parish, Louisiana, containing 683.31 acres, more or less, Louisiana INSOFAR AND ONLY INSOFAR AS said lease covers depths below 12,000' TVD.

STATE OF LOUISIANA ROW 3457

State of Louisiana Pipeline Right of Way Grant No. 3457 dated June 6, 1997 between The State of Louisiana, as Grantor, and Flores & Rucks, Inc., as Grantee, recorded in C.O.B. 1561, Entry No. 1000323 of the Records of Terrebonne Parish, Louisiana, as amended, to construct, maintain, operate, alter, repair, replace and remove a pipeline for the transportation of oil, water and gas under, upon, over and through State Lease 14832, Block 47, Ship Shoal Area, and State Lease 14795, Block 64, Ship Shoal Area, in the Parish of Terrebonne, State of Louisiana.

STATE OF LOUISIANA ROW 3494

State of Louisiana Pipeline Right of Way Grant No. 3494 dated September 12, 1997 between The State of Louisiana, as Grantor, and Ocean Energy, Inc., as Grantee, recorded in C.O.B. 1576, Entry No. 1007097 of the Records of Terrebonne Parish, Louisiana, to construct, maintain, operate, alter, repair, replace and remove a pipeline for the transportation of oil, water and gas under, upon, over and through State Lease 14832, Block 47, Ship Shoal Area, and State Lease 14795, Block 64, Ship Shoal Area, in the Parish of Terrebonne, State of Louisiana.

SHIP SHOAL BLOCK 64

STATE OF LOUISIANA LEASE 14795

All of Assignor's Right, Title and Interest

State of Louisiana Lease No. 14795 dated effective October 17, 1994, by and between the State Mineral Board for the State of Louisiana, as Lessor and SALTEX EXPLORATION INC., as Lessee, recorded in Conveyance Book 1439 Entry No. 946600 of the Conveyance Records of Terrebonne Parish, Louisiana, originally containing 1,006.11 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from the surface to 12,000' TVD.

STATE OF LOUISIANA LEASE 14795

50% of Assignor's Right, Title and Interest

State of Louisiana Lease No. 14795 dated effective October 17, 1994, by and between the State Mineral Board for the State of Louisiana, as Lessor and SALTEX EXPLORATION INC., as Lessee, recorded in Conveyance Book 1439 Entry No. 946600 of the Conveyance Records of Terrebonne Parish, Louisiana, originally containing 1,006.11 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths below 12,000' TVD.

OCS-G 17725

Pipeline ROW

Segment No. 11371, described as 200 feet in width for the installation, operation and maintenance of an 8-5/8 inch pipeline 1.61 miles in length to transport bulk gas from the Federal/State boundary in Block 64 to Trunkline Gas Company’s 30-inch pipeline in Block 71, all in Ship Shoal Area.

STATE OF LOUISIANA ROW 4079

State of Louisiana Pipeline Right of Way Grant No. 4079 dated March 2, 2001 between The State of Louisiana, as Grantor, and Ocean Energy, Inc., as Grantee, recorded in Conveyance Book 1727 under Entry No. 1091309 of the Records of Terrebonne Parish, Louisiana, to construct, maintain, operate, alter, repair, replace and remove a pipeline for the transportation of gas lift/supply under, upon, over and through State Lease 14795, Block 64, Ship Shoal Area, and State Lease 14832, Block 47, Ship Shoal Area, in the Parish of Terrebonne, State of Louisiana.

STATE OF LOUISIANA ROW 3456

State of Louisiana Pipeline Right of Way Grant No. 3456 dated June 6, 1997 between The State of Louisiana, as Grantor, and Flores & Rucks, Inc., as Grantee, recorded in Conveyance Book 1561 under Entry No. 1000322 of the Records of Terrebonne Parish, Louisiana, as amended, to construct, maintain, operate, alter, repair, replace and remove a pipeline 415.631 rods in length for the transportation of oil under, upon, over and through a proposed 6” oil pipeline originating in Ship Shoal Block 64, State Lease 14795 at Lat 28º 59’ 47.284” N., Long 90º 54’

36.412” W From that point pipeline will be installed S, Lat 28º 59’ 47.236” N, Long 90º 54’ 26.043” W 970.98’ to a point; thence S, Lat 28º 59’ 25.755” N, Long 90º 53’ 23.181” W 6857.94’ to a point; thence S, Lat 28º 58’ 41.617” N, Long 90º 50’ 43.805” W 21,785.96’ to the ending point in Ship Shoal Block 69 at Lat 28º 58’ 30.929” N, Long 90º 50’ 16.905” W.

STATE OF LOUISIANA ROW 3452

State of Louisiana Pipeline Right of Way Grant No. 3452 dated May 19, 1997 between The State of Louisiana, as Grantor, and Flores & Rucks, Inc., as Grantee, to construct, maintain, operate, alter, repair, replace and remove a pipeline 118.315 rods in length for the transportation of Natural Gas under, upon, over and through a proposed 8” gas line originating at Ship Shoal Block 64, proposed A Platform at Lat 28º 59’ 47.28” N., Long 90º 54’ 36.75” W. From that point pipeline will be installed S 15º 51’ 41” E 2130.31’ to a point; thence S 26º 32’ 32” E 4028.32’ to the ending point in Ship Shoal Block 71, tie-in on Trunkline’s existing 30” pipeline, Lat 28º 58’ 26.633” N, Long 90º 54’ 11.543” W.

OCS-G 18816

Pipeline ROW

Segment No. 11528, described as 200 feet in width for the installation, operation and maintenance of a 6-5/8 inch pipeline 5.86 miles in length to transport oil from the Federal/State Boundary of Ship Shoal Block 65 to an 8-inch subsea tie-in on Ship Shoal Block 69.

SHIP SHOAL BLOCK 276

OCS-G 10785

33.333% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1989 between the United States of America, as Lessor, and Forest Oil Corporation, et al, as Lessee, covering all of Block 276, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less.

OCS-G 10785

16.66667% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1989 between the United States of America, as Lessor, and Forest Oil Corporation, et al, as Lessee, covering all of Block 276, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from 10,000’ TVD down to a depth of 50,000’ TVD subsea.

SHIP SHOAL BLOCK 277

OCS-G 09627

33.333% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1988 between the United States of America, as Lessor, and Forest Oil Corporation, et al, as Lessee, covering all of Block 277, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less.

OCS-G 09627

16.66667% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1988 between the United States of America, as Lessor, and Forest Oil Corporation, et al, as Lessee, covering all of Block 277, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers depths from 10,000’ TVD down to a depth of 50,000’ TVD subsea.

SHIP SHOAL BLOCK 299

OCS-G 07759

100% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Forest Oil Corporation, as Lessee, covering all of Block 299, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less.

OCS-G 07759

50% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Forest Oil Corporation, as Lessee, covering all of Block 299, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers depths from 7,500’ TVD down to a depth of 50,000’ TVD subsea.

OCS-G 12344

Pipeline ROW

Segment No. 9173, described as 200 feet in width for the installation, operation and maintenance of an 8-5/8 inch pipeline 5.74 miles in length to transport bulk gas from Platform A in Block 299 to Platform A in Block 277, all in Ship Shoal Area, South Addition.

SHIP SHOAL BLOCK 300

OCS-G 07760

13.3333% Contractual Working Interest

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1985 between the United States of America, as Lessor, and Kerr-McGee

Corporation, et al, as Lessee, covering all of Block 300, Ship Shoal Area, South Addition, OCS Leasing Map, Louisiana Map No. 5A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers contractual rights in NW/4NW/4 as more fully described in Offshore Operating Agreement dated effective September 15, 1990 between Kerr-McGee Corporation and Adobe Resources Corporation, et al.

SOUTH TIMBALIER BLOCK 212

OCS-G 14538

22.55624% Contractual Working Interest

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1994 between the United States of America, as Lessor, and Texaco Exploration and Production Inc., as Lessee, covering all of Block 212, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers contractual rights only in SE/4 and S/2SW/4 as more fully described in Operating Agreement dated July 30, 1999 between Spinnaker Exploration Company, LLC and Ocean Energy, Inc., et al, and further limited to depths from the surface to 17,500' TVD.

OCS-G 14538

11.27812% Contractual Working Interest

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1994 between the United States of America, as Lessor, and Texaco Exploration and Production Inc., as Lessee, covering all of Block 212, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers contractual rights only in SE/4 and S/2SW/4 as more fully described in Operating Agreement dated July 30, 1999 between Spinnaker Exploration Company, LLC and Ocean Energy, Inc., et al, and further limited to depths below 17,500' TVD.

SOUTH TIMBALIER BLOCK 219

OCS-G 19831

25% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1998 between the United States of America, as Lessor, and Samedan Oil Corporation, et al, as Lessee, covering all of Block 219, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 5,000 acres, more or less.

OCS-G 19831

12.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1998 between the United States of America, as Lessor, and Samedan Oil Corporation, et al, as Lessee, covering all of Block 219, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 5,000 acres, more or less, INSOFAR

AND ONLY INSOFAR as said lease covers depths from 18,000’ TVD down to a depth of 50,000’ TVD subsea.

SOUTH TIMBALIER BLOCK 231

OCS-G 10836

100% Operating Rights*

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective June 1, 1989 between the United States of America, as Lessor, and The Louisiana Land and Exploration Company, et al, as Lessee, covering all of Block 231, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as the lease covers all depths from the surface down to and including the true vertical depth of five thousand feet (5000' TVD).

*Assignment of 50% Operating Rights Interest from W&T Offshore, Inc. to Devon Energy Production Company, L.P. is pending

OCS-G 10836

100% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective June 1, 1989 between the United States of America, as Lessor, and The Louisiana Land and Exploration Company, et al, as Lessee, covering all of Block 231, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as the lease covers depths from the true vertical depth below 5,000 feet down to and including the true vertical depth of 7,500 feet.

OCS-G 20518

Pipeline ROW

Segment No. 11869, described as 200 feet in width for the installation, operation and maintenance of a 4-1/2-inch pipeline 3.01 miles in length to transport bulk gas from Well No. 1, Block 231, through Block 230 to Platform "A" in Block 229, all in the South Timbalier Area.

SOUTH TIMBALIER BLOCK 277

OCS-G 10853

60.625% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1989 between the United States of America, as Lessor, and Union Pacific Resources Company, as Lessee, covering all of Block 277, South Timbalier Area, South Addition, OCS Leasing Map, Louisiana Map No. 6A, containing 3,772.18 acres, more or less, LIMITED TO THOSE DEPTHS from the surface of the earth to 100 feet below the stratigraphic equivalent of 7,064 feet true vertical depth, as found in the OCS-G 10853 No. 2 Well.

VERMILION BLOCK 57

OCS-G 03977

75% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective March 1, 1979 between the United States of America, as Lessor, and Diamond Shamrock Corporation, et al, as Lessee, covering N/2 of Block 57, Vermilion Area, as shown on OCS Leasing Map, Louisiana Map No. 3, containing 2,500 acres, more or less.

OCS-G 03977

37.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective March 1, 1979 between the United States of America, as Lessor, and Diamond Shamrock Corporation, et al, as Lessee, covering N/2 of Block 57, Vermilion Area, as shown on OCS Leasing Map, Louisiana Map No. 3, containing 2,500 acres, more or less INSOFAR AND ONLY INSOFAR as said lease covers depths from 19,000’ TVD down to a depth of 50,000’ TVD subsea.

VERMILION BLOCK 114

OCS-G 17895

50% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1997 between the United States of America, as Lessor, and Equitable Resources Energy Company, et al, as Lessee, covering all of Block 114, Vermilion Area, OCS Leasing Map, Louisiana Map No. 3, containing 5,000 acres, more or less.

OCS-G 17895

25% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1997 between the United States of America, as Lessor, and Equitable Resources Energy Company, et al, as Lessee, covering all of Block 114, Vermilion Area, OCS Leasing Map, Louisiana Map No. 3, containing 5,000 acres, more or less INSOFAR AND ONLY INSOFAR as said lease covers depths from 12,000’ TVD down to a depth of 50,000’ TVD subsea.

VERMILION BLOCK 131

OCS 00775

27.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 1960 between the United States of America, as Lessor, and Gulf Oil Corporation, et al, as Lessee, covering all of Block 131, Vermilion Area, as shown on official leasing map La. No. 3, Outer Continental Shelf Leasing Map (Louisiana offshore operations), containing 4,922.87 acres, more or less, INSOFAR AND ONLY INSOFAR as the lease pertains to the Northwest Quarter of the Northwest Quarter (NW1/4NW1/4) and the North Half of the Northeast Quarter of the Northwest Quarter (N1/2NE1/4NW1/4) of said Block 131 from the surface of the earth down to the stratigraphic equivalent of one-hundred feet (100') below 7400 feet subsea as encountered in the Hall-Houston Oil Company OCS 0775 No. 15 well.

VERMILION BLOCK 271

OCS-G 04800

25% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective September 1, 1981 between the United States of America, as Lessor, and MOBIL OIL EXPLORATION & PRODUCING SOUTHEAST INC., et al, as Lessee, covering all of Block 271, Vermilion Area, South Addition, as shown on OCS Leasing Map, Louisiana Map No. 3B, containing 4,417.5 acres, more or less.

OCS-G 04800

12.5% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective September 1, 1981 between the United States of America, as Lessor, and MOBIL OIL EXPLORATION & PRODUCING SOUTHEAST INC., et al, as Lessee, covering all of Block 271, Vermilion Area, South Addition, as shown on OCS Leasing Map, Louisiana Map No. 3B, containing 4,417.5 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers depths from 6,103’ TVD down to a depth of 50,000’ TVD subsea.

VIOSCA KNOLL BLOCK 213

OCS-G 21720

100% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective May 1, 2000 between the United States of America, as Lessor, and Chevron U.S.A. Inc., as Lessee, covering all of Block 213, Viosca Knoll, OCS Official Protraction Diagram, NG 16-7, containing 5,760 acres, more or less.

OCS-G 25344

Pipeline Right of Way

Segment No. 14525, described as 200 feet in width for the installation, operation and maintenance of an 8-5/8 inch pipeline 7.15 miles in length to transport bulk gas from Platform A in Block 213 through Blocks 169 and 168, to Platform A in Block 124, all in the Viosca Knoll Area.

VIOSCA KNOLL BLOCK 738

OCS-G 15431

29% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1995 between the United States of America, as Lessor, and Marathon Oil Company, et al, as Lessee, covering all of Block 738, Viosca Knoll, OCS Official Protraction Diagram NH 16-7, containing 5,760 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers S/2 and S/2N/2 from the surface down to a depth of 50,000' TVD Subsea.

WEST CAMERON 206

OCS-G 03496

21% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1977 between the United States of America, as Lessor, and Atlantic Richfield Company, as Lessee, covering all of Block 206, West Cameron Area, as shown on OCS Official Leasing Map, Louisiana Map No. 1, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers horizons from the surface of the earth down to and including the stratigraphic equivalent of 13,763 feet subsea, being the total vertical depth (TVD) of the Santa Fe Energy Resources, Inc.'s OCS-G 3496 No.1 Well plus 100 feet.

OCS-G 17714

Pipeline ROW

Segment No. 11335, described as 200 feet in width for the installation, operation and maintenance of a 6-5/8 inch pipeline to transport bulk gas from Well No. 1 in Block 206 to Platform "A" in Block 205, all in the West Cameron Area.

WEST CAMERON BLOCK 528

OCS-G 16202

36.1108% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective August 1, 1996 between the United States of America, as Lessor, and UMC Petroleum Corporation, et al, as Lessee, covering all of Block 528, West Cameron Area, South Addition, OCS Leasing Map, Louisiana Map No. 1B, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as said lease covers the N/2 from the surface down to a depth of 50,000' TVD Subsea.

OCS-G 16202

36.1108% Contractual Working Interest in the wellbore of the OCS-G 16202 A-3 Well, API 1770241199.

WEST CAMERON 541

OCS-G 14341

77.5% Record Title

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1994 between the United States of America, as Lessor, and General Atlantic Gulf Coast, Inc., as Lessee, covering all of Block 541, West Cameron Area, South Addition, Official Leasing Map, Louisiana Map No. 1B, containing 5,000 acres, more or less.

OCS-G 14341

38.75% Operating Rights

Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, dated effective July 1, 1994 between the United States of America, as Lessor, and General Atlantic Gulf Coast, Inc., as Lessee, covering all of Block 541, West Cameron Area, South Addition, Official Leasing Map, Louisiana Map No. 1B, containing 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR AS said lease covers depths from 8,598’ TVD down to a depth of 50,000’ TVD subsea.

OCS-G 16011

Pipeline ROW

Segment No. 10919, described as 200 feet in width for the installation, operation and maintenance of an 8-5/8 inch pipeline 4.52 miles in length to transport gas and condensate from Platform A in Block 524 across Blocks 541 and 540 to a subsea tie-in with 20 inch pipeline in Block 549, all in West Cameron Area.

Excluded Assets

The following overriding royalty interests are reserved and excepted as indicated below.

Block	Lease No.	Owner	ORRI
Eugene Island Block 365	OCS G-13628	Devon Energy Production Company, LP	3.000000%
Galveston Block 273	OCS G-09037	Devon Louisiana Corporation	0.100000%
Galveston Block 343	OCS G-06105	Devon Energy Production Company, LP	3.125000%
Galveston Block 363	OCS G-06113	Devon Energy Production Company, LP	2.500000%
High Island Block A560	OCS G-14193	Devon Louisiana Corporation	0.355000%
Main Pass Bloack 175	OCS G-08753	Devon Louisiana Corporation	0.605000%
Mustang Island Block 748L	TX M-81980	Devon Energy Production Company, LP	0.095676%
South Marsh Island Block 233	OCS G-11929	Devon Louisiana Corporation	1.312500%
South Timbalier Block 277	OCS G-10853	Devon Louisiana Corporation	3.188100%
Vermillion Block 271	OCS G-04800	Devon Louisiana Corporation	2.000000%
West Cameron Block 528	OSC G-16202	Devon Louisiana Corporation	0.400000%
West Cameron Block 541	OCS G-14341	Devon Louisiana Corporation	0.416350%

EXHIBIT B-1- WELLS

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
BRAZOS BLOCK 0397	547490002	BA 396 A002 OCS G10213 (RC)	GOM OFFSHORE, GULF OF MEXICO	427044029200	DEVON LOUISIANA CORPORATION	0.65000000	0.46041700	0.00000000	0.00000000	0.65000000	0.46041700	0.00000000	0.00000000
BRAZOS BLOCK 0397	547487002	BA 396 0001 OCS G10213	OFFSHORE FED , TEXAS	427044025000	DEVON LOUISIANA CORPORATION	0.65000000	0.46041700	0.00000000	0.00000000	0.65000000	0.46041700	0.00000000	0.00000000
BRAZOS BLOCK 0431	547213001	BA 416 0001 OCS G09015	BRAZOS-LG BLK AREA, TEXAS	427044023700	DEVON LOUISIANA CORPORATION	0.33083300	0.00000000	0.00000000	0.00000000	0.33083300	0.00000000	0.00000000	0.00000000
EAST CAMERON BLOCK 0353	300197002	EC 353 A2 OCS G-2265	EAST CAMERON SO, GULF OF MEXICO	177044043900	APACHE CORPORATION	0.11136400	0.09280300	0.00000000	0.00000000	0.11136400	0.09280300	0.00000000	0.00000000
EAST CAMERON BLOCK 0353	300197004	EC 353 A4 OCS G-2265	EAST CAMERON SO, GULF OF MEXICO	177044044300	APACHE CORPORATION	0.11136400	0.09280300	0.00000000	0.00000000	0.11136400	0.09280300	0.00000000	0.00000000
EAST CAMERON BLOCK 0353	301114001	EC 354 A3 OCS G-2265	EAST CAMERON SO, GULF OF MEXICO	177044044000	APACHE CORPORATION	0.11136400	0.09280300	0.00000000	0.00000000	0.11136400	0.09280300	0.00000000	0.00000000
EUGENE ISLAND 128	530135001	EI 116 0009C OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094073800	DEVON LOUISIANA CORPORATION	1.00000000	0.81333300	0.00000000	0.00000000	1.00000000	0.81333300	0.00000000	0.00000000
EUGENE ISLAND 128	530139001	EI 116 0010ST OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094074603	DEVON LOUISIANA CORPORATION	1.00000000	0.80083300	0.00000000	0.00000000	1.00000000	0.80083300	0.00000000	0.00000000
EUGENE ISLAND 128	530135004	EI 116 0012B OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094080001	DEVON LOUISIANA CORPORATION	1.00000000	0.81333300	0.00000000	0.00000000	1.00000000	0.81333300	0.00000000	0.00000000
EUGENE ISLAND 128	530135005	EI 116 0013B OCS 00478	EUGENE ISLAND AREA, LOUISIANA	177094088301	DEVON LOUISIANA CORPORATION	1.00000000	0.81333300	0.00000000	0.00000000	1.00000000	0.81333300	0.00000000	0.00000000
EUGENE ISLAND 128	530133009	EI 128 C004H OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058800	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133021	EI 128 C005 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058200	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133011	EI 128 C006 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058400	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133012	EI 128 C007 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090073601	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133013	EI 128 C009C OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177094017600	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530138002	EI 128 C010D OCS 00053 HAWKEYE	EUGENE ISLAND AREA, LOUISIANA	177094130900	DEVON LOUISIANA CORPORATION	1.00000000	0.85500000	0.00000000	0.00000000	1.00000000	0.85500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133014	EI 128 F003 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058900	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133015	EI 128 F003D OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177090058900	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133016	EI 128 F004 OCS 00053	EUGENE ISLAND AREA, LOUISIANA	177094072500	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133001	EI 128 OCS 00053 0005G	EUGENE ISLAND AREA, LOUISIANA	177094062900	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530134011	EI 129 0010 OCS 00054	EUGENE ISLAND AREA, LOUISIANA	177094079602	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530140001	EI 129 0011 OCS 00054 CORNHUSK	EUGENE ISLAND AREA, LOUISIANA	177094131801	DEVON LOUISIANA CORPORATION	1.00000000	0.85500000	0.00000000	0.00000000	1.00000000	0.85500000	0.00000000	0.00000000
EUGENE ISLAND 128	530134006	EI 129 F002 OCS 00054	EUGENE ISLAND AREA, LOUISIANA	177090058500	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133017	EI 128 C003ST OCS 00053	OFFSHORE FED , LOUISIANA	177090011400	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 128	530133018	EI 128 F001 OCS 00053	OFFSHORE FED , LOUISIANA	177090058100	DEVON LOUISIANA CORPORATION	1.00000000	0.87500000	0.00000000	0.00000000	1.00000000	0.87500000	0.00000000	0.00000000
EUGENE ISLAND 147	10813010	EI 163 NO.1 (OCSG 17977)	EUGENE ISLAND, GULF OF MEXICO	177094134400	NEWFIELD EXPLORATION COMPANY	0.12500000	0.10416700	0.00000000	0.00000000	0.12500000	0.10416700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0007	532445001	EI 007 0001 ST LA 16194 MALIBU	EUGENE ISLAND AREA, LOUISIANA	177092033200	DEVON LOUISIANA CORPORATION	1.00000000	0.76500000	0.00000000	0.00000000	1.00000000	0.76500000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0007	532445002	EI 007 0002 ST LA 16194	EUGENE ISLAND AREA, LOUISIANA	177092033800	DEVON LOUISIANA CORPORATION	1.00000000	0.76500000	0.00000000	0.00000000	1.00000000	0.76500000	0.00000000	0.00000000

1 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
EUGENE ISLAND BLOCK 0032	530379003	EI 033 0003 OCS G03560	EUGENE ISLAND AREA, LOUISIANA	177094075800	UNOCAL OIL & GAS DIVISION	0.09017000	0.00000000	0.00000000	0.00000000	0.09017000	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530383001	EI 033 0001 OCS G03560	OFFSHORE FED , LOUISIANA	177094048600	UNION OIL CO OF CALIFORNIA	0.15633100	0.00000000	0.00000000	0.00000000	0.15633100	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530378001	EI 033 0002 OCS G03560	OFFSHORE FED , LOUISIANA	177094073000	UNION OIL CO OF CALIFORNIA	0.09017000	0.00000000	0.00000000	0.00000000	0.09017000	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530381001	EI 033 0004 OCS G03560	OFFSHORE FED , LOUISIANA	177094097700	UNION OIL CO OF CALIFORNIA	0.13525500	0.00000000	0.00000000	0.00000000	0.13525500	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530380001	EI 033 0005 OCS G03560	OFFSHORE FED , LOUISIANA	177094097800	UNOCAL OIL & GAS DIVISION	0.15633100	0.00000000	0.00000000	0.00000000	0.15633100	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0032	530382001	EI 033 A001 OCS G03560	OFFSHORE FED , LOUISIANA	177094112800	UNOCAL OIL & GAS DIVISION	0.15633100	0.00000000	0.00000000	0.00000000	0.15633100	0.00000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130001	EI 305 B-1 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104024500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130010	EI 305 B-10 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104075300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130111	EI 305 B-11 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104139700	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130120	EI 305 B-12 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104154500	DEVON ENERGY PRODUCTION CO., LP	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130002	EI 305 B-2 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104055500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130003	EI 305 B-3 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104060500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130004	EI 305 B-4 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104060400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130051	EI 305 B-5ST OCSG2108	EUGENE ISLAND S, GULF OF MEXICO	177104060601	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130006	EI 305 B-6 ST1 OCSG21080	EUGENE ISLAND S, GULF OF MEXICO	177104068102	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130007	EI 305 B-7 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104069600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130008	EI 305 B-8 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104070600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0296	300130009	EI 305 B-9 (OCSG2108)	EUGENE ISLAND S, GULF OF MEXICO	177104075200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530412001	EI 297 0003ST OCS G04225	EUGENE ISLAND-SOUTH AREA, LOUISIANA	177104151400	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530406001	EI 297 A001 OCS G04225	OFFSHORE FED , LOUISIANA	177104115100	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530408001	EI 297 A002 OCS G04225	OFFSHORE FED , LOUISIANA	177104115800	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530407001	EI 297 A003 OCS G04225	OFFSHORE FED , LOUISIANA	177104116100	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0297	530409001	EI 297 A004 OCS G04225	OFFSHORE FED , LOUISIANA	177104137100	UNOCAL OIL & GAS DIVISION	0.07500000	0.06250000	0.00000000	0.00000000	0.07500000	0.06250000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071008	EI 325 A1-A OCS-G5517	EUGENE ISLAND S, GULF OF MEXICO	177104123600	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071002	EI 325 A2/A2D OCSG-5517	EUGENE ISLAND S, GULF OF MEXICO	177104123900	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071012	EI 325 A-3ST1 OCSG-5517	EUGENE ISLAND S, GULF OF MEXICO	177104125000	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071013	EI 325 A-4ST1 BD SAND OSCG5517	EUGENE ISLAND S, GULF OF MEXICO	177104125501	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071005	EI 325 A5 OCS G-5517	EUGENE ISLAND S, GULF OF MEXICO	177104129600	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0325	301071009	EI 325 A6 {AE&AD SAND-RECOMPL}	EUGENE ISLAND S, GULF OF MEXICO	177104132100	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000

2 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
EUGENE ISLAND BLOCK 0325	301071007	EI 325 A7 OCS G-5517	EUGENE ISLAND S, GULF OF MEXICO	177104131400	FOREST OIL CORP.	0.33333300	0.23333300	0.00000000	0.00000000	0.33333300	0.23333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209002	EI 342 C1	EUGENE ISLAND S, GULF OF MEXICO	177104113000	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209006	EI 342 C10	EUGENE ISLAND S, GULF OF MEXICO	177104121500	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209007	EI 342 C11	EUGENE ISLAND S, GULF OF MEXICO	177104122000	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209013	EI 342 C12	EUGENE ISLAND S, GULF OF MEXICO	177104122200	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209015	EI 342 C12D	EUGENE ISLAND S, GULF OF MEXICO	177104122200	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209014	EI 342 C13	EUGENE ISLAND S, GULF OF MEXICO	177104122700	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209017	EI 342 C14	EUGENE ISLAND S, GULF OF MEXICO	177104135800	FOREST OIL CORPORATION	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209016	EI 342 C2	EUGENE ISLAND S, GULF OF MEXICO	177104110600	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209008	EI 342 C3	EUGENE ISLAND S, GULF OF MEXICO	177104114000	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209009	EI 342 C4	EUGENE ISLAND S, GULF OF MEXICO	177104120101	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209020	EI 342 C4D	EUGENE ISLAND S, GULF OF MEXICO	177104120100	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209003	EI 342 C5	EUGENE ISLAND S, GULF OF MEXICO	177104120200	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209010	EI 342 C6	EUGENE ISLAND S, GULF OF MEXICO	177104120300	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209005	EI 342 C7	EUGENE ISLAND S, GULF OF MEXICO	177104120800	FOREST OIL CORPORATION	0.25000000	0.16666700	0.00000000	0.00000000	0.25000000	0.16666700	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209011	EI 342 C8	EUGENE ISLAND S, GULF OF MEXICO	177104121000	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0342	301209012	EI 342 C9	EUGENE ISLAND S, GULF OF MEXICO	177104121300	FOREST OIL CORPORATION	0.38250000	0.30000000	0.00000000	0.00000000	0.38250000	0.30000000	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300198001	EI 348 A-2 (OCSG2321)	EUGENE ISLAND S, GULF OF MEXICO	177104073300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117010	EI 365 A-1	EUGENE ISLAND S, GULF OF MEXICO	177104073200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117031	EI 365 A-3AST (OCSG 13628)	EUGENE ISLAND S, GULF OF MEXICO	177104073400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117041	EI 365 A-4ST (OCSG13628)	EUGENE ISLAND S, GULF OF MEXICO	177104076501	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117060	EI 365 A-5ST	EUGENE ISLAND S, GULF OF MEXICO	177104074701	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	300117006	EI 365 A006 (OCS-G 13628)	EUGENE ISLAND, GULF OF MEXICO	177104158900	EL PASO PRODUCTION COMPANY	0.10000000	0.08333300	0.00000000	0.00000000	0.10000000	0.08333300	0.00000000	0.00000000
EUGENE ISLAND BLOCK 0348	301151001	EI 365 A-3ST OCS G-13628	EUGENE ISLAND, GULF OF MEXICO	177104073401	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.71333300	0.00000000	0.00000000	1.00000000	0.71333300	0.00000000	0.00000000
GALVESTON BLOCK 0273	547214004	GA 273 0001 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064027100	DEVON LOUISIANA CORPORATION	0.65000000	0.53566700	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547214002	GA 273 0003 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064029500	DEVON LOUISIANA CORPORATION	0.65000000	0.53566700	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547215001	GA 273 0005 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064033100	DEVON LOUISIANA CORPORATION	1.00000000	0.82733300	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547217002	GA 273 A001 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064027100	DEVON LOUISIANA CORPORATION	0.65000000	0.53566700	0.00000000	0.00000000	0.65000000	0.53566700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547216001	GA 273 B001 OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064034400	DEVON LOUISIANA CORPORATION	1.00000000	0.79816700	0.00000000	0.00000000	1.00000000	0.79816700	0.00000000	0.00000000

3 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
GALVESTON BLOCK 0273	547216002	GA 273 B001D OCS G09037	GALVESTON-LG BLK AREA, TEXAS	427064034400	DEVON LOUISIANA CORPORATION	1.00000000	0.79816700	0.00000000	0.00000000	1.00000000	0.79816700	0.00000000	0.00000000
GALVESTON BLOCK 0273	547230001	GA 283 B002 ST1 OCS G09039	GALVESTON-LG BLK AREA, TEXAS	427064035201	DEVON LOUISIANA CORPORATION	0.66666700	0.00000000	0.00000000	0.00000000	0.66666700	0.00000000	0.00000000	0.00000000
GALVESTON BLOCK 0333	547239010	GA 333 A001 OCS G06104	GALVESTON-LG BLK AREA, TEXAS	427064021500	ANADARKO PETROLEUM CORPORATION	0.15000000	0.12000000	0.00000000	0.00000000	0.15000000	0.12000000	0.00000000	0.00000000
GALVESTON BLOCK 0333	547239007	GA 333 A002 OCS G06104	GALVESTON-LG BLK AREA, TEXAS	427064024200	ANADARKO PETROLEUM CORPORATION	0.15000000	0.12000000	0.00000000	0.00000000	0.15000000	0.12000000	0.00000000	0.00000000
GALVESTON BLOCK 0333	547239011	GA 333 A003 OCS G06104	GALVESTON-LG BLK AREA, TEXAS	427064042000	ANADARKO PETROLEUM CORPORATION	0.15000000	0.12000000	0.00000000	0.00000000	0.15000000	0.12000000	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580011	GA 343 A001 OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064020400	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580023	GA 343 A002U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064021300	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580031	GA 343 A003L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064022400	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580032	GA 343 A003U OCS G 06105	GALVESTON-LG BLK AREA, TEXAS	427064022400	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580043	GA 343 A004 OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064022500	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580041	GA 343 A004L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064022500	DEVON LOUISIANA CORPORATION	0.28409100	0.23049300	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580051	GA 343 A005 OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064027000	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580061	GA 343 A006L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064023100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580062	GA 343 A006U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064023100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580092	GA 343 A009L OCS G 06105	GALVESTON-LG BLK AREA, TEXAS	427064024600	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580093	GA 343 A009U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064024600	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580101	GA 343 A010L OCS G 06105	GALVESTON-LG BLK AREA, TEXAS	427064033700	DEVON LOUISIANA CORPORATION	0.32500000	0.26383300	0.00000000	0.00000000	0.32500000	0.26383300	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580102	GA 343 A010U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064033700	DEVON LOUISIANA CORPORATION	0.32500000	0.26383300	0.00000000	0.00000000	0.32500000	0.26383300	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580113	GA 343 A011L OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064021100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415580112	GA 343 A011U OCS G06105	GALVESTON-LG BLK AREA, TEXAS	427064021100	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760010	GA 363 0001 OCS G06113	GALVESTON-LG BLK AREA, TEXAS	427064021100	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760021	GA 363 A002L OCS G06113	GALVESTON-LG BLK AREA, TEXAS	427064021400	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760022	GA 363 A002U OCS G 06113	GALVESTON-LG BLK AREA, TEXAS	427064021400	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	415760031	GA 363 A003 OCS G06113	GALVESTON-LG BLK AREA, TEXAS	427064022200	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GALVESTON BLOCK 0343	533175001	GA 343 0008 OCS G06105	OFFSHORE FED , TEXAS	427064023900	DEVON LOUISIANA CORPORATION	0.25000000	0.20208400	0.00000000	0.00000000	0.25000000	0.20208400	0.00000000	0.00000000
GALVESTON BLOCK 0379	533228001	GA 363 0004 OCS G06113	OFFSHORE FED , TEXAS	427064025200	DEVON LOUISIANA CORPORATION	0.37500000	0.30500100	0.00000000	0.00000000	0.37500000	0.30500100	0.00000000	0.00000000
GRAND ISLE BLOCK 0068	532448003	GI 068 A001 OCS G15353	GRAND ISLE AREA, LOUISIANA	177174040500	DEVON LOUISIANA CORPORATION	1.00000000	0.00000000	0.00000000	0.00000000	0.60000000	0.00000000	0.00000000	0.00000000
GRAND ISLE BLOCK 0068	532448004	GI 068 A001D OCS G15353	GRAND ISLE AREA, LOUISIANA	177174040500	DEVON LOUISIANA CORPORATION	1.00000000	0.00000000	0.00000000	0.00000000	0.60000000	0.00000000	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450001	HI A339 A002 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114013600	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000

4 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND 340 (A) E.A.S.E.	547450002	HI A339 A004 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114015400	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547451001	HI A339 A005 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114015700	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450004	HI A339 A008 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114017800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450005	HI A339 A008D OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114017800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450007	HI A339 A012 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114021100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450008	HI A339 A013 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114022300	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450009	HI A339 A014 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114023500	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450011	HI A339 A015A OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114024100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450010	HI A339 A015D OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114024100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547450012	HI A339 A022 OCS G02739 (A16ST	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114025800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547452002	HI A339 A025ST1 OCS G02739	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114082600	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455001	HI A340 A001 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114012800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455002	HI A340 A003A OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114014200	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455003	HI A340 A006 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114016400	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455004	HI A340 A009 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114018800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455007	HI A340 A018 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114026300	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455008	HI A340 A019 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114026900	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455009	HI A340 A020 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114027800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455010	HI A340 A020D OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114027800	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455011	HI A340 A021ST OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114028200	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455012	HI A340 A023 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114030500	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455013	HI A340 A024 OCS G02426	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114030700	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547453001	HI A339 A024ST1 OCS G02739	OFFSHORE FED , LOUISIANA	427114030702	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547454001	HI A339 A011ST1 OCS G02739	OFFSHORE FED , TEXAS	427114021001	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547456001	HI A340 A012ST1 OCS G02426	OFFSHORE FED , TEXAS	427114021101	MERIT ENERGY COMPANY	0.00308900	0.00257400	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 340 (A) E.A.S.E.	547455006	HI A340 A017 OCS G02426	OFFSHORE FED , TEXAS	427114026100	MERIT ENERGY COMPANY	0.00293500	0.00244600	0.00000000	0.00000000	0.00293500	0.00244600	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547431002	HI A489 B021 ST2 OCS G02372	HIGH IS - SOUTH, GULF OF MEXICO	427090262020	NEWFIELD EXPLORATION COMPANY	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547434002	HI A489 B025 OCS G02372 (RC)	HIGH IS - SOUTH, GULF OF MEXICO	427094041400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547415001	HI A474 A013ST2 OCS G02366	HIGH ISLAND SOUTH AREA, TEXAS	427094036100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00303700	0.00253100	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000

5 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND 474 (A) S ADD.	547414001	HI A474 A018 OCS G02366	HIGH ISLAND SOUTH AREA, TEXAS	427094033100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00266800	0.00222300	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547419003	HI A489 B005ST OCS G02372	HIGH ISLAND SOUTH AREA, TEXAS	427094024600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00268900	0.00224100	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412022	HI A474 A017 OCS G02366	OFFSHORE FED , LOUISIANA	427094032500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412024	HI A474 A001 OCS G02366	OFFSHORE FED , TEXAS	427094017100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412002	HI A474 A002 OCS G02366	OFFSHORE FED , TEXAS	427094017200	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412003	HI A474 A003 OCS G02366	OFFSHORE FED , TEXAS	427094019900	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412004	HI A474 A003D OCS G02366	OFFSHORE FED , TEXAS	427094019900	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412005	HI A474 A004 OCS G02366	OFFSHORE FED , TEXAS	427094022800	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412006	HI A474 A005 OCS G02366	OFFSHORE FED , TEXAS	427094023500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412007	HI A474 A006 OCS G02366	OFFSHORE FED , TEXAS	427094024300	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547413001	HI A474 A007ST OCS G02366	OFFSHORE FED , TEXAS	427094027702	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00301000	0.00250800	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412009	HI A474 A009 OCS G02366	OFFSHORE FED , TEXAS	427094028500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412010	HI A474 A010 OCS G02366	OFFSHORE FED , TEXAS	427094029400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412011	HI A474 A011 OCS G02366	OFFSHORE FED , TEXAS	427094030000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412012	HI A474 A012ST OCS G02366	OFFSHORE FED , TEXAS	427094030801	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412014	HI A474 A014 OCS G02366	OFFSHORE FED , TEXAS	427094035000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412015	HI A474 A015 OCS G02366	OFFSHORE FED , TEXAS	427094037000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412016	HI A474 A016 OCS G02366	OFFSHORE FED , TEXAS	427094035500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412018	HI A474 A018 OCS G02366	OFFSHORE FED , TEXAS	427094001300	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412019	HI A474 A020 OCS G02366	OFFSHORE FED , TEXAS	427094038500	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412020	HI A474 A021 OCS G02366	OFFSHORE FED , TEXAS	427094040700	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547412023	HI A474 B023 OCS G02366	OFFSHORE FED , TEXAS	427094037200	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547416001	HI A489 A015 OCS G02372	OFFSHORE FED , TEXAS	427094037000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547417001	HI A489 B002 OCS G02372	OFFSHORE FED , TEXAS	427094021000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547423001	HI A489 B012 OCS G02372	OFFSHORE FED , TEXAS	427094031400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547424001	HI A489 B013A OCS G02372	OFFSHORE FED , TEXAS	427094028600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547426001	HI A489 B015B OCS G02372	OFFSHORE FED , TEXAS	427094030400	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00299000	0.00249200	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547429002	HI A489 B018ST1 OCS G02372	OFFSHORE FED , TEXAS	427094032801	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00256600	0.00213800	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547431001	HI A489 B021 OCS G02372	OFFSHORE FED , TEXAS	427090262000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000

6 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND 474 (A) S ADD.	547432001	HI A489 B022 OCS G02372	OFFSHORE FED , TEXAS	427094036000	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547438001	HI A489 B029 OCS G02372	OFFSHORE FED , TEXAS	427094111100	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00234800	0.00195700	0.00000000	0.00000000	0.00234800	0.00195700	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547439001	HI A499 C001 OCS G03118	OFFSHORE FED , TEXAS	427094062600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00247800	0.00206500	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547442002	HI A499 C004 OCS G03118	OFFSHORE FED , TEXAS	427094070600	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00247800	0.00206500	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547444001	HI A499 C006 OCS G03118	OFFSHORE FED , TEXAS	427094068200	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00247800	0.00206500	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND 474 (A) S ADD.	547446001	HI A499 C007 OCS G03118	OFFSHORE FED , TEXAS	427094111300	NEWFIELD EXPLORATION MID-CONTINENT INC.	0.00287800	0.00239900	0.00000000	0.00000000	0.00247800	0.00206500	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545431001	HI 030L 0004A STATE TRACT #30L	, TEXAS		GOLD KING PRODUCTION CO	0.43750000	0.36458200	0.00000000	0.00000000	0.43750000	0.36458200	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545426001	HI 030L 0006 STATE TRACT #30L	, TEXAS		GOLD KING PRODUCTION CO	0.12933100	0.10777600	0.00000000	0.00000000	0.12933100	0.10777600	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545425001	HI 030L 0002 STATE TRACT #30L	HIGH ISLAND-LG BLK AREA, TEXAS		GOLD KING PRODUCTION CO	0.00131800	0.00109900	0.00000000	0.00000000	0.00131800	0.00109900	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545428001	HI 030L 0001 ST TX M63547	JEFFERSON, TEXAS		GOLD KING PRODUCTION CO	0.11069300	0.09224500	0.00000000	0.00000000	0.11069300	0.09224500	0.00000000	0.00000000
HIGH ISLAND BLOCK 0030	545434001	HI 030L 0004U STATE TRACT #30L	JEFFERSON, TEXAS		GOLD KING PRODUCTION CO	0.22656200	0.18880300	0.00000000	0.00000000	0.22656200	0.18880300	0.00000000	0.00000000
HIGH ISLAND BLOCK 0045	301047001	HI 45 #1	HIGH IS - E, SO, GULF OF MEXICO	427104011600	DOMINION EXPLORATION & PRODUCI	0.10000000	0.08333300	0.00000000	0.00000000	0.10000000	0.08333300	0.00000000	0.00000000
HIGH ISLAND BLOCK 0098-L	530557006	HI 098L 0001L ST1 ST TX M96905	HIGH ISLAND-LG BLK AREA, TEXAS	427083034101	DEVON LOUISIANA CORPORATION	0.55277800	0.43558900	0.00000000	0.00000000	0.55277800	0.43558900	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0271	547382001	HI A264 B008 OCS G15805 INTERC	HIGH ISLAND EAST & SOUTH AREA, TEXAS	427114082700	EL PASO PRODUCTION O&G COMPANY	0.50000000	0.41666700	0.00000000	0.00000000	0.50000000	0.41666700	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0271	547381001	HI A264 0001 OCS G 15805	OFFSHORE FED , TEXAS	427114068800	EL PASO PRODUCTION O&G COMPANY	0.50000000	0.41666700	0.00000000	0.00000000	0.50000000	0.41666700	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559013	HI A442 A001 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094096101	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559011	HI A442 A002 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094097500	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559010	HI A442 A002D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094097500	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559003	HI A442 A003 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094098101	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559004	HI A442 A004 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094099000	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559005	HI A442 A004D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094099000	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559012	HI A442 A005 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108100	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541559007	HI A442 A005D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108100	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541560004	HI A442 B001 OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108900	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0442	541560005	HI A442 B001D OCS G11383	HIGH ISLAND SOUTH AREA, TEXAS	427094108900	DEVON LOUISIANA CORPORATION	0.45454500	0.36212100	0.00000000	0.00000000	0.45454500	0.36212100	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530567001	HI A560 A001 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094096900	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530568001	HI A560 A002 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094097300	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530572001	HI A560 A002D OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094097300	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
HIGH ISLAND BLOCK A-0561	530569001	HI A560 A003 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094100000	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000

7 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
HIGH ISLAND BLOCK A-0561	530571001	HI A560 A005 OCS G14193	HIGH ISLAND SOUTH AREA, TEXAS	427094103400	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530427001	MP 175 A001 OCS G08753 (AKA#2)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244058500	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530428001	MP 175 A002 OCS G08753 (AKA#3)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244058900	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530431001	MP 175 A002D OCS G08753	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244058900	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530429001	MP 175 A003 OCS G08753 (AKA 4)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244060700	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MAIN PASS BLOCK 0175	530430001	MP 175 A004 OCS G08753 (AKA#5)	MAIN PASS-SOUTH & EAST AREA, LOUISIANA	177244069600	DEVON LOUISIANA CORPORATION	0.42499900	0.34566500	0.00000000	0.00000000	0.42499900	0.34566500	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033003	MI 634 #0F3 OCS G-7202	MATAGORDA, TEXAS	427034050800	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033004	MI 634 #1 OCS G-7202	MATAGORDA, TEXAS	427034034200	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033006	MI 634 #F-2A	MATAGORDA, TEXAS	427034038700	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033007	MI 634 A3 (OCS-G 07202) RC	MATAGORDA, TEXAS	427034047200	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MATAGORDA ISLAND BLOCK 0633	301033002	MI 634 C-2 OCS G-7202	MATAGORDA, TEXAS	427034051601	GOM SHELF LLC	0.22069000	0.18390800	0.00000000	0.00000000	0.22069000	0.18390800	0.00000000	0.00000000
MUSTANG ISLAND BLOCK 772	301198001	MUSTANG ISL 748 #1 (SL 81980)	NUECES, TEXAS	423553022300	MARITECH RESOURCES INC	0.19135400	0.14352000	0.00000000	0.00000000	0.19135400	0.14352000	0.00000000	0.00000000
MUSTANG ISLAND BLOCK 772	301198002	MUSTANG ISL 748 #2 (SL 81980)	NUECES, TEXAS	427023025700	MARITECH RESOURCES INC	0.19135400	0.14352000	0.00000000	0.00000000	0.19135400	0.14352000	0.00000000	0.00000000
MUSTANG ISLAND BLOCK 772	110373001	STATE LEASE 74581 #1 (MU 772)	NUECES, TEXAS	423553016600	MARITECH RESOURCES INC	0.12756900	0.09567700	0.00000000	0.00000000	0.12756900	0.09567700	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251001	SS 047 0001 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112031400	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251002	SS 047 0002 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112031900	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251007	SS 047 0003 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112032501	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0047	530251008	SS 047 0004 ST LA 14832	SHIP SHOAL AREA, LOUISIANA	177112032900	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0065	530250001	SS 064 ST LA 14795 0001	SHIP SHOAL AREA, LOUISIANA	177112031100	DEVON LOUISIANA CORPORATION	1.00000000	0.69000000	0.00000000	0.00000000	1.00000000	0.69000000	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301054002	SS 276 #A-7	SHIP SHOAL S, GULF OF MEXICO	177124043000	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301054003	SS 276 1 OCS G-10785	SHIP SHOAL S, GULF OF MEXICO	177124057600	FOREST OIL CORPORATION	0.33333000	0.27611100	0.00000000	0.00000000	0.33333000	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301054001	SS 276 A6 (OCS-G 10785)	SHIP SHOAL S, GULF OF MEXICO	177124042500	FOREST OIL CORP.	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055001	SS 277 A1 (OCS-G 9627)	SHIP SHOAL S, GULF OF MEXICO	177124036900	FOREST OIL CORP.	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055002	SS 277 A-2	SHIP SHOAL S, GULF OF MEXICO	177124036800	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055003	SS 277 A-3	SHIP SHOAL S, GULF OF MEXICO	177124037200	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055004	SS 277 A-4	SHIP SHOAL S, GULF OF MEXICO	177124037100	FOREST OIL CORPORATION	0.33333300	0.27611100	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0291	301055006	SS 277 A-8ST (OCSG 9627)	SHIP SHOAL S, GULF OF MEXICO	177124057300	FOREST OIL CORP.	0.00000000	0.00000000	0.00000000	0.00000000	0.33333300	0.27611100	0.00000000	0.00000000

8 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
SHIP SHOAL BLOCK 0299	301095020	SS 299 A-11	SHIP SHOAL S, GULF OF MEXICO	177124063600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095001	SS 299 A2 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124037300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095002	SS 299 A3 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124037800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095008	SS 299 A-4	SHIP SHOAL S, GULF OF MEXICO	177124038000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095003	SS 299 A4D OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124038000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095004	SS 299 A5 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124037900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095009	SS 299 A-6 P&A	SHIP SHOAL S, GULF OF MEXICO	177124042900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095005	SS 299 A7 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124043200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095006	SS 299 A8 OCS G-7759	SHIP SHOAL S, GULF OF MEXICO	177124043500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095010	SS 299 A-9	SHIP SHOAL S, GULF OF MEXICO	177124043600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091001	SS 300 B-1 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124044100	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091002	SS 300 B-2 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124044800	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091003	SS 300 B-3 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124045600	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091004	SS 300 B-4 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124045700	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301091005	SS 300 B-5 OCS-G 7760	SHIP SHOAL S, GULF OF MEXICO	177124041600	KERR MCGEE CORPORATION	0.13333300	0.11111100	0.00000000	0.00000000	0.13333300	0.11111100	0.00000000	0.00000000
SHIP SHOAL BLOCK 0299	301095007	SS 299 A10 0CSG-7759	WEST CAMERON SO, GULF OF MEXICO	177124054301	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.83333300	0.00000000	0.00000000	1.00000000	0.83333300	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300072010	SM 125 A-10ST (OCSG2587)	SO MARSH ISLN S, GULF OF MEXICO	177084019301	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073001	SM 125 D-1B (OCSG2882)	SO MARSH ISLN S, GULF OF MEXICO	177084064200	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073002	SM 125 D-2 (OCSG2882)	SO MARSH ISLN S, GULF OF MEXICO	177084064800	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073007	SM 125 D-3	SO MARSH ISLN S, GULF OF MEXICO	177084074700	DEVON ENERGY PRODUCTION CO., LP	0.17346600	0.14455500	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND 128 S ADD.	300073004	SM 125 D-4A ST (OCSG2882)	SO MARSH ISLN S, GULF OF MEXICO	177084074800	DEVON ENERGY PRODUCTION CO., LP	0.84013300	0.70011000	0.00000000	0.00000000	0.17346600	0.14455500	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175077	SM 48 B-6E (OCS-G 0786)	S MARSH ISLAND , GULF OF MEXICO	177070035800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076009	SM 36 A003 (OCS-G 7699)"STRAY"	SO MARSH ISLAND, GULF OF MEXICO	177074062400	WALTER OIL & GAS CORP	0.07222000	0.05796100	0.00000000	0.00000000	0.07222000	0.05796100	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076008	SM 36 A004(OCS-G 7699) LN SAND	SO MARSH ISLAND, GULF OF MEXICO	177074062700	WALTER OIL & GAS CORP	0.07222000	0.05796100	0.00000000	0.00000000	0.07222000	0.05796100	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300178010	SM 48 5	SO MARSH ISLAND, GULF OF MEXICO	177074052600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300178006	SM 48 6 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074054100	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300178008	SM 48 8 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074076500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175054	SM 48 B-5C (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070030300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175075	SM 48 B-6C (OCSG0756)	SO MARSH ISLAND, GULF OF MEXICO	177070035800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000

9 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
SOUTH MARSH ISLAND BLOCK 0048	300175007	SM 48 B-7A NC REVENUE 10071123	SO MARSH ISLAND, GULF OF MEXICO	314529551530	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175072	SM 48 B-7B (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070037800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300175008	SM 48 B-8 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072001800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176011	SM 48 C-1 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070037600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176012	SM 48 C-1D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070037600	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176021	SM 48 C-2 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070040900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176022	SM 48 C-2D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070040900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176031	SM 48 C-3 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070041000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176032	SM 48 C-3D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177070041000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176041	SM 48 C-4 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074002300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176042	SM 48 C-4D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074002300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176051	SM 48 C-5 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074003400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176052	SM 48 C-5D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074003400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176060	SM 48 C-6 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074018700	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176071	SM 48 C-7 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074018800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176072	SM 48 C-7D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074018800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300176008	SM 48 C-8 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074023900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177011	SM 48 E-1 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072001400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177012	SM 48 E-1D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072001400	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177053	SM 48 E-2	SO MARSH ISLAND, GULF OF MEXICO	177072002800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177003	SM 48 E-3 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072003300	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177004	SM 48 E-4B (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072004000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177051	SM 48 E-5A (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072004800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177052	SM 48 E-5D (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177072004800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300177006	SM 48 E-6ST2 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074066702	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179001	SM 48 F-1 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074073900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179002	SM 48 F-2 (OCSG0786)	SO MARSH ISLAND, GULF OF MEXICO	177074076800	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179034	SM 48 F3-B (OCSG 0786)	SO MARSH ISLAND, GULF OF MEXICO	177074077200	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	300179010	SM 48 F-5F (OCS-G 0786)	SO MARSH ISLAND, GULF OF MEXICO	177074077500	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.82833300	0.00000000	0.00000000	1.00000000	0.82833300	0.00000000	0.00000000

10 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
SOUTH MARSH ISLAND BLOCK 0048	301076001	SMI 36 #1 (OCS-G7699)	SO MARSH ISLAND, GULF OF MEXICO	177074057600	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076005	SMI 36 #2	SO MARSH ISLAND, GULF OF MEXICO	177074066900	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301076007	SMI 36 B-4ST1 {RECOMP-LE SAND}	SO MARSH ISLAND, GULF OF MEXICO	177074080601	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079003	SMI 37 #B1 (OCSG7700)	SO MARSH ISLAND, GULF OF MEXICO	177074062800	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079004	SMI 37 #B-2B	SO MARSH ISLAND, GULF OF MEXICO	177074063300	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079005	SMI 37 #B3 (OCS-G7700)	SO MARSH ISLAND, GULF OF MEXICO	177074063500	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048	301079002	SMI 37 B-2 ST3	SO MARSH ISLAND, GULF OF MEXICO	177074063303	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH MARSH ISLAND BLOCK 0048		SMI 37 #A2 (OCS-G7700)	SO MARSH ISLAND, GULF OF MEXICO	177074057900	WALTER OIL & GAS CORP	0.07222200	0.05795800	0.00000000	0.00000000	0.07222200	0.05795800	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0219	532458001	ST 211 B002 OCS G16435 AKA0003	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164025700	SPINNAKER EXPLORATION CO LLC	0.22556200	0.16534300	0.00000000	0.00000000	0.22556200	0.16534300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0219	532457001	ST 219 B001 OCS G19831 AKA0001	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164025600	SPINNAKER EXPLORATION CO LLC	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0228	301231002	ST 231 1	SO TIMBALIAR S, GULF OF MEXICO	177164019900	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.78333300	0.00000000	0.00000000	1.00000000	0.78333300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0228	301231003	ST 231 2	SO TIMBALIAR S, GULF OF MEXICO	177164020000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.78333300	0.00000000	0.00000000	1.00000000	0.78333300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0228	301231001	ST 231 4	SO TIMBALIAR S, GULF OF MEXICO	177164022700	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.78333300	0.00000000	0.00000000	1.00000000	0.78333300	0.00000000	0.00000000
SOUTH TIMBALIER BLOCK 0277		ST 277 A-1	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164018800	DEVON LOUISIANA CORPORATION
SOUTH TIMBALIER BLOCK 0277	530457001	ST 277 A002 OCS G10853 AKA 3	SOUTH TIMBALIER-SOUTH AREA, LOUISIANA	177164019600	DEVON LOUISIANA CORPORATION	0.60625000	0.48012700	0.00000000	0.00000000	0.60625000	0.48012700	0.00000000	0.00000000
VERMILION BLOCK 0071	530453001	SM 233 0003 OCS G11929	OFFSHORE FED , LOUISIANA	177074072200	MARITECH RESOURCES INC	0.25000000	0.19911500	0.00000000	0.00000000	0.25000000	0.19911500	0.00000000	0.00000000
VERMILION BLOCK 0076	301015002	VR 57 1	VERMILION, GULF OF MEXICO	177054038500	VINTAGE PETROLEUM, INC.	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
VERMILION BLOCK 0076	301015005	VR 57 5	VERMILION, GULF OF MEXICO	177054041901	VINTAGE PETROLEUM, INC.	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
VERMILION BLOCK 0076	301015001	VR 57 A6	VERMILION, GULF OF MEXICO	177054099200	VINTAGE PETROLEUM INC	0.75000000	0.62500000	0.00000000	0.00000000	0.75000000	0.62500000	0.00000000	0.00000000
VERMILION BLOCK 0112	541578001	VR 112 0015D OCS G10659	VERMILION (OFFSHORE), LOUISIANA	177054091400	APACHE CORPORATION	0.27500000	0.19685400	0.00000000	0.00000000	0.27500000	0.19685400	0.00000000	0.00000000
VERMILION BLOCK 0112	541574001	VR 131 0015L OCS 00775	VERMILION (OFFSHORE), LOUISIANA	177054091400	APACHE CORPORATION	0.27500000	0.19685400	0.00000000	0.00000000	0.27500000	0.19685400	0.00000000	0.00000000
VERMILION BLOCK 0115	547462003	VR 114 A001 OCS G17895	OFFSHORE FED , LOUISIANA	177054109200	KERR MCGEE OIL & GAS CORP	0.50000000	0.41666700	0.00000000	0.00000000	0.50000000	0.41666700	0.00000000	0.00000000
VERMILION BLOCK 0273	301007001	VR 271 A1	VERMILION SOUTH, GULF OF MEXICO	177064051500	EL PASO PRODUCTION COMPANY	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
VERMILION BLOCK 0273		VR 271 #2	VERMILION SOUTH, GULF OF MEXICO	177064053000	EL PASO PRODUCTION COMPANY	0.25000000	0.20833300	0.00000000	0.00000000	0.25000000	0.20833300	0.00000000	0.00000000
VIOSCA KNOLL BLOCK 0213	12545010	VK 213 NO.1 (OCS-G 21720)	GOM OFFSHORE, GULF OF MEXICO	608164042000	DEVON ENERGY PRODUCTION CO., LP	1.00000000	0.75000000	0.00000000	0.00000000	0.70000000	0.58333300	0.00000000	0.00000000
VIOSCA KNOLL BLOCK 738 (MARIA)	301177001	VK 738 #1	VIOSCA KNOLL, GULF OF MEXICO	608164036600	NEWFIELD EXPLORATION COMPANY	0.29000000	0.20541700	0.00000000	0.00000000	0.29000000	0.19816700	0.00000000	0.00000000
VIOSCA KNOLL BLOCK 738 (MARIA)	301177002	VK 738 #2	VIOSCA KNOLL, GULF OF MEXICO	608164038500	NEWFIELD EXPLORATION COMPANY	0.29000000	0.20541700	0.00000000	0.00000000	0.29000000	0.19816700	0.00000000	0.00000000

11 of 12

FIELD	WELL ID	WELL NAME	STATE/COUNTY	API	OPERATOR	BPO WI	BPO NRI	BPO RI	BPO ORI	APO WI	APO NRI	APO RI	APO ORI
WEST CAMERON BLOCK 0205	301152003	WC 206 #3 OCS-G-3496	WEST CAMERON, GULF OF MEXICO	177004108000	DEVON ENERGY PRODUCTION CO., LP	0.21000000	0.16712500	0.00000000	0.00000000	0.21000000	0.16712500	0.00000000	0.00000000
WEST CAMERON BLOCK 0205	301152001	WC 206 1 OCS-G-3496	WEST CAMERON, GULF OF MEXICO	177004095700	DEVON ENERGY PRODUCTION CO., LP	0.21000000	0.16712500	0.00000000	0.00000000	0.21000000	0.16712500	0.00000000	0.00000000
WEST CAMERON BLOCK 0205	301152006	WC 206 NO. 4 (OCS-G 3496) S02	WEST CAMERON, GULF OF MEXICO	177004109500	DEVON ENERGY PRODUCTION CO., LP	0.21000000	0.16712500	0.00000000	0.00000000	0.21000000	0.16712500	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530500001	WC 528 A001 OCS G16202 (AKA #1	WEST CAMERON-SOUTH AREA, LOUISIANA	177024116501	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530503001	WC 528 A001D OCS G16202	WEST CAMERON-SOUTH AREA, LOUISIANA	177024116501	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530501001	WC 528 A002 OCS G16202	WEST CAMERON-SOUTH AREA, LOUISIANA	177024119000	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0504	530502001	WC 528 A003 OCS G16202	WEST CAMERON-SOUTH AREA, LOUISIANA	177024119901	DEVON LOUISIANA CORPORATION	0.36110800	0.29370100	0.00000000	0.00000000	0.36110800	0.29370100	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530516003	WC 541 A001 OCS G14341	WEST CAMERON SO, GULF OF MEXICO	177024108800	DEVON LOUISIANA CORPORATION	0.88750000	0.71074400	0.00000000	0.00000000	0.77500000	0.62065000	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530517001	WC 541 A002 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024109200	DEVON LOUISIANA CORPORATION	0.77500000	0.62064600	0.00000000	0.00000000	0.77500000	0.62064600	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530519001	WC 541 A003 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024112600	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530518001	WC 541 A004 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024112200	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000
WEST CAMERON BLOCK 0540	530520001	WC 541 A005 OCS G14341	WEST CAMERON-SOUTH AREA, LOUISIANA	177024121900	DEVON LOUISIANA CORPORATION	0.77500000	0.63033300	0.00000000	0.00000000	0.77500000	0.63033300	0.00000000	0.00000000

12 of 12

SCHEDULE "4.4"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

CONSENTS

CONTRACT NO	Date Mailed	Date Received	NAME	ADDRESS	CITY, ST ZIP	ATTN	BLOCK NAME	CONTRACT
C-01-0004402	7/26/2005 - Fed Ex	7/27/2005	BP Exploration & Production Inc.	501 Westlake Blvd	Houston TX 77079	Kirk Wardlaw Offshore Land Manager	BRAZOS BLOCK 396	Farmout Agreement dated 6/17/1991 between Conoco Inc., et al and Seagull Energy E&P Inc.
C-02-0002108	7/26/2005 - Fed Ex	7/27/2005	BP Exploration & Production Inc.	501 Westlake Blvd	Houston TX 77079	Kirk Wardlaw Offshore Land Manager	SOUTH MARSH ISLAND BLOCK 125	Operating Agreement dated 12/1/1974 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 60%
C-01-0003751	7/26/2005 - Fed Ex	7/27/2005	ChevronTexaco	935 Gravier	New Orleans LA 70112	Gorden Cain GOM Land Manager	VIOSCA KNOLL BLOCK 213	Farmout Agreement dated 11/7/2002 between Chevron U.S.A. Inc. and Devon Energy Production Company, L.P.
C-02-0002433	7/26/2005 - Fed Ex	7/27/2005	Cheyenne International	14000 Quail Springs Parkway, Suite 2200	Oklahoma City OK 73134	Richard Dixon Vice President Land	WEST CAMERON BLOCK 206	Offshore Operating Agreement dated 8/28/1996 between Santa Fe Energy Resources, Inc. and Cheyenne International Corporation, et al
C-02-0002433	7/26/2005 - Fed Ex	7/27/2005	CL&F Resources LP	450 Gears Road, Suite 700	Houston TX 77067-4534	Gary A. Dobbs Land Manager		Offshore Operating Agreement dated 8/28/1996 between Santa Fe Energy Resources, Inc. and Cheyenne International Corporation, et al
C-01-0004402	7/26/2005 - CERTIFIED RR		ConocoPhillips Company	Post Office Box 2197	Houston TX 77252-2197	David Twomey Offshore Land Manager	BRAZOS BLOCK 396	Farmout Agreement dated 6/17/1991 between Conoco Inc., et al and Seagull Energy E&P Inc.
C-02-0002597	7/26/2005 - Fed Ex	7/27/2005	Dominion Exploration & Production, Inc.	1450 Poydras Street	New Orleans LA 70112-6000	Michael Ackal General Manager, Offshore Land/Business	HIGH ISLAND BLOCK 45	Operating Agreement dated 1/5/1995 between Zilkha Energy Company and Hardy Oil & Gas USA Inc., et al
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Dominion Oklahoma Texas Exploration & Production Inc.	1450 Poydras Street	New Orleans LA 70112-6000	Michael Ackal General Manager, Offshore Land/Business	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Dominion Oklahoma Texas Exploration & Production Inc.	1450 Poydras Street	New Orleans LA 70112-6000	Michael Ackal General Manager, Offshore Land/Business	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
New Contract	7/26/2005 - Fed Ex	7/27/2005	El Paso Production GOM, Inc. - NOW ENERGY PARTNERS LIMITED	1001 Louisiana Street, 22nd Floor	Houston TX 77002	John Burke Land Manager	EUGENE ISLAND BLOCK 365	Offshore Operating Agreement dated effective 12/1/2004 between El Paso Production GOM Inc. and Devon Energy Production Company, L.P.
New Contract	7/26/2005 - Fed Ex	7/27/2005	El Paso Production Oil and Gas USA L.P.	1001 Louisiana Street, 22nd Floor	Houston TX 77002	John Burke Land Manager	EUGENE ISLAND BLOCK 365	Production Handling Agreement dated 2/15/2005 between El Paso Production Oil & Gas USA L.P. and Devon Energy Production Company L.P., et al
C-02-0002367	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	EUGENE ISLAND BLOCK 325	Operating Agreement dated effective 11/23/1987 between Forest Oil Corporation and Adobe Resources Corporation, et al
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
C-02-0005289	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	HIGH ISLAND BLOCK A474	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%

1 of 6

CONTRACT NO	Date Mailed	Date Received	NAME	ADDRESS	CITY, ST ZIP	ATTN	BLOCK NAME	CONTRACT
C-02-0004198	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	HIGH ISLAND BLOCK A489	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%
C-02-0005302	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	HIGH ISLAND BLOCK A499	Operating Agreement dated 4/1/1975 between Pennzoil Louisiana and Texas Offshore, Inc. and Pennzoil Gas Operators, Inc., et al Requires approval of owners of 51%
C-02-0005308	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	SHIP SHOAL BLOCK 276	Operating Agreement dated 5/1/1989 between Forest Oil Corporation and Adobe Resources Corporation, et al
C-02-0003904	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	SHIP SHOAL BLOCK 277	Operating Agreement dated 5/1/1988 between Forest Oil Corporation and Adobe Resources Corporation, et al
C-02-0002433	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	WEST CAMERON BLOCK 206	Offshore Operating Agreement dated 8/28/1996 between Santa Fe Energy Resources, Inc. and Cheyenne International Corporation, et al
C-11-0002359	7/26/2005 - Fed Ex	7/27/2005	Forest Oil Corporation	1600 Broadway Suite 2200	Denver CO 80202	V. J. Luszcz Gulf Region Land Manager	WEST CAMERON BLOCK 206	Production Handling Agreement dated 5/15/1997 between Santa Fe Energy Resources, Inc., et al and Gulfstar Energy, Inc., et al
C-02-0004190	7/26/2005 - Fed Ex	7/27/2005	Kerr-McGee Oil and Gas Corporation	16666 Northchase Drive, 21st Floor	Houston TX 77060	Jim Bibby Senior Landman Specialist	VERMILION BLOCK 114	Offshore Operating Agreement dated effective 11/5/1997 between Equitable Resources Energy Company and Seagull Energy EandP Inc.
C-02-0002597	7/26/2005 - Fed Ex	7/27/2005	Mariner Energy, Inc.	2101 Citywest Blvd Suite 1900	Houston TX 77042-3020	John Davis Offshore Land Manager	HIGH ISLAND BLOCK 45	Operating Agreement dated 1/5/1995 between Zilkha Energy Company and Hardy Oil and Gas USA Inc., et al
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Merit Energy Partners D-III, LP	13727 Noel Road Suite 500	Dallas TX 75240	Scott Gladden Associate General Counsel	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Merit Energy Partners D-III, LP	13727 Noel Road Suite 500	Dallas TX 75240	Scott Gladden Associate General Counsel	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Merit Energy Partners III LP	13727 Noel Road Suite 500	Dallas TX 75240	Scott Gladden Associate General Counsel	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Merit Energy Partners III LP	13727 Noel Road Suite 500	Dallas TX 75240	Scott Gladden Associate General Counsel	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Merit Energy Partners, LP	13727 Noel Road Suite 500	Dallas TX 75240	Scott Gladden Associate General Counsel	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Merit Energy Partners, LP	13727 Noel Road Suite 500	Dallas TX 75240	Scott Gladden Associate General Counsel	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
C-02-0005289	7/26/2005 - Fed Ex	7/27/2005	Newfield Exploration Company	363 N. Sam Houston Parkway East, Suite 2020	Houston TX 77060	Mark Blumenshine Land Manager	HIGH ISLAND BLOCK A474	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%

2 of 6

CONTRACT NO	Date Mailed	Date Received	NAME	ADDRESS	CITY, ST ZIP	ATTN	BLOCK NAME	CONTRACT
C-02-0004198	7/26/2005 - Fed Ex	7/27/2005	Newfield Exploration Company	363 N. Sam Houston Parkway East, Suite 2020	Houston TX 77060	Mark Blumenshine Land Manager	HIGH ISLAND BLOCK A489	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%
C-02-0005302	7/26/2005 - Fed Ex	7/27/2005	Newfield Exploration Company	363 N. Sam Houston Parkway East, Suite 2020	Houston TX 77060	Mark Blumenshine Land Manager	HIGH ISLAND BLOCK A499	Operating Agreement dated 4/1/1975 between Pennzoil Louisiana and Texas Offshore, Inc. and Pennzoil Gas Operators, Inc., et al Requires approval of owners of 51%
C-02-0005289	7/26/2005 - Fed Ex	7/27/2005	Nexen Petroleum Offshore USA Inc.	12790 Merit Drive, Suite 800	Dallas TX 75251-1270	Greg Radetsky General Counsel	HIGH ISLAND BLOCK A474	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%
C-02-0004198	7/26/2005 - Fed Ex	7/27/2005	Nexen Petroleum Offshore USA Inc.	12790 Merit Drive, Suite 800	Dallas TX 75251-1270	Greg Radetsky General Counsel	HIGH ISLAND BLOCK A489	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%
C-02-0005302	7/26/2005 - Fed Ex	7/27/2005	Nexen Petroleum Offshore USA Inc.	12790 Merit Drive, Suite 800	Dallas TX 75251-1270	Greg Radetsky General Counsel	HIGH ISLAND BLOCK A499	Operating Agreement dated 4/1/1975 between Pennzoil Louisiana and Texas Offshore, Inc. and Pennzoil Gas Operators, Inc., et al Requires approval of owners of 51%
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Online Resources, Inc.	400 Poydras Suite 1100	New Orleans LA 70130	Max E. Maxwell President	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Online Resources, Inc.	400 Poydras Suite 1100	New Orleans LA 70130	Max E. Maxwell President	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
C-02-0005289	7/26/2005 - Fed Ex	7/27/2005	Online Resources, Inc.	400 Poydras Suite 1100	New Orleans LA 70130	Max E. Maxwell President	HIGH ISLAND BLOCK A474	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%
C-02-0004198	7/26/2005 - Fed Ex	7/27/2005	Online Resources, Inc.	400 Poydras Suite 1100	New Orleans LA 70130	Max E. Maxwell President	HIGH ISLAND BLOCK A489	Operating Agreement dated 8/1/1973 between Amerada Hess Corporation and Amoco Production Company, et al Requrires approval of owners of 51%
C-02-0005302	7/26/2005 - Fed Ex	7/27/2005	Online Resources, Inc.	400 Poydras Suite 1100	New Orleans LA 70130	Max E. Maxwell President	HIGH ISLAND BLOCK A499	Operating Agreement dated 4/1/1975 between Pennzoil Louisiana and Texas Offshore, Inc. and Pennzoil Gas Operators, Inc., et al Requires approval of owners of 51%

3 of 6

CONTRACT NO	Date Mailed	Date Received	NAME	ADDRESS	CITY, ST ZIP	ATTN	BLOCK NAME	CONTRACT
C-02-0002108	7/26/2005 - Fed Ex	7/27/2005	Pogo Producing Company	5 Greenway Plaza, Suite 2700	Houston TX 77046-0504	Frank Davis III Vice President, Land	SOUTH MARSH ISLAND BLOCK 125	Operating Agreement dated 12/1/1974 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 60%
C-02-0005317	7/26/2005 - Fed Ex	7/27/2005	Remington Oil and Gas Corp.	8201 Preston Road, Suite 600	Dallas TX 75225-6211	Douglas Logan Director - Land	HIGH ISLAND BLOCK A339	Operating Agreement dated 5/1/1974 between Pennzoil Company and Amax Petroleum Corporation, et al Requires approval of owners of 51%
C-02-0005316	7/26/2005 - Fed Ex	7/27/2005	Remington Oil and Gas Corp.	8201 Preston Road, Suite 600	Dallas TX 75225-6211	Douglas Logan Director - Land	HIGH ISLAND BLOCK A340	Operating Agreement dated 8/1/1973 between Pennzoil Offshore Gas Operators, Inc. and Pennzoil Louisiana and Texas Offshore, Inc., et al Requires approval of owners of 51%
C-02-0002401	7/26/2005 - Fed Ex	7/27/2005	Vintage Petroleum, Inc.	110 West Seventh Street	Tulsa Oklahoma 74119	Craig Bailey Land Department	VERMILION BLOCK 57	Operating Agreement dated 3/1/1979 between Diamond Shamrock Corporation and Santa Fe Energy Company, et al Requires approval of owners of 51%

CONSENTS FOR ASSIGNMENT - T2 MARITECH			CONTRACT DATE
		CONTRACT	AND THEIR
CONTRACT NO.		TYPE/	CONTRACT	DEVON	CONTRACT
FULL OR PARTIAL?	OTHER PARTY	AREA	NUMBER	ENTITY	PROVISION
GM-301-0029	BLUE DOLPHIN PIPELINE COMPANY	GATHERING	10/1/1993	DLC	SECTION
FULL	801 Travis	GA 273/283	NO NUMBER		13.4
Houston, Tx 77002
Attn: Brian Lloyd

GM-901-0012	BLUE DOLPHIN PIPELINE COMPANY	INTERCONNECT	9/1/2003	DLC	ARTICLE VIII
FULL		GA 273/283	NO NUMBER		MISCELLANEOUS
SECTION
8.4

PRL01018	DYNEGY MIDSTREAM SERVICES, L. P.	PROCESSING	1/1/2001	DEPCO	SECTION
PARTIAL	1000 Louisiana, Suite 5800	WC 206, ST 231,	NO NUMBER		19. ASSIGNMENT
	Houston, Tx 77002	SS 276/277
	Attn: Tim Thiel	CALUMET PLANT

17-2816	DYNEGY	PROCESSING	7/1/2000	DEPCO	ARTICLE
PARTIAL		EI 325	NO NUMBER		19. ASSIGNMENT
YCLOSKEY PLANT

GM-301-0240	EL PASO FIELD OPERATIONS	GATHERING	4/1/2001		ARTICLE 11
FULL	4 Greenway Plaza	HIA 263/264	NO NUMBER	DLC	ASSIGNMENT
	Houston, Tx 77210				SECTION
	Attn: Contract Admin.				11.1

GM-600-0011	EL PASO FIELD OPERATIONS	PROCESSING	3/1/2003	DEPCO	ARTICLE 13
PARTIAL		HI 45	NO NUMBER		ASSIGNMENT
SABINE PASS PLANT

4 of 6

GM-600-0015	EL PASO FIELD OPERATIONS	PROCESSING	10/1/2003	DEPCO	ARTICLE 11
FULL		WC 206	NO NUMBER		ASSIGNMENT
		EUNICE PLANT			SECTION
11.1

GM-901-0001	ENBRIDGE OFFSHORE PIPELINES	INTERCONNECT	1/24/2000	DLC	ARTICLE XIII
FULL	1100 Louisiana St., Suite 3300	EI 007	NO NUMBER		MISCELLANEOUS
	Houston, Tx 77002-5216				SECTION
8.1 ASSIGNMENT

GM-301-0021	ENBRIDGE OFFSHORE PIPELINES	GATHERING	7/27/1989	DEPCO	ARTICLE XIV
FULL		GA 343/363	NO NUMBER		ASSIGNMENT
		GA 362/363			SECTION
		GIGS			14.1 (a)

GM-300-0496	GULFTERRA FIELD SERVICES, L.L.C.	GATHERING	2/1/2001	DEPCO	SECTION
PARTIAL	4 Greenway Plaza	VK 238	NO NUMBER		13.4 ASSIGNMENT
Houston, Tx 77046
Attn: John Meyers

GM-300-0502	HIGH ISLAND OFFSHORE SYSTEM LLC	TRANSPORT/GTH	2/1/2001	DEPCO	ARTICLE IX
PARTIAL	4 Greenway Plaza	HI A442, HI A560	4883		SECTION
	Houston, TX 77046				9.1
Attn: Ron Fulcher

GM-901-0005	MEI MISSION ENERGY, INC.	DEHYDRATION	10/1/1993	DLC	ARTICLE VIII
FULL	801 Travis	GA 273/283	NO NUMBER		ASSIGNABILITY
	Houston, Tx 77002				SECTION
	Attn: Contract Administration				8.1

GM-301-0032	MANTA RAY OFFSHORE GATHERING	GATHERING	9/1/1994	DLC	ARTICLE XXII
FULL	1301 McKinney, #1700	ST 277	100091		MISCELLANEOUS
	Houston, Tx 77010				22.3 ASSIGNMENT
Attn: Lan Nguyen

GM-901-0055	TEXAS EASTERN TRANSMISSION,LP	DEHYDRATION	7/1/2002	DLC	SECTION
FULL	5400 Westheimer Court	WC 541	NO NUMBER		8
Houston, Tx 77056
Attn: Contract Admin.

GM-901-0056	TEXAS EASTERN TRANSMISSION,LP	DEHYDRATION	7/1/2002	DLC	SECTION
FULL		WC 528	NO NUMBER		8

GM-301-0060	VENICE GATHERING SYSTEM, L.L.C.	GATHERING	1/28/2000	DLC	ARTICLE IX
FULL	1000 Louisiana Suite 1000	GI 68	NO NUMBER		MISCELLANEOUS
	Houston, Texas 77002-5050				SECTION
	Attn: Manager Transportation				9.5

GM-901-0064	VENICE GATHERING SYSTEM, L.L.C.	RESERVE COMMIT	1/28/2000	DLC	ARTICLE IV
FULL		GI 68	NO NUMBER		ASSIGNMENTS
SECTION
4.1 & 4.2

GM-901-0079	VENICE GATHERING SYSTEM, L.L.C.	INTERCONNECT	1/1/2000	DLC	ARTICLE 2.3
FULL		GI 68	NO NUMBER

K#	K Name	BLOCKS COVERED	Contract Type
003-B0034003	Blue Dolphin Pipeline Co.	GA 273, GA 283	Condensate Transporation
003-B0039004	MEI Mission Energy Inc.	GA 273, GA 283	Condensate Separation & Storage Facilities Agreement
070-B0219010	Williams Field Services agent for TRANSCO	EI 128, EI 129	Injected and Retrograde Condensate Transportation SE Lateral
175-000-312	Williams Field Services	EI 116, EI 128, EI 129	Bayou Black Terminalling Agreement

5 of 6

175-555-100	Williams Field Services, Agent for DEPCO	SMI 48	Injected & Retrograde Condensate Transportation SE Lateral
175-555-101	Texas Eastern Transmission	WC 528	PL Condensate BTU Reduction Coordination Agreement
175-555-331	Texas Eastern Transmission	WC 528	Liquid Handling Agreement
	Manta Ray Offshore Gathering Co., LLC	ST 277	Construction and Gathering Agreement

CONTRACT #	PARTY	BLOCK	TYPE	DATE OF CONTRACT
GM-800-0016	Trunkline Gas Company	SS 64	Op & Maint Agreement	11/21/1997
GM-900-0519	Trunkline Gas Company	SS 64	PLATFORM A FACILITIES INTERCONNECT	5/21/2001
GM-900-0512	CMS Trunkline Gas Company	SS 64	PLATFORM A FACILITIES INTERCONNECT	4/11/2003
C-01-0004390	MOBILE EXPLORATION	SS 64	FARMOUT	10/1/1996
C-11-0005378	TRANSCONTINENTAL GAS PIPELINE	SS 64	PIPELINE CROSSING	6/19/1997
C-11-0005280	DISCOVERY GAS TRANSMISSION LLC	ST 212	INTERCONNECT	12/1/1999
C-11-0005279	DISCOVERY GAS TRANSMISSION LLC	ST 212	LATERAL SALE	12/1/1999
C-11-0005278	DISCOVERY GAS TRANSMISSION LLC	ST 212	PRODUCTION FACILITY USE	12/1/1999
C-11-0005292	TEXAS EASTERN TRANSMISSION	WC 528	FACILITIES INTERCONNECT and REIMBURSEMENT	3/28/1998
C-11-0005291	DUKE ENERGY OPERATING INC.	WC 528	OPERATION and MAINTENANCE	6/17/1998
C-02-0005200	EL PASO ENERGY PARTNERS	HI A442	LATERAL LINE	6/1/2000
C-11-0002386	WandT OFFSHORE, INC	ST 231	PROCESSING AGREEMENT	3/1/1998
	FIDELITY EXPLORATION	ST 277	PROSPECT SALES AGREEMENT	9/1/1992
	WandT OFFSHORE, INC	ST 277	PROSPECT SALES AGREEMENT	9/15/1993
C-11-0005377	WansT OFFSHORE, INC	VR 114	PRODUCTION HANDLING AGREEMENT	5/3/2000
C-11-0005377	ST MARY ENERGY CO	VR 114	PRODUCTION HANDLING AGREEMENT	5/3/2000

6 of 6

SCHEDULE "4.8"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

MATERIAL CONTRACTS

BLOCK	DEVON CONTRACT	CONTRACT DESCRIPTION	EFF DATE	PARTY 1	PARTY 2
BRAZOS 396	C-11-0005110	PARTICIPATION AGREEMENT	7/15/1991	Seagull Energy E&P Inc.	Ashland Exploration, Inc. etal
BRAZOS 396	C-01-0004402	FARMOUT AGREEMENT	6/17/1991	Conoco Inc. etal	Seagull Energy E&P Inc.
BRAZOS 396	C-02-0005206	OFFSHORE OPERATING AGREEMENT	6/17/1991	Seagull Energy E & P Inc.	Ashland Exploration, Inc. et al
EAST CAMERON 354	C-11-0002346	GAS BALANCING AGREEMENT	12/28/1980	Tenneco Oil Company	General American Oil Company of Texas, et al
EAST CAMERON 354	C-03-0002071	UNIT OPERATING AGREEMENT	1/1/1978	Tenneco Oil Company	General American Oil Company of Texas, et al
EAST CAMERON 354	C-03-0002070	UNIT AGREEMENT	8/1/1977	Tenneco Oil Company	General American Oil Company of Texas, et al
EUGENE ISLAND 116 EUGENE ISLAND 128 EUGENE ISLAND 129	C-11-0005333	GAS PROCESSING CONTRACT	8/1/1996	Panenergy Field Services, Inc.	Mobil Exploration & Producing Southeast Inc.
EUGENE ISLAND 163	C-11-0002024	OCS EXPLORATION VENTURE AGREEMENT	8/7/2000	Juniper Energy L.P.	Devon Energy Production Company, L.P., et al.
EUGENE ISLAND 163	C-02-0005252	OFFSHORE OPERATING AGREEMENT	6/3/2003	Newfield Exploration Company	Devon Energy Production Company, L.P., et al.
EUGENE ISLAND 163	C-02-0002088	OPERATING AGREEMENT	6/1/1997	Pennzoil Exploration and Production Company	Enterprise Oil Gulf of Mexico Inc.
EUGENE ISLAND 163		PRODUCTION HANDLING SERVICE AGREEMENT	7/9/2002	Newfield Exploration Company, et al	Newfield Exploration Company
EUGENE ISLAND 163	C-01-0002271	FARMOUT AGREEMENT	8/6/2001	Devon Energy Production Company, L.P., et al	Juniper Energy, L.P.
EUGENE ISLAND 297	C-02-0004119	OPERATING AGREEMENT	1/1/1980	Union Oil Company of California, as Operator	Champlin Petroleum Company, et al.
EUGENE ISLAND 305 EUGENE ISLAND 007	C-11-0002007	LETTER OF AGREEMENT - GAS MEASUREMENT	7/1/1992	Chevron U.S.A. Inc.	Natural Gas Pipeline Company of America (NGPL)
EUGENE ISLAND 325	C-02-0002367	OPERATING AGREEMENT	11/23/1987	Forest Oil Corporation	Adobe Resources Corporation, et al
EUGENE ISLAND 325	C-11-0004440	PRODUCTION PROCESSING HANDLING AND OPERATING AGREEMENT	12/1/2002	Forest Oil Corporation, et al	Remington Oil & Gas Corporation, et al
EUGENE ISLAND 325	C-11-0005549	PRODUCTION PROCESSING HANDLING AND OPERATING AGREEMENT	4/23/2004	Forest Oil Corporation, et al	Ridgelake Energy, Inc., et al
EUGENE ISLAND 325	C-11-0005565	COMPRESSOR INSTALLATION AGREEMENT	5/19/2004	Forest Oil Corporation, et al	Remington Oil & Gas Corporation, et al
EUGENE ISLAND 325	C-01-0002149	FARMOUT AGREEMENT	11/19/1987	Chevron U.S.A. Inc.	Forest Oil Corporation
EUGENE ISLAND 33	C-11-0005253	PRODUCTION HANDLING SERVICE AGREEMENT	6/14/1995	Shell Offshore Inc.	Cockrell Oil and Gas L.P., et al.
EUGENE ISLAND 33	C-11-0005339	JOINT VENTURE AGREEMENT	7/23/1987	Dominion Energy, Inc.	General Atlantic Energy Corporation
EUGENE ISLAND 33	C-02-0004117	OPERATING AGREEMENT	3/1/1987	Cockrell Oil Corporation, as Operator	Ernest H. Cockrell, et al
EUGENE ISLAND 33	C-02-0005151	OPERATING AGREEMENT	4/1/1986	Cockrell Oil Corporation	Ernest H. Cockrell, et al
EUGENE ISLAND 342	C-11-0005412	PRODUCTION PROCESSING HANDLING AGREEMENT AND OPERATING AGREEMENT	12/19/2003	Forest Oil Corporation	Spinnaker Exploration Company, LLC
EUGENE ISLAND 342	C-02-0002419	OPERATING AGREEMENT	2/1/1971	Tenneco Oil Company	Texaco Inc.
EUGENE ISLAND 342	C-02-0002443	OFFSHORE OPERATING AGREEMENT	5/1/1988	Elf Aquitaine Operating, Inc.	Plumb Offshore, Inc.
EUGENE ISLAND 342	C-11-0002382	PARTICIPATION AGREEMENT	12/1/1984	Huffco Petroleum Corporation	TXP Operating Company, et al
EUGENE ISLAND 365	C-11-0005670	PROSPECTING TRADE AGREEMENT	4/20/1992	Hall-Houston Oil Company	Zilkha Energy Company, et al
EUGENE ISLAND 365		OFFSHORE OPERATING AGREEMENT	12/1/2004	El Paso Production GOM, Inc.	Devon Energy Production Company, L.P.
EUGENE ISLAND 365		PRODUCTION HANDLING SERVICE AGREEMENT	2/15/2005	El Paso Oil & Gas USA L.P.	Devon Energy Production Company, L.P.
EUGENE ISLAND 365	C-11-0005453	CONFIDENTIALITY AGREEMENT	6/23/2004	Devon Energy Production Company	Walter Oil & Gas Corporation
EUGENE ISLAND 365	C-01-0002007	FARMOUT AGREEMENT	10/23/1995	Hall-Houston Oil Company, et al	Pennzoil Exploration and Production Company
EUGENE ISLAND 365	C-11-0005383	CONFIDENTIALITY AGREEMENT	4/21/2004	Devon Energy Production Company	Apex Oil & Gas, Inc.
EUGENE ISLAND 365	C-11-0005387	CONFIDENTIALITY AGREEMENT	5/11/2004	Devon Energy Production Company	Explore Enterprises of Louisiana LLC
EUGENE ISLAND 365	C-11-0005385	CONFIDENTIALITY AGREEMENT	4/22/2004	Devon Energy Production Company	LLOG Exploration Company, LLC
EUGENE ISLAND 365	C-11-0005386	CONFIDENTIALITY AGREEMENT	5/11/2004	Devon Energy Production Company	Arena Energy, LLC
EUGENE ISLAND 365	C-11-0005384	CONFIDENTIALITY AGREEMENT	4/20/2004	Devon Energy Production Company	Petsec Energy Inc.
EUGENE ISLAND 7	C-11-0004567	CONFIDENTIALITY AGREEMENT	6/27/2003	Ocean Energy, Inc.	Woodside Energy (USA) Inc.
HIGH ISLAND A560	C-11-0005140	EXPLORATION PROGRAM AGREEMENT	6/1/1999	Ocean Energy, Inc., et al	Duke Energy Hydrocarbons, LLC
EUGENE ISLAND 7	C-11-0004568	CONFIDENTIALITY AGREEMENT	7/2/2003	Ocean Energy, Inc.	OPICOIL Houston, Inc.
GALVESTON 273		LETTER AGREEMENT	11/15/1996	Seagull Energy E&P Inc.	Mariner Energy, Inc., et al
GALVESTON 273	C-01-0004244	FARMOUT AGREEMENT	11/9/1993	Hardy Oil & Gas USA Inc.	Seagull Energy E&P Inc.
GALVESTON 273	C-02-0004965	OFFSHORE OPERATING AGREEMENT	10/1/1987	Seagull Energy E&P Inc.	Essex Offshore Inc., et al
GALVESTON 333	C-02-0004969	OPERATING AGREEMENT	10/1/1983	Chamjplin Petroleum Company	Anadarko Production Company, et al.
GALVESTON 343	C-11-0005566	PROCESSING AGREEMENT	7/1/1992	Wacker Oil Inc., et al	Hardy Oil and Gas usa, Inc., et al
GALVESTON 343	C-02-0003353	OPERATING AGREEMENT	10/1/1983	Valero Producing Company	Texoma Production Company, et al
GALVESTON 343	C-01-0002643	FARMOUT AGREEMENT	2/3/1988	Mitchell Energy Corporation	TXP Operating Company
GALVESTON 343		GALVESTON BLOCK 343 WELL A-10 AGREEMENT	5/3/1993	Wacker Oil Inc., et al	Wacker Oil Inc., et al
GALVESTON 343		LETTER AGREEMENT	5/12/1993	Wacker Oil Inc., et al	Mitchell Energy Corporation
GRAND ISLE 68	C-11-0005212	PARTICIPATION AGREEMENT	3/18/1996	Murphy Exploration & Production Company	Flores & Rucks, Inc.
HIGH ISLAND 264	C-02-0005002	OFFSHORE OPERATING AGREEMENT	7/15/1996	Sun Operating Limited Partnership	Seagull Energy E&P Inc.
HIGH ISLAND 264	C-11-0005337	PRODUCTION HANDLING SERVICE AGREEMENT	11/8/2000	Coastal Oil & Gas Corporation	Ocean Energy Inc.
HIGH ISLAND 30L	C-02-0005338	OPERATING AGREEMENT	6/1/1975	Kilroy Company of Texas	F. B. Lacy, et al
HIGH ISLAND 45L	C-11-0002473	HIGH ISLAND 45 SEPARATION AGMT	4/15/1995	Shell Offshore Inc.	Zilkha Energy Company
HIGH ISLAND 45L	C-02-0002597	OPERATING AGREEMENT	1/5/1995	Zilkha Energy Company	Hardy Oil & Gas USA, Inc. et al
HIGH ISLAND 45L	C-01-0002247	FARMOUT AGREEMENT	10/17/1994	Murphy Exploration & Production Company et al	Zilkha Energy Company
HIGH ISLAND 98L	C-02-0004133	OPERATING AGREEMENT	4/4/1996	UMC Petroleum Corporation	American Exploration Company
HIGH ISLAND A339	C-11-0005609	GAS BALANCING AGREEMENT	8/1/1973	Pennzoil Company	Amax Petroleum Corporation et al
HIGH ISLAND A339	C-02-0005317	OPERATING AGREEMENT	7/1/1974	Pennzoil Company, et al	Amax Petroleum Corporation, et al
HIGH ISLAND A339	C-11-0005610	AMENDED AND RESTATED OPERATING AGREEMENT, HIGH ISLAND PIPELINE SYSTEM	2/18/1994	Amerada Hess Corporation	American Petrofina Pipe Line et al
HIGH ISLAND A340	C-02-0005316	OPERATING AGREEMENT	8/1/1973	Pennzoil Offshore Gas Operators, Inc.	Pennzoil Louisiana and Texas Offshore, Inc. et al
HIGH ISLAND A442	C-11-0005563	LATERAL LINE INTERCONNECT AGREEMENT	5/23/2000	High Island Offshore LLC	Ocean Energy

1 of 6

BLOCK	DEVON CONTRACT	CONTRACT DESCRIPTION	EFF DATE	PARTY 1	PARTY 2
HIGH ISLAND A442	C-11-0005309	PLATFORM AGREEMENT	3/28/1997	Santa Fe Energy Resources, Inc.	Amoco Pipeline Company
HIGH ISLAND A442	C-02-0004194	OPERATING AGREEMENT	8/15/1991	Hall-Houston Oil Company	Edisto Exploration & Production Company, et al
HIGH ISLAND A442	C-11-0004670	PRODUCTION HANDLING AGREEMENT	8/1/1999	Hall-Houston Oil Company	Tana Oil and Gas Corporation
HIGH ISLAND A442	C-02-0005200	OPERATING AND LATERAL LINE AGREEMENT	8/17/1999	El Paso Energy Partners Operating Company, L.L.C.	Ocean Energy, Inc.
HIGH ISLAND A474	C-02-0005289	OPERATING AGREEMENT	8/1/1973	Amerada Hess Corporation	Amoco Production Company, et al
HIGH ISLAND A474	C-11-0005564	GAS BALANCING AGREEMENT	11/1/1988	Pennzoil Exploration and Production Company	Amerada Hess Corporation et al
HIGH ISLAND A489	C-02-0004198	OPERATING AGREEMENT	8/1/1973	Amerada Hess Corporation	Amoco Production Company, et al
HIGH ISLAND A489	C-11-0004673	GAS BALANCING AGREEMENT	11/1/1988	Pennzoil Exploration and Production Company, et al	Phillips Petroleum Company, et al
HIGH ISLAND A489	C-11-0005295	PLATFORM SPACE LEASE AGREEMENT	5/1/1979	Pennzoil et al	Natural Gas Pipeline Company of America et al
HIGH ISLAND A489	C-11-0004674	PRODUCTION HANDLING SERVICE AGREEMENT	12/1/2001	Newfield Exploration Company, et al	Newfield Exploration Company, et al
HIGH ISLAND A499	C-02-0005302	OPERATING AGREEMENT	4/1/1975	Pennzoil Louisiana and Texas Offshore, Inc.	Pennzoil Offshore Gas Operators, Inc., et al
HIGH ISLAND A499	C-11-0005567	GAS BALANCING AGREEMENT	5/1/1982	Amerada Hess Corporation	Pennzoil Louisiana and Texas Offshore, Inc., et al
HIGH ISLAND A560	C-11-0005137	PARTICIPATION AGREEMENT	3/5/1994	General Atlantic Resources, Inc., et al	Fidelity Oil Holdings, Inc.
HIGH ISLAND A560	C-02-0004135	OFFSHORE OPERATING AGREEMENT	3/5/1994	Ocean Energy, Inc.	EEX Corporation et al
HIGH ISLAND A560	C-11-0005586	PLATFORM PURCHASE AGREEMENT	7/31/1994	OPI International, Inc.	General Atlantic Resources, Inc.
MAIN PASS 175	C-11-0005293	GAS MEASUREMENT AND PIPELINE CORROSION INHIBITOR INJECTION AGREEMENT	12/17/1992	Texas Eastern Transmission Corporation	General Atlantic Resources, Inc.
MAIN PASS 175	C-11-0005340	LETTER AGREEMENT	9/17/1992	General Atlantic Resources, Inc.	Texas Eastern Transmission Corporation
MAIN PASS 175	C-11-0005570	CONTRACT FOR TRANSPORTATION AND INSTALLATION OF FOUR PILE PRODUCTION PLATFORM AT MAIN PASS BLOCK 175	9/24/1992	OPI International, Inc.	General Atlantic Resources, Inc.
MAIN PASS 175	C-11-0005559	PARTICIPATION AGREEMENT	11/15/1991	General Atlantic Gulf Coast, Inc.	The Louisiana Land and Exploration Company
MAIN PASS 175	C-01-0004392	FARMOUT AGREEMENT	9/12/1991	Arco Oil and Gas Company	General Atlantic Gulf Coast, Inc.
MAIN PASS 175	C-02-0005285	OFFSHORE OPERATING AGREEMENT	11/15/1991	General Atlantic Gulf Coast, Inc.	The Louisiana Land and Exploration Company
MATAGORDA ISLAND 634	C-11-0002778	PRODUCTION HANDLING AGREEMENT	2/19/1993	Santa Fe International Corporation	Oryx Energy Company, et al
MATAGORDA ISLAND 634	C-11-0002479	LETTER AGREEMENT	2/3/1998	Enron Oil & Gas Company etal	Oryx Energy Company, et al
MATAGORDA ISLAND 634	C-02-0002601	OFFSHORE OPERATING AGREEMENT	9/1/1984	Santa Fe International Corporation	Santa Fe Energy Company, et al
MUSTANG ISLAND 748L	C-01-0004460	FARMOUT AGREEMENT	11/5/2004	Maritech Resources, Inc., et al	LLOG Exploration Texas, L.P.
MUSTANG ISLAND 748L	C-01-0002252	FARMOUT AGREEMENT	11/11/1980	Diamond Shamrock Corporation	Hunt Oil Company
MUSTANG ISLAND 748L MUSTANG ISLAND 772L	C-02-0002616	OFFSHORE OPERATING AGREEMENT	3/15/1981	Hunt Oil Company	Hamilton Brother Oil Company et al
SHIP SHOAL 299 SHIP SHOAL 276 SHIP SHOAL 277	C-11-0002324	PRODUCTION PROCESSING HANDLING AND OPERATING AGREEMENT	1/1/1998	Forest Oil Corporation	Santa Fe Snyder Corporation
SHIP SHOAL 276	C-02-0005308	OPERATING AGREEMENT	5/1/1989	Forest Oil Corporation	Adobe Resources Corporation, et al
SHIP SHOAL 300	C-11-0002906	OPERATING AND PROCESSING AGREEMENT	5/1/1994	Kerr-McGee Corporation	Samedan Oil Corporation, et al
SHIP SHOAL 300	C-11-0002338	LETTER AGREEMENT	4/16/1992	Kerr-McGee Corporation	Samedan Oil Corporation, et al
SHIP SHOAL 300	C-02-0002365	OFFSHORE OPERATING AGREEMENT	9/15/1990	Kerr-McGee Corporation	Kerr-McGee Federal Limited Partnership I-1981, et al
SHIP SHOAL 64	C-01-0004390	FARMOUT AGREEMENT	10/1/1996	Mobil Exploration & Producing U.S. Inc.	Flores & Rucks, Inc.
SHIP SHOAL 64	C-11-0005378	PIPELINE CROSSING AGREEMENT	6/19/1997	Transcontinental Gas Pipeline Corporation	Flores & Rucks, Inc.
SOUTH MARSH ISLAND 125	C-02-0002108	OPERATING AGREEMENT	12/1/1974	Pennzoil Offshore Gas Operators, Inc.	Amoco Production Company, et al.
SOUTH MARSH ISLAND 233	C-01-0004451	FARMOUT AGREEMENT	2/28/1996	UMC Petroleum Corporation	Union Pacific Resources Company
SOUTH MARSH ISLAND 233	C-11-0005369	THROUGHPUT AGREEMENT	11/1/1996	Union Pacific Resources Company	Tana Oil and Gas Corporation
SOUTH MARSH ISLAND 233	C-02-0005311	OPERATING AGREEMENT	8/18/1997	Anadarko E & P Company, LP	Millennium Offshore Group, Inc., et al.
SOUTH MARSH ISLAND 36 SOUTH MARSH ISLAND 37	C-02-0002363	OPERATING AGREEMENT	4/27/1989	Walter Oil & Gas Corporation	Atlantic Richfield Company
SOUTH MARSH ISLAND 36	C-11-0002240	INDEMNITY AGREEMENT	7/31/1998	Walter Oil & Gas Corporation	Santa Fe Energy Resources, Inc., et al.
SOUTH MARSH ISLAND 36 SOUTH MARSH ISLAND 37	C-11-0002807	CONNECTION AGREEMENT	10/8/1992	Tennessee Gas Pipeline Company	Santa Fe Energy Resources, Inc., et al.
SOUTH MARSH ISLAND 36 SOUTH MARSH ISLAND 37	C-11-0002808	SEISMIC SURVEY AND OPTION AGREEMENT	12/20/1990	ARCO Oil and Gas Company	Walter Oil & Gas Corporation, et al.
SOUTH MARSH ISLAND 36 SOUTH MARSH ISLAND 37	C-01-0002148	PARTICIPATION AGREEMENT	2/2/1989	Walter Oil & Gas Corporation	Adobe Resources Corporation
SOUTH MARSH ISLAND 37	C-11-0002805	AGREEMENT FOR THE CONSTRUCTION AND OPERATION OF FACILITIES FOR THE REMOVAL OF CONDENSATE FROM THE SEA ROBIN PIPELINE	6/30/1970	Texaco Inc.	Amerada Hess Corporation
SOUTH MARSH ISLAND 48	C-11-0002004	MARINE LICENSE AGREEMENT	10/3/1951	The Marine Instrument Company	Gulf Research & Development Company
SOUTH TIMBALIER 211 SOUTH TIMBALIER 212 SOUTH TIMBALIER 219	C-02-0004141	OPERATING AGREEMENT	7/30/1999	Spinnaker Exploration Company, LLC	Ocean Energy, Inc., et al
SOUTH TIMBALIER 211 SOUTH TIMBALIER 212	C-01-0003848	FARMOUT AGREEMENT	7/20/1999	IP Petroleum Company, Inc.	Spinnaker Exploration Company, LLC
SOUTH TIMBALIER 211 SOUTH TIMBALIER 212	C-11-0005280	INTERCONNECT AGREEMENT	12/1/1999	Discovery Gas Transmission LLC	Spinnaker Exploration Company, LLC, et al
SOUTH TIMBALIER 211 SOUTH TIMBALIER 212	C-11-0005279	LATERAL SALE AGREEMENT	12/1/1999	Discover Gas Transmission LLC	Spinnaker Exploration Company, LLC, et al

2 of 6

BLOCK	DEVON CONTRACT	CONTRACT DESCRIPTION	EFF DATE	PARTY 1	PARTY 2
SOUTH TIMBALIER 211 SOUTH TIMBALIER 212 SOUTH TIMBALIER 219	C-11-0004631	LETTER AGREEMENT	8/10/1999	Spinnaker Exploration Company	Ocean Energy Company
SOUTH TIMBALIER 212	C-11-0005278	PRODUCTION HANDLING AGREEMENT	12/1/1999	Spinnaker Exploration Company, LLC	Discovery Gas Transmission LLC
SOUTH TIMBALIER 231	C-11-0002386	PRODUCTION HANDLING AGREEMENT	3/1/1998	The Louisiana Land & Exploration Company	SOCO Offshore, Inc.
SOUTH TIMBALIER 231	C-02-0002448	OPERATING AGREEMENT	12/31/1996	The Louisiana Land & Exploration Company	SOCO Offshore, Inc.
SOUTH TIMBALIER 231	C-01-0002334	FARMOUT AGREEMENT	5/29/1997	The Louisiana Land & Exploration Company, et al	SOCO Offshore, Inc.
SOUTH TIMBALIER 277	C-11-0005568	PARTICIPATION AGREEMENT	6/1/1992	Union Pacific Resources Corp	General Atlantic Gulf Coast, Inc.
SOUTH TIMBALIER 277	C-11-0005572	PROSPECT SALES AGREEMENT AND OPERATING AGREEMENT	9/15/1993	General Atlantic Gulf Coast, Inc.	PG&E Resources Offshore Company
VERMILION 114	C-11-0005377	PRODUCTION HANDLING AGREEMENT	5/3/2000	Burlington Resources Offshore Inc., et al	Equitable Production (Gulf) Company
VERMILION 114	C-02-0004190	OPERATING AGREEMENT	11/5/1997	Equitable Resources Energy Company	Seagull Energy E&P Inc.
VERMILION 131	C-01-0004452	FARMOUT AGREEMENT	10/28/1992	Mobil Exploration & Producing U.S. Inc.	Hall-Houston Oil Company
VERMILION 131	C-02-0005315	JOINT OPERATING AGREEMENT	7/27/1960	Socony Mobil Oil Company, Inc.	Gulf Oil Corporation
VERMILION 131	C-11-0005605	GAS BALANCING AGREEMENT	11/9/1984	Mobil Exploration & Producing U.S. Inc.	Gulf Oil Corporation
VERMILION 271	C-11-0005368	LIQUIDS ALLOCATION AGREEMENT	6/1/1999	Chevron U.S.A. Inc.	Ocean Energy Inc.
VERMILION 271	C-02-0002394	OFFSHORE OPERATING AGREEMENT	9/1/1981	Mobil Oil Exploration & Producing Southeast Inc.	Texas Eastern Exploration Company, et al
VERMILION 57	C-02-0002401	OPERATING AGREEMENT	3/1/1979	Diamond Shamrock Corporation	Santa Fe Energy Company, et al
VIOSCA KNOLL 213	C-01-0003751	FARMOUT AGREEMENT	11/7/2002	Chevron U.S.A. Inc.	Devon Energy Production, L.P.
VIOSCA KNOLL 213	C-11-0005306	PRODUCTION HANDLING AGREEMENT	3/12/2004	Devon Energy Production, L.P. et al	EOG Resources, Inc.
VIOSCA KNOLL 738	C-11-0002021	OFFSHORE OPERATING AGREEMENT	6/8/2000	Santa Fe Snyder Corp	Newfield Exploration Company et al
WEST CAMERON 206	C-11-0002359	PRODUCTION HANDLING AGREEMENT	7/25/2000	Santa Fe Energy Resources, Inc., et al	Forcenergy Inc
WEST CAMERON 206	C-02-0002433	OPERATING AGREEMENT	8/28/1996	Santa Fe Energy Resources,Inc.	Gulfstar Energy, Inc. et al
WEST CAMERON 528	C-11-0005139	PARTICIPATION AGREEMENT	4/1/1997	UMC Petroleum Corporation	Continental Land & Fur Co., Inc.
WEST CAMERON 528	C-11-0005291	OPERATION AND MAINTENANCE AGREEMENT	6/17/1998	Ocean Energy, Inc.	Duke Energy Operating Company
WEST CAMERON 528	C-11-0005585	PIPELINE BUYBACK AND GATHERING SYSTEM SERVICES AGREEMENT	10/29/1998	Ocean Energy, Inc.	Smackco, Ltd. et al
WEST CAMERON 528	C-02-0005335	OPERATING AGREEMENT	5/7/1997	UMC Petroleum Corporation	Barrett Resources Corporation, et al
WEST CAMERON 528	C-11-0005292	FACILITY AGREEMENT	3/28/1998	Texas Eastern Transmission Corporation	UMC Petroleum Corporation
WEST CAMERON 528	C-11-0005290	GAS GATHERING AGREEMENT	11/26/1998	Ocean Energy, Inc.	Continental Land & Fur Co. Inc.
WEST CAMERON 541	C-01-0004447	FARMOUT AGREEMENT	4/21/1995	Zilkha Energy Company	Union Pacific Resources Company, et al.
VERMILION BLOCK 0115	003-B0034004	Liquid Transportation, Separation & Dehydration Agreement - Cocodrie Island Plants	8/1/1993	Tennessee Gas Pipeline Co.
BRAZOS BLOCK 0397	003-B0034007	Liquid Transportation, Separation & Dehydration Agreement - Markham Plant	9/1/1993	Tennessee Gas Pipeline Co.
BRAZOS BLOCK 0416	003-B0034009	Liquid Transportation - Markham Plant	11/1/1993	Transcontinental Gas Pipeline
EUGENE ISLAND BLOCK 128	070-B0215022	Injected & Retrograde Condensate Transportation SE Lateral	4/1/2001	Williams Field Services agent for TRANSCO
EUGENE ISLAND BLOCK 128	070-B0219010	Bayou Black Terminalling Agreement	4/1/2001	Williams Field Services
SHIP SHOAL 276	175-000-302	Associated Liquids Transportation Agreement	11/1/1993	ANR Pipeline Company
HIGH ISLAND BLOCK 0340	175-000-301	Associated Liquids Transportation Agreement	5/1/2000	ANR Pipeline Company
SOUTH MARSH ISLAND BLOCK 0048	175-000-312	Injected & Retrograde Condensate Transportation SE Lateral	5/1/2000	Williams Field Services, Agent for DEPCO
EUGENE ISLAND BLOCK 297	175-555-320	Associated Liquids Transportation Agreement - Patterson Terminal	11/1/2001	ANR Pipeline Company
EUGENE ISLAND BLOCK 348	175-000-327	Liquid Transportation Agreement	8/1/1992	Tennessee Gas Pipeline Co.
WEST CAM BLOCK 528	175-555-100	PL Condensate BTU Reduction Coordination Agreement	6/1/2003	Texas Eastern Transmission
WEST CAM BLOCK 528	175-555-101	Liquid Handling Agreement	6/1/2003	Texas Eastern Transmission
HIGH ISLAND BLOCK A442	175-555-124	NGL Bank Agreement - this works with the gas transporation agreement with HIOS which is also being assigned K#GM-300-0502	6/1/2004	SPL, INC.
SOUTH TIMBALIER BLOCK 0277	175-555-331	Construction & Gathering Agreement	9/1/1994
GALVESTON BLOCK 0273	K#003-B0034003	Cond. Transportation Agreement	10/1/1993	Blue Dolphin Pipeline Company
GALVESTON BLOCK 0273	K#003-B0039004	Cond. Sep & Storage Fac. Agreement	10/1/1993	MEI Mission Energy Inc.
HIGH ISLAND BLOCK A-0561	K#070-B0235009	Assoc. Liquids Transp. Agreement	6/1/1995	ANR PIPELINE
SOUTH TIMBALIER BLOCK 0277	K#175-555-310	Meas. & Alloc. Cond. For Manta Ray/Nautilus	1/1/2005	Shell Offshore Inc.
BRAZOS BLOCK 0397	GM-301-0022	GAS GATHERING AGREEMENT	11/1/1996	ENBRIDGE
EUGENE ISLAND BLOCK 0128	GM-601-0075	PROCESSING AGREEMENT	8/1/1996	DUKE ENERGY FIELD SERVS
EUGENE ISLAND BLOCK 0296	GM-300-0504	GAS GATHERING AGREEMENT	6/1/2001	GULFTERRA FIELD SERVICES
EUGENE ISLAND BLOCK 0296	GM-900-0137	Miscellaneous Gas Agreement	3/11/2002	SEA ROBIN PIPELINE
EUGENE ISLAND BLOCK 0296	GM-500-0003	Dehyrdation Agreement	12/1/2000	AMERADA HESS

3 of 6

BLOCK	DEVON CONTRACT	CONTRACT DESCRIPTION	EFF DATE	PARTY 1	PARTY 2
EUGENE ISLAND BLOCK 0325	17-2816	PROCESSING AGREEMENT	7/1/2000	DYNEGY
EUGENE ISLAND BLOCK 0348	17-2791	PROCESSING AGREEMENT	9/30/2002	DYNEGY
GALVESTON BLOCK 0273	GM-301-0029	GAS GATHERING AGREEMENT	10/1/1993	BLUE DOLPHIN
GALVESTON BLOCK 0273	GM-901-0012	Miscellaneous Gas Agreement	9/10/1993	BLUE DOLPHIN
GALVESTON BLOCK 0273	GM-901-0005	Miscellaneous Gas Agreement	10/1/1993	MEI
GALVESTON BLOCK 0343	GM-301-0021	GAS GATHERING AGREEMENT	7/27/1989	ENBRIDGE
HIGH ISLAND BLOCK 0045	GM-600-0011	PROCESSING AGREEMENT	3/1/2003	EL PASO FIELD OPERATIONS
SHIP SHOAL BLOCK 0065	GM-800-0016	Miscellaneous Gas Agreement	11/21/1997	TRUNKLINE
SHIP SHOAL BLOCK 0065	GM-900-0519	Miscellaneous Gas Agreement	5/1/2001	TRUNKLINE
SHIP SHOAL BLOCK 0065	GM-900-0512	Miscellaneous Gas Agreement	4/11/2003	TRUNKLINE
SHIP SHOAL BLOCK 0167	17-2816	PROCESSING AGREEMENT	7/1/2000	DYNEGY
SHIP SHOAL BLOCK 0291	PRLO1018	PROCESSING AGREEMENT	1/1/2001	DYNEGY
SHIP SHOAL BLOCK 0291	MCL01075	Miscellaneous Gas Agreement	1/1/2001	DYNEGY
SHIP SHOAL BLOCK 0291	GM-900-0145	Miscellaneous Gas Agreement	12/15/1998	WALTER OIL & GAS
SOUTH MARSH ISLAND BLOCK 0048	GM-500-0003	Dehyrdation Agreement	12/1/2000	AMERADA HESS
SOUTH MARSH ISLAND BLOCK 0048	81-2782	PROCESSING AGREEMENT	9/30/1992	DYNEGY
SOUTH TIMBALIER BLOCK 0228	PRO1018	PROCESSING AGREEMENT	1/1/2001	DYNEGY
SOUTH TIMBALIER BLOCK 0277	GM-301-0032	GAS GATHERING AGREEMENT	9/1/1994	MANTA RAY
VIOSCA KNOLL BLOCK 0213	GM-300-0484	Transportation Agreement	4/1/2004	DAULPHIN ISLAND
VIOSCA KNOLL BLOCK 0213	GM-300-0487	Transportation Agreement	4/1/2004	DAULPHIN ISLAND
VIOSCA KNOLL BLOCK 0213	GM-300-0488	Miscellaneous Gas Agreement	4/1/2004	DAULPHIN ISLAND
VIOSCA KNOLL BLOCK 0738	GM-300-0496	GAS GATHERING AGREEMENT	2/1/2001	GULFTERRA
WEST CAMERON BLOCK 0205	GM-600-0015	PROCESSING AGREEMENT	10/1/2003	EL PASO
WEST CAMERON BLOCK 0205	PRLO1018	PROCESSING AGREEMENT	1/1/2001	DYNEGY
WEST CAMERON BLOCK 0504	GM-301-0141	GAS GATHERING AGREEMENT	11/26/1998	DUKE ENERGY FIELD SERVS
WEST CAMERON BLOCK 0504	GM-901-0056	Dehyrdation Agreement	7/1/2002	TEXAS EASTERN TRANS
WEST CAMERON BLOCK 0540	GM-901-0055	Dehyrdation Agreement	7/1/2002	TEXAS EASTERN TRANS

CONTRACT DATE
		CONTRACT	AND THEIR
CONTRACT NO.		TYPE/	CONTRACT	DEVON	CONTRACT
FULL OR PARTIAL?	OTHER PARTY	AREA	NUMBER	ENTITY	PROVISION

GM-301-0029	BLUE DOLPHIN PIPELINE COMPANY	GATHERING	10/1/1993	DLC	SECTION
FULL	801 Travis	GA 273/283	NO NUMBER		13.4
Houston, Tx 77002
Attn: Brian Lloyd

GM-901-0012	BLUE DOLPHIN PIPELINE COMPANY	INTERCONNECT	9/1/2003	DLC	ARTICLE VIII
FULL		GA 273/283	NO NUMBER		MISCELLANEOUS
SECTION
8.4

PRL01018	DYNEGY MIDSTREAM SERVICES, L. P.	PROCESSING	1/1/2001	DEPCO	SECTION
PARTIAL	1000 Louisiana, Suite 5800	WC 206, ST 231,	NO NUMBER		19. ASSIGNMENT
	Houston, Tx 77002	SS 276/277
	Attn: Tim Thiel	CALUMET PLANT

17-2816	DYNEGY	PROCESSING	7/1/2000	DEPCO	ARTICLE

4 of 6

PARTIAL		EI 325	NO NUMBER		19. ASSIGNMENT
YCLOSKEY PLANT

GM-301-0240	EL PASO FIELD OPERATIONS	GATHERING	4/1/2001		ARTICLE 11
FULL	4 Greenway Plaza	HIA 263/264	NO NUMBER	DLC	ASSIGNMENT
	Houston, Tx 77210				SECTION
	Attn: Contract Admin.				11.1

GM-600-0011	EL PASO FIELD OPERATIONS	PROCESSING	3/1/2003	DEPCO	ARTICLE 13
PARTIAL		HI 45	NO NUMBER		ASSIGNMENT
SABINE PASS PLANT

GM-600-0015	EL PASO FIELD OPERATIONS	PROCESSING	10/1/2003	DEPCO	ARTICLE 11
FULL		WC 206	NO NUMBER		ASSIGNMENT
		EUNICE PLANT			SECTION
11.1

GM-901-0001	ENBRIDGE OFFSHORE PIPELINES	INTERCONNECT	1/24/2000	DLC	ARTICLE XIII
FULL	1100 Louisiana St., Suite 3300	EI 007	NO NUMBER		MISCELLANEOUS
	Houston, Tx 77002-5216				SECTION
8.1 ASSIGNMENT

GM-301-0021	ENBRIDGE OFFSHORE PIPELINES	GATHERING	7/27/1989	DEPCO	ARTICLE XIV
FULL		GA 343/363	NO NUMBER		ASSIGNMENT
		GA 362/363			SECTION
		GIGS			14.1 (a)

GM-300-0496	GULFTERRA FIELD SERVICES, L.L.C.	GATHERING	2/1/2001	DEPCO	SECTION
PARTIAL	4 Greenway Plaza	VK 238	NO NUMBER		13.4 ASSIGNMENT
Houston, Tx 77046
Attn: John Meyers

GM-300-0502	HIGH ISLAND OFFSHORE SYSTEM LLC	TRANSPORT/GTH	2/1/2001	DEPCO	ARTICLE IX
PARTIAL	4 Greenway Plaza	HI A442, HI A560	4883		SECTION
	Houston, TX 77046				9.1
Attn: Ron Fulcher

GM-901-0005	MEI MISSION ENERGY, INC.	DEHYDRATION	10/1/1993	DLC	ARTICLE VIII
FULL	801 Travis	GA 273/283	NO NUMBER		ASSIGNABILITY
	Houston, Tx 77002				SECTION
	Attn: Contract Administration				8.1

GM-301-0032	MANTA RAY OFFSHORE GATHERING	GATHERING	9/1/1994	DLC	ARTICLE XXII
FULL	1301 McKinney, #1700	ST 277	100091		MISCELLANEOUS
	Houston, Tx 77010				22.3 ASSIGNMENT
Attn: Lan Nguyen

GM-901-0055	TEXAS EASTERN TRANSMISSION, LP	DEHYDRATION	7/1/2002	DLC	SECTION
FULL	5400 Westheimer Court	WC 541	NO NUMBER		8
Houston, Tx 77056
Attn: Contract Admin.

GM-901-0056	TEXAS EASTERN TRANSMISSION, LP	DEHYDRATION	7/1/2002	DLC	SECTION
FULL		WC 528	NO NUMBER		8

GM-301-0060	VENICE GATHERING SYSTEM, L.L.C.	GATHERING	1/28/2000	DLC	ARTICLE IX
FULL	1000 Louisiana Suite 1000	GI 68	NO NUMBER		MISCELLANEOUS
	Houston, Texas 77002-5050				SECTION
	Attn: Manager Transportation				9.5

GM-901-0064	VENICE GATHERING SYSTEM, L.L.C.	RESERVE COMMIT	1/28/2000	DLC	ARTICLE IV
FULL		GI 68	NO NUMBER		ASSIGNMENTS
SECTION
4.1 & 4.2

GM-901-0079	VENICE GATHERING SYSTEM, L.L.C.	INTERCONNECT	1/1/2000	DLC	ARTICLE 2.3

5 of 6

Contract Number	Contract Name	BLOCKS COVERED	Contract Type
003-B0034003	Blue Dolphin Pipeline Co.	GA 273, GA 283	Condensate Transporation
003-B0039004	MEI Mission Energy Inc.	GA 273, GA 283	Condensate Separation & Storage Facilities Agreement
070-B0219010	Williams Field Services agent for TRANSCO	EI 128, EI 129	Injected & Retrograde Condensate Transportation SE Lateral
175-000-312	Williams Field Services	EI 116, EI 128, EI 129	Bayou Black Terminalling Agreement
175-555-100	Williams Field Services, Agent for DEPCO	SMI 48	Injected & Retrograde Condensate Transportation SE Lateral
175-555-101	Texas Eastern Transmission	WC 528	PL Condensate BTU Reduction Coordination Agreement
175-555-331	Texas Eastern Transmission	WC 528	Liquid Handling Agreement
	Manta Ray Offshore Gathering Co., LLC	ST 277	Construction & Gathering Agreement

CONTRACT #	PARTY	BLOCK	TYPE	DATE OF CONTRACT
GM-800-0016	Trunkline Gas Company	SS 64	Op & Maint Agreement	11/21/1997
GM-900-0519	Trunkline Gas Company	SS 64	PLATFORM A FACILITIES INTERCONNECT	5/21/2001
GM-900-0512	CMS Trunkline Gas Company	SS 64	PLATFORM A FACILITIES INTERCONNECT	4/11/2003
C-01-0004390	MOBILE EXPLORATION	SS 64	FARMOUT	10/1/1996
C-11-0005378	TRANSCONTINENTAL GAS PIPELINE	SS 64	PIPELINE CROSSING	6/19/1997
C-11-0005280	DISCOVERY GAS TRANSMISSION LLC	ST 212	INTERCONNECT	12/1/1999
C-11-0005279	DISCOVERY GAS TRANSMISSION LLC	ST 212	LATERAL SALE	12/1/1999
C-11-0005278	DISCOVERY GAS TRANSMISSION LLC	ST 212	PRODUCTION FACILITY USE	12/1/1999
C-11-0005292	TEXAS EASTERN TRANSMISSION	WC 528	FACILITIES INTERCONNECT & REIMBURSEMENT	3/28/1998
C-11-0005291	DUKE ENERGY OPERATING INC.	WC 528	OPERATION & MAINTENANCE	6/17/1998
C-02-0005200	EL PASO ENERGY PARTNERS	HI A442	LATERAL LINE	6/1/2000
C-11-0002386	W&T OFFSHORE, INC	ST 231	PROCESSING AGREEMENT	3/1/1998
	FIDELITY EXPLORATION	ST 277	PROSPECT SALES AGREEMENT	9/1/1992
	W&T OFFSHORE, INC	ST 277	PROSPECT SALES AGREEMENT	9/15/1993
C-11-0005377	W&T OFFSHORE, INC	VR 114	PRODUCTION HANDLING AGREEMENT	5/3/2000
C-11-0005377	ST MARY ENERGY CO	VR 114	PRODUCTION HANDLING AGREEMENT	5/3/2000

6 of 6

SCHEDULE "4.10"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

PREFERENTIAL RIGHTS

LSE MARKET	UNIQUE_ID	NAME	ADDRESS	CITY, ST ZIP	ATTN	NOTICE PERIOD	BLOCK NAME	BPO WI	CONTRACT	CORRECTION
TIER 2	C-02-0004119	UNION OIL COMPANY OF CALIFORNIA	14141 SOUTHWEST FREEWAY	SUGAR LAND TX 77478	JACK BAYLESS LAND MANAGER	90 DAYS	EUGENE ISLAND BLOCK 297 FROM THE SURFACE TO 15,000' TVD	0.07500000	Offshore Operating Agreement dated 1/1/1980 between Union Oil Company of California and Champlin Petroleum Company, et al	DEVON IS RETAINING 100% OF ITS INTEREST BELOW 15,000' TVD
	C-02-0004119	REMINGTON OIL AND GAS CORPORATION	8201 PRESTON ROAD, SUITE 600	DALLAS TX 75225-6211	DOUGLAS LOGAN DIRECTOR - LAND	90 DAYS	EUGENE ISLAND BLOCK 297 FROM THE SURFACE TO 15,000' TVD	0.07500000	Offshore Operating Agreement dated 1/1/1980 between Union Oil Company of California and Champlin Petroleum Company, et al	DEVON IS RETAINING 100% OF ITS INTEREST BELOW 15,000' TVD
	C-02-0004119	KCS RESOURCES, INC.	5555 SAN FELIPE SUITE 1200	HOUSTON TX 77056	OFFSHORE LAND MANAGER	90 DAYS	EUGENE ISLAND BLOCK 297 FROM THE SURFACE TO 15,000' TVD	0.07500000	Offshore Operating Agreement dated 1/1/1980 between Union Oil Company of California and Champlin Petroleum Company, et al	DEVON IS RETAINING 100% OF ITS INTEREST BELOW 15,000' TVD
TIER 2	C-02-0002088	SHELL GULF OF MEXICO INC.	P.O. BOX 61933	NEW ORLEANS LA 70161	KENT ABADIE MANAGER, DEVELOPMENT & PRODUCTION GOM	30 DAYS	EUGENE ISLAND BLOCK 163 BELOW 15,379'	0.50000000	Offshore Operating Agreement dated 6/1/1997 between Pennzoil Exploration and Production Company and Enterprise Oil Gulf of Mexico Inc.	2 JOA'S COVERING THIS BLOCK
	C-02-0005252	NEWFIELD EXPLORATION COMPANY	363 N. SAM HOUSTON PKWY EAST, SUITE 2020	HOUSTON, TX 77060	MARK BLUMENSHINE LAND MANAGER	30 DAYS	EUGENE ISLAND BLOCK 163 FROM SURFACE TO 15,379' TVD	0.12500000	Offshore Operating Agreement dated 6/3/2003 between Newfield Exploration Company and Devon Energy Production Company LP, et al	2 JOA'S COVERING THIS BLOCK
	C-02-0005252	JUNIPER EXPLORATION, L.L.C.	405 MAIN STREET SUITE 850	HOUSTON TX 77002	LES CLARK MANAGER	30 DAYS	EUGENE ISLAND BLOCK 163 FROM SURFACE TO 15,379' TVD	0.12500000	Offshore Operating Agreement dated 6/3/2003 between Newfield Exploration Company and Devon Energy Production Company LP, et al	2 JOA'S COVERING THIS BLOCK
TIER 2	C-02-0002597	DOMINION EXPLORATION & PRODUCTION, INC.	1450 POYDRAS STREET	NEW ORLEANS LA 70112-6000	MICHAEL A. ACKAL, JR. GENERAL MANAGER, LAND/BUSINESS DEVELOPMENT OFFSHORE BUSINESS UNIT	20 DAYS	HIGH ISLAND BLOCK 45 FROM THE SURFACE DOWN TO THE STRATIGRAPHIC EQUIVALENT OF 11,176' SUBSEA, AS SEEN IN THE ZILKHA ENERGY COMPANY OCS-G 12564 WELL NO. 1	0.10000000	Operating Agreement dated 1/5/1995 between Zilkha Energy Company and Hardy Oil & Gas USA Inc. et al
	C-02-0002597	MARINER ENERGY, INC.	2101 CITYWEST BLVD SUITE 1900	HOUSTON TX 77042	JOHN DAVIS LAND MANAGER	20 DAYS	HIGH ISLAND BLOCK 45 FROM THE SURFACE DOWN TO THE STRATIGRAPHIC EQUIVALENT OF 11,176' SUBSEA, AS SEEN IN THE ZILKHA ENERGY COMPANY OCS-G 12564 WELL NO. 1	0.10000000	Operating Agreement dated 1/5/1995 between Zilkha Energy Company and Hardy Oil & Gas USA Inc. et al
TIER 2	C-02-0005002	EL PASO PRODUCTION OIL & GAS USA LP	1001 LOUISIANA STREET, 22ND FLOOR	HOUSTON TX 77002	JOHN BURKE LAND MANAGER	10 DAYS	HIGH ISLAND BLOCK A264	0.50000000	Offshore Operating Agreement dated 7/15/1996 between Sun Operating Limited Partnership and Seagull Energy E&P Inc
TIER 2	C-11-0005140	MARLIN ENERGY OFFSHORE LLC	3861 AMBASSADOR CAFFERY PARKWAY, SUITE 600	LAFAYETTE LA 70503	RANDY WHEELER VICE PRESIDENT	30 DAYS	HIGH ISLAND BLOCK A560 BELOW 9,000', EXCLUDING WELLS A-1, A-2, A-3 AND A-5, PLATFORM A AND ALL PIPELINES THERETO	0.38750000	Exploration Program Agreement dated 6/1/1999 between Seagull Energy E&P Inc. and Duke Energy Hydrocarbons, LLC, et al (Par. 7.8)	THERE IS NO PREF RIGHT IN BLOCK JOA; PREF RIGHT IN EXPLORATION AGREEMENT SURVIVES TERMINATION IF 3RD PARTY JOA HAS NO PREF RT

1 of 2

LSE MARKET	UNIQUE_ID	NAME	ADDRESS	CITY, ST ZIP	ATTN	NOTICE PERIOD	BLOCK NAME	BPO WI	CONTRACT	CORRECTION
TIER 2	C-02-0002601	GOM SHELF, LLC	2000 POST OAK BLVD SUITE 100	HOUSTON TX 77056	C R HARDEN LAND MANAGER	10 DAYS	MATAGORDA ISLAND BLOCK 634 FROM THE SURFACE TO 11,000' TVD	0.22068970	Offshore Operating Agreement effective 9/1/1984 between Santa Fe International Corporation and HNG Oil Company, et al	DEVON IS RETAINING 50% OF ITS 22.06897% INTEREST BELOW 11,000' TVD
	C-02-0002601	GOM SHELF, LLC	2000 POST OAK BLVD SUITE 100	HOUSTON TX 77056	C R HARDEN LAND MANAGER	10 DAYS	MATAGORDA ISLAND BLOCK 634 BELOW 11,000' TVD	0.11034485	Offshore Operating Agreement effective 9/1/1984 between Santa Fe International Corporation and HNG Oil Company, et al	DEVON IS RETAINING 50% OF ITS 22.06897% INTEREST BELOW 11,000' TVD
	C-02-0002601	HUNT CHIEFTAIN DEVELOPMENT, L.P.	1445 ROSS AT FIELD	DALLAS TX 75702-2785	BILL REX VICE PRESIDENT-LAND AND NEGOTIATIONS	10 DAYS	MATAGORDA ISLAND BLOCK 634 FROM THE SURFACE TO 11,000' TVD	0.22068970	Offshore Operating Agreement effective 9/1/1984 between Santa Fe International Corporation and HNG Oil Company, et al	DEVON IS RETAINING 50% OF ITS 22.06897% INTEREST BELOW 11,000' TVD
TIER 2	C-02-0002363	WALTER OIL & GAS CORPORATION	1100 LOUISIANA, SUITE 200	HOUSTON TX 77002-5299	RON WILSON VICE PRESIDENT	45 DAYS	SOUTH MARSH ISLAND BLOCK 36 FROM SURFACE TO 15,697'	0.07222222	Operating Agreement dated 4/27/1989 between Walter Oil & Gas Corporation and Atlantic Richfield Company
TIER 2	C-02-002363	WALTER OIL & GAS CORPORATION	1100 LOUISIANA, SUITE 200	HOUSTON TX 77002-5299	RON WILSON VICE PRESIDENT	45 DAYS	E/2 AND E/2E/2W/2 OF SOUTH MARSH ISLAND BLOCK 37 FROM THE SURFACE TO 15,697'	0.07222222	Operating Agreement dated 4/27/1989 between Walter Oil & Gas Corporation and Atlantic Richfield Company
TIER 2	C-02-0002365	KERR-MCGEE OIL & GAS CORPORATION	16666 NORTHCHASE DRIVE, 21ST FLOOR	HOUSTON TX 77060	JIM BIBBY SENIOR LANDMAN SPECIALIST	30 DAYS	CONTRACTUAL RIGHTS IN NW/4NW/4 OF SHIP SHOAL BLOCK 300	0.13333330	Offshore Operating Agreement dated 9/15/1990 between Kerr-McGee Corporation and Samedan Oil Corporation, et al	DEVON OWNS CONTRACTUAL RIGHTS ONLY
	C-02-0002365	NOBLE ENERGY, INC.	100 GLENBOROUGH, SUITE 100	HOUSTON TX 77067	CAM COUNTRYMAN MANAGER	30 DAYS	CONTRACTUAL RIGHTS IN NW/4NW/4 OF SHIP SHOAL BLOCK 300	0.13333330	Offshore Operating Agreement dated 9/15/1990 between Kerr-McGee Corporation and Samedan Oil Corporation, et al	DEVON OWNS CONTRACTUAL RIGHTS ONLY
TIER 2	C-11-0002021	NEWFIELD EXPLORATION COMPANY	363 N. SAM HOUSTON PKWY EAST, SUITE 2020	HOUSTON, TX 77060	MARK BLUMENSHINE LAND MANAGER	10 DAYS	VIOSCA KNOLL BLOCK 738 LIMITED TO THE S/2 AND S/2N/2 FROM THE SURFACE TO 50,000'	0.29000000	Offshore Operating Agreement dated effective 6/8/2000 between Newfield Exploration Company and Santa Fe Snyder Corporation	DEVON IS RETAINING ALL OF ITS INTEREST IN N/2N/2 FROM SURFACE TO 40,000'
	C-11-0002021	FIDELITY OIL COMPANY	1700 LINCOLN SUITE 4600	DENVER CO 80203	JOHN S. GEYER VICE PRESIDENT - LAND	10 DAYS	VIOSCA KNOLL BLOCK 738 LIMITED TO THE S/2 AND S/2N/2 FROM THE SURFACE TO 50,000'	0.29000000	Offshore Operating Agreement dated effective 6/8/2000 between Newfield Exploration Company and Santa Fe Snyder Corporation	DEVON IS RETAINING ALL OF ITS INTEREST IN N/2N/2 FROM SURFACE TO 40,000'
TIER 2	C-02-0002394	EL PASO PRODUCTION COMPANY	1001 LOUISIANA STREET, 22ND FLOOR	HOUSTON TX 77002	JOHN BURKE LAND MANAGER	90 DAYS	VERMILION BLOCK 271	0.25000000	Offshore Operating Agreement dated 9/1/1981 between Mobil Oil Exploration & Producing Southeast Inc. and Texas Eastern Exploration Co.
	C-02-0002394	NOBLE ENERGY, INC.	100 GLENBOROUGH, SUITE 100	HOUSTON TX 77067	CAM COUNTRYMAN MANAGER	90 DAYS	VERMILION BLOCK 271	0.25000000	Offshore Operating Agreement dated 9/1/1981 between Mobil Oil Exploration & Producing Southeast Inc. and Texas Eastern Exploration Co.

2 of 2

SCHEDULE "4.13"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

IMBALANCES

WM MARKET	FIELD ID	ST	COUNTY	PROPERTY	SUB	WELL NAME	GAS BALANCING AS OF DATE	WELLHEAD GAS IMBLANCE (MCF)	NRI (DEVON)
GULF SHELF TIER 2 - 2005 SALE	MUSTANG ISLAND BLOCK 772	TX	NUECES	110373	001	STATE LEASE 74581 #1 (MU 772)	31-Dec-04	(8,931)	(8,491)
GULF SHELF TIER 2 - 2005 SALE	SOUTH MARSH ISLAND 128 S ADD.	GM	SO MARSH ISLN S	300073	004	SM 125 D-4A ST (OCSG2882)	31-Dec-04	930	775
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0348	GM	EUGENE ISLAND S	300117	010	EI 365 A-1	31-Dec-04	(76)	(65)
GULF SHELF TIER 2 - 2005 SALE	EAST CAMERON BLOCK 0353	GM	EAST CAMERON SO	300197	002	EC 353 A2 OCS G-2265	31-Dec-04	574	478
GULF SHELF TIER 2 - 2005 SALE	VERMILION BLOCK 0273	GM	VERMILION SOUTH	301007	001	VR 271 A1	31-Dec-04	(4,363)	(3,635)
GULF SHELF TIER 2 - 2005 SALE	SHIP SHOAL 167 (BLK 166)	GM	SHIP SHOAL	301010	001	SS 166 C2 OCS G-5549	31-Dec-04	(559)	(461)
GULF SHELF TIER 2 - 2005 SALE	VERMILION BLOCK 0076	GM	VERMILION	301015	001	VR 57 A6	31-Dec-04	393	328
GULF SHELF TIER 2 - 2005 SALE	MATAGORDA ISLAND BLOCK 0633	TX	MATAGORDA	301033	002	MI 634 C-2 OCS G-7202	31-Dec-04	(91,047)	(75,872)
GULF SHELF TIER 2 - 2005 SALE	MATAGORDA ISLAND BLOCK 0633	TX	MATAGORDA	301033	003	MI 634 #0F3 OCS G-7202	31-Dec-04	(67,637)	(56,364)
GULF SHELF TIER 2 - 2005 SALE	MATAGORDA ISLAND BLOCK 0633	TX	MATAGORDA	301033	006	MI 634 #F-2A	31-Dec-04	(8,288)	(6,906)
GULF SHELF TIER 2 - 2005 SALE	SHIP SHOAL BLOCK 0291	GM	SHIP SHOAL S	301054	001	SS 276 A6 (OCS-G 10785)	31-Dec-04	96,691	80,092
GULF SHELF TIER 2 - 2005 SALE	SHIP SHOAL BLOCK 0291	GM	SHIP SHOAL S	301055	002	SS 277 A-2	31-Dec-04	(71,895)	(59,553)
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0325	GM	EUGENE ISLAND S	301071	008	EI 325 A1-A OCS-G5517	31-Dec-04	4,038	3,392
GULF SHELF TIER 2 - 2005 SALE	SOUTH MARSH ISLAND BLOCK 0048	GM	SO MARSH ISLAND	301076	001	SMI 36 #1 (OCS-G7699)	31-Dec-04	(19,451)	(15,615)
GULF SHELF TIER 2 - 2005 SALE	SHIP SHOAL BLOCK 0299	GM	SHIP SHOAL S	301091	001	SS 300 B-1 OCS-G 7760	31-Dec-04	130,730	108,911
GULF SHELF TIER 2 - 2005 SALE	WEST CAMERON BLOCK 0205	GM	WEST CAMERON	301152	001	WC 206 1 OCS-G-3496	31-Dec-04	56,037	33,447
GULF SHELF TIER 2 - 2005 SALE	VIOSCA KNOLL BLOCK 738 (MARIA)	GM	VIOSCA KNOLL	301177	001	VK 738 #1	31-Dec-04	277,104	196,266
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0342	GM	EUGENE ISLAND S	301209	003	EI 342 C5	31-Dec-04	678,465	582,022
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0342	GM	EUGENE ISLAND S	301209	016	EI 342 C2	31-Dec-04	(120,890)	(94,814)
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0342	GM	EUGENE ISLAND S	301209	017	EI 342 C14	31-Dec-04	(28,077)	(24,086)
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0342	GM	EUGENE ISLAND S	301209	020	EI 342 C4D	31-Dec-04	(40,739)	(31,952)
GULF SHELF TIER 2 - 2005 SALE	SOUTH TIMBALIER BLOCK 0228	GM	SO TIMBALIAR S	301231	001	ST 231 4	31-Dec-02	(2,104)	(1,650)
GULF SHELF TIER 2 - 2005 SALE	SOUTH TIMBALIER BLOCK 0228	GM	SO TIMBALIAR S	301231	002	ST 231 1	31-May-01	7,156	5,606
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	011	GA 343 A001 OCS G06105	31-Dec-04	16,306	13,181
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	023	GA 343 A002U OCS G06105	31-Dec-04	(26,065)	(21,069)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	031	GA 343 A003L OCS G06105	31-Dec-04	27,770	22,447
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	043	GA 343 A004 OCS G06105	31-Dec-04	38,238	30,909
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	051	GA 343 A005 OCS G06105	31-Dec-04	(13,746)	(11,111)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	061	GA 343 A006L OCS G06105	31-Dec-04	5,090	4,114
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	062	GA 343 A006U OCS G06105	31-Dec-04	73	59
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	092	GA 343 A009L OCS G 06105	31-Dec-04	(30,938)	(25,008)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	093	GA 343 A009U OCS G06105	31-Dec-04	11,257	9,099
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	101	GA 343 A010L OCS G 06105	31-Dec-04	5	4
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	102	GA 343 A010U OCS G06105	31-Dec-04	(24)	(20)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	112	GA 343 A011U OCS G06105	31-Dec-04	(72,862)	(58,897)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415580	113	GA 343 A011L OCS G06105	31-Dec-04	(34,061)	(27,533)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415760	010	GA 363 0001 OCS G06113	31-Dec-04	(909)	(739)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0343	TX	GALVESTON-LG BLK AREA	415760	022	GA 363 A002U OCS G 06113	31-Dec-04	660	534
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0297	LA	OFFSHORE FED	530407	001	EI 297 A003 OCS G04225	31-Dec-04	7,958	6,632
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0297	LA	OFFSHORE FED	530408	001	EI 297 A002 OCS G04225	31-Dec-04	(5,319)	(4,433)
GULF SHELF TIER 2 - 2005 SALE	EUGENE ISLAND BLOCK 0297	LA	OFFSHORE FED	530409	001	EI 297 A004 OCS G04225	31-Dec-04	3,417	2,848
GULF SHELF TIER 2 - 2005 SALE	HIGH ISLAND BLOCK A-0442	TX	HIGH ISLAND SOUTH AREA	541559	013	HI A442 A001 OCS G11383	30-Nov-04	(218,902)	(182,418)

1 of 2

WM MARKET	FIELD ID	ST	COUNTY	PROPERTY	SUB	WELL NAME	GAS BALANCING AS OF DATE	WELLHEAD GAS IMBLANCE (MCF)	NRI (DEVON)
GULF SHELF TIER 2 - 2005 SALE	BRAZOS BLOCK 0431	TX	BRAZOS-LG BLK AREA	547213	001	BA 416 0001 OCS G09015	31-Dec-04	0	0
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0273	TX	GALVESTON-LG BLK AREA	547214	004	GA 273 0001 OCS G09037	31-Dec-04	(35,711)	(29,484)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0273	TX	GALVESTON-LG BLK AREA	547215	001	GA 273 0005 OCS G09037	31-Dec-04	(413)	(342)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0273	TX	GALVESTON-LG BLK AREA	547216	001	GA 273 B001 OCS G09037	31-Dec-04	54,119	44,287
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0273	TX	OFFSHORE FED	547217	001	GA 273 A001 OCS G09037	31-Dec-04	(7,471)	(6,168)
GULF SHELF TIER 2 - 2005 SALE	GALVESTON BLOCK 0333	TX	GALVESTON-LG BLK AREA	547239	010	GA 333 A001 OCS G06104	31-Dec-04	(432)	(346)
GULF SHELF TIER 2 - 2005 SALE	HIGH ISLAND BLOCK A-0271	TX	HIGH ISLAND EAST & SOUTH AREA	547382	001	HI A264 B008 OCS G15805 INTERC	31-May-04	13,529	11,274
GULF SHELF TIER 2 - 2005 SALE	HIGH ISLAND 474 (A) S ADD.	TX	OFFSHORE FED	547412	024	HI A474 A001 OCS G02366	31-Dec-04	(6)	(5)
GULF SHELF TIER 2 - 2005 SALE	HIGH ISLAND 474 (A) S ADD.	TX	OFFSHORE FED	547413	001	HI A474 A007ST OCS G02366	31-Dec-04	0	0
GULF SHELF TIER 2 - 2005 SALE	HIGH ISLAND 474 (A) S ADD.	TX	OFFSHORE FED	547416	001	HI A489 A015 OCS G02372	31-Dec-04	(20)	(17)
GULF SHELF TIER 2 - 2005 SALE	HIGH ISLAND 340 (A) E.A.S.E.	TX	HIGH ISLAND EAST & SOUTH AREA	547451	001	HI A339 A005 OCS G02739	31-Dec-04	(18,562)	(15,468)
GULF SHELF TIER 2 - 2005 SALE	VERMILION BLOCK 0115	LA	OFFSHORE FED	547462	003	VR 114 A001 OCS G17895	31-Dec-04	0	0
GULF SHELF TIER 2 - 2005 SALE	BRAZOS BLOCK 0397	TX	OFFSHORE FED	547487	002	BA 396 0001 OCS G10213	31-Dec-04	0	0
GULF SHELF TIER 2 - 2005 SALE	BRAZOS BLOCK 0397	GM	GOM OFFSHORE	547490	002	BA 396 A002 OCS G10213 (RC)	31-Dec-04	0	0

								501,042	394,183

2 of 2

SCHEDULE "4.14"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

CURRENT COMMITMENTS

DIVEST PACKAGE	PROP #	SUB#	PROPERTY NAME	STATE	FIELD	AFE #	AFE TYPE	AFE DESCRIPTION	GWI	AFE GROSS COST ESTIMATE	AFE NET COST ESTIMATE	ACTUAL COSTS PAID TO DATE
TIER 2	547490	2	BA 396 A002 OCS G10213 (RC)	GM	BRAZOS BLOCK 0397	609-111706	RECOMPLETIONS	Repair SCSSSV hydraulic control line by replacing seals in the tubing hanger. A	40.00%	165,000.00	66,000.00	82,870.23
TIER 2	547490	2	BA 396 A002 OCS G10213 (RC)	GM	BRAZOS BLOCK 0397	609-114773	EXPENSED WORKOVER	Workover well to replace tubing.	65.00%	1,031,800.00	670,670.00	590,652.05
TIER 2	530380	1	EI 033 0005 OCS G03560	LA	EUGENE ISLAND BLOCK 0032	609-113863	PLUGGED & ABANDONMENT	Proposal to abandon the pipelines associ ated with the #5 well. This abandonment	16.88%	67,500.00	11,390.63	13,913.07
TIER 2	530382	2	EI 033 A001 OCS G03560	LA	EUGENE ISLAND BLOCK 0032	609-113434	PLUGGED & ABANDONMENT	The well has no further utility and is o bserved to be in very poor condition. I	15.63%	467,533.00	73,089.99	49,139.81
TIER 2	530412	1	EI 297 0003ST OCS G04225	LA	EUGENE ISLAND BLOCK 0297	609-116307	EXPENSED WORKOVER	Proposal to run slickline to determine i f the SCSSV for the subject well has fai	7.50%	1,694,475.00	127,085.63	-
TIER 2	301071	13	EI 324 A-4ST1 BD SAND (OCS-G 5517)	GM	EUGENE ISLAND BLOCK 0325	1-117061	RECOMPLETIONS	Revised AFE to recomplete the EI 325 A4 Sidetrack well accessing the "BD" zone and gravel packing through tubing	33.33%	241,120.00	80,373.33	-
TIER 2	301071	0	EI 325 OCS G-5517	GM	EUGENE ISLAND BLOCK 0325	1-115447	MAINTENANCE EXPENSE	Request funds to cover replacement of co rroded studs and nuts, and electrical fi	33.33%	69,000.00	23,000.00	-
TIER 2	301071	14	EI 325 A005 ST01 (OCS-G 5517)	GM	EUGENE ISLAND BLOCK 0325	1-117371	RECOMPLETIONS	Request to recomplete by performing a through tubing plug back with an electric line spread and sand control the "DF" Sand after isolating the "EB" Sand.	33.33%	160,000.00	53,333.28	-
TIER 2	301071	8	EI 325 A1-A (OCS-G 5517)	GM	EUGENE ISLAND BLOCK 0325	1-117370	EXPENSED WORKOVER	Request to add perforations and perform a through tubing gravel pack on the "EF" Sand.	33.33%	242,000.00	80,666.66	-
TIER 2	301071	12	EI 325 A-3ST1 OCSG-5517	GM	EUGENE ISLAND BLOCK 0325	1-117067	RECOMPLETIONS	To add perforations in the ''EG'' sand and commingle with existing ''EF'' sand in th	33.33%	143,220.00	47,740.00	-
TIER 2	301071	9	EI 325 A6 {AE&AD SAND-RECOMPL}	GM	EUGENE ISLAND BLOCK 0325	1-104708	RECOMPLETIONS	Utilize a snubbing unit to perform a rec ompletion from the ''AF'' Sand to the ''AE''	33.33%	1,035,540.00	345,145.48	729,839.01
TIER 2	301209	0	EI 342	GM	EUGENE ISLAND BLOCK 0342	1-116442	PLATFORMS	Repair handrails, drain lines and deckin g per MMS regulations. ***FOR INFORMA	33.15%	23,000.00	7,625.38	89,962.70
TIER 2	301209	0	EI 342	GM	EUGENE ISLAND BLOCK 0342	1-116504	PLATFORMS	AFE to repair the Caterpillar Compressor Frame which was damaged by a loose con	33.15%	145,000.00	48,073.08	-
TIER 2	301209	0	EI 342	GM	EUGENE ISLAND BLOCK 0342	1-117367	LEASE FACILITIES	Request for diver inspection and survey of jacket from damage after boat landing	33.15%	410,000.00	135,930.77	-
TIER 2	300117	0	EI 365 A (OCSG13628)	GM	EUGENE ISLAND BLOCK 0348	1-117258	DEVELOPMENT DRILLING & COMP	El Paso Production has reached casing po int in the referenced well. The well ha	10.00%	3,069,902.00	306,990.20	-
TIER 2	545425	1	HI 030L 0002 STATE TRACT #30L	TX	HIGH ISLAND BLOCK 0030	609-112763	EXPENSED WORKOVER	Wireline work to flow well up 2-3/8'' tub ing. Install concentric gas lift mandre	0.13%	50,000.00	65.92	-
TIER 2	545425	1	HI 030L 0002 STATE TRACT #30L	TX	HIGH ISLAND BLOCK 0030	609-116556	EXPENSED WORKOVER	Wireline work to flow well up 2-3/8'' tub ing. Install concentric gas lift mandre	0.13%	1,065,818.00	1,405.07	1,605.29
TIER 2	503594	1	HI 098L PLATFORM		HIGH ISLAND BLOCK 0098-L	609-114736	LEASE FACILITIES	This AFE is required to replace the exis ting, thin walled (0.25'') onboard water	55.28%	275,000.00	152,020.00	65,495.10
TIER 2	547455	6	HI A340 A017 OCS G02426	TX	HIGH ISLAND BLOCK A-0340	609-116390	EXPENSED WORKOVER	Attempt to N2 jet in the well. ***LEA SE SAVING OPERATION***	0.29%	41,009.00	120.35	-
TIER 2	547455	14	HI A340 A020 OCS G02426	TX	HIGH ISLAND BLOCK A-0340	609-111275	RECOMPLETIONS	Well has been sanded up in the CC & CB S ands since September 1996. A Pulsed Neu	0.29%	137,000.00	402.07	-
TIER 2	547455	10	HI A340 A020D OCS G02426	TX	HIGH ISLAND BLOCK A-0340	609-116389	EXPENSED WORKOVER	Install a thru tubing gravel pack assemb ly .	0.29%	99,389.00	291.69	-
TIER 2	547455	0	HI A340 OCS G02426 (PLATFORM)	GM	HIGH ISLAND BLOCK A-0340	609-111709	EQUIP UPGRADE & REPLACEMENT	Funds requested to upgrade the Compressi on System. This upgrade will result in	0.29%	568,000.00	1,666.97	1,909.88
TIER 2	500044		HI A442 A PLATFORM/FAC ALLOC	TX	HIGH ISLAND BLOCK A-0442	609-110815	MAINTENANCE EXPENSE	Replace/repair handrails and grating. R eplace corroded studs and nuts. Relocat	45.45%	35,000.00	15,909.08	-
TIER 2	500044		HI A442 A PLATFORM/FAC ALLOC	TX	HIGH ISLAND BLOCK A-0442	609-115790	LEASE FACILITIES	THIS AFE IS REQUESTED TO PERFORM ALL SER VICES ASSOCIATED WITH THE FABRICATION AN	0.00%	146,000.00	0.00	11,583.44
TIER 2	500044		HI A442 A PLATFORM/FAC ALLOC	TX	HIGH ISLAND BLOCK A-0442	609-116791	MAINTENANCE EXPENSE	**FOR INFORMATION ONLY** Work will be n eeded on HI-442A due to corrosion and po	45.45%	60,000.00	27,272.70	32,804.06
TIER 2	541559	7	HI A442 A005D OCS G11383	TX	HIGH ISLAND BLOCK A-0442	609-115042	RECOMPLETIONS	Close sliding sleeve to isolate the PL 5 -7 perfs at 3876'-3896'MD. Open sliding	45.45%	16,500.00	7,499.99	-
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-113881	MAINTENANCE EXPENSE	Perform corrosion repairs and painting.	0.23%	650,000.00	1,526.07	(482,855.56)
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-113882	MAINTENANCE EXPENSE	To repair the fire water deluge system.	0.23%	85,000.00	199.56	149,317.74
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-115435	MAINTENANCE EXPENSE	Repair corrosion damage to the compresso r cooler.	0.23%	60,000.00	140.87	-
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-115437	MAINTENANCE EXPENSE	Generator #2 is out of service and in ne ed of repair.	0.23%	90,000.00	211.30	493,329.27
TIER 2	547412	24	HI A474 A001 OCS G02366	TX	HIGH ISLAND BLOCK A-0474	609-113309	EQUIP UPGRADE & REPLACEMENT	Replace 6'' diameter sales meter with a 2 '' diameter pre-fabricated drop in. The	0.23%	43,260.00	101.57	-
TIER 2	547412	10	HI A474 A010 OCS G02366	TX	HIGH ISLAND BLOCK A-0474	609-113868	EQUIP UPGRADE & REPLACEMENT	Add gas lift valves to increase producti on.	0.23%	70,435.00	165.37	100.00
TIER 2	547412	12	HI A474 A012ST OCS G02366	TX	HIGH ISLAND BLOCK A-0474	609-111841	EXPENSED WORKOVER	This AFE is to add production immediatel y by performing an acid job. After the	0.23%	117,895.00	273.26	(126,560.26)
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-112678	MAINTENANCE EXPENSE	Replace water polisher. Replacement is necessary to to maintain overboard water	0.26%	350,000.00	898.07	(139,952.23)
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-113865	MAINTENANCE EXPENSE	Repair the Fire Water Deluge System. MM S inspection identified system as defici	0.23%	7,500.00	17.61	(314,242.84)
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-113885	MAINTENANCE EXPENSE	To clean out three vessels to improve pr ocessing efficience.	0.23%	65,000.00	152.61	615,449.64
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-113887	MAINTENANCE EXPENSE	To make corrosion based repairs and to p aint	0.23%	350,000.00	821.73	-
TIER 2	547417	1	HI A489 B002 OCS G02372	TX	HIGH ISLAND BLOCK A-0474	609-111842	EXPENSED WORKOVER	To patch tubing, a leak in the tubing is preventing the well from producing at f	0.23%	43,033.00	101.03	(18,593.60)
TIER 2	547429	2	HI A489 B018ST1 OCS G02372	TX	HIGH ISLAND BLOCK A-0474	609-112626	EQUIP UPGRADE & REPLACEMENT	Add gas lift, artificial lift and fabric ate gas lift supply.	0.26%	60,000.00	153.95	501.68
TIER 2	547431	2	HI A489 B021 ST2 OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-117417	RECOMPLETIONS	P&A current completion in the G-19 Sand and perform a cement packer thru-tubing	0.23%	500,000.00	1,173.90	-
TIER 2	547434	2	HI A489 B025 OCS G02372 (RC)	GM	HIGH ISLAND BLOCK A-0474	609-116293	RECOMPLETIONS	Perform cement packer recompletion to th e E-4 Sand. The inactive E-5 completion	0.23%	270,000.00	633.91	-
TIER 2	547439	0	HI A499 C PLATFORM	GM	HIGH ISLAND BLOCK A-0474	609-113866	MAINTENANCE EXPENSE	Perform corrosion based repairs and pain t the platform. MMS requirements to mai	0.25%	300,000.00	743.49	117.51
TIER 2	547442	2	HI A499 C004 OCS G03118	TX	HIGH ISLAND BLOCK A-0474	609-110251	EXPENSED WORKOVER	The C004 is currently sanded up and not capable of producing. AFE is to recover	0.25%	2,179,700.00	5,401.95	(3,300,861.73)
TIER 2	503581	1	MP 175 PLATFORM	LA	MAIN PASS BLOCK 0175	609-113644	MAINTENANCE EXPENSE	This AFE covers the anticipated expendit ures associated with completing the 'pun	42.50%	75,000.00	31,874.89	-
TIER 2	503581	1	MP 175 PLATFORM	LA	MAIN PASS BLOCK 0175	609-113649	MAINTENANCE EXPENSE	This AFE covers the anticipated expendit ures associated with completing the sand	42.50%	50,000.00	21,249.93	-
TIER 2	503581	1	MP 175 PLATFORM	LA	MAIN PASS BLOCK 0175	609-115742	MAINTENANCE EXPENSE	MP 175A platform sustained moderate dama ge as a result of Hurricane ''Ivan''. Dama	42.50%	499,853.00	212,437.53	161,393.99
TIER 2	301033	7	MI 634 A3 (OCS-G 07202) RC	TX	MATAGORDA ISLAND BLOCK 0633	1-114619	RECOMPLETIONS	Thru tubing recomplete the A-3 LS to the DB-5 A-1 Sand.	22.07%	65,000.00	14,344.83	6,292.54
TIER 2	301033	7	MI 634 A3 (OCS-G 07202) RC	TX	MATAGORDA ISLAND BLOCK 0633	1-115950	PLUGGED & ABANDONMENT	Requesting to plug and abandon the refer enced well.	22.07%	194,678.00	42,963.42	165,506.82
TIER 2	301033	1	MI 634 A3 OCS G-7202	TX	MATAGORDA ISLAND BLOCK 0633	1-113818	PLUGGED & ABANDONMENT	Permanently plug and abandon well.	22.07%	145,178.00	32,039.28	-
TIER 2	301076	9	SM 36 A003 (OCS-G 7699)''STRAY''	GM	SOUTH MARSH ISLAND BLOCK 0048	1-113271	RECOMPLETIONS	Walter proposes AFE which reflects the e stimated cost to abandon the MA Sand and	7.22%	65,000.00	4,694.43	-
TIER 2	301076	8	SM 36 A004(OCS-G 7699) LN SAND	GM	SOUTH MARSH ISLAND BLOCK 0048	1-113269	RECOMPLETIONS	Walter proposes AFE which reflects the e stimated cost to abandon the MA Sand and	7.22%	340,000.00	24,555.48	1,256.17
TIER 2	301079	6	SM 37 B001 (OCS-G 7700)	GM	SOUTH MARSH ISLAND BLOCK 0048	1-114797	RECOMPLETIONS	Estimated costs to abandon the Lower LC Sand and recomplete into the Middle LC S	7.22%	313,000.00	22,605.55	(16.81)
TIER 2	301076	700	SMI 36 A COMPRESSOR	GM	SOUTH MARSH ISLAND BLOCK 0048	1-114040	EQUIP UPGRADE & REPLACEMENT	Purchase and install a new compressor. This compressor will replace the existin	7.22%	1,151,000.00	83,127.75	42,097.84
TIER 2	301076	7	SMI 36 B-4ST1 {RECOMP-LE SAND}	GM	SOUTH MARSH ISLAND BLOCK 0048	1-113664	EXPENSED WORKOVER	Use coil tubing to clean Paraffin from t ubing Nitrogen Lift well in.	7.22%	171,300.00	12,371.66	-
TIER 2	532458	2	ST 211 B002 OCS G16435 RC	GM	SOUTH TIMBALIER BLOCK 0219	609-111693	RECOMPLETIONS	Estimated costs associated with plugging back from the 9200' sand to the 9000' s	22.56%	413,200.00	93,202.38	-
TIER 2	532458	2	ST 211 B002 OCS G16435 RC	GM	SOUTH TIMBALIER BLOCK 0219	609-115224	EXPENSED WORKOVER	Estimated costs associated with wash out with possible recompletion. Will initi	22.56%	138,840.00	31,317.08	-
TIER 2	532458	3	ST 211 B002 OCS G16435 RECPLT	LA	SOUTH TIMBALIER BLOCK 0219	609-115225	RECOMPLETIONS	If workover (AFE# 115224) is unsuccessfu l Spinnaker is requesting partner approv	22.56%	684,505.00	154,398.59	-
TIER 2	532457	1	ST 219 B001 OCS G19831 AKA0001	LA	SOUTH TIMBALIER BLOCK 0219	609-718188	EXPENSED WORKOVER	Schooner - OCS G1983	25.00%	12,080,000.00	3,020,000.00	28,590.84
TIER 2	532457	1	ST 219 B001 OCS G19831 AKA0001	LA	SOUTH TIMBALIER BLOCK 0219	609-115828	EXPENSED WORKOVER	AFE requesting to rig-up a coil tubing u nit and jet the well with nitrogen. The	25.00%	66,240.00	16,560.00	-
TIER 2	12545	10	VK 213 NO.1 (OCS-G 21720)	GM	VIOSCA KNOLL BLOCK 0213	1-105286	DEVELOPMENT DRILLING & COMP	Drill and complete in the 1900' sand. D rill horizontal in upper portion of the	100.00%	3,284,900.00	3,284,900.00	3,544,594.18
TIER 2	12545	10	VK 213 NO.1 (OCS-G 21720)	GM	VIOSCA KNOLL BLOCK 0213	1-115195	EXPENSED WORKOVER	Clean out obstruction in the horizontal section of this well. Work requires a l	100.00%	221,900.00	221,900.00	591,454.68
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-115757	MAINTENANCE EXPENSE	HURRICANE IVAN DAMAGE REPAIRS	100.00%	220,000.00	220,000.00	215,741.83
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-105562	PLATFORMS	FAB & INSTALL WELL CASSION, GUIDE FRAME, WELL CASSION	100.00%	505,000.00	505,000.00	662,509.93
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-108391	PLATFORMS	Engineer, fabricate, refurbish and insta ll single well. Minimal tripod and deck	100.00%	3,475,250.00	3,475,250.00	4,505,127.16
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-108392	PLATFORMS	Engineer, procure, fabricate, lay and bu ry a 10'' pipeline in ~130' WD from our p	100.00%	2,368,400.00	2,368,400.00	2,891,280.40
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-115757	MAINTENANCE EXPENSE	The VK 213 well location satellite struc ture sustained minor damage as a result	100.00%	163,000.00	163,000.00	215,741.83
TIER 2	301177	1	VK 738 #1	GM	VIOSCA KNOLL BLOCK 0738	1-114511	MAINTENANCE EXPENSE	Perform pigging pump repairs. **Sent for information only**	29.00%	35,000.00	10,150.00	42,763.10
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL 213	1-115757	MAINTENANCE EXPENSE	HURRICANE IVAN DAMAGE REPAIRS	100.00%	220,000.00	220,000.00	215,741.83
TIER 2	301113	11	EC 352 A001	GM	EC 353 UNIT	1-118639	RECOMPLETIONS	Recomplete from the depleted B sand to the A sand	11.14%	91,000.00	10,134.12	-
TIER 2	301007	1	VR 271 A001	GM	VERMILION BLOCK 271	1-NA	MAINTENANCE EXPENSE	Level II Underwater Inspection	25.00%	30,000.00	7,500.00	-
TIER 2	530516	3	WC 541 A001	GM	WEST CAMERON BLOCK 541	609-110346-01	RECOMPLETIONS	Supplement for additional days, additional fuel and equipment	88.75%	120,000.00	106,500.00	-
TIER 2	541559	4	HI A442 A004	GM	HIGH ISLAND BLOCK A442	609-119045	EXPENSED WORKOVER	determine source of the casing pressure and if unsuccessful, displace the well with sufficient weight completion fluid to eliminate the casing pressure.	45.45%	180,750.00	82,159.01	-
TIER 2	507006	1	MP 175 PIPELINE	GM	MAIN PASS 0175 PIPELINE	609-119096	EXPENSED WORKOVER	This pipeline inspection includes pipeline crossings, subsea tie-ins, risers and in some cases, entire pipeline lengths in Hurricane Ivan effected areas	42.50%	17,820.00	7,573.47	-
TIER 2	301076	1	SM 36 A1	GM	SOUTH MARSH ISLAND BLOCK 0048	1-119202	EXPENSED WORKOVER	Costs to run tubing caliper inspection (or spinner/temperature log) diagnostics to identify possible corroded isolation assemblies across recompletion zones.	7.22%	80,000.00	5,777.78	-
TIER 2	301071	0	EI 2325 A	GM	EUGENE ISLAND 325	1-NA	MAINTENANCE EXPENSE	REPAIR EXISTING GENERATOR INCLUDING REPLACING PISTONS AND CYLINDERS	33.33%	50,000.00	16,665.00	-
TIER 2	301055	0	SS 277	GM	SHIP SHOAL 277	1-NA	MAINTENANCE EXPENSE	REPLACE PERSONNEL CAPSULE WHICH WAS LOST IN RECENT STORM REQUIRED BY USCG	33.33%	34,200.00	11,398.86	-
TIER 2	301209	0	EI 342 C	GM	EUGENE ISLAND 342	1-NA	MAINTENANCE EXPENSE	PERFORM LEVEL II UNDERWATER INSPECTION	33.15%	46,000.00	15,250.77	-
TIER 2	301071	0	EI 325 A	GM	EUGENE ISLAND 325	1-NA	MAINTENANCE EXPENSE	Replace existing gas detection system	33.33%	24,400.00	8,132.52	-
TIER 2	547487	2	BA 396 001 P&A	GM	BRAZOS BLOCK 0397	609-119537	ABANDONMENT	Plug and abandon the BA 396 001 well per CFR 250 subpart G.	65.00%	436,900.00	283,985.00	-
TIER 2	541559	4	HI A442 A4 & A4D	GM	HIGH ISLAND BLOCK A442	609-119657	EXPENSED WORKOVER	OUT OF MMS COMPLIANCE DUE TO SUSTAINED CASING PRESSURE	45.00%	2,761,700.00	1,242,765.00	-
TIER 2	300073	5	SM 125 D4ST01	GM	SOUTH MARSH ISLAND BLOCK 0128	1-119617	EXPENSED WORKOVER	Lease Saving Op. Utilize coil tubing on the SM 125 D Platform and washout tubing to the top of the thru-tubing screens.	84.01%	165,600.00	139,126.01	-
TIER 2	300130	0	EI 305 B PLATFORM	GM	EUGENE ISLAND BLOCK 305	1-119811	MAINTENANCE EXPENSE	abor and equipment cost are needed to repair the oil lact meter proving loop section	100.00%	30,000.00	30,000.00	-
TIER 2	547429	0	HI A489 B PLATFORM	GM	HIGH ISLAND A474	609-119909	EQUIP UPGRADE & REPLACEMENT	Install additional rental compressor	0.23%	650,000.00	1,526.07
TIER 2	530412	1	EI 297 0003ST OCS G04225	GM	EUGENE ISLAND BLOCK 297	609-116307	EXPENSED WORKOVER	Underestimated the prep cost associated with the subsea equipment.	7.50%	470,525.00	35,289.38	-
TIER 2	301076	1	SM 30 A001 OCS-G 7699	GM	SOUTH MARSH ISLAND BLOCK 0048	1-120283	EXPENSED WORKOVER	INSTALL COIL TUBING VELOCITY STRING	7.22%	270,000.00	19,499.40	-

1 of 2

DIVEST PACKAGE	PROP #	SUB#	PROPERTY NAME	STATE	FIELD	AFE #	AFE TYPE	AFE DESCRIPTION	GWI	AFE GROSS COST ESTIMATE	AFE NET COST ESTIMATE	ACTUAL COSTS PAID TO DATE
TIER 2	301231	2	ST 231 1	GM	SOUTH TIMBALIER BLOCK 0228	1-120492	MAINTENANCE EXPENSE	repairs to the umbilical include replacement and commissioning of the umbilcal from the waterline through the control panel	100.00%	193,000.00	193,000.00	-
TIER 2	301076	8	SM 36 A004(OCS-G 7699)	GM	SOUTH MARSH ISLAND BLOCK 0048	1-120906	EXPENSED WORKOVER	run pulsed neutron log to identify water swept perfs and isolate (if applicable) with thru-tubing bridge plug and cement.	7.22%	200,000.00	14,444.40	-
TIER 2	541559	4	HI A442 A4 & A4D	GM	HIGH ISLAND BLOCK A442	609-119657-01	EXPENSED WORKOVER	Supplement because tubing below dual packer was extremely corroded which resulted in a 10 day fishing job.	45.00%	511,000.00	229,950.00	-
TIER 2	547450	9	HI A339 A014	GM	HIGH ISLAND BLOCK A339	609- N/A	EQUIP UPGRADE & REPLACEMENT	INSTALL PREMANENT FLOWLINE.	0.29%	35,000.00	102.72	-
TIER 2	503650	1	BA 397 A PLATFORM	GM	BRAZOS BLOCK 0397	609-120380	ABANDONMENT	Request to abandon platform except for the wellbore P&A.	40.00%	921,140.00	368,456.00	-

2 of 2

SCHEDULE "6.1"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005 BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. and DEVON LOUISIANA CORPORATION and DEVON ENERGY PETROLEUM PIPELINE COMPANY, COLLECTIVELY AS SELLER, AND MARITECH RESOURCES, INC. AS BUYER

CONDUCT OF BUSINESS

DIVEST PACKAGE	PROP #	SUB#	PROPERTY NAME	STATE	FIELD	AFE #	AFE TYPE	AFE DESCRIPTION	GWI	AFE GROSS COST ESTIMATE	AFE NET COST ESTIMATE	ACTUAL COSTS PAID TO DATE
TIER 2	547490	2	BA 396 A002 OCS G10213 (RC)	GM	BRAZOS BLOCK 0397	609-111706	RECOMPLETIONS	Repair SCSSSV hydraulic control line by replacing seals in the tubing hanger. A	40.00%	165,000.00	66,000.00	82,870.23
TIER 2	547490	2	BA 396 A002 OCS G10213 (RC)	GM	BRAZOS BLOCK 0397	609-114773	EXPENSED WORKOVER	Workover well to replace tubing.	65.00%	1,031,800.00	670,670.00	590,652.05
TIER 2	530380	1	EI 033 0005 OCS G03560	LA	EUGENE ISLAND BLOCK 0032	609-113863	PLUGGED & ABANDONMENT	Proposal to abandon the pipelines associ ated with the #5 well. This abandonment	16.88%	67,500.00	11,390.63	13,913.07
TIER 2	530382	2	EI 033 A001 OCS G03560	LA	EUGENE ISLAND BLOCK 0032	609-113434	PLUGGED & ABANDONMENT	The well has no further utility and is o bserved to be in very poor condition. I	15.63%	467,533.00	73,089.99	49,139.81
TIER 2	530412	1	EI 297 0003ST OCS G04225	LA	EUGENE ISLAND BLOCK 0297	609-116307	EXPENSED WORKOVER	Proposal to run slickline to determine i f the SCSSV for the subject well has fai	7.50%	1,694,475.00	127,085.63	-
TIER 2	301071	13	EI 324 A-4ST1 BD SAND (OCS-G 5517)	GM	EUGENE ISLAND BLOCK 0325	1-117061	RECOMPLETIONS	Revised AFE to recomplete the EI 325 A4 Sidetrack well accessing the "BD" zone and gravel packing through tubing	33.33%	241,120.00	80,373.33	-
TIER 2	301071	0	EI 325 OCS G-5517	GM	EUGENE ISLAND BLOCK 0325	1-115447	MAINTENANCE EXPENSE	Request funds to cover replacement of co rroded studs and nuts, and electrical fi	33.33%	69,000.00	23,000.00	-
TIER 2	301071	14	EI 325 A005 ST01 (OCS-G 5517)	GM	EUGENE ISLAND BLOCK 0325	1-117371	RECOMPLETIONS	Request to recomplete by performing a through tubing plug back with an electric line spread and sand control the "DF" Sand after isolating the "EB" Sand.	33.33%	160,000.00	53,333.28	-
TIER 2	301071	8	EI 325 A1-A (OCS-G 5517)	GM	EUGENE ISLAND BLOCK 0325	1-117370	EXPENSED WORKOVER	Request to add perforations and perform a through tubing gravel pack on the "EF" Sand.	33.33%	242,000.00	80,666.66	-
TIER 2	301071	12	EI 325 A-3ST1 OCSG-5517	GM	EUGENE ISLAND BLOCK 0325	1-117067	RECOMPLETIONS	To add perforations in the ''EG'' sand and commingle with existing ''EF'' sand in th	33.33%	143,220.00	47,740.00	-
TIER 2	301071	9	EI 325 A6 {AE&AD SAND-RECOMPL}	GM	EUGENE ISLAND BLOCK 0325	1-104708	RECOMPLETIONS	Utilize a snubbing unit to perform a rec ompletion from the ''AF'' Sand to the ''AE''	33.33%	1,035,540.00	345,145.48	729,839.01
TIER 2	301209	0	EI 342	GM	EUGENE ISLAND BLOCK 0342	1-116442	PLATFORMS	Repair handrails, drain lines and deckin g per MMS regulations. ***FOR INFORMA	33.15%	23,000.00	7,625.38	89,962.70
TIER 2	301209	0	EI 342	GM	EUGENE ISLAND BLOCK 0342	1-116504	PLATFORMS	AFE to repair the Caterpillar Compressor Frame which was damaged by a loose con	33.15%	145,000.00	48,073.08	-
TIER 2	301209	0	EI 342	GM	EUGENE ISLAND BLOCK 0342	1-117367	LEASE FACILITIES	Request for diver inspection and survey of jacket from damage after boat landing	33.15%	410,000.00	135,930.77	-
TIER 2	300117	0	EI 365 A (OCSG13628)	GM	EUGENE ISLAND BLOCK 0348	1-117258	DEVELOPMENT DRILLING & COMP	El Paso Production has reached casing po int in the referenced well. The well ha	10.00%	3,069,902.00	306,990.20	-
TIER 2	545425	1	HI 030L 0002 STATE TRACT #30L	TX	HIGH ISLAND BLOCK 0030	609-112763	EXPENSED WORKOVER	Wireline work to flow well up 2-3/8'' tub ing. Install concentric gas lift mandre	0.13%	50,000.00	65.92	-
TIER 2	545425	1	HI 030L 0002 STATE TRACT #30L	TX	HIGH ISLAND BLOCK 0030	609-116556	EXPENSED WORKOVER	Wireline work to flow well up 2-3/8'' tub ing. Install concentric gas lift mandre	0.13%	1,065,818.00	1,405.07	1,605.29
TIER 2	503594	1	HI 098L PLATFORM		HIGH ISLAND BLOCK 0098-L	609-114736	LEASE FACILITIES	This AFE is required to replace the exis ting, thin walled (0.25'') onboard water	55.28%	275,000.00	152,020.00	65,495.10
TIER 2	547455	6	HI A340 A017 OCS G02426	TX	HIGH ISLAND BLOCK A-0340	609-116390	EXPENSED WORKOVER	Attempt to N2 jet in the well. ***LEA SE SAVING OPERATION***	0.29%	41,009.00	120.35	-
TIER 2	547455	14	HI A340 A020 OCS G02426	TX	HIGH ISLAND BLOCK A-0340	609-111275	RECOMPLETIONS	Well has been sanded up in the CC & CB S ands since September 1996. A Pulsed Neu	0.29%	137,000.00	402.07	-
TIER 2	547455	10	HI A340 A020D OCS G02426	TX	HIGH ISLAND BLOCK A-0340	609-116389	EXPENSED WORKOVER	Install a thru tubing gravel pack assemb ly .	0.29%	99,389.00	291.69	-
TIER 2	547455	0	HI A340 OCS G02426 (PLATFORM)	GM	HIGH ISLAND BLOCK A-0340	609-111709	EQUIP UPGRADE & REPLACEMENT	Funds requested to upgrade the Compressi on System. This upgrade will result in	0.29%	568,000.00	1,666.97	1,909.88
TIER 2	500044		HI A442 A PLATFORM/FAC ALLOC	TX	HIGH ISLAND BLOCK A-0442	609-110815	MAINTENANCE EXPENSE	Replace/repair handrails and grating. R eplace corroded studs and nuts. Relocat	45.45%	35,000.00	15,909.08	-
TIER 2	500044		HI A442 A PLATFORM/FAC ALLOC	TX	HIGH ISLAND BLOCK A-0442	609-115790	LEASE FACILITIES	THIS AFE IS REQUESTED TO PERFORM ALL SER VICES ASSOCIATED WITH THE FABRICATION AN	0.00%	146,000.00	0.00	11,583.44
TIER 2	500044		HI A442 A PLATFORM/FAC ALLOC	TX	HIGH ISLAND BLOCK A-0442	609-116791	MAINTENANCE EXPENSE	**FOR INFORMATION ONLY** Work will be n eeded on HI-442A due to corrosion and po	45.45%	60,000.00	27,272.70	32,804.06
TIER 2	541559	7	HI A442 A005D OCS G11383	TX	HIGH ISLAND BLOCK A-0442	609-115042	RECOMPLETIONS	Close sliding sleeve to isolate the PL 5 -7 perfs at 3876'-3896'MD. Open sliding	45.45%	16,500.00	7,499.99	-
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-113881	MAINTENANCE EXPENSE	Perform corrosion repairs and painting.	0.23%	650,000.00	1,526.07	(482,855.56)
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-113882	MAINTENANCE EXPENSE	To repair the fire water deluge system.	0.23%	85,000.00	199.56	149,317.74
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-115435	MAINTENANCE EXPENSE	Repair corrosion damage to the compresso r cooler.	0.23%	60,000.00	140.87	-
TIER 2	547412	0	HI A474 A PLATFORM OCS G02366	GM	HIGH ISLAND BLOCK A-0474	609-115437	MAINTENANCE EXPENSE	Generator #2 is out of service and in ne ed of repair.	0.23%	90,000.00	211.30	493,329.27
TIER 2	547412	24	HI A474 A001 OCS G02366	TX	HIGH ISLAND BLOCK A-0474	609-113309	EQUIP UPGRADE & REPLACEMENT	Replace 6'' diameter sales meter with a 2 '' diameter pre-fabricated drop in. The	0.23%	43,260.00	101.57	-
TIER 2	547412	10	HI A474 A010 OCS G02366	TX	HIGH ISLAND BLOCK A-0474	609-113868	EQUIP UPGRADE & REPLACEMENT	Add gas lift valves to increase producti on.	0.23%	70,435.00	165.37	100.00
TIER 2	547412	12	HI A474 A012ST OCS G02366	TX	HIGH ISLAND BLOCK A-0474	609-111841	EXPENSED WORKOVER	This AFE is to add production immediatel y by performing an acid job. After the	0.23%	117,895.00	273.26	(126,560.26)
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-112678	MAINTENANCE EXPENSE	Replace water polisher. Replacement is necessary to to maintain overboard water	0.26%	350,000.00	898.07	(139,952.23)
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-113865	MAINTENANCE EXPENSE	Repair the Fire Water Deluge System. MM S inspection identified system as defici	0.23%	7,500.00	17.61	(314,242.84)
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-113885	MAINTENANCE EXPENSE	To clean out three vessels to improve pr ocessing efficience.	0.23%	65,000.00	152.61	615,449.64
TIER 2	547429	0	HI A489 B PLATFORM OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-113887	MAINTENANCE EXPENSE	To make corrosion based repairs and to p aint	0.23%	350,000.00	821.73	-
TIER 2	547417	1	HI A489 B002 OCS G02372	TX	HIGH ISLAND BLOCK A-0474	609-111842	EXPENSED WORKOVER	To patch tubing, a leak in the tubing is preventing the well from producing at f	0.23%	43,033.00	101.03	(18,593.60)
TIER 2	547429	2	HI A489 B018ST1 OCS G02372	TX	HIGH ISLAND BLOCK A-0474	609-112626	EQUIP UPGRADE & REPLACEMENT	Add gas lift, artificial lift and fabric ate gas lift supply.	0.26%	60,000.00	153.95	501.68
TIER 2	547431	2	HI A489 B021 ST2 OCS G02372	GM	HIGH ISLAND BLOCK A-0474	609-117417	RECOMPLETIONS	P&A current completion in the G-19 Sand and perform a cement packer thru-tubing	0.23%	500,000.00	1,173.90	-
TIER 2	547434	2	HI A489 B025 OCS G02372 (RC)	GM	HIGH ISLAND BLOCK A-0474	609-116293	RECOMPLETIONS	Perform cement packer recompletion to th e E-4 Sand. The inactive E-5 completion	0.23%	270,000.00	633.91	-
TIER 2	547439	0	HI A499 C PLATFORM	GM	HIGH ISLAND BLOCK A-0474	609-113866	MAINTENANCE EXPENSE	Perform corrosion based repairs and pain t the platform. MMS requirements to mai	0.25%	300,000.00	743.49	117.51
TIER 2	547442	2	HI A499 C004 OCS G03118	TX	HIGH ISLAND BLOCK A-0474	609-110251	EXPENSED WORKOVER	The C004 is currently sanded up and not capable of producing. AFE is to recover	0.25%	2,179,700.00	5,401.95	(3,300,861.73)
TIER 2	503581	1	MP 175 PLATFORM	LA	MAIN PASS BLOCK 0175	609-113644	MAINTENANCE EXPENSE	This AFE covers the anticipated expendit ures associated with completing the 'pun	42.50%	75,000.00	31,874.89	-
TIER 2	503581	1	MP 175 PLATFORM	LA	MAIN PASS BLOCK 0175	609-113649	MAINTENANCE EXPENSE	This AFE covers the anticipated expendit ures associated with completing the sand	42.50%	50,000.00	21,249.93	-
TIER 2	503581	1	MP 175 PLATFORM	LA	MAIN PASS BLOCK 0175	609-115742	MAINTENANCE EXPENSE	MP 175A platform sustained moderate dama ge as a result of Hurricane ''Ivan''. Dama	42.50%	499,853.00	212,437.53	161,393.99
TIER 2	301033	7	MI 634 A3 (OCS-G 07202) RC	TX	MATAGORDA ISLAND BLOCK 0633	1-114619	RECOMPLETIONS	Thru tubing recomplete the A-3 LS to the DB-5 A-1 Sand.	22.07%	65,000.00	14,344.83	6,292.54
TIER 2	301033	7	MI 634 A3 (OCS-G 07202) RC	TX	MATAGORDA ISLAND BLOCK 0633	1-115950	PLUGGED & ABANDONMENT	Requesting to plug and abandon the refer enced well.	22.07%	194,678.00	42,963.42	165,506.82
TIER 2	301033	1	MI 634 A3 OCS G-7202	TX	MATAGORDA ISLAND BLOCK 0633	1-113818	PLUGGED & ABANDONMENT	Permanently plug and abandon well.	22.07%	145,178.00	32,039.28	-
TIER 2	301076	9	SM 36 A003 (OCS-G 7699)''STRAY''	GM	SOUTH MARSH ISLAND BLOCK 0048	1-113271	RECOMPLETIONS	Walter proposes AFE which reflects the e stimated cost to abandon the MA Sand and	7.22%	65,000.00	4,694.43	-
TIER 2	301076	8	SM 36 A004(OCS-G 7699) LN SAND	GM	SOUTH MARSH ISLAND BLOCK 0048	1-113269	RECOMPLETIONS	Walter proposes AFE which reflects the e stimated cost to abandon the MA Sand and	7.22%	340,000.00	24,555.48	1,256.17
TIER 2	301079	6	SM 37 B001 (OCS-G 7700)	GM	SOUTH MARSH ISLAND BLOCK 0048	1-114797	RECOMPLETIONS	Estimated costs to abandon the Lower LC Sand and recomplete into the Middle LC S	7.22%	313,000.00	22,605.55	(16.81)
TIER 2	301076	700	SMI 36 A COMPRESSOR	GM	SOUTH MARSH ISLAND BLOCK 0048	1-114040	EQUIP UPGRADE & REPLACEMENT	Purchase and install a new compressor. This compressor will replace the existin	7.22%	1,151,000.00	83,127.75	42,097.84
TIER 2	301076	7	SMI 36 B-4ST1 {RECOMP-LE SAND}	GM	SOUTH MARSH ISLAND BLOCK 0048	1-113664	EXPENSED WORKOVER	Use coil tubing to clean Paraffin from t ubing Nitrogen Lift well in.	7.22%	171,300.00	12,371.66	-
TIER 2	532458	2	ST 211 B002 OCS G16435 RC	GM	SOUTH TIMBALIER BLOCK 0219	609-111693	RECOMPLETIONS	Estimated costs associated with plugging back from the 9200' sand to the 9000' s	22.56%	413,200.00	93,202.38	-
TIER 2	532458	2	ST 211 B002 OCS G16435 RC	GM	SOUTH TIMBALIER BLOCK 0219	609-115224	EXPENSED WORKOVER	Estimated costs associated with wash out with possible recompletion. Will initi	22.56%	138,840.00	31,317.08	-
TIER 2	532458	3	ST 211 B002 OCS G16435 RECPLT	LA	SOUTH TIMBALIER BLOCK 0219	609-115225	RECOMPLETIONS	If workover (AFE# 115224) is unsuccessfu l Spinnaker is requesting partner approv	22.56%	684,505.00	154,398.59	-
TIER 2	532457	1	ST 219 B001 OCS G19831 AKA0001	LA	SOUTH TIMBALIER BLOCK 0219	609-718188	EXPENSED WORKOVER	Schooner - OCS G1983	25.00%	12,080,000.00	3,020,000.00	28,590.84
TIER 2	532457	1	ST 219 B001 OCS G19831 AKA0001	LA	SOUTH TIMBALIER BLOCK 0219	609-115828	EXPENSED WORKOVER	AFE requesting to rig-up a coil tubing u nit and jet the well with nitrogen. The	25.00%	66,240.00	16,560.00	-
TIER 2	12545	10	VK 213 NO.1 (OCS-G 21720)	GM	VIOSCA KNOLL BLOCK 0213	1-105286	DEVELOPMENT DRILLING & COMP	Drill and complete in the 1900' sand. D rill horizontal in upper portion of the	100.00%	3,284,900.00	3,284,900.00	3,544,594.18
TIER 2	12545	10	VK 213 NO.1 (OCS-G 21720)	GM	VIOSCA KNOLL BLOCK 0213	1-115195	EXPENSED WORKOVER	Clean out obstruction in the horizontal section of this well. Work requires a l	100.00%	221,900.00	221,900.00	591,454.68
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-115757	MAINTENANCE EXPENSE	HURRICANE IVAN DAMAGE REPAIRS	100.00%	220,000.00	220,000.00	215,741.83
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-105562	PLATFORMS	FAB & INSTALL WELL CASSION, GUIDE FRAME, WELL CASSION	100.00%	505,000.00	505,000.00	662,509.93
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-108391	PLATFORMS	Engineer, fabricate, refurbish and insta ll single well. Minimal tripod and deck	100.00%	3,475,250.00	3,475,250.00	4,505,127.16
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-108392	PLATFORMS	Engineer, procure, fabricate, lay and bu ry a 10'' pipeline in ~130' WD from our p	100.00%	2,368,400.00	2,368,400.00	2,891,280.40
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL BLOCK 0213	1-115757	MAINTENANCE EXPENSE	The VK 213 well location satellite struc ture sustained minor damage as a result	100.00%	163,000.00	163,000.00	215,741.83
TIER 2	301177	1	VK 738 #1	GM	VIOSCA KNOLL BLOCK 0738	1-114511	MAINTENANCE EXPENSE	Perform pigging pump repairs. **Sent for information only**	29.00%	35,000.00	10,150.00	42,763.10
TIER 2	12545	0	VK 213 PLATFORM	GM	VIOSCA KNOLL 213	1-115757	MAINTENANCE EXPENSE	HURRICANE IVAN DAMAGE REPAIRS	100.00%	220,000.00	220,000.00	215,741.83
TIER 2	301113	11	EC 352 A001	GM	EC 353 UNIT	1-118639	RECOMPLETIONS	Recomplete from the depleted B sand to the A sand	11.14%	91,000.00	10,134.12	-
TIER 2	301007	1	VR 271 A001	GM	VERMILION BLOCK 271	1-NA	MAINTENANCE EXPENSE	Level II Underwater Inspection	25.00%	30,000.00	7,500.00	-
TIER 2	530516	3	WC 541 A001	GM	WEST CAMERON BLOCK 541	609-110346-01	RECOMPLETIONS	Supplement for additional days, additional fuel and equipment	88.75%	120,000.00	106,500.00	-
TIER 2	541559	4	HI A442 A004	GM	HIGH ISLAND BLOCK A442	609-119045	EXPENSED WORKOVER	determine source of the casing pressure and if unsuccessful, displace the well with sufficient weight completion fluid to eliminate the casing pressure.	45.45%	180,750.00	82,159.01	-
TIER 2	507006	1	MP 175 PIPELINE	GM	MAIN PASS 0175 PIPELINE	609-119096	EXPENSED WORKOVER	This pipeline inspection includes pipeline crossings, subsea tie-ins, risers and in some cases, entire pipeline lengths in Hurricane Ivan effected areas	42.50%	17,820.00	7,573.47	-
TIER 2	301076	1	SM 36 A1	GM	SOUTH MARSH ISLAND BLOCK 0048	1-119202	EXPENSED WORKOVER	Costs to run tubing caliper inspection (or spinner/temperature log) diagnostics to identify possible corroded isolation assemblies across recompletion zones.	7.22%	80,000.00	5,777.78	-
TIER 2	301071	0	EI 2325 A	GM	EUGENE ISLAND 325	1-NA	MAINTENANCE EXPENSE	REPAIR EXISTING GENERATOR INCLUDING REPLACING PISTONS AND CYLINDERS	33.33%	50,000.00	16,665.00	-
TIER 2	301055	0	SS 277	GM	SHIP SHOAL 277	1-NA	MAINTENANCE EXPENSE	REPLACE PERSONNEL CAPSULE WHICH WAS LOST IN RECENT STORM REQUIRED BY USCG	33.33%	34,200.00	11,398.86	-
TIER 2	301209	0	EI 342 C	GM	EUGENE ISLAND 342	1-NA	MAINTENANCE EXPENSE	PERFORM LEVEL II UNDERWATER INSPECTION	33.15%	46,000.00	15,250.77	-
TIER 2	301071	0	EI 325 A	GM	EUGENE ISLAND 325	1-NA	MAINTENANCE EXPENSE	Replace existing gas detection system	33.33%	24,400.00	8,132.52	-
TIER 2	547487	2	BA 396 001 P&A	GM	BRAZOS BLOCK 0397	609-119537	ABANDONMENT	Plug and abandon the BA 396 001 well per CFR 250 subpart G.	65.00%	436,900.00	283,985.00	-
TIER 2	541559	4	HI A442 A4 & A4D	GM	HIGH ISLAND BLOCK A442	609-119657	EXPENSED WORKOVER	OUT OF MMS COMPLIANCE DUE TO SUSTAINED CASING PRESSURE	45.00%	2,761,700.00	1,242,765.00	-
TIER 2	300073	5	SM 125 D4ST01	GM	SOUTH MARSH ISLAND BLOCK 0128	1-119617	EXPENSED WORKOVER	Lease Saving Op. Utilize coil tubing on the SM 125 D Platform and washout tubing to the top of the thru-tubing screens.	84.01%	165,600.00	139,126.01	-
TIER 2	300130	0	EI 305 B PLATFORM	GM	EUGENE ISLAND BLOCK 305	1-119811	MAINTENANCE EXPENSE	abor and equipment cost are needed to repair the oil lact meter proving loop section	100.00%	30,000.00	30,000.00	-
TIER 2	547429	0	HI A489 B PLATFORM	GM	HIGH ISLAND A474	609-119909	EQUIP UPGRADE & REPLACEMENT	Install additional rental compressor	0.23%	650,000.00	1,526.07
TIER 2	530412	1	EI 297 0003ST OCS G04225	GM	EUGENE ISLAND BLOCK 297	609-116307	EXPENSED WORKOVER	Underestimated the prep cost associated with the subsea equipment.	7.50%	470,525.00	35,289.38	-
TIER 2	301076	1	SM 30 A001 OCS-G 7699	GM	SOUTH MARSH ISLAND BLOCK 0048	1-120283	EXPENSED WORKOVER	INSTALL COIL TUBING VELOCITY STRING	7.22%	270,000.00	19,499.40	-

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DIVEST PACKAGE	PROP #	SUB#	PROPERTY NAME	STATE	FIELD	AFE #	AFE TYPE	AFE DESCRIPTION	GWI	AFE GROSS COST ESTIMATE	AFE NET COST ESTIMATE	ACTUAL COSTS PAID TO DATE
TIER 2	301231	2	ST 231 1	GM	SOUTH TIMBALIER BLOCK 0228	1-120492	MAINTENANCE EXPENSE	repairs to the umbilical include replacement and commissioning of the umbilcal from the waterline through the control panel	100.00%	193,000.00	193,000.00	-
TIER 2	301076	8	SM 36 A004(OCS-G 7699)	GM	SOUTH MARSH ISLAND BLOCK 0048	1-120906	EXPENSED WORKOVER	run pulsed neutron log to identify water swept perfs and isolate (if applicable) with thru-tubing bridge plug and cement.	7.22%	200,000.00	14,444.40	-
TIER 2	541559	4	HI A442 A4 & A4D	GM	HIGH ISLAND BLOCK A442	609-119657-01	EXPENSED WORKOVER	Supplement because tubing below dual packer was extremely corroded which resulted in a 10 day fishing job.	45.00%	511,000.00	229,950.00	-
TIER 2	547450	9	HI A339 A014	GM	HIGH ISLAND BLOCK A339	609- N/A	EQUIP UPGRADE & REPLACEMENT	INSTALL PREMANENT FLOWLINE.	0.29%	35,000.00	102.72	-
TIER 2	503650	1	BA 397 A PLATFORM	GM	BRAZOS BLOCK 0397	609-120380	ABANDONMENT	Request to abandon platform except for the wellbore P&A.	40.00%	921,140.00	368,456.00	-

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SCHEDULE "14.1"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JULY 22, 2005, BY AND BETWEEN DEVON ENERGY PRODUCTION COMPANY, L.P. AND DEVON LOUISIANA CORPORATION AND DEVON ENERGY PETROLEUM PIPELINE COMPANY AS SELLER, AND MARITECH RESOURCES, INC., AS BUYER

RETAINED LITIGATION

1. Barbara Butler v. Devon Energy Intrastate Pipeline Company, et al., filed January 18, 2001, in the 16th Judicial District Court, St. Mary Parish, Docket No. 107026, scheduled for trial December 15, 2005, for personal injuries sustained, including exposure to toxic chemical, on vessel. Unable to determine if related to any Devon leases to be acquired.

2. Leon Davis v. Pennzoil Company, et al., filed September 14, 1990, in the 16th Judicial District Court, Iberia Parish, Docket No. 71396-E, for personal injuries sustained on unnamed platform. Unable to determine if related to any Devon leases to be acquired.

3. John J. Thibodeaux v. Pennzoil-Quaker State Company, et al., filed June 11, 2001, in the 16th Judicial District Court, Iberia Parish, Docket No. 95982-H, for personal injuries sustained resulting from asbestos exposure at numerous worksites, including a Pennzoil offshore platform. Unable to determine if related to any Devon leases to be acquired.

4. Phillip Jeffers v. Cal Dive International, Inc. and Devon Louisiana Corporation, filed June 2, 2003, in the 16th Judicial District Court, St. Mary Parish, Docket No. 110853, for personal injuries sustained while on vessel that ran into unlighted structure operated by Devon. Unable to determine if related to any Devon leases to be acquired.